                                                                 EXHIBIT 10.31
- -------------------------------------------------------------------------------

OFFICE MARKET STUDY
Three Southern California Counties
Los Angeles, Orange, and San Diego Counties

- -------------------------------------------------------------------------------




PREPARED FOR:

ARDEN REALTY GROUP, INC.
9100 Wilshire Boulevard
Beverly Hills, California  90212

As of:  December 31, 1995


PREPARED BY

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.
Valuation Advisory Services
555 South Flower Street, Suite 4200
Los Angeles, California  90071

                                  [LETTERHEAD]








June 30, 1996



Mr. Victor Coleman
ARDEN REALTY GROUP, INC.
9100 Wilshire Boulevard
Beverly Hills, California 90212


Re:  Office Market Study
     Three Southern California Counties
     Los Angeles, Orange, and San Diego Counties
     As Of: December 31, 1995


Dear Mr. Coleman:

     At your request Cushman & Wakefield of California, Inc. has completed the office market study covering the three Southern California counties of Los Angeles, Orange, and San Diego. The information and analysis contained in this market study is based on data available as of December 31, 1995, and does not reflect data or changes subsequent to that date.

     This information contained in this market study has been gathered from sources assumed to be reliable, including publicly available records. Because records of all transactions are not readily available, the information contained in the market study may not reflect all transactions occurring in the geographic area discussed in the market study. In addition, transactions that are reported may not be described accurately or completely in the publicly available records. Cushman & Wakefield of California, Inc. is not responsible for and does not warrant the accuracy or completeness of any such information derived from such publicly available records.

     In connection with this market study, Cushman & Wakefield of California, Inc. made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters. Any estimates or approximations contained herein could reasonably be subject to different interpretations by other parties. Because predictions of future events are inherently subject to uncertainty, Cushman & Wakefield of California, Inc. or any other person cannot assume that such predicted rental rates, absorption, or other events will occur as outlined or predicted in this market study. Reported asking rental rates of properties, replacement cost rents or estimated replacement costs do not purport to necessarily reflect the rental rates at which properties may actually be rented, actual rents required to support new development or the actual cost of replacement. In many instances, asking rents and actual rental rates differ significantly.

     Changes in local, national and international economic conditions will affect the markets described in this market study. Therefore, Cushman & Wakefield of California, Inc. can give no assurance that occupancy and absorption levels and rental rates as of the date of this market study will continue or that such occupancy levels and rental rates will be attained at any time in the future. Forecasts of absorption rates, rental activity, replacement cost rents and replacement costs are Cushman & Wakefield of California Inc.'s estimates as of the date of this market study. Actual future market conditions may differ materially from the forecasts and projections contained herein.

     Cushman & Wakefield of California, Inc. is part of a national network of affiliated companies providing real estate services. As such, from time to time, Cushman & Wakefield of California, Inc. and its affiliates have provided and in the future may provide real estate related services, including brokerage and leasing agent services, to Arden Realty Group, Inc. or its principals, or may represent Arden Realty Group, Inc., its principals or others doing business with Arden Realty Group, Inc.



Respectfully submitted,

CUSHMAN & WAKEFIELD OF CALIFORNIA, INC.






James W. Myers, MAI
Senior Director
Valuation Advisory Services

                          (Map of Southern California)





LEGEND
1 Los Angeles County
2 Orange County
3 San Diego County

                                                              TABLE OF CONTENTS
- -------------------------------------------------------------------------------


                                                                 PAGE

LOS ANGELES COUNTY OFFICE MARKET . . . . . . . . . . . . . . .     1
  Los Angeles County Office Market Overview  . . . . . . . . .     1
  Employment . . . . . . . . . . . . . . . . . . . . . . . . .     8
  Services . . . . . . . . . . . . . . . . . . . . . . . . . .     9

LOS ANGELES COUNTY OFFICE MARKET SALES AND INVESTMENT
  ACTIVITY . . . . . . . . . . . . . . . . . . . . . . . . . .    13

LOS ANGELES WEST OFFICE MARKET . . . . . . . . . . . . . . . .    14
  West Los Angeles Markets . . . . . . . . . . . . . . . . . .    14
  Westwood/West Los Angeles Market . . . . . . . . . . . . . .    15
  Beverly Hills. . . . . . . . . . . . . . . . . . . . . . . .    20
  Century City . . . . . . . . . . . . . . . . . . . . . . . .    22
  Miracle Mile Market. . . . . . . . . . . . . . . . . . . . .    23
  Culver City And Adjacent Markets . . . . . . . . . . . . . .    28
  Los Angeles International Airport (LAX) Submarket (Century
  Boulevard) . . . . . . . . . . . . . . . . . . . . . . . . .    30
  Market Rental Rates - Westside Los Angeles Markets . . . . .    32
  Gross Leasing Activity . . . . . . . . . . . . . . . . . . .    33
  Westside Tenant Base . . . . . . . . . . . . . . . . . . . .    33
  Conclusions. . . . . . . . . . . . . . . . . . . . . . . . .    33

LOS ANGELES NORTH OFFICE MARKET ANALYSIS . . . . . . . . . . .    35
  Los Angeles North Office Market  . . . . . . . . . . . . . .    35
  Tri-City Office Market . . . . . . . . . . . . . . . . . . .    36
  Central Valley Market. . . . . . . . . . . . . . . . . . . .    39
  Competitive Office Supply and Vacancy - Encino Sherman
    Oaks . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
  West Valley Market . . . . . . . . . . . . . . . . . . . . .    42
  Woodland Hills Market. . . . . . . . . . . . . . . . . . . .    44
  Conejo Valley Submarket. . . . . . . . . . . . . . . . . . .    47
  Calabasas Market . . . . . . . . . . . . . . . . . . . . . .    49
  Westlake Village Market. . . . . . . . . . . . . . . . . . .    51
  Conclusion - North Los Angeles Office Sector . . . . . . . .    53

LOS ANGELES SOUTH OFFICE MARKET ANALYSIS . . . . . . . . . . .    54
  Los Angeles South Office Market  . . . . . . . . . . . . . .    54
  Long Beach Market. . . . . . . . . . . . . . . . . . . . . .    54
  Long Beach Freeway Submarket . . . . . . . . . . . . . . . .    56
  Leasing Activity/Absorption/Tenant Demand. . . . . . . . . .    56

ORANGE COUNTY OFFICE MARKET. . . . . . . . . . . . . . . . . .    59
  Overview . . . . . . . . . . . . . . . . . . . . . . . . . .    59
  Net Office Absorption. . . . . . . . . . . . . . . . . . . .    60
  Tri-Freeway Office Sector. . . . . . . . . . . . . . . . . .    61
  West County Office Sector. . . . . . . . . . . . . . . . . .    64

SAN DIEGO OFFICE MARKET. . . . . . . . . . . . . . . . . . . .    70

                                                              TABLE OF CONTENTS
- -------------------------------------------------------------------------------
  Regional Overview  . . . . . . . . . . . . . . . . . . . . .    70
  Downtown Office Market . . . . . . . . . . . . . . . . . . .    71

ADDENDA. . . . . . . . . . . . . . . . . . . . . . . . . . . .    78

                          (Map of Southern California)


LEGEND

1 Los Angeles Central
2 Los Angeles West
3 Los Angeles North
4 Los Angeles South

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

 LOS ANGELES COUNTY OFFICE MARKET OVERVIEW

     SUPPLY AND TENANT DEMAND

     According to Cushman & Wakefield's year-end 1995 survey the combined Los Angeles County office market contained a total inventory of 168,252,296 square feet. This figure excludes owner--user, medical, and government office buildings.

     The accompanying exhibit provides a statistical overview of the year-end 1995 office inventory for Los Angeles County, including a breakdown by markets. The markets included in the sectors used in this report are summarized below.

     Sector                         Markets
     ------                         --------
     Los Angeles Central/Downtown:  Downtown Los Angeles
                                    Mid-Wilshire Corridor
                                    San Gabriel Valley

     Los Angeles West:              Hollywood/West Hollywood
                                    Beverly Hills/Century City
                                    Westwood/West L.A./Santa Monica
                                    Marina Area/Culver City/LAX

     Los Angeles South Bay:         El Segundo
                                    Long Beach
                                    Torrance

     Los Angeles North:             Simi/Conejo Valleys
                                    West San Fernando Valley
                                    Central San Fernando Valley
                                    East San Fernando Valley/Tri-Cities

     Each market within the larger markets is comprised of a series of submarkets. Although the markets and individual office markets compete to varying degrees on a larger scale for the Los Angeles County tenant base, each market is characterized independently in general terms by a typical targeted tenant or industry type. The table below presents a general overview of the tenant base for the markets.

- -------------------------------------------------------------------------------
                                       1


                                                LOS ANGELES COUNTY
                                           MARKET & SUBMARKET STATISTICS
                                           END OF THE 4TH QUARTER OF 1995



                                                                                                DIRECT
                                                         NUMBER                 DIRECT         VACANCY                OVERALL
MARKET/SUBMARKET                        INVENTORY      OF BLDGS         AVAILABILITIES            RATE         AVAILABILITIES
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                             51,544,706           243             11,610,517           22.5%             12,730,532
- ------------------------------------------------------------------------------------------------------------------------------
1     Downtown Los Angeles              36,583,419           109              7,403,905           20.2%              8,378,418
2     Mis-Wilshire Corridor             8,160,278            47              2,612,146           31.9%              2,726,323
3     San Gabriel Valley                 6,801,009            87              1,594,466           23.4%              1,625,791

- ------------------------------------------------------------------------------------------------------------------------------
WEST LOS ANGELES                        50,014,880           367              9,289,766           18.6%             10,139,060
- ------------------------------------------------------------------------------------------------------------------------------
4     Park Mile/West Hollywoood          9,399,102            76              2,113,365           22.5%              2,218,481
5     Beverly Hills/Century City        14,351,740            89              2,340,143           16.3%              2,600,637
6     Westwood/West Los Angeles         17,304,111           139              2,924,088           16.9%              3,391,103
7     Marina Area/Culver City/LAX        8,959,927            63              1,912,170           21.3%              1,928,839

- ------------------------------------------------------------------------------------------------------------------------------
SOUTH LOS ANGELES                       27,336,900           240              4,813,583           17.6%              5,679,308
- ------------------------------------------------------------------------------------------------------------------------------
8     El Segundo                         9,424,153            69              1,471,128           15.6%              2,253,783
9     Torrance                           7,412,586            82              1,490,376           20.1%              1,521,263
10    Long Beach                        10,500,161            89              1,852,079           17.6%              1,904,262

- ------------------------------------------------------------------------------------------------------------------------------
NORTH LOS ANGELES                       39,355,810           467              5,682,217           14.4%              6,775,557
- ------------------------------------------------------------------------------------------------------------------------------
11    Simi/Conejo Valley                 4,537,562            87                510,332           11.2%                832,609
12    West Valley                        8,487,933            96              1,404,681           18.5%              1,697,185
13    Central Valley                     8,525,170           111              1,528,178           17.9%              1,729,033
14    East Valley/Tri-Cities            17,805,145           173              2,239,026           12.6%              2,516,730

- ------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  168,252,296         1,317             31,396,083           18.7%             35,324,457
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------



                                            OVERALL
                                            VACANCY         NET ABSORPTION         WTD. AVG.
MARKET/SUBMARKET                               RATE               YTD 1995       RENTAL RATE
- ----------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------
LOS ANGELES                                    24.7%              (711,752)            $18.44
- ----------------------------------------------------------------------------------------------
1     Downtown Los Angeles                     22.9%              (227,255)            $19.40
2     Mis-Wilshire Corridor                    33.3%               (43,510)            $15.98
3     San Gabriel Valley                       23.9%              (440,987)            $18.04

- ----------------------------------------------------------------------------------------------
WEST LOS ANGELES                               20.3%                419,123            $20.93
- ----------------------------------------------------------------------------------------------
4     Park Mile/West Hollywoood                23.6%              (189,303)            $18.80
5     Beverly Hills/Century City               18.1%               317,263             $24.12
6     Westwood/West Los Angeles                19.6%                67,888             $23.88
7     Marina Area/Culver City/LAX              21.5%               223,275             $14.85

- ----------------------------------------------------------------------------------------------
SOUTH LOS ANGELES                              20.8%               368,654             $18.14
- ----------------------------------------------------------------------------------------------
8     El Segundo                               23.9%               326,730             $17.88
9     Torrance                                 20.5%              (307,739)            $17.76
10    Long Beach                               18.1%               349,663             $16.64

- ----------------------------------------------------------------------------------------------
NORTH LOS ANGELES                              17.2%               196,129             $20.80
- ----------------------------------------------------------------------------------------------
11    Simi/Coejo Valley                        18.3%               243,948             $18.36
12    West Valley                              20.0%               209,106             $21.60
13    Central Valley                           20.3%              (181,315)            $16.68
14    East Valley/Tri-Cities                   14.1%               (75,610)            $21.61

- ----------------------------------------------------------------------------------------------
TOTAL                                          21.0%                272,154            $19.56
- ----------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------


                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     Sector                         Tenant Base
     ------                         -----------
     Los Angeles Central/Downtown   Financial
                                    Legal
                                    Telecommunications
                                    Energy
                                    Accounting
                                    Real Estate
                                    Government/Quasi-Government

     Los Angeles West:              Legal
                                    Accounting
                                    Entertainment
                                    Insurance
                                    Real Estate
                                    Financial Services
                                    Advertising

     Los Angeles South:             Aerospace
                                    High-Tech
                                    Research & Development

     Los Angeles North:             Entertainment
                                    Insurance
                                    Legal
                                    Accounting
                                    Engineering

     Considerable duplication exists within the office tenant base for the Los Angeles County office markets. However, the office markets maintain separate identities in terms of the primary tenancies and relative prestige and corresponding relative rental rate structures for comparable buildings within the separate markets. Legal and accounting firms provide considerable tenant demand within each of the markets, for example, but the type and focus of these professional firms is directed toward the business base within the sector. Downtown Los Angeles law and accounting firms consist primarily of larger national or regional firms oriented toward corporations and government for example, while westside Los Angeles firms typically are smaller and specialize in a particular field, such as entertainment law.

     HISTORICAL OFFICE DEVELOPMENT

     Fundamental shifts occurred in the greater Los Angeles office market during the past decade. The most significant changes include the exodus of major insurance companies and corporations from the Mid-Wilshire District to more suburban locations such as Warner Center and Glendale during the 1980s, and the movement of some entertainment firms from Hollywood and Beverly Hills to areas such as Burbank (North Los Angeles), Woodland Hills/Warner Center (North Los Angeles), or Culver City and Santa

- -------------------------------------------------------------------------------
                                       2

                               LOS ANGELES COUNTY
              Construction History Chart of Class A and B Buildings


   YEAR     CENTRAL*         WEST**       NORTH***          SOUTH          TOTAL
- --------------------------------------------------------------------------------
    82     4,882,683      1,541,242        838,212      3,999,186     11,261,323
    83     2,920,192      3,652,672      1,872,082      2,606,238     11,051,184
    84     1,810,809      1,333,243        967,610      3,635,363      7,747,025
    85     4,412,902      2,402,687      1,278,203      1,922,112     10,015,904
    86     2,913,129      2,964,782      2,334,294      2,789,202     11,001,407
    87     3,771,021      3,070,016        874,928      3,169,020     10,844,985
    88     1,903,160        702,166      1,835,374      2,490,781      6,931,481
    89     2,185,292      2,266,345      1,203,053      1,485,792      7,140,482
    90     2,451,345      1,638,153      1,150,463      1,450,521      6,690,483
    91     4,824,238      1,485,847        865,615        802,029      7,977,729
    92     1,703,355        164,450         30,000              0      1,897,805
    93             0              0              0              0              0
    94             0              0              0              0              0
    95             0        135,000         45,700              0        180,700
- --------------------------------------------------------------------------------
   TOTAL  33,778,127     21,358,603     13,295,534     24,350,244     92,780,508
- --------------------------------------------------------------------------------

  ANNUAL
  AVG      2,412,723      1,525,472        949,681      1,739,303

- --------------------------------------------------
         *     Including Miracle Mile, Pasadena and Pasadena East

        **     Excluding Miracle Mile

       ***     Without Tri-Cities



                              ANNUAL OFFICE BUILDING

                             CONSTRUCTION TREND LINE

                               Los Angeles County


                                    [GRAPH]

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------


Monica (West Los Angeles). These shifts have involved relocations within the Los Angeles County marketplace, and most of the current markets have emerged as separate, viable office locations during the past decade. The established Los Angeles County office markets as of 1980 consisted of downtown Los Angeles, the Mid-Wilshire sector, Pasadena, Beverly Hills, Century City, and the Ventura Boulevard corridor in the San Fernando Valley. Approximately 55% of the total existing office development in Los Angeles County has been completed during the period since 1982.

     A number of the current major office markets or submarkets were effectively created during roughly the past decade. Most of the development in the following markets (total current supply in parenthesis) has been completed since 1980: Warner Center (5,325,021 square feet) Burbank/Universal City (5,517,729 square feet), Glendale (5,052,071 square feet), Brentwood (3,254,337 square feet), Culver City/Westchester (3,643,649 square feet), and Long Beach (7,419,205 square feet). Much of the development in the Glendale, Burbank, Culver City, and downtown Long Beach office markets was assisted to varying degrees by government agencies, including redevelopment agencies. Significant assistance (political and/or financial) by government agencies has also increased the office development in previously established markets such as downtown Los Angeles and Pasadena. Prior to about 1980 several of these alternative office locations either did not exist or the available supply in the market was not sufficient to represent serious competition for the established office markets. The existence of a number of alternative office market locations within the Los Angeles basin is a significant consideration in analyzing historical vacancy and rental trends in the individual markets prior to 1982 for the purpose of projecting future performance.

     FUTURE COMPETITIVE SUPPLY

     Future competitive office development in the Los Angeles County markets is restricted by two primary factors: 1) economic conditions - the current financial infeasibility of most new development and the absence of available financing for office development of new office properties; and 2) political conditions - the governmental restrictions limiting new development. Although the economic factors limiting development, which are based on lending restrictions and economic infeasibility under current leasing conditions and effective rental rates, represent the primary reason for limited new development in the recent, past and near future, the political constraints on new development as the most significant factor limiting new competitive office supply in a number of the markets and market for the long term.

     1)   ECONOMIC CONSTRAINTS

     Market rental rates in Los Angeles County submarkets are currently below (to varying degrees) the levels required to justify new Class A office development. The current (year-end 1995) weighted average asking rental rate for all direct office space availabilities in Los Angeles County is $19.56 per-square-foot annually, full service gross. The individual markets have weighted average rental rates (asking) from $14.85 to $24.12 per-square-foot.

- -------------------------------------------------------------------------------
                                       3

                  SUMMARY OF DEVELOPMENT CONSTRAINTS (POLITICAL)
                        LOS ANGELES AREA OFFICE MARKETS


LOCATION                       DEVELOPMENT CONTROL

Suburban North
- --------------

   Burbank                     Specific Plan

   San Fernando Valley         Specific Plan
                               Ventura Boulevard Specific Plan/Proposition U
                               Warner Center Specific Plan

Westside
- --------
   Park Mile                   Specific Plan
   Miracle Mile                Interim Control Ordinance (ICO)
   Beverly Hills               Restrictive Zoning
   Westwood                    Specific Plan and ICO
   Brentwood                   Proposition U/Specific Plan and ICO
   West Los Angeles            Proposition U/Traffic Control Ordinances
   Santa Monica                Restrictive Zoning/Specific Plan
   Century City                Specific Plans and Traffic Control Ordinance

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------


     New construction costs for mid to high-rise office buildings vary by market location and underlying land cost. The relative strength of the markets in terms of tenant demand and the "spread" between the rents required support new development and the current market rental levels in the various markets fluctu-ates considerably, but virtually no new speculative office construction has occurred in Los Angeles County markets since 1992. Refer to accompanying exhibit for historical construction activity since 1980. Based on published cost estimates from MARSHALL VALUATION SERVICE and the following assumptions, the general Los Angeles area replacement cost for excellent and average quality
 Class A office buildings and the corresponding rental rates required for new development is summarized below.

                                      Class A Office Building Quality
     Cost Assumptions                 Excellent      Average
     ----------------                 ---------      -------
          Average Height:             20 stories     10 stories
          Parking Ratio:              3/1000 SF      3/1,000 SF
          Parking Facilities:         Subterranean   Above-Grade Structure
          Average Commission:         $10 PSF        $9 PSF
          "Soft" Costs/Traffic Fees   $20 PSF        $10  PSF

     The rounded estimated costs and implied rental rates are shown below.

                                                 PSF
                                      Class A Office Building Quality
                                      Excellent      Average
                                      ---------      -------
          Construction Cost New*
                 (Excludes Land):     $260           $160
          Net Rent Implied for
               10% Return:            $ 26           $ 16
          Annual Expenses:            $ 10           $  8
                                      ----           ----
          Implied FSG Rent:           $ 36           $ 24
          Less: Parking Inc. PSF      $  3           $  2
                                      ----           ----
           Total Gross Income:        $ 33           $ 22
          Adjust for Vacancy
          @ % 7.5%:                   $ 35           $ 24

          Implied Replacement
          Cost Rents (net of Parking) $ 35           $ 24

     *includes parking facilities

     The costs and rents above EXCLUDE any value attributable to the underlying land. The current market rental rate range for office buildings from "Excellent" to "Average" quality in Los
Angeles County markets is below the level required for new construction. As

- -------------------------------------------------------------------------------

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------


noted, the current quoted average ASKING rental range for directly available space in Los Angeles area office buildings is $19.56 per-square-foot annually. The highest rental rates for Class A space in Los Angeles County are achieved in the prime westside markets of Century City, Westwood, and Santa Monica, and in the Burbank Media District. The best quality buildings in the 20-story height range in these locations achieve rental rates in the range of $27 to $30 per-square-foot annually on full service gross basis. The 17 to 30 percent difference between current market rents of $27 to $30 per-square-foot and the Implied Replacement Cost Rent of $35 per-square-foot annual-ly for excellent quality office buildings shown in the previous chart provides an indication of the "spike" in rents that would be required PRIOR TO LAND VALUE CONSIDERATIONS before new con-struction could be economically justified. The costs and rents chown in this analysis are illustrative and attempt to show certain relationships. Other factors not considered here could still result in now construction. For example, the most recent development activity on several entitled sites for office devel-opment has involved considerably less dense retail construction.

     2)   POLITICAL CONSTRAINTS

     Other than the downtown market and the South Los Angeles market area, nearly every sector of the City of Los Angeles and adjacent suburban cities with a meaningful office market has implemented restrictions on new development, tied to political factors, traffic mitigation and other infrastructure issues. These restrictions will negatively impact the political feasibility of significant amounts of new office construction under any future economic office market scenario. The accompanying exhibit summarizes Los Angeles area markets with meaningful political constraints on development currently in place or pending. The specific plans are based on automobile "trips" (costs associated with traffic mitigation costs) or other criteria (typically tied to infrastructure). The political influence of the homeowner's groups, which typically have active slow- or no-growth philosophies toward new development, is strong and has increased considerably during the past decade.

     In addition to typical zoning and planning issues, new development of significant size and scope within specific plan areas will require substantial additional entitlement fees to be paid prior to approval for new development. The fees are usually based on the anticipated new traffic generated by a proposed project, and the costs are assessed based on square footage and use. The "prime" westside markets, including Westwood, Century City, Brentwood, and Santa Monica have substantial fees for new development, as does the Miracle Mile District, and the Ventura Boulevard corridor of the San Fernando Valley (including Encino and Woodland Hills).

     The most significant political constraint on new competitive office supply in the City of Los Angeles markets has been Proposition U, which was passed in 1986 and down-zoned all Height District I properties in the City of Los Angeles. Known also as Ordinance No. 161684, Proposition "U" amended the zoning code for all areas of the City of Los Angeles to include height district designations ranging from1 to 4, with much of the city downzoned to height district No. 1. Properties within this designation are limited to a maximum of 3 stories or 45 feet in height. The "wave" in new high-rise construction during

- -------------------------------------------------------------------------------

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------


the latter portion of the last decade (the 1980's) was in part accelerated by developers and lenders who hurried high-rise office developments through the planning and development stages before the sites were downzoned. Properties in the downtown Los Angeles market area are not within this height classification, but most other areas of the City have been impacted, including West Los Angeles and the Ventura Boulevard corridor of the San Fernando Valley. The portions of the City most directly effected by Proposition U and the specific plans summarized on the chart are generally the most affluent, prestigious residential areas, and office buildings in these locations have typically commanded some of the highest rental rates in the County. These areas also experienced some of the greatest levels of new development during the previous decade (1980's). The concerns of the surrounding residential communities over the increasing traffic and the decline in the overall quality of life has led to the formation of a number of politically influential homeowner's groups that can be described as actively anti-development. Although there are some political and governmental controls on future development in the downtown market area, the number of projects currently entitled for development or "in the pipeline" for approval is substantial, and the surrounding residential base is not as organized, active, or apparently as influential as the more affluent communities situated in the west and north Los Angeles County markets.

     PROBABLE FUTURE DEVELOPMENT ACTIVITY

     As discussed above the economic and political constraints on new office development have resulted in virtually no new office construction in Los Angeles County markets since 1992. The "spread" between current market rental rates and the rents required to justify new development varies from submarket to submarket. The highest rental rates in the county are currently achieved in the "Tri-Cities" markets and the "prime" westside Los Angeles markets. While there are several potential speculative office development parcels in these markets, new multi-tenant development appears to be two or more years in the future. Owner-user projects such as the proposed Dreamworks animation facility in Glendale or "redevelopment" projects such as the former Lockheed "Skunkworks" facility in Burbank for a major entertainment industry tenant are expected to commence during the second half of 1996. Build-to-suit activity for Dreamworks studios and related businesses in the Playa Vista area of west Los Angeles and Glendale may occur during 1997-1998. In terms of speculative office development potential, however, several potential office sites in prime locations have remained vacant for a number of years due to market conditions, and market rental "spikes" will be required before new speculative office develop-ment can occur.

     VACANCY

     The landlord-direct vacancy rate for Los Angeles County office markets was
18.7 percent, based on 31,396,083 square feet available for lease at the end of 1995. Our review of the data on a submarket by submarket basis indicates there are isolated submarkets that experienced considerably lower direct vacancy levels than the countywide figure, such as Universal City and the Burbank Media District. Most markets within Los Angeles County, with the exception of the Tri-Cities area, have direct vacancy rates above 15 percent, and several have current direct vacancy levels in the range of 20 percent. The

- -------------------------------------------------------------------------------

                         OFFICE MARKET VACANCY TRENDS

                              LOS ANGELES COUNTY

- --------------------------------------------------------------------------------------------
                   Including L.A. Central / Downtown      Excluding L.A. Central / Downtown
                            VACANCY RATES                          VACANCY RATES
 YEAR QUARTER      DIRECT      SUBLEASE      OVERALL      DIRECT      SUBLEASE      OVERALL
- ---------------- -------------------------------------- ------------------------------------
 1991  4th Qtr      19.0%        3.6%         22.6%        19.2%        3.3%         22.5%

- ---------------- -------------------------------------- ------------------------------------

 1992  4th Qtr      19.4%        3.5%         22.9%        18.9%        2.7%         21.6%

- ---------------- -------------------------------------- ------------------------------------

 1993  4th Qtr      18.8%        3.8%         22.5%        18.4%        3.0%         21.4%

- ---------------- -------------------------------------- ------------------------------------

 1994  4th Qtr      18.7%        3.1%         21.8%        17.3%        2.3%         19.5%

- ---------------- -------------------------------------- ------------------------------------

 1995  4th Qtr      18.7%        2.3%         21.0%        17.0%        2.4%         19.4%
- --------------------------------------------------------------------------------------------

                             VACANCY RATIO BAR GRAPH
                Excluding Los Angeles Central / Downtown Overall Vacancy Rate

                                     [Graph]

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------


previous Los Angeles County Office Market Statistics chart illustrates the vacancy breakdown by sector.

     Including sublease availabilities the OVERALL Los Angeles County office market vacancy level was 21.0 percent as of year-end, 1995. The overall vacancy level is down from unchanged from the 21.8 percent overall vacancy level at the end of 1994. The sublease marketplace became a more important component of the overall office leasing market during the first few years of this decade, particularly within the downtown Los Angeles market, as the national economic recession and other factors led to business consolidation and mergers. Many types of businesses were affect-ed, including major law and accounting firms, aerospace firms, high-tech firms, energy firms, telecommunications companies, financial services firms, insurance companies, and banks and savings and loans. The oversupply of office space during the first portion of this decade led to additional sublease avail-abilities as developers assumed existing tenant obligations for space in other buildings prior to the termination of the tenant's previous lease. Although sublease space was previously a second-ary competitive marketplace for short-term lease requirements or tenants with questionable credit ratings, a few office markets in Los Angeles County have sublease markets that compete effectively with landlord direct space, which in turn applies additional downward pressure on rents for direct office space. As shown the exhibit, "Office Market Vacancy Trends", the overall Los Angeles County market has experienced a slow, gradual improvement in direct and sublease vacancy levels during the period from fourth quarter, 1992 through year-end, 1995.

     NEAR-TERM VACANCY TRENDS

     The Los Angeles Central office sector, which includes the "distressed" downtown and Mid-Wilshire areas, experienced negative net absorption of 711,752 square feet during 1995. The total Los Angeles County net absorption during 1995 was POSITIVE 272,154 square feet including the impact of the negative absorption in the Central Los Angeles sector. Excluding Los Angeles Central, the remainder of the county (the West, South, and North markets) experienced positive absorption of 983,906 square feet for an inventory of 116,707,590 square feet.

     Excluding the Los Angeles Central sector, the chart below shows the potential trend in overall vacancy levels (including sublease availabilities) for the remainder of Los Angeles County for the three-year period 1996 through 1998 based on year-end 1995 data. The absorption projection is 1,000,000 (rounded) based on the 1995 figure excluding the Central Los Angeles negative absorption.

                 SF                                       Direct    SF Net
     Year end    Inventory            Available SF        Vacancy   Absorption
     --------   -----------           ------------        -------   ----------
       1995     116,707,590            19,785,566          17.0%       ---
       1996     116,707,590            18,785,566          16.1%     1,000,000
       1997     116,707,590            17,785,566          15.2%     1,000,000
       1998     116,707,590            16,785,566          14.4%     1,000,000

- -------------------------------------------------------------------------------

                           SOUTHERN CALIFORNIA REGION
                            EMPLOYMENT DATA ('000's)


                                                        Finance,
                                                       Insurance &                                        Compound
                                     Trans &              Real                                    Total    Annual
                 Const.     Mfg.    Utilities   Trade    Estate   Services    Gov't     Total  Employment  Change
- -----------------------------------------------------------------------------------------------------------------
LOS ANGELES
- -----------
 YEAR  1980      153.0     938.6      214.1     934.3     382.6    1,134.3    508.0    4,264.9   4,319.0    --
       1985      163.0     921.3      225.9   1,024.2     409.6    1,420.4    517.0    4,681.4   4,733.8    1.85%
       1990      214.1     894.0      248.5   1,128.8     484.3    1,784.0    572.4    5,326.1   5,378.6    2.59%
       1995      169.0     725.5      231.9     999.7     447.3    1,802.5    558.8    4,934.7   4,979.8   -1.53%
       2000      169.7     724.1      227.5     990.2     465.2    1,905.6    566.1    5,048.4   5,092.5    0.45%
       2010      165.1     717.1      221.4     985.2     499.2    2,100.5    590.6    5,279.1   5,322.7    0.44%

ORANGE
- ------
 YEAR  1980       61.4     226.1       31.0     235.7     115.2      247.4    121.4    1,038.2   1,058.4    --
       1985       66.4     249.6       39.0     294.6     135.4      354.2    126.1    1,265.3   1,288.2    4.01%
       1990       92.6     261.3       45.1     361.4     173.6      486.5    142.7    1,563.2   1,590.9    4.31%
       1995       74.0     231.2       45.8     348.9     177.4      538.0    133.5    1,548.8   1,575.5   -0.19%
       2000       76.0     245.8       48.8     373.2     198.4      612.5    135.9    1,690.6   1,718.0    1.75%
       2010       77.4     265.5       54.6     424.5     240.7      764.2    146.2    1,973.1   2,002.1    1.54%

RIVERSIDE
- ---------
 YEAR  1980       16.3      27.0        9.4      53.4      24.7       59.8     50.0      240.6     262.8    --
       1985       25.4      30.2       10.9      68.5      25.6       81.3     54.5      296.4     322.3    4.17%
       1990       47.1      38.7       15.3      96.7      34.3      125.1     70.3      427.5     456.2    7.20%
       1995       40.3      40.2       15.1     106.6      35.0      146.8     71.8      455.8     484.5    1.21%
       2000       45.3      44.6       15.7     116.9      37.8      162.6     75.1      498.0     528.0    1.73%
       2010       48.5      51.2       17.0     138.3      43.1      193.4     84.4      575.9     607.8    1.42%

SAN BERNARDINO
- --------------
 YEAR  1980       19.5      39.9       20.0      73.1      26.9       73.8     80.5      333.7     343.4    --
       1985       29.4      42.3       24.4      91.4      25.1      104.5     91.9      409.0     420.4    4.13%
       1990       44.2      55.3       29.0     127.6      33.0      150.7    106.7      548.5     558.8    5.86%
       1995       37.6      58.5       32.1     142.1      35.8      177.7    110.1      593.9     606.0    1.63%
       2000       40.2      65.0       33.7     156.5      38.7      197.3    114.5      645.9     658.0    1.66%
       2010       39.0      74.6       36.2     184.2      43.4      232.4    123.3      733.1     745.7    1.26%

SAN DIEGO
- ---------
 YEAR  1980       46.5     112.2       31.8     174.6      84.1      217.8    282.7      949.7     979.5    --
       1985       63.6     127.6       36.3     220.7      98.5      304.5    286.8    1,137.8   1,166.9    3.56%
       1990       83.9     142.3       44.2     282.1     120.2      414.9    315.6    1,403.2   1,435.5    4.23%
       1995       73.7     137.1       43.8     281.1     118.5      473.8    301.0    1,429.0   1,460.3    0.34%
       2000       83.6     153.1       47.8     314.4     129.4      541.1    303.0    1,572.4   1,604.6    1.90%
       2010       98.0     177.5       55.8     387.8     152.7      688.7    318.7    1,879.2   1,913.2    1.77%

VENTURA
- -------
 YEAR  1980       11.0      24.9        7.4      43.3      18.7       46.5     45.7      197.5     219.8    --
       1985       14.0      29.7        9.2      56.4      20.3       64.8     46.5      240.9     261.9    3.57%
       1990       23.0      35.6       13.4      68.1      25.0       91.7     51.0      307.8     331.2    4.81%
       1995       19.2      36.0       12.6      70.7      27.1      112.4     51.5      329.5     353.8    1.33%
       2000       20.2      40.0       13.4      75.7      29.3      129.6     52.9      361.1     388.2    1.77%
       2010       19.1      45.9       14.9      84.7      32.9      162.6     55.4      415.7     441.9    1.36%

Source:  Woods & Poole

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     The chart shows the potential for a continued, gradual decrease in vacancy levels for the three markets of the county (excluding the Central sector). As vacancy levels decline overall and within the most desirable submarkets, rental rates for office space in these markets should logically increase.

     The Los Angeles Central Sector, which includes downtown Los Angeles and the Mid-Wilshire corridor, have experienced generally higher vacancy levels and lower absorption during the past several years than the remainder of the county. The historical vacancy trends exhibit includes a column which adjusts the inventory and availabilities as of year-end 1991 through 1995 to exclude the Los Angeles Central sector (which contained a combined 51,544,706 square feet as of year-end 1995). The county-wide overall vacancy rate EXCLUDING these markets was 19.4 percent, which compares with the 21.0 percent figures including all markets as of year-end 1995. The direct vacancy rate was 17.0 percent excluding Central Los Angeles.

EMPLOYMENT

     The chart on an accompanying page summarizes the employment base for the six major counties in the Southern California area. Los Angeles County had an average total employment of 4,979,800 positions in 1995, which accounted for 53 percent of the total employment within the six-county area. The most significant employment markets in the county include services (36.2 percent), wholesale/retail trade (20.0 percent), and manufacturing (14.6 percent). Los Angeles County has a notably higher percentage of employment within the services and manufacturing markets as compared to the other major counties in Southern California, which reflects the important concentration of film, television, and musical production/distribution companies in the region as well as the ongoing work by major aerospace/defense companies in the Los Angeles area.

     From 1990 to 1995, Los Angeles County endured a 7.5 percent decline in total employment, due in large part to the decrease of 18.8 percent in the manufacturing sector which reflected the consolidation within the aerospace/defense industry. Of the six major counties in Southern California, only Los Angeles and Orange Counties suffered a decline in total employment over this five-year period. The U.S. Labor Department reported the January 1996 national unemployment rate at 5.5 percent, which was essentially unchanged from the year prior level of 5.4 percent. On a statewide basis, the unemployment rate of 8.3 percent for California was generally unchanged from the January 1995 level of 8.2 percent. The unemployment rate in Los Angeles County was 8.2 percent in January 1996, which is notably decreased from the year prior level and which continues the downward trend in the unemployment rate for the county over the past 12 to 18 months. Regional economists project that the unemployment rate on a countywide basis will continue to decline over the next few years. The anticipated decline in the unemployment rate is based on the fact that the downsizing by major aerospace/defense companies has been largely completed and the growth in the services sector is expected to continue over the next several years.

- -------------------------------------------------------------------------------

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     Total employment in Los Angeles County is projected by Woods & Poole to increase at a compound rate of 0.45 percent per year from 1995 to 2000, which is notably improved from the past few years but lags the projected employment growth for the other major counties in Southern California. However, the forecasted employment growth by Woods & Poole for Los Angeles County is fairly conservative in comparison to recent projections by the California Employment Development Department and the Los Angeles County Economic Development Corporation. Each of these organizations has forecast job growth for Los Angeles County in the range of 2.0 to 2.5 percent during 1996, with growth during the period from 1995 to 2000 expected to outpace the national average employment growth rate.

SERVICES

     The services sector has shown the only significant growth in terms of total employment from 1990 to 1995 in Los Angeles County and Southern California as a whole. The services sector includes entertainment, healthcare, business services, lodging, and personal services. Within the services sector, the entertainment industry has experienced significant growth over the past few years, both in terms of the worldwide demand for television/film product and the level of employment. The entertainment industry has emerged as a growing source of relatively high wage employment within the Los Angeles area and has surpassed the defense industry in terms of countywide employment. A November 1995 report by the California Employment Development Department indicated that the total countywide employment in the entertainment industry is estimated at 147,500 jobs, which is increased by nearly 12.5 percent from the July 1994 level of employment. A similar report by the California Department of Finance estimated the entertainment industry employment figure at 172,000 positions. The disparity in the reported entertainment employment figures provided by these two agencies reflects the different methodologies used in collecting the employment data. However, both sources of data support the very significant growth within this industry and its increasing role as a catalyst for economic growth in the Los Angeles area.

     The local entertainment industry has recently been investing in new production facilities in the Hollywood area, West Los Angeles, and the Cities of Glendale and Burbank in an effort to meet the growing demand for multi-media products and services. Such leading companies as Walt Disney Company and NBC Studios in Burbank, MCA in Universal City, Sony Pictures in Culver City, and the recently formed Dreamworks headed by Steven Spielberg, Jeffrey Katzenberg, and David Geffen are creating multi-media divisions which will increase the demand for computer/high technology-oriented positions in the Los Angeles area.
 The level of entertainment employment is expected to increase due to the strong international demand for film product and the ongoing evolution of the cable television industry.

     The second largest category of employment within the services sector is the health services segment. The field of healthcare has been one of the more stable industry segments in terms of employment changes over the past few years. The Los Angeles area is home to some of the most advanced medical and medical teaching facilities in the

- -------------------------------------------------------------------------------

                         HISTORICAL NET ABSORPTION

                      LOS ANGELES COUNTY OFFICE SPACE
- -----------------------------------------------------------------------------
                                 1989 to 1995
- -----------------------------------------------------------------------------
                  Year              NOA (sqft)      % Decrease
                 ------            -----------      ------------
                  1990              8,258,928
                  1991              2,261,311          -72.6%
                  1992                 (5,207)        -100.2%
                  1993               (248,158)        4665.9%
                  1994               (997,235)         301.9%
                  1995                272,154         -127.3%
- ------------------------------------------------------------------------------
                  TOTAL             9,541,793
- ------------------------------------------------------------------------------
             ANNUAL AVERAGE         1,590,299
- ------------------------------------------------------------------------------

                         HISTORICAL NET OFFICE ABSORPTION

                                     [Graph]

                      NET OFFICE ABSORPTION VS LEASING ACTIVITY

                                LOS ANGELES COUNTY
- -----------------------------------------------------------------------------
                       Net Office          Leasing        Net Absorption /
                       Absorption       Activity (SF)     Leasing Activity
- -----------------------------------------------------------------------------
          1990          8,258,928         18,950,547           43.6%
          1991          2,261,311         18,648,618           12.1%
          1992             (5,207)        16,905,261           0.0%
          1993           (248,158)        17,561,649          -1.4%
          1994           (997,235)        17,459,183          -5.7%
          1995            272,154         18,535,438           1.5%
- ------------------------------------------------------------------------------
ANNUAL AVERAGE          1,590,299         18,010,116           8.8%
- ------------------------------------------------------------------------------


                NET OFFICE ABSORPTION VS LEASING ACTIVITY CHART

                                     [Chart]

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

country, including Cedars-Sinai Medical Center, the City of Hope, and the University of Southern California and the University of California at Los Angeles schools of medicine. Reports by industry experts suggest that the Los Angeles area has an overcapacity of local hospital facilities, which will result in more consolidation within the industry and/or the closure of underperforming hospitals over the next few years. However, the impact on total employment within the county stemming from the anticipated consolidations is uncertain at the present time.

     Employment growth within the services sector is forecast by the Southern California Association of Governments (SCAG) to be relatively strong from 1995 to 2000. SCAG forecasts the services segment of the employment base to increase at a compound rate of 3.8 percent per year from 1995 to 2000 for Los Angeles County, which compares favorably to the projected growth for the total countywide employment base of 1.6 percent per year from 1995 to 2000. Within the services sector, the motion picture industry is projected to grow at a compound rate of 7.7 percent per year from 1995 to 2000, and the business services segment is projected to grow at a compound rate of 5.2 percent per year from 1995 to 2000. However, the finance, insurance and real estate sector
(FIRE), which is a separate employment category from the services sector, is projected to grow at a more modest pace of 0.8 percent per year (compounded) from 1995 to 2000.

     GROSS LEASING ACTIVITY

     Cushman & Wakefield defines gross leasing activity as the sum of all completed leasing transactions including subleasing but excluding renewals. The accompanying graph illustrates the pattern in net absorption and gross leasing activity for the combined Los Angeles County office marketplace on a annual basis since 1990. Over the past six years (1990 through 1995), gross leasing activity has been relatively stable on an annual basis, averaging approximately 18 million square feet. The leasing activity includes assumed leases and other factors, and does not represent net absorption, which is one indication of new demand.

     NET ABSORPTION

     Cushman & Wakefield calculates net absorption based on net change in directly occupied office space. The chart on the accompanying page summarizes the annual trends in net office absorption for Los Angeles County during the period 1991 through 1995. A graph compares net office absorption with the gross leasing activity summarized previously. Net absorption declined sharply from 1990 to 1992, from positive absorption of 2.3 million square feet in 1991 to negative absorption in 1992. Following negative absorption in 1993 and 1994 county-wide net absorption increased to 272,154 square feet during 1995. The Los Angeles Central office markets posted substantial negative net absorption from 1992 to 1995. Excluding Los Angeles Central, the three remaining areas (West, North and South County), experienced positive net absorption of 983,906 square feet during 1995.

     The net absorption figures discussed above are based on the net change in DIRECT OCCUPIED OFFICE SPACE. This calculation does not include changes in the sublease

- -------------------------------------------------------------------------------

                                OFFICE MARKET
                            NET ABSORPTION TRENDS
                              LOS ANGELES COUNTY
- -----------------------------------------------------------------------------
                 Including Los Angeles       Excluding Los Angeles
                 Central / Downtown           Central / Downtown
                 NET ABSORPTION (SF)         NET ABSORPTION (SF)
YEAR                    YTD                         YTD
- -----------------------------------------------------------------------------
1991               2,261,311                     882,518
- -----------------------------------------------------------------------------
1992                  (5,207)                    251,057
- -----------------------------------------------------------------------------
1993                (248,158)                     55,268
- -----------------------------------------------------------------------------
1994                (997,235)                    234,566
- -----------------------------------------------------------------------------
1995                 272,154                     983,906
- -----------------------------------------------------------------------------

                            NET ABSORPTION BAR CHART
                     Excluding Los Angeles Central / Downtown

                                     [Chart]

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

availabilities. As discussed under the vacancy subheading the current sublease availabilities in Los Angeles County total 3,928,374 square feet, or 11.1 percent of the Los Angeles County available (for lease) office supply.
Although several submarkets have substantial sublease availabilities, the downtown Los Angeles Central Business District represents the greatest single component of this supply, with approximately 975,000 square feet or 25 percent of the countywide sublease space. The El Segundo market also has significant sublease availabilities. As noted previously, however, the sublease supply has decreased gradually from 3.6 percent at the end of fourth quarter, 1991 to 2.3 percent at the end of 1995.

     The chart below shows the cumulative oversupply of office space added to the Los Angeles County office market since 1990.

                        SF                 SF              SF
      YEAR       NEW CONSTRUCTION    NET ABSORPTION    OVERSUPPLY
      ----       ----------------    --------------    ----------
      1990          6,690,483          8,258,928       (1,568,445)
      1991          7,977,729          2,261,311        5,716,418
      1992          1,897,805             (5,207)       1,903,012
      1993                  0           (248,158)         248,158
      1994                  0           (997,235)         997,235
      1995            180,700            272,154          (91,454)
     Totals        16,746,717          9,541,793        7,204,924

     CONCLUSIONS - LOS ANGELES COUNTY OFFICE MARKET

     The commercial office real estate market in Los Angeles has experienced a significant transformation during roughly the past 20-year period. Los Angeles has grown from a regional (southern California) business center to a financial center for the western United States and the international focus for trade and financial relations with the Pacific Rim countries. The factors influencing this transformation include global, national, and regional trends and events.

     The national and regional economic recession during the period from roughly the third quarter, 1990 through 1993 exacerbated the oversupply conditions established during the past decade. The historically strong net new demand for office space declined significantly, with most office markets experiencing flat or negative office space absorption during the past few years. Financing for new speculative developments was virtually unavailable, but new development continued to 1992 based upon previous construction lending commitments. About 10 million square feet of new office supply was completed during 1991 and 1992.

- -------------------------------------------------------------------------------

                                               LOS ANGELES COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     Several submarkets in Los Angeles County office market provided signs of recovery during 1993 and 1994, and have continued to tighten during 1995, particularly the Tri-Cities and prime westside markets. The level of office building investment activity increased substantially during the past 24 months in Los Angeles County. Many submarkets experienced declining direct and overall vacancy rates during 1994 and 1995. Gross leasing activity remained stable on a countywide basis, and all markets excluding the Los Angeles Central Sector experienced positive absorption during 1995. On a submarket by submarket basis several individual markets appear to be steadily improving and may experience relatively strong absorption, occupancy and value increases in the near future.

     As shown in previous charts, the Los Angeles County office market, particularly when the poorly-performing Central sector is isolated from the remainder of the county, has exhibited positive absorption during 1995 and appears positioned for a continued, stable improvement in occupancy levels.
The employment growth in several markets, particularly the entertainment industry includ-ing the film and recording industries), has enabled several submarkets to outperform the county as a whole during the past several years. The submarkets which have most directly benifit-ted from the growth of the entertainment industry include Burbank and Glendale in the North Los Angeles sector, and the westside markets of Beverly Hills, the Miracle Mile, Century City, Santa Monica, West Los Angeles, and Culver City. The office locations adjacent to these submarkets and Class "B" buildings in these submarkets have benefited from "overflow" demand from entertain-ment industry tenants, and have also attracted tenants from other businesses who have been driven from Class A buildings in the prime submarkets by higher rental rates.

- -------------------------------------------------------------------------------

                 LOS ANGELES COUNTY OFFICE MARKET SALES AND INVESTMENT ACTIVITY
- -------------------------------------------------------------------------------

     Cushman & Wakefield tracks office building transactions in Los Angeles County involving sales or arm's length acquisitions of properties in excess of 50,000 square feet. The table below summarizes the activity in this category during the past three years.

                LOS ANGELES COUNTY OFFICE BUILDING TRANSACTIONS
                            GREATER THAN 50,000 SF

              No. Of         Aggregate       Average       Rounded Average
     Year   Transactions    Sales Price     Price/Sale        Price PSF
     ----   ------------   -------------   -------------   ---------------
     1993       35         $480 million    $13.7 million        $84
     1994       38         $305 million    $ 8.0 million        $65
     1995       49         $910 million    $18.6 million        $90

     The sales activity during each year included a wide cross section of buildings in terms of quality, size, tenancy, and market location. The pace and average pricing for transactions during 1995 demonstrated a substantial increase above the two prior years, which accurately reflects the growth in the number of well-capitalized investors interested in Los Angeles County office product.

     The 1995 transactions included 38 sales to investors, one sale to a REIT, and 10 sales to user-buyers. The predominance of investors rather than user-buyers represents a continuing trend following the owner-user dominated marketplace during the first portion of this decade. The overall capitalization rates (OAR's) for the investor transactions typically ranged from about 8% to about 14%. These OAR's are calculated based on net operating income (prior to deductions for commissions and tenant improve-ments) at the time of sale, using contract rental rates from tenants in place. The substantial range in OAR's is partially attributable to the differences in occupancy levels at sale and the relationship between contract and market rent. The OAR range was based on occupancy at sale, which fluctuates considerably for the transactions, and the rollover profile for the tenants also has a substantial impact on OAR's. "Rollover Profile" refers to the timing of the scheduled lease expirations for the tenants in place.

     Exhibits included in the Addenda summarize pertinent charac-teristics of a cross section of office investment activity in the Los Angeles County West and North markets during roughly the past year.

- -------------------------------------------------------------------------------
                                      13

                                      [MAP]

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

 WEST LOS ANGELES MARKETS

     The Los Angeles West market is comprised of a number of submarkets within four separate markets. These markets function, to a degree, independently of one another, despite their close proximity.

     The following chart shows the division of the four markets into the submarkets. The statistics for the Park Mile and Miracle Mile submarkets are tracked within the Central and the Los Angeles West office sectors by Cushman & Wakefield's Market Research Group. Prior to 1995 the "Wilshire Center" or "Mid-Wilshire" submarket was also included within the overall Los Angeles West office sector, but this submarket was recategorized within the Los Angeles Central office sector beginning 1995. The accompanying statistical overview of the "Los Angeles West" sector includes the Miracle Mile and Park Mile submarkets within the Hollywood/West Hollywood market area of Los Angeles West. For this market study we have included the Los Angeles Interna-tional Airport
(LAX) submarket within the larger Los Angeles West market area. The LAX submarket is situated immediately adjacent to the southerly boundary of the Marina Area/Culver City sector of the Los Angeles West market. As discussed in the following sections, the gradual tightening of the prime westside submarkets is expected to result in "overflow" demand for more peripheral westside office submarket locations such as the LAX area.

     Market 1:
     ---------
     1 - Park Mile
     2 - Miracle Mile
     3 - Hollywood
     4 - West Hollywood

     Market 2:
     ---------
     5 - Beverly Hills
     6 - Century City

     Market 3:
     ---------
     7 -   Westwood
     8 -   Brentwood
     9 -   Santa Monica
     10 - Pacific Palisades
     11 - West Los Angeles

     Market 4:
     ---------
     12 - Marina Del Rey\Venice
     13 - Culver City\Westchester\Fox Hills
     14 - Los Angeles Airport/LAX

     These markets are differentiated according to location and access, market perception and tenant appeal, improvement quality, and rental rates. The combined Los Angeles West market contained 50,014,880 square feet of office area as of the end of 1995 (including LAX). There were 9,289,766 square feet available for direct lease in the

- -------------------------------------------------------------------------------
                                      14

                                LOS ANGELES WEST

                          MARKET & SUBMARKET STATISTICS

                         END OF THE 4TH QUARTER OF 1995

                                           NUMBER                      DIRECT                    OVERALL           NET
                                               OF            DIRECT   VACANCY          OVERALL   VACANCY    ABSORPTION     WTD. AVG.
MARKET / SUBMARKET             INVENTORY    BLDGS    AVAILABILITIES      RATE   AVAILABILITIES      RATE      YTD 1995   RENTAL RATE
- ------------------------------------------------------------------------------------------------------------------------------------
PARK MILE/WEST HOLLYWOOD       9,399,102       76         2,113,365     22.5%        2,218,481     23.6%      (189,303)       $18.80
- ------------------------------------------------------------------------------------------------------------------------------------
1    Park Mile                 1,079,452       11           252,993     23.4%          283,971     26.3%        23,958        $16.23
2    Miracle Mile              4,444,716       20         1,140,562     25.7%        1,163,460     26.2%      (242,985)       $19.47
3    Hollywood                 2,576,475       30           486,686     19.0%          529,186     20.5%        43,438        $15.72
4    West Hollywood            1,298,459       15           231,124     17.8%          241,864     18.6%       (13,714)       $24.84
- ------------------------------------------------------------------------------------------------------------------------------------
BEVERLY HILLS/CENTURY CITY    14,351,740       89         2,340,143     16.3%        2,600,637     18.1%       317,263        $24.12
- ------------------------------------------------------------------------------------------------------------------------------------
5    Beverly Hills             5,499,685       63         1,100,405     20.0%        1,175,009     21.4%       143,812        $25.08
6    Century City              8,852,055       26         1,239,738     14.0%        1,425,628     16.1%       173,451        $23.28
- ------------------------------------------------------------------------------------------------------------------------------------
WESTWOOD/WEST LOS ANGELES     17,304,111      139         2,924,088     16.9%        3,391,103     19.6%        67,888        $23.88
- ------------------------------------------------------------------------------------------------------------------------------------
7    Westwood                  4,084,735       21           579,241     14.2%          618,245     15.1%       172,706        $28.32
8    Brentwood                 3,254,337       23           399,587     12.3%          437,312     13.4%       148,907        $24.84
9    Santa Monica              6,005,655       58         1,087,661     18.1%        1,332,163     22.2%      (141,470)       $25.20
10   Pacific Palisades           160,407        3            36,146     22.5%           26,146     22.5%         7,958        $20.64
11   West Los Angeles          3,798,977       34           821,453     21.6%          967,237     25.5%      (120,211)       $18.84
- ------------------------------------------------------------------------------------------------------------------------------------
MARINA AREA/CULVER CITY/LAX    8,959,927       63         1,912,170     21.3%        1,928,839     21.5%       223,275        $14.85
- ------------------------------------------------------------------------------------------------------------------------------------
12   Marina Del Rey/Venice/
     MarVista                  1,104,431       11           142,579     12.9%          142,579     12.9%        92,935        $19.92
13   Culver City/Westchester   3,643,649       32           537,237     14.7%          545,453     15.0%        52,844        $17.28
14   Los Angeles Airport       4,211,847       20         1,232,354     29.3%        1,240,807     29.5%        77,496        $13.20
- ------------------------------------------------------------------------------------------------------------------------------------
TOTAL                         50,014,880      367         9,289,766     18.6%       10,139,060     20.3%       419,123        $20.93
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------


             MARKET SIZE
                                                   AVAILABILITIES BAR GRAPH
           COMPARISON CHART


              [PIE CHART]                                  [GRAPH]



                             SUBMARKET WEIGHTED AVERAGE

                            RENTAL RATE COMPARISON CHART

                                     [GRAPH]

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

overall Los Angeles West office market, equating to an 18.6 percent vacancy rate. Including sublease availabilities, the overall vacancy rate is 20.3 percent. Excluding the LAX submarket the direct and overall vacancy rates for the Los Angeles West Market at year-end 1995 were 17.2% and 19.3% respectively. The chart below summarizes the direct and overall vacancy trends as of the end of the fourth quarter during the past five years. The figures below INCLUDE the LAX submarket.

    FOURTH QUARTER       DIRECT VACANCY       OVERALL VACANCY
    --------------       --------------       ---------------
        1991                 20.3%                 24.6%
        1992                 20.9%                 23.4%
        1993                 20.6%                 23.0%
        1994                 18.7%                 20.3%
        1995                 18.6%                 20.3%

     The increase in vacancy stabilized during 1992 - 1993, with slight declines in both direct and overall availabilities during this period. The year-end 1995 direct vacancy level of 18.6 percent represents a 2.0 percent improvement from year-end 1993.

     The relevant competitive office submarkets are discussed on the following pages. Refer to the accompanying map for submarket location.

WESTWOOD/WEST LOS ANGELES MARKET

     The Westwood/West Los Angeles office sector includes the following submarkets: Westwood, Brentwood, Santa Monica, West Los Angeles, and Pacific Palisades. Quoted annual per-square-foot rents for current available direct space within this sector have an overall weighted average of $23.88. Of the total 17,304,111 square feet of existing office space in the overall Westwood/West Los Angeles office market sector, 2,924,088 square feet of space was available for lease as of the end of 1995, or 16.9 percent. The overall vacancy rate including sublease space was 19.6 percent.

- -------------------------------------------------------------------------------

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

     The breakdown of the current overall vacancy rates for the competitive submarkets (all classes of office buildings) in this sector is summarized below.

                                VACANCY RATES
                           COMPETITIVE SUBMARKETS
                                YEAR-END 1995

                                            Overall        Direct
                                            -------        ------
               Westwood:                     15.1%          14.2%
               Brentwood:                    13.4%          12.3%
               Santa Monica:                 22.2%          18.1%
               Santa Monica
                 excluding NME building:     18.1%          13.8%
               Pacific Palisades:            22.5%          22.5%
               West Los Angeles:             25.5%          21.6%

     *  Refer to text

     The vacancy rates for Westwood and Brentwood have declined steadily during the past two years, but the Santa Monica vacancy level has increased during 1995. The year-end 1995 direct vacancy rate of 18.1 percent for Santa Monica compares with the year-end 1994 figure of 10.4 percent. This increase is somewhat mislead-ing, however, as the data includes the addition of the former NME headquarters building (2700 Colorado Avenue) to the supply. This approximately 300,000 square-foot building was previously exclud-ed from the inventory as it was fully occupied by the ownership (National Medical Enterprises, now Tenet Healthcare). The addi-tional 300,000 square feet of vacant space to the existing inventory represents approximately a 5.1 percent increase in direct vacancy to the prior year's figures.

     SANTA MONICA

     The primary professional office locations for Class A buildings in Santa Monica are the downtown submarket and the special office district. The Wilshire Boulevard corridor extends through a portion of the downtown market, and there is additional office supply along this corridor to the east of the downtown submarket. The downtown Santa Monica office district is located generally south of Wilshire Boulevard and north of Pico Boulevard, between Ocean Avenue on the west and Lincoln Boulevard on the east. This area includes several major Class A buildings as well as a number of "boutique" buildings that have attracted entertainment, advertising, and law firm tenants. This submarket benefits from the excellent retail and restaurant amenities in downtown Santa Monica. The special office district has developed from a primarily industrial neighborhood to a submarket that is dominated by major low- to mid-rise office developments including the multi-phased 1 million square foot MGM Plaza (Formerly Colorado Place) and the 665,000 square foot Phase I of Water Garden. This district is located about one mile southeasterly of the downtown submarket and the Pacific Ocean, in an area generally northwest of the Santa Monica Freeway (I-10), and north of Olympic Boulevard between 14th and 26th Streets.

- -------------------------------------------------------------------------------

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

The Class A buildings in this submarket have successfully attracted a number of larger entertainment, law firm, and corporate tenants such as Aurora (formerly Executive Life), MGM (200,000 square feet in the MGM Plaza), Candle Corporation (150,000 square feet in Water Garden) and Haight Brown and Bonesteel (100,000 square feet in Water Garden). The floorplates are generally larger in this submarket, and the buildings are competitive primarily for the larger tenants in the market (typically in excess of 5,000 square feet). Entertainment industry tenants in particular have recently located in the Santa Monica market, and several entertainment firms are reportedly considering future locations in this area. The expansion of the movie industry and the tightening of the office markets in entertainment-dominated locations such as the Burbank Media District has created substantial "overflow" demand for office space in desirable demographic locations. The primary beneficiaries of this demand have been the office markets of Burbank and Glendale in the north Los Angeles market area, and several of the competitive westside markets, including Santa Monica, West Los Angeles, Culver City, Westwood, Century City, Beverly Hills, and the Miracle Mile.

     WESTWOOD

     The Westwood office market has historically been perceived as a prestigious submarket within the overall Westwood\West Los Angeles office market sector. As of year-end, 1995, Westwood contained a total office supply of 4,084,735 square feet and was experiencing direct and overall vacancy levels of 14.2 percent and 15.1 percent. The figures represent continued improvement in comparison with recent years, and compare with a year-end 1993 overall vacancy rate of approximately 26 percent, and a year-end 1994 overall vacancy rate of 23.0 percent. The weighted average asking rental rate for direct availabilities was $28.32 per-square foot, or the highest figure for any Los Angeles West submarket.

     Recent new tenants in the Westwood submarket include Saban Entertainment, who relocated to 110,000 square feet in 10880 Wilshire Boulevard (renamed "Saban Plaza" from the Burbank Media District in late 1995. Other significant tenants in the Westwood market area include Polygram Records, the Jefferies Group, The Capital Group, Kaufman Broad, and Oppenheimer, as well as a number of law firms and tenancies related the University of California at Los Angeles
(UCLA), which is located in the Westwo-od submarket. UCLA purchased a major high rise building in this market during 1993 for its own use.

     BRENTWOOD

     The Brentwood market is a relatively new office market located directly west of Westwood and east of Santa Monica. The majority of the 3,254,337 square-foot office inventory has been completed since 1980. Most of the development is situated along the Wilshire and San Vicente Boulevard corridors.
 There were 437,312 square feet available for lease in this office market as of year-end, 1995, indicating a 13.4 percent overall vacancy level. The direct vacancy rate was 12.3 percent.

- -------------------------------------------------------------------------------

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

     Class A buildings in the Brentwood submarket has attracted a number of advertising tenants, including Needham Harper, Ketchem, and Tracey Locke, and foreign consulate offices including the Swiss, British, German, Irish, and Austrian consulates.

     WEST LOS ANGELES

     The West Los Angeles office submarket (distinguished from the overall Los Angeles West office market sector) consists primarily of the Olympic Boulevard corridor, which extends westward from the San Diego Freeway to Santa Monica. The overall vacancy level in this submarket as of year-end, 1995 was 25.5 percent. The increase in vacancy is partially attributable to the loss of a major tenant in this submarket (Executive Life, now known as Aurora, which relocated to Santa Monica), who previously occupied roughly 300,000 square feet in two Olympic corridor office buildings. In addition, a 150,000 square-foot building along this corridor was vacated for a significant period due to earthquake damage, but is still included in the data base for vacancy calculations.

     Also included in this submarket by Cushman & Wakefield's Market Research Services are office buildings located along the north/south corridors of Bundy Drive and Sawtelle Boulevard, which are situated west of the San Diego Freeway, south of the Brentwood submarket. Sawtelle Boulevard parallels the San Diego Freeway, and is situated between the Olympic Boulevard corridor of West Los Angeles and the Wilshire Boulevard corridor of the Brentwood submarket. The West Los Angeles office submarket also includes a number of buildings located east of the San Diego Freeway, westerly of the Century City and Beverly Hills submarkets.

     The office supply along the Olympic corridor consists of a range of Class A and Class B office product, while the Sawtelle and Bundy corridors contain primarily Class B supply. Several of the Olympic Boulevard Class A buildings were developed during the 1980's with commitments from "equity" tenants, who signed long term leases in exchange for future participation in building value increases. The tenant base in this market includes law firms (including several larger equity tenants) and computer software firms such as Novell, entertainment-related firms, and financial, real estate, and professional tenants. Fox acquired a 175,000 square-foot building located on Bundy Drive in West Los Angeles during 1994 in order to relocate their television studios from Hollywood.

     Several buildings in this submarket have experienced volatile changes in occupancy and reclassification in the past two years, which has had a corresponding impact on the vacancy and absorption figures. Some of the more pertinent activity is discussed below.

     Executive Life Insurance was a joint venture development partner and anchor tenant in two major Class A office buildings along the Olympic Boulevard corridor. Executive Life was seized by regulators during 1994, and subsequently vacated its premesis in the two buildings. This activity resulted in net negative absorption for these buildings of approximately 175,000 square feet.

- --------------------------------------------------------------------------------

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

     Olympic Center, which is situated on Olympic Boulevard immediately east of the San Diego Freeway, was damaged in the Northridge earthquake of January, 1994 and was vacated for repairs during 1995. The 150,000 square-foot building experienced an occupancy decline due to tenant loss during the repair period from about 80 percent to 13 percent, or a net negative absorption of nearly 100,000 square feet.

     The activity discussed above resulted in a negative absorption of roughly 275,000 square feet for these three buildings. The impact on the West Los Angeles submarket 1995 statistics from this activity was substantial. These three major buildings represent about 16 percent of the total supply in the West Los Angeles submarket, and the 1995 tenant loss due to a major bankruptcy and earthquake damage resulted in negative absorption of approximately 275,000 square feet, or about 7.2 percent of the total market supply.

     DEMAND/ABSORPTION - WESTWOOD/WEST LOS ANGELES

     The chart on the accompanying page summarizes the office building construction history for the competitive submarkets in this office sector. The chart illustrates the dramatic increase in new office development that has occurred in these submarkets since 1980. Prior to 1980 only 33 buildings with a combined rentable area approximately 4.2 million square feet were completed in these markets. These figures compare with 102 buildings totalling approximately 12.9 million square feet that have been completed since 1980. This dramatic increase in new office construction coincided with a period of similar new office construction in secondary competitive submarkets throughout the Los Angeles area. This office sector and several other markets emerged as separate, identifiable office submarkets during the past decade.

     The charts on the following pages summarize the net office space absorption for the Westwood\West Los Angeles submarkets since 1984. While absorption levels have slowed considerably during the first portion of the current decade, however, the cessation in new construction has resulted in a gradual improvement in the supply and demand balance during this period.

     RECENT INVESTMENT ACTIVITY - WESTWOOD/WEST LOS ANGELES

     A number of office properties were acquired during the past year in these submarkets. Pertinent details are summarized in charts included in the Addenda. Seven office properties ranging in size from about 85,000 to 650,000 square feet were acquired in the Brentwood, West Los Angeles, Westwood, and Santa Monica submarkets during the period from February, 1995 through March, 1996. Per-square-foot prices ranged from about $90 to $250 for properties with occupancy levels at sale from 75 percent to 97 percent. Estimated overall capitalization rates ranged from approximately 8.5 percent to 11.7 percent, based on contract rental rates at occupancy levels at the time of sale.

- --------------------------------------------------------------------------------
                                      19

                        HISTORICAL NET OFFICE ABSORPTION
              WESTWOOD, BRENTWOOD, WEST LOS ANGELES & SANTA MONICA

- --------------------------------------------------------------------------------
                       YEAR                      SQUARE FEET
- --------------------------------------------------------------------------------
                       1984                        1,174,000
                       1985                        1,110,000
                       1986                          578,650
                       1987                          889,832
                       1988                          724,276
                       1989                          814,300
                       1990                          286,600
                       1991                          671,693
                       1992                          371,031
                       1993                          289,211
                       1994                         (163,892)
                       1995                           59,932
- --------------------------------------------------------------------------------
              TOTAL SQUARE FEET                    6,805,833

              AVERAGE ANNUAL ABSORPTION
                1984 - 1995                          567,153
                1990 - 1995                          252,463

              TOTAL ABSORPTION                     6,805,833
- --------------------------------------------------------------------------------


                                HISTORICAL CHART

                                     [GRAPH]

                                WEST LOS ANGELES

                        OFFICE BUILDING CONSTRUCTION HISTORY
- -----------------------------------------------------------------------------
                                       No. of         Total       Occupied
            Year                      Buildings     Area (SF)     Area (SF)
           ------                    -----------  -------------  -----------
          1965-1969                          2       126,000      120,789
          1973-1976                          4       470,316      396,458
          1980-1989                         24     2,899,023    2,033,803
          1990-1995                          4       303,638      280,690
- -----------------------------------------------------------------------------
          TOTAL                             34     3,798,977    2,831,740
- -----------------------------------------------------------------------------

       AVERAGE PER PERIOD:
          1980 - 1989                      2.7       322,114      225,978
          1990 - 1995                      0.8        60,728       56,138
- -----------------------------------------------------------------------------
          Proposed                           1        97,929            0


                          CONSTRUCTION ACTIVITY CHART

                                     [Chart]

                                     BRENTWOOD

                        OFFICE BUILDING CONSTRUCTION HISTORY
- -----------------------------------------------------------------------------
                                       No. of        Total        Occupied
            Year                      Buildings    Area (SF)      Area (SF)
           ------                    -----------  -------------  -----------
          1968                                1       53,698       53,698
          1970-1978                           7      669,453      586,675
          1981-1989                          14    2,471,186    2,116,652
          1990-1995                           1       60,000       60,000
- -----------------------------------------------------------------------------
          TOTAL                              23    3,254,337    2,817,025
- -----------------------------------------------------------------------------

      AVERAGE PER PERIOD:
          1981 - 1989                       1.8      308,898      264,582
          1990 - 1995                       0.2       12,000       12,000


                          CONSTRUCTION ACTIVITY CHART

                                     [Chart]

                                    WESTWOOD

                        OFFICE BUILDING CONSTRUCTION HISTORY
- -----------------------------------------------------------------------------
                                       No. of         Total      Occupied
            Year                      Buildings     Area (SF)     Area (SF)
           ------                    -----------  -------------  -----------
          1965                               1        271,082       232,034
          1970-1972                          4      1,246,405     1,080,416
          1981-1989                         15      2,291,248     1,982,274
          1990-1995                          1        276,000       171,766
- -----------------------------------------------------------------------------
          TOTAL                             21      4,084,735     3,466,490
- -----------------------------------------------------------------------------

       AVERAGE PER PERIOD:
          1981 - 1989                      1.9        286,406       247,784
          1990 - 1995                      0.2        55,200        34,353


                          CONSTRUCTION ACTIVITY CHART

                                     [Chart]

                                  SANTA MONICA

                        OFFICE BUILDING CONSTRUCTION HISTORY
- -----------------------------------------------------------------------------
                                       No. of         Total     Occupied
            Year                      Buildings     Area (SF)    Area (SF)
           ------                    -----------  -------------  -----------
          1930                               1         63,774        55,700
          1955                               1        159,817       150,853
          1961-1969                          4        463,207       439,751
          1974-1979                         10        720,207       655,914
          1980-1989                         31      3,289,850     2,178,734
          1990-1995                         11      1,309,250     1,192,990
- -----------------------------------------------------------------------------
          TOTAL                             58      6,006,105     4,673,942
- -----------------------------------------------------------------------------

       AVERAGE PER PERIOD:
          1980 - 1989                      3.4        365,539       242,082
          1990 - 1995                      2.2        261,850       238,598
- -----------------------------------------------------------------------------
          Proposed                           4      1,533,237       130,000


                          CONSTRUCTION ACTIVITY CHART

                                     [Chart]

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

BEVERLY HILLS

     COMPETITIVE SUPPLY -- BEVERLY HILLS

     The existing Beverly Hills office inventory is situated in four primary submarkets, delineated according to location.

            *  The East Wilshire area--buildings located between
            8380 and 8920 Wilshire Boulevard.

            * The Golden Triangle--buildings located in the area bordered by Wilshire Boulevard, Canon Drive and
            Santa Monica Boulevard, especially in the "Wilshire Corridor" between 9301 and 9777 Wilshire Boulevard. This is considered the most prestigious location in Beverly Hills.

            * The Central Wilshire area--buildings located between 8920 and 9301 Wilshire Boulevard.

            * The Beverly Hills-Peripheral area--buildings not located in the Golden Triangle or on Wilshire
            Boulevard, primarily in the northeast portion of the Beverly Hills commercial market.

     The Beverly Hills office market contains 5,499,685 square feet, and has an overall vacancy rate of 21.4 percent (as of the end of 1995). The direct vacancy rate (excluding sublease space) is 20.0 percent.

     The "Golden Triangle" submarket of Beverly Hills is recognized as one of the most desirable commercial locations in the United States. Other Beverly Hills submarkets are considered less desirable than the Triangle, and office and retail rental rates in the Triangle are among the highest in southern California.

     Buildings located in the Triangle achieve higher rental rates than otherwise similar building located in other areas of Beverly Hills. An accompanying exhibit provides an overview of the pertinent characteristics of the 21 primary office buildings located in the Golden Triangle submarket of Beverly Hills. The 21 buildings range in size from about 35,000 square feet to 212,000 square feet, with a combined rentable area of 2,131,946 square feet. Quoted per-square-foot annual rental rates for direct space range from $16.20 to $42.00 full service gross. Excluding basement space and two less desirable suites, quoted rents range from $19.80 to $42.00 annually, with a predominate range from $24.00 to $36.00 per-square-foot. The overall occupancy level for the 21 buildings in the Triangle submarket is 73.7 percent.

     The accompanying chart summarizes the historical construction activity for office buildings in Beverly Hills. Although a number of sites could potentially be developed, no meaningful new office developments are currently planned in the Beverly Hills market for the near future.

- --------------------------------------------------------------------------------

                      "GOLDEN TRIANGLE" OF BEVERLY HILLS

                        COMPETITIVE OFFICE BUILDINGS

                         RENTAL AND OCCUPANCY SURVEY

- ------------------------------------------------------------------------------------------------------------------------------------

                                         Building Information                                 Overall     Quoted          Occupancy
Item    Building Name /          No. of     Area   Avg. Flr.  Year     Available Space (SF) Availabilty Annual Rent Lease   Ratio
No.     Location                Stories     (SF)   Area (SF)  Built  Floor(s) Direct Sublease  (SF)      PSF   PSF   Type (Incl. SL)
- -----------------------------------------------------------------------------------------------------------------------------------
R-1  Beverly Atrium                3       47,000   15,667    1989   Ground        0    0                                  88.6%
     350 S. Beverly Drive                                                 3    5,374    0      Total   $27.60-$27.60  FSG
                                                                               5,374    0      5,374
R-2  Wells Fargo Bank Bldg.        12     177,300   14,775    1972   Ground        0    0                                  74.9%
     433 N. Camden Drive                                              4 - 9   44,491    0      Total   $25.80-$28.20  FSG
R-3  Wilshire Rodeo Plaza South    3       70,000   23,333    1985   Ground        0    0       4105                       75.1%
     131 S. Rodeo Drive                                               2 - 3   17,438    0      Total   $28.80-$29.40  FSG
                                                                              17,438    0     17,438
R-4  Village On Canon              3       62,000   20,667    1989   Ground        0    0                                  77.7%
     301 N. Canon Drive                                               2 - 3    2,784  11,052   Total   $30.00-$30.00  FSG
                                                                               2,784  11,052  13,836
R-5  450 N. Roxbury Dr. Bldg.      10     101,957   10,196    1972   Ground    7,023    0              $27.00-$29.40  FSG  50.3%
     450 N. Roxbury Dr.                                              2 - 10   43,664    0      Total   $27.00-$29.40  FSG
                                                                              50,687    0     50,687
R-6  Bank of America Bldg.         8       74,069    9,259    1974   Ground        0    0                                  95.2%
     9440 Santa Monica Blvd.                                          3 - 7    3,525    0      Total   $29.40-$29.40  FSG
                                                                               3,525    0      3,525
R-7  Wilshire At Elm               3       47,745   15,915    1989   Ground        0    0                                 100.0%
     9320 Wilshire Blvd.                                                  0        0    0      Total
                                                                                   0    0          0
R-8  Wilshire Crescent Building    4      108,452   27,113    1989   Ground   23,716    0              $29.40-$29.40  FSG   0.0%
     9333 Wilshire Blvd.                                              1 - 3   84,736    0      Total   $29.40-$29.40  FSG
                                                                             108,452    0    108,452
R-9  Beverly Hills Financial Cntr. 12     127,000   10,583    1971   Ground    7,193    0              $42.00-$42.00  FSG  83.5%
     9401 Wilshire Blvd.                                             5 - 12   13,810    0      Total   $25.80-$27.60  FSG
                                                                              21,003    0     21,003
R-10 Sterling Plaza                6       50,000    8,333    1950   Ground   13,000    0              $36.00-$36.00  FSG  34.0%
     9441 Wilshire Blvd.         renov.                       1991    2 - 5   20,000    0      Total   $36.00-$36.00  FSG
                                                                              33,000    0     33,000
R-11 Glendale Federal Bldg.        11     155,270   14,115    1971   Ground   12,660    0              $26.40-$28.68  FSG  80.1%
     6454 Wilshire Blvd.                                              2 - 9   18,312    0      Total   $26.40-$28.68  FSG
                                                                              30,972    0     30,972
R-12 Union Bank Bldg.              9       81,000    9,000    1960   Ground        0    0                                  97.7%
     9460 Wilshire Blvd.                                                  4    1,866    0      Total   $16.80-$16.80  FSG
                                                                               1,866    0      1,866
R-13 Wilshire Beverly Center       9      153,754   17,084    1962   Ground        0    0                                  22.0%
     9465 Wilshire Blvd.                                              2 - 9  120,000    0      Total   $24.00-$30.00  FSG
                                                                             120,000    0    120,000
R-14 Wilshire Rodeo Plaza          5       48,000    9,600    1985   Ground        0    0                                  93.2%
     9536 Wilshire Blvd.                                              2 - 4    3,276    0      Total   $24.00-$26.40  FSG
                                                                               3,276    0      3,276
R-15 9560 Wilshire Blvd. Bldg.     6       90,000   15,000    1982   Ground        0    0                                 100.0%
     9560 Wilshire Blvd.                                                  0        0    0      Total
                                                                                   0    0          0
R-16 Wallace Moir Bldg.            10     145,000   14,500    1972   Ground   14,034    0              $19.80-$19.80  FSG  86.1%
     9595 Wilshire Blvd.                                                  3    6,134    0      Total   $19.80-$19.80  FSG
                                                                              20,168    0     20,168
R-17 Heitman Centre                8      211,845   26,481    1962   Ground    7,373    0              $24.00-$27.00  FSG  94.2%
     9601 Wilshire Blvd.                                                  6    4,908    0      Total   $24.00-$27.00  FSG
                                                                              12,281    0     12,281
R-18 9665 Wilshire Blvd. Bldg.     10     138,000   13,800    1972   Ground        0    0              $27.00-$30.00  FSG  89.3%
     9665 Wilshire Blvd.                                             5 - 10    7,240   7,500   Total   $27.00-$30.00  FSG
                                                                               7,240   7,500  14,740
R-19 One Roxbury Plaza             12     100,154    8,346    1973   Ground    3,079    0              $27.00-$30.00  FSG  59.2%
     9701 Wilshire Blvd.                                             9 - 12   37,810    0      Total   $27.00-$30.00  FSG
                                                                              40,889    0     40,889
R-20 Home Federal Bldg.            8       35,900    4,488    1970   Ground        0    0                                  97.2%
     9720 Wilshire Blvd.                                               Bsmt    1,000    0      Total   $16.20-$26.40  FSG
                                                                               1,000    0      1,000
R-21 Imperial Bank Bldg.           10     107,500   10,750    1965   Ground    3,157    0              $27.00-$27.00  FSG  83.4%
     9777 Wilshire Blvd.                                              6 - 9   14,644    0      Total   $27.00-$27.00  FSG
                                                                              17,801    0     17,801
- ------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS                162   2,131,946   13,160                   542,247  18,552 560,799                       73.7%
- ------------------------------------------------------------------------------------------------------------------------------

                           OFFICE BUILDING ACTIVITY CHART

                                     [Chart]

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

     The City of Beverly Hills zoning laws impose a three-story height limit for all new commercial development, so the existing mid- and high-rise office buildings in this market are considered "legal, non-conforming uses".

     LABOR BASE/ABSORPTION AND TENANT DEMAND - BEVERLY HILLS

     The City of Beverly Hills ranks first among all cities and communities in the Los Angeles metropolitan area in terms of percentage of homeowner, executives, and professional workers. The upper range of purchasing power in southern California is concentrated in Beverly Hills and the immediately adjacent area. The 1995 average household income in Beverly Hills was approximately $120,000. The labor base includes the world headquarters location for 18 publicly held corporations. According to city offices, the employment base in Beverly Hills is approximately 80,000, which compares with the population of about 32,000.

     The office tenant demand for Beverly Hills office space is dominated by the services sector, with the financial, insurance, real estate and entertainment industries representing the most significant sources of employment and tenant demand. The entertainment industry represents a substantial employer in Beverly Hills, including talent agencies (William Morris, ICM, Creative Artists) and production firms as well as publishing (Playboy and Flynt). Litton Industries/Western Atlas and Hilton Hotels have corporate headquarters in Beverly Hills, and financial service/brokerage firms in the market include Dean Witter, Merrill Lynch, Paine Webber, Shearson, and Kennedy Cabot. Banks with offices in Beverly Hills include Bank of America, City National, Glendale Federal, and Wells Fargo. The medical profession is also well represented as an employer in Beverly Hills. Although there are no hospitals within the city limits, Cedars-Sinai Medical Center (1,000 beds) is located immediately adjacent to the eastern border of the city, and there are a number of medical buildings situated throughout the Beverly Hills market.

     The accompanying chart summarizes the net absorption figures for the total Beverly Hills office market for the most recent 10 year period 1986 through 1995. When compared with the construction history exhibit, the chart indicates the recent decline in demand for new office space in Beverly Hills during the first portion of this decade followed a relatively significant amount of new construction. The total oversupply of new space from 1990 through 1995 resulting from new construction and negative absorption was 489,647 square feet. Beverly Hills experienced positive net absorption of 143,812 square feet during 1995.

     RECENT INVESTMENT ACTIVITY - BEVERLY HILLS

     Five office properties ranging in size from about 65,000 to 260,000 square feet were acquired in the Golden Triangle submarket during the period from September, 1994 through February, 1996. Per-square-foot prices ranged from about $175 to $310 for properties with occupancy levels at sale from 10 percent to 95 percent. Estimated overall capitalization rates (excluding the 10 percent occupied building) ranged from approximately 8.5 percent to 12 percent, based on contract rental rates at occupancy levels at the time of sale, with most of the overall rates in the range from 8.5 to 9.5 percent.

- --------------------------------------------------------------------------------

                                    BEVERLY HILLS

                        OFFICE BUILDING CONSTRUCTION HISTORY
- -------------------------------------------------------------------------------
                                       NO. OF         TOTAL     OCCUPIED
            YEAR                      BUILDINGS     AREA (SF)    AREA (SF)
           ------                    -----------  -------------  -----------
          1900                               1        182,000       147,000
          1920                               1         40,000        40,000
          1950-1958                          7        265,078       218,163
          1960-1969                         18      1,341,759       971,277
          1971-1978                         14      2,024,498     1,644,262
          1980-1989                         18      1,307,025       998,852
          1990-1995                          4        339,325       305,122
- -----------------------------------------------------------------------------
          TOTAL                             63      5,499,685     4,324,676
- -----------------------------------------------------------------------------

       AVERAGE PER PERIOD:
          1980 - 1989                      2.0        145,225       110,984
          1990 - 1995                      0.8         67,865        61,024
- -----------------------------------------------------------------------------
          Proposed                           4        118,810            10


                            CONSTRUCTION ACTIVITY CHART

                                     [Chart]



                                 BEVERLY HILLS
                       HISTORICAL NET OFFICE ABSORPTION

- ------------------------------------------------------------------
             YEAR                             SQUARE FEET
- ------------------------------------------------------------------
             1986                               107,000
             1987                               127,000
             1988                               191,000
             1989                               262,400
             1990                              (279,780)
             1991                              (169,399)
             1992                               112,282
             1993                                (2,818)
             1994                                45,581
             1995                               143,812
- ------------------------------------------------------------------
     TOTAL SQUARE FEET                          537,078

     AVERAGE ANNUAL ABSORPTION
       1986 - 1995                               53,708
       1990 - 1995                              -25,054

     TOTAL ABSORPTION
       1990 - 1995                             -150,322
- ------------------------------------------------------------------


                          HISTORICAL CHART


                              [CHART]

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

CENTURY CITY

     COMPETITIVE SUPPLY - CENTURY CITY

     The Century City office submarket contains 8,852,055 rentable square feet of office space in 26 buildings, or the most of any submarket in the West Los Angeles area. The size of this submarket combined with its desirable location has made Century City the dominant Westside office market, both in terms of rents and the quality of tenants. The market is dominated by law firm and entertainment tenants.

     The best office properties in the Century City submarket achieve the highest per-square-foot rental rates of any buildings on the Westside. Quoted annual per-square-foot rental rates within Century City average $23.28 per-square-foot annually. The direct vacancy rate for Century City office properties as of the end of 1995 is 14.0 percent. Including sublease availabilities the overall vacancy level is 16.1 percent. The year-end 1994 direct and overall vacancy levels were 16.4 percent and 17.8 percent, respectively, which shows significant improvement for this submarket.

     The Century City office market can be divided into three basic tiers: 1) new Class A high rise buildings, 2) older Class A high rise buildings, and 3) low rise buildings. The 2.2 million square-foot Century Plaza Towers is the most prestigious of the older Class A high rise buildings, and is a Century City landmark. The twin triangular towers are the tallest buildings in Century City, and were regarded as the area's most desirable office location until the construction of Fox Plaza in 1987. Fox Plaza and 1999 Avenue of the Stars are currently the premier buildings in the Century City market, and have been successful in drawing tenants from second tier Century City buildings.

     The other major high rise projects include Century City North, Watt Plaza, Northrop Plaza, the 1888 Building, Century Park Plaza. Low rise buildings generally do not compete directly with high rise offices in this market, and comprise only a small percentage of the total Century City office space.

     HISTORICAL CONSTRUCTION ACTIVITY - CENTURY CITY

     The chart on the accompanying page summarizes the historical construction activity for major office buildings in Century City since 1963. Construction activity averaged about 122,549 square feet per year over the last 31 years. Development has been very erratic, however, ranging from a high of 1,925,000 square feet constructed in 1975 to no new construction in years 1965-1967, 1974, 1976, 1977-1980, 1982, 1985 to 1986, 1988, 1989, and 1991-95.

     LABOR BASE/TENANT DEMAND AND ABSORPTION - CENTURY CITY

     The Century City office market is dominated by the services sector, including law firms and accounting firms, and entertainment industry tenants. Major law firm tenants with premises over 50,000 square feet include O'Melveny & Myers, Irell & Manella, Greenber Glusker et al, Gibson Dunn & Crutcher, Cox Castle, Nicholson, Christensen, White et al, Sidley & Austin, and Stroock & Stroock. Accounting firms with major offices in Century City include Levanthal, Ernst & Young, Deloitte & Touche, Peat Marwick, and Price

- --------------------------------------------------------------------------------
                                      22

                                       CENTURY CITY

                           OFFICE BUILDING CONSTRUCTION HISTORY

          ------------------------------------------------------------------
                                           NO. OF        TOTAL     OCCUPIED
          YEAR                          BUILDINGS    AREA (SF)     AREA (SF)
          ------------------------------------------------------------------
          1963-1969                              5    1,603,418    1,302,825
          1970-1979                             12    4,398,778    3,545,067
          1981-1989                              7    2,040,087    1,800,611
          1990-1995                              2      809,772      777,924
          ------------------------------------------------------------------
          TOTAL                                 26    8,852,055    7,426,427
          ------------------------------------------------------------------
          AVERAGE PER PERIOD:
          1963 - 1979                          5.8    1,878,342    1,524,392
          1980 - 1995                          7.1    2,094,072    1,852,473
          ------------------------------------------------------------------
          Proposed                               1      875,000            0




                              CONSTRUCTION ACTIVITY CHART




                                       [CHART]

                               CENTURY CITY
                     HISTORICAL NET OFFICE ABSORPTION


         ------------------------------------------------------
                    YEAR                  SQUARE FEET
         ------------------------------------------------------
                    1986                      399,000
                    1987                      358,000
                    1988                      108,000
                    1989                      (89,600)
                    1990                      278,840
                    1991                      126,859
                    1992                     (258,913)
                    1993                       48,648
                    1994                       81,205
                    1995                      173,451
         ------------------------------------------------------
           TOTAL SQUARE FEET                1,225,490

           AVERAGE ANNUAL ABSORPTION
             1986 - 1995                      122,549
             1990 - 1995                       75,015

           TOTAL ABSORPTION
             1990 - 1995                      450,090
         ------------------------------------------------------



                          HISTORICAL CHART


                              [CHART]

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

Waterhouse. The major entertainment owner/tenant in this submarket is 20th Century Fox, who owns a 53-acre parcel in the southerly portion of Century City, and also leases in excess of 200,000 square feet in Fox Plaza. Fox has obtained approvals for a major redevelopment and expansion of its existing studio site in Century City, but the terms of the agreement prohibit development for other tenants. Fox also recently acquired Prime Ticket (now Prime Sports), which has a headquarters location in Century City. Other major entertainment tenants in Century City include ABC, HBO, TNT, and Orion. Corporate tenants include Northrop, with a world headquarters location in Century City, Princess Cruises, and Herbalife International, which recently relocated from the LAX market to Century City.

     The average annual net absorption for Century City over the last 10 years is 122,549 square feet. The historical net absorption for the Century City market is summarized on an accompanying page. The submarket experienced positive net absorption of 173,451 square feet during 1995.

     DEVELOPMENT CONTROLS - CENTURY CITY

     Development in Century City is controlled by the Century City Specific Plans (North and South). These plans control development by regulating the total number of automobile trips which can be generated by a new project. The plan also increases street capacity by requiring developers to complete public improvement projects for traffic mitigation and pedestrian flow. The plan is divided into two phases (Phase I and II), and provides specific detail on a parcel-by-parcel basis of existing and future development rights. The plan permits (with limitations) the transfer of development rights between parcels, but virtually all remaining trips (sufficient to develop an office tower of approximately 800,000 square feet) are allocated to a single site as of year-end 1995. Plans to develop an office tower on the property were submitted in 1991, but no activity has occurred. The timing for the project, the entitlement cost and the probability the property will eventually be developed are not clear. Although this property represents the last potential high-rise site in the "prime" westside markets, lower density retail uses may be the eventual use for these remaining development rights.

MIRACLE MILE MARKET

     The Miracle Mile submarket is generally considered a part of the larger Wilshire District, which includes the Park Mile and Mid-Wilshire submarkets to the east. Office buildings in this location compete most directly with other comparable quality properties in the Miracle Mile. The Miracle Mile submarket also competes to a lesser degree with office buildings located in the more prestigious westside Los Angeles markets to the west, including Beverly Hills, Century City, Westwood, Brentwood, and Santa Monica. The Miracle Mile benefits from its proximity to Beverly Hills and the entertainment industry influences associated with the nearby submarkets of Hollywood and West Hollywood, as well as the CBS Television Studios, which are located in the Miracle Mile.
Buildings in this location can also compete for tenants located in the less desirable submarkets located to the east of the Miracle Mile, including Park Mile, and the Mid-Wilshire District.

- --------------------------------------------------------------------------------

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

     The Wilshire District market consists primarily of office buildings located along the Wilshire corridor in the area bounded generally by Melrose Avenue on the north, Hoover Street on the east, Pico Boulevard on the south, and by San Vicente Boulevard on the west. The Wilshire District is comprised of three submarkets, with the following approximate boundaries: 1-Mid-Wilshire/Wilshire Center (Hoover Street to Western Avenue); 2 -Park Mile (Wilton Place to Highland Avenue); and 3-Miracle Mile (Highland Avenue to San Vicente Boulevard). These three submarkets extend from downtown Los Angeles on the east to Beverly Hills on the west.

     MID-WILSHIRE/WILSHIRE CENTER

     This submarket is located immediately west of downtown Los Angeles, and is the second largest submarket in the larger westside Los Angeles office market (Century City is first). The existing supply of office product in this market consists primarily of fair to average quality buildings completed more than 20 years ago.

     PARK MILE

     The Park Mile location is unique in the westside Los Angeles office market because of limitations that have historically been placed on development in this area. Two primary factors have contributed to the limited development in this district: 1- deed restrictions encumbered many properties and were enforced prior to 1970 (although several mid-rise buildings were developed under special conditions); and 2- the implementation of the Park Mile Specific Plan in 1980. The specific plan was adopted with the stated objective of protecting the character of the existing low density, single-family residential development, and promoting a park-like setting which would contrast with the adjoining Wilshire Center and Miracle Mile Districts. The significant provisions of the plan for commercial development limit buildings to a three-story, 45-foot height in conjunction with a 1.5:1 density and 50 percent coverage (with some exceptions for subterranean parking and roof-top gardens). The plan also 1) requires specific landscaping development, including shade trees of specified minimum height, width, number, and location; 2) requires a minimum of three parking spaces per 1,000 square feet of gross building area, to be provided FREE OF CHARGE to tenants and visitors; and 3) includes specific signage criteria for buildings. Buildings completed prior to the 1980 specific plan are exempt from these requirements.

     The Park Mile Specific Plan has successfully promoted the stated objectives. The community includes the surrounding affluent residential areas of Windsor Park, Hancock Park, and Fremont Place, and the predominantly low-rise, good quality commercial/office development along the Wilshire corridor in Park Mile contrasts sharply with the commercial and residential development in the Wilshire Center District to the east and the Miracle Mile District to the west. Many of the buildings in the market are occupied by the owners, with Farmer's Insurance the largest single user.

     MIRACLE MILE

     The Miracle Mile submarket contains a total office inventory of 4,444,716 square feet. The overall vacancy level as of the end of the 1995 was 26.2 percent. Excluding sublease availabilities the direct vacancy level was 25.7 percent. The quoted rental range

- --------------------------------------------------------------------------------

                                     MIRACLE MILE

                        OFFICE BUILDING CONSTRUCTION HISTORY
- -----------------------------------------------------------------------------
                                       No. of         Total       Occupied
            Year                      Buildings     Area (SF)     Area (SF)
           ------                    -----------  -------------  -----------
          1929-1930                          2         119,000       11,200
          1950-1953                          2         616,200      182,279
          1960-1967                          6         990,832      188,858
          1970-1973                          4         980,928      275,239
          1986-1989                          6       1,749,280      470,665
          1990-1995                          0               0            0
- -----------------------------------------------------------------------------
          TOTAL                             20       4,456,240    1,128,241
- -----------------------------------------------------------------------------

       AVERAGE PER PERIOD:
          1986 - 1989                      2.0         583,093      156,888
          1990 - 1995                      0.0               0            0


                               CONSTRUCTION ACTIVITY CHART

                                        [Chart]


- ---------------------------------------
DATA SOURCE: C&W LOS ANGELES WEST

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

for available office space has a weighted average asking rent of approximately $19.47. The majority of the office supply in the Miracle Mile is located along the Wilshire corridor.

     As shown on the accompanying construction history exhibit, office development has been quite cyclical in the Miracle Mile submarket. No new development occurred in this market for 14 years following 1972, and the new competitive supply completed since 1985 has consisted primarily of two major developments: Wilshire Courtyard, a two-building polished granite development consisting of nearly one million square feet of total rentable area, and 6500 Wilshire, a high-rise polished granite office tower located at the intersection of Wilshire Boulevard and San Vicente Boulevard. Major tenants in these buildings include Aaron Spelling Productions, Hartford Insurance, Firemans Fund Insurance, Beneficial Life, and California Federal Bank (Wilshire Courtyard) and Dow Jones & Company, and the New York Times (6500 Wilshire). Chubb Insurance recently relocated from 6500 Wilshire to downtown Los Angeles.

     A number of the older buildings in the Miracle Mile submarket have been extensively renovated during the past five years, which has effectively upgraded these buildings to Class A status in the leasing market. These substantially renovated buildings include the 5055 Wilshire Boulevard building, which was formerly the Carnation Company's headquarters prior to their relocation to Glendale in 1990. This development is located at the extreme easterly extent of the Miracle Mile submarket, which is considered less desirable than the westerly portion of this submarket (west of Hauser). Museum Square was acquired and renovated by the Snyder Company during the early portion of the 1980's, and the Screen Actors Guild is currently a major tenant. Other major projects by this developer in the Miracle Mile include Wilshire Courtyard (referenced previously) and the recent renovation of the former CalFed headquarters buildings, which was acquired vacant in 1990 and completely renovated by the Snyder Company. Major tenants include E! Entertainment, the Securities Exchange Commission, and Singapore Airlines. The 6300 Wilshire Boulevard building (the former Ticor headquarters), was completely renovated during the past two years. New York Life is a major tenant in this building.

     The former Century Bank building, located at 6420 Wilshire Boulevard, was acquired from the lender during the first quarter of 1992 by an owner user buyer. The buyer (Peterson Publishing) renovated the building, including completing a fire sprinkler system and other required capital work, and currently uses the property as the Peterson Publishing headquarters. The building, originally developed in 1972, contains 197,540 square feet in 19 stories.

     The primary Class A competitive supply in this market consists of newer and/or extensively renovated buildings located along Wilshire Boulevard, generally in the western portion of the Miracle Mile between Hauser Boulevard on the east and San Vicente Boulevard at the Beverly Hills border on the west. The exhibit on an accompanying page summarizes the pertinent characteristics of the primary Class A competitive buildings in the submarket. The eight buildings (including the two-building Wilshire Courtyard development) have a combined rentable area of 3,291,320 square feet, and a current direct occupancy

- --------------------------------------------------------------------------------

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

level of 79.8 percent. Including sublease availabilities, the overall occupancy level is 72.3 percent. Substantial sublease availabilities were placed on the market during the last half of 1995, particularly the former Chubb Insurance space in 6500 Wilshire Boulevard and portions of the California Federal "master lease" premises in Wilshire Courtyard.

     ABSORPTION - MIRACLE MILE

     The net absorption figures for the Miracle Mile during the past five years are summarized below.

     Year      SF Net Absorption
     ----      -----------------
     1991          234,846
     1992          (49,885)
     1993         (276,156)
     1994          (28,524)
     1995         (242,985)

     Absorption levels in the Miracle Mile have been negative during four of the past five years, and components of the recent negative absorption in this submarket are substantially attributable to activity involving several specific tenants. These tenants are discussed below.

     A major advertising tenant (DDB Needham) leasing about 40,000 square feet in 5900 Wilshire Boulevard to May, 2000 "bought out" its lease and vacated during 1995. This tenant (or related entities) has space in several other westside office buildings. The State of California vacated approximately 70,000 square feet of space in Museum Square and relocated to the Mid-Wilshire submarket during 1995. These two tenants and a 20,000 square-foot tenant in 6300 Wilshire Boulevard who defaulted on its lease obligation in 1995 represented about 130,000 square feet of negative absorption for this market. California Federal, an original development partner and master lessee for the 540,000 square-foot Wilshire Courtyard east building, also placed significant sublease space on the market during 1995. This tenant originally leased on a long-term basis approximately 500,000 square feet in this development in order to facilitate the construction financing, although California Federal did not
actually require the entire premises.   Significant portions of the master
leased premises has been subleased in recent years, but this sublease activity is not included in the net absorption figures shown above, since sublease space is excluded from the calculations.

     FUTURE DEVELOPMENT - MIRACLE MILE

     The current spread between market rental rates and the rents required to economically justify new office construction in this market suggests no new development will occur until a substantial increase in rents occurs.

     Several proposed major office developments in the Miracle Mile neighborhood have been abandoned, including a planned 800,000 (approximate) square-foot office project proposed for a site at the northwest corner of Fairfax Avenue and Wilshire Boulevard, and

- --------------------------------------------------------------------------------

                    MIRACLE MILE ALONG WILSHIRE BOULEVARD

                    PRIMARY COMPETITIVE OFFICE BUILDINGS

                         RENTAL AND OCCUPANCY SURVEY

- ------------------------------------------------------------------------------------------------------------------------------------

                                         Building Information                                 Overall     Quoted          Occupancy
Item    Building Name /          No. of     Area   Avg. Flr.  Year     Available Space (SF) Availabilty Annual Rent Lease   Ratio
 No.    Location                Stories     (SF)   Area (SF)  Built  Floor(s) Direct Sublease  (SF)      PSF   PSF   Type (Incl. SL)
- -----------------------------------------------------------------------------------------------------------------------------------
MM-1 5670 Wilshire Building        27     407,200   15,081    1965   Ground       0     0                                  89.7%
     5670 Wilshire Boulevard                               Ren. 1992 6 - 27  41,939     0      Total   $23.40-$28.80  FSG
                                                                             41,939     0      41,939
MM-2 The Wilshire Courtyard-East    6     540,000   90,000    1987   Ground   8,424    2,942           $23.40-$23.40  FSG  84.5%
     5700 Wilshire Boulevard                                              3       0   72,483   Total   $23.40-$23.40  FSG
                                                                              8,424   75,425   83,849
MM-3 The Wilshire Courtyard-West    6     452,243   75,374    1987   Ground   6,471     0              $27.00-$28.20  FSG  51.9%
     5750 Wilshire Boulevard                                          2 - 6 122,797   88,352   Total   $24.00-$28.20  FSG
                                                                            129,268   88,352  217,620
MM-4 Museum Square                 10     505,000   50,500    1950   Ground  35,018     0              $16.80-$23.40  FSG  66.4%
     5757 Wilshire Boulevard                               Ren. 1982  2 - 9 134,596     0      Total   $16.80-$23.40  FSG
                                                                            169,614     0     169,614
MM-5 Mutual Benefit Life           32     407,500   12,734    1971   Ground       0     0                                  70.9%
     5900 wilshire Boulevard                                         4 - 30 118,544     0      Total   $18.60-$19.80  FSG
                                                                            118,544     0     118,544
MM-6 The New Wilshire              16     192,434   12,027    1986   Ground   6,059     0              $21.00-$21.00  FSG  75.5%
     6100 Wilshire Boulevard                                         2 - 16  41,169     0      Total   $21.00-$21.00  FSG
                                                                             47,228     0      47,228
MM-7 6300 Wilshire Building        21     361,904   17,234    1973   Ground  26,604     0              $21.00-$22.20  FSG  74.2%
     6300 Wilshire Boulevard                               Ren. 1992 6 - 21  65,187    1,500    Total   $18.00-$22.20  FSG
                                                            to 1993          91,791    1,500    93,291
MM-8 6500 Wilshire Building        23     425,039   18,480    1986    6 - 9       0   79,728           $15.00-$15.00  FSG  67.5%
     6500 Wilshire Boulevard                                         4 - 23  58,313     0      Total   $22.20-$23.40  FSG
                                                                             58,313   79,728  138,041
- -----------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS                141   3,291,320   23,343                  665,121  245,005  910,126                      72.3%
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                       $20.11-$23.70  Direct Wtd Avg Rent Rate

                         OFFICE BUILDING ACTIVITY CHART
                     MIRACLE MILE ALONG WILSHIRE BOULEVARD


                                     [Chart]

                                                  LOS ANGELES WEST OFFICE MARKET
- --------------------------------------------------------------------------------

a 300,000 square-foot high-rise development located about one-mile west of the subject at 5601 Wilshire Boulevard (to have been called Wilshire Place). The Fairfax/Wilshire development site foreclosed by the lender when the project was not approved by the City and market conditions declined substantially during 1990-1991. The Wilshire Place project, which was entitled for a high-rise office development, was abandoned, and the developer (J.H. Snyder Co.) developed the site with a supermarket.

     DEVELOPMENT CONTROLS - MIRACLE MILE WILSHIRE WEST INTERIM
     CONTROL ORDINANCE (WWICO)

     The Miracle Mile District of the City of Los Angeles is subject to an interim control ordinance (No. 165470) which was passed in response to concerns by citizens regarding the adequacy of existing transportation infrastructure to handle increasing traffic congestion in the area. This ordinance provides for a restriction on future development in the area pending the completion of a land use/transportation specific plan for the Wilshire West area. The status of the specific plan is uncertain, since the city planning entities feel the interim ordinance currently serves to control and limit future growth in the area for the near term.

     The interim control ordinance regulates the issuance of building permits and sets forth conditions that can require conditional use permits for most developments. The City of Los Angeles Department of Transportation (LADOT) has jurisdictional review and approval of project traffic impact and mitigation measures. Under the terms of the ICO, any new project must include mitigation measures which would reduce or eliminate any significant traffic impacts on surrounding residential areas before receiving planning commission approval. The ICO also supersedes the city zoning regulations in many cases by limiting allowable commercial density (FAR) to 3.0:1 without approval and conditional use permits by the planning department and the City Council. The city requires a study of potentially impacted intersections within a range of five miles of the site for any significant proposed development in the Miracle Mile District. The LADOT calculates the impact on traffic caused by a proposed new development by allocating a specific number of trips per square foot of building area according to the type of use (office, retail, residential, medical office, etc.) and the size range of the project. The trips are then allocated to the morning and evening peak period, and whether traffic is coming in or out of the project. Trip calculations by use are specified in the ICO. Fees are charged under the ordinance are specified as $4,900 per additional NET trip generated by the project, with $300 per trip to be paid at the time the project is approved, and the remainder ($4,600) to be paid upon approval of the specific plan for the area.

     RECENT INVESTMENT ACTIVITY - MIRACLE MILE

     Four office properties ranging in size from about 85,000 to 420,000 square feet were acquired in the Miracle Mile or immediately adjacent submarkets during the period from August, 1995 through March, 1996. Per-square-foot prices ranged from about $50 for a 70 percent leased asset requiring significant capital improvement to $135. Three of the four sales prices were in the range from $95 to $135 per-square-foot.

- --------------------------------------------------------------------------------

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

CULVER CITY AND ADJACENT MARKETS

     The Culver City office market has emerged as a separate submarket during the past decade. The accompanying page chart summarizes the office building construction history in this market, and approximately 90 percent of the total supply has been completed since 1980.

     The Culver City/Westchester submarket is the largest component of the Marina Area/Culver City sector (number 4) of the overall West Los Angeles market area. This market contained 3,643,649 square feet as of the end of the fourth quarter, 1995. The direct and overall vacancy levels for the Culver City/Westchester market were 14.7 percent and 15.0 percent, respectively. A major phased development located in the Westchester submarket about one mile westerly of Fox Hills, known as Howard Hughes Center, is also a significant competitive project in this market. Two completed phases of this development, located on Center Drive West adjacent to the San Diego Freeway, have a combined rentable area of 420,000 square feet, or about 70 percent of the total Westchester submarket. The total project contemplated for this 69-acre parcel is proposed for 2.7 million square feet. No timetable or probability of completion for the future office phases has been estimated.

     Additional development parcels are the sites for the planned final phases of the larger Corporate Pointe development. The total office buildout for Corporate Pointe is approximately 1.55 million square feet including about 790,000 square feet planned in three buildings on the two parcels located in the Corporate Pointe neighborhood. The primary Culver City existing competitive office building supply as well as the Howard Hughes Center buildings discussed above are summarized on the accompanying pages. The buildings are designated by construction class, size, year built, and quoted asking rental rates for current direct and sublease availabilities.

     The upper end of the rental range for buildings in this market corresponds to the existing buildings in the Corporate Pointe development in the Fox Hills submarket of Culver City, particularly 600 and 400 Corporate Pointe, and the Howard Hughes Phase I building.

     LABOR BASE/TENANT DEMAND AND ABSORPTION - CULVER CITY

     The current overall vacancy level of 15.0 percent for the Culver City/Westchester market submarket reflects an improvement in comparison with recent years.

     The accompanying pages summarize the net absorption figures for the Culver City office market since 1990. The Culver City office submarket has experienced modest, but positive net absorption during 1990 through 1995. The total net absorption for Culver City for the past six years has been 292,617 square feet, or an average of approximately 48,769 square feet annually.

     The major employers in the area include the Brotman Medical Center, Sony Pictures Entertainment, and the retail department stores that anchor the nearby regional Fox Hills mall. The former Metro-Goldwyn-Mayer studio is the site for the Columbia

- -------------------------------------------------------------------------------

                           CULVER CITY / WESTCHESTER

                     OFFICE BUILDING CONSTRUCTION HISTORY
- -------------------------------------------------------------------------------
                                       No. of         Total       Occupied
            Year                      Buildings     Area (SF)     Area (SF)
           ------                    -----------  -------------  -----------
          N/A                                1        460,000       460,000
          1962-1964                          2         78,860        78,860
          1973-1979                          6        249,795       202,033
          1980-1989                         21      2,651,394     2,195,498
          1990-1995                          2        203,600       161,805
- -----------------------------------------------------------------------------
          TOTAL                             32      3,643,649     3,098,196
- -----------------------------------------------------------------------------

       AVERAGE PER PERIOD:
          1980 - 1989                          2.3    294,599      243,944
          1990 - 1995                          0.4     40,720       32,361
- -----------------------------------------------------------------------------
          Proposed                               6    777,570       50,340


                          CONSTRUCTION ACTIVITY CHART

                                     [Chart]

                       CULVER CITY / WESTCHESTER
                    HISTORICAL NET OFFICE ABSORPTION

             ----------------------------------------------
                    YEAR                 SQUARE FEET
             ----------------------------------------------
                    1990                      91,060
                    1991                      62,814
                    1992                      43,249
                    1993                      40,569
                    1994                       2,076
                    1995                      52,844
             ----------------------------------------------
              TOTAL SQUARE FEET              292,612

              AVERAGE ANNUAL ABSORPTION
                1990 - 1995                   48,769
                1993 - 1995                   31,830

              TOTAL ABSORPTION
                1993 - 1995                   95,489
             ----------------------------------------------



                           HISTORICAL CHART


                                [CHART]

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

Entertainment division of Sony Entertainment expansion/relocation from its existing Burbank location. Metro-Goldwyn-Mayer relocated from its Culver City studio in 1993 year and leased approximately 200,000 square feet of new space in another West Los Angeles office sub-market. Culver City has a reputation for promoting business and development within the City limits. The most significant agent of this positive business attitude in recent years has been the Community Development Department, and specifically the Culver City Redevelopment Agency. There are three redevelopment project areas in Culver
City: 1) the Slauson-Sepulveda Redevelopment Project No. 1, which includes the subject properties: 2) the Overland Jefferson Avenue Project No. 2; and 3) the Washington-Culver Redevelopment Project No. 3.

     A major entertainment-industry drive development located in Playa Vista, which is part of this market area, is expected to commence during the next two years. The project is to be anchored by the Dreamworks Studio, led by the well capitalized partnership of Steven Spielberg, Jeffrey Katzenberg, and David Geffen. The development is planned for the approximate 1,000 acre Playa Vista site located about two miles westerly of Corporate Pointe, on the former site of Hughes Aircraft. The project will be a phased master-planned mixed use development to include residential and commercial uses. The Dreamworks component of the development will occur on about 100 acres of the larger site, and is expected to create a "critical mass" of entertainment and related high-tech uses. The development partnership includes the Dreamworks team and the property partnership comprised of Maguire Thomas Partners and Howard Hughes Corp. The Dreamworks portion of the project will include a new "state of the art" movie studio, including 15 to 20 sound stages, a worldwide headquarters of 350,000 square feet, and an additional 725,000 square feet of studio and production facilities. The related tenants are to include IBM (100,000 square feet), GTE (50,000 square feet), Digital Domain (400,000 square feet of motion picture and special effects uses), and Silicon Graphics (115,000 square feet). The related business generated for these tenants by the Dreamworks studio and the technical requirements of Playa Vista project itself are expected to generate substantial tenant demand for this development. The development is expected to occur in phase over a number of years, and employment is anticipated to grow to 10,000. Although the project will represent direct competition for major office tenants, the critical mass of entertainment and technology firms in this market should ultimately enhance the desirability of good quality office development in this location.

     The Corporate Pointe area is located within the Fox Hills area of Culver City, which has benefitted from the activities of the Redevelopment Agency.
The Fox Hills locations is considered a "secondary" westside Los Angeles market area, and the westside market is generally recognized as the most desirable business and residential location in the county. The subject location benefits from this westside identity, but is considered peripheral to and less desirable than Beverly Hills, Santa Monica, Century City, Brentwood, and West Los Angeles.

     Positive factors associated with Culver City include the "pro" business approach of the governmental agencies and the strong employment base generated by the

- -------------------------------------------------------------------------------
                                      29

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

entertainment industry (particularly Sony Corporation). This approach by the city government and the planned Playa Vista development suggests that there are not meaningful political controls currently in place to restrict alternative projects when market conditions improve, however. The long-term prospects for the area are positive. The approved Sony Studios expansion should generate considerable new employment at the upper end of the wage base in the future, and the pending Playa Vista phased development to the west should eventually create a physical and market-perceived direct link between Culver City and the more desirable areas of the westside Los Angeles commercial and residential markets.

     RECENT INVESTMENT ACTIVITY - CULVER CITY

     Four office properties ranging in size from about 85,000 to 265,000 square feet were acquired in the Culver City submarket during the period from August, 1994 through March, 1996. Per-square-foot prices ranged from about $50 to $135 and occupancy levels at the time of sale ranged from about 60 percent to 85 percent. '

LOS ANGELES INTERNATIONAL AIRPORT (LAX) SUBMARKET (CENTURY BOULEVARD)

     The LAX submarket incorporates the region bounded by Manchester Avenue to the north, La Brea Avenue to the east, El Segundo Boulevard to the south, and the Los Angeles International Airport to the west. A significant portion of the office product within this submarket is situated on or adjacent to Century Boulevard, extending eastward from the airport to the San Diego Freeway (I-405). This submarket benefits from excellent regional freeway access by way of the San Diego Freeway and the Century Freeway (I-105), as well as the Metro Green Line commuter rail. The charts on the accompanying pages provide a breakdown of the existing inventory, direct and overall vacancy rates, and recent leasing activity within the Long Beach Freeway submarket.

     The LAX submarket contains 4,211,847 square feet of office product, with a fourth quarter 1995 direct vacancy rate of 29.3 percent and an overall vacancy rate of 29.5 percent. The LAX submarket comprises a relatively large office market, and the average building size is nearly 210,000 square feet. The direct vacancy rate for the LAX submarket has declined over the past few years, from 34.1 percent at year-end 1992 to 29.3 percent at year-end 1995.
Similarly, the overall vacancy rate for the LAX submarket has declined over the past few years, from 36.5 percent at year-end 1992 to 29.5 percent at year-end 1995.

     The relatively high direct and overall vacancy rates for the LAX submarket compared to other markets in the Los Angeles West sector reflects the fact that a significant portion of the office space in this submarket consists of Class B and/or Class C product. The LAX submarket contains 20 buildings of which seven buildings (or 22.2 percent of the rentable area) are Class A properties and 13 buildings (or 77.8 percent of the rentable area) are Class B or Class C properties. The Class B and Class C buildings in the LAX submarket were generally constructed from the early 1960s to the early 1980s, and these buildings do not compete as directly with the relatively newer and higher quality Class A buildings in this submarket, which include Skyview Centers I and II, Royal Airport

- -------------------------------------------------------------------------------
                                      30

            HISTORICAL OFFICE LEASING ACTIVITY AND NET ABSORPTION

                         LOS ANGELES AIRPORT AREA

                               1990 - 1995

                                Available    Available     Overall    Gross
                               Direct Lse    Sublease      Vacancy   Leasing       Net
                   Inventory     Sq. Ft.      Sq. Ft.       Rate     Activity   Absorption
- ------------------------------------------------------------------------------------------
1990
1st Quarter        4,360,880   1,232,481       276,720      34.6%     63,117       (8,469)
2nd Quarter        4,364,403   1,569,848       191,372      40.4%    121,438     (195,313)
3rd Quarter        4,364,403   1,586,828       173,124      40.3%     62,775      (14,059)
4th Quarter        4,364,403   1,518,839       174,571      38.8%     74,214       57,989
- ------------------------------------------------------------------------------------------
YTD Total                                                            321,544     (159,852)

1991
1st Quarter        4,364,403   1,523,686        92,545      37.0%     80,314        6,163
2nd Quarter        4,364,403   1,302,443       128,357      32.8%     43,498      (80,402)
3rd Quarter        4,364,403   1,353,276       136,432      34.1%     56,502     (107,676)
4th Quarter        4,364,403   1,324,378       125,192      33.2%     30,829      (29,964)
- ------------------------------------------------------------------------------------------
YTD Total                                                            211,143     (211,879)

1992
1st Quarter        4,364,403   1,429,696       117,830      35.5%    132,460      (58,935)
2nd Quarter        4,364,403   1,393,273       106,345      34.4%     79,570       10,504
3rd Quarter        4,364,403   1,467,408       116,314      36.3%     48,749      (84,763)
4th Quarter        4,364,403   1,486,300       107,391      36.5%     79,993      (25,944)
- ------------------------------------------------------------------------------------------
YTD Total                                                            340,772     (159,138)

1993
1st Quarter        4,344,247   1,521,086       191,914      39.4%     50,519      (25,205)
2nd Quarter        4,344,247   1,544,602       181,448      39.7%    113,435       (4,244)
3rd Quarter        4,344,247   1,556,584       171,433      39.8%    123,513       (2,691)
4th Quarter        4,344,247   1,597,429       152,829      40.3%    143,469      (70,068)
- ------------------------------------------------------------------------------------------
YTD Total                                                            430,936     (102,208)

1994
1st Quarter        4,256,847   1,470,584       121,446      37.4%    164,262      110,318
2nd Quarter        4,256,847   1,472,466       131,994      37.7%     76,934      (74,742)
3rd Quarter        4,256,847   1,416,452        30,873      34.0%    192,676       39,864
4th Quarter        4,256,847   1,380,514        13,655      32.8%    126,341       52,468
- ------------------------------------------------------------------------------------------
YTD Total                                                            560,213      127,908

1995
1st Quarter        4,211,847   1,395,039        28,377      33.8%     65,958        2,614
2nd Quarter        4,211,847   1,377,290         8,678      32.9%     78,503       22,246
3rd Quarter        4,211,847   1,269,004         8,453      30.3%     70,378       17,261
4th Quarter        4,211,847   1,232,354         8,453      29.5%     81,098       35,375
- ------------------------------------------------------------------------------------------
YTD Total                                                            295,937       77,496

- ------------------------------------------------------------------------------------------

NOTES
*Includes all existing competitive office buildings consisting of 25,000 sf in size or larger. Government, medical and owner-occupied buildings are not included.
*Vacancy rates are calculated by space, available both directly and through sublease, divided by the inventory.




SOURCE: CUSHMAN & WAKEFIELD OF CALIFORNIA LA SOUTH BAY RESEARCH SERVICES
GROUP - 1996
- -------------------------------------------------------------------------------

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

Center, and 9800 La Cienega Boulevard. The fourth quarter 1995 direct vacancy level for the Class A buildings in the LAX submarket was 25.0 percent and the overall vacancy rate was 25.3 percent, both of which are notably decreased from
35.6 percent and 37.5 percent, respectively, at year-end 1992.

     The office market in the LAX area has been driven in large part by the office requirements of travel related companies, international trading companies, financial institutions, and aerospace/defense companies. The office product in the LAX submarket consists of low to high-rise buildings, which range in size from 50,000 to 472,500 square feet of rentable area. The Skyview Center II building, located at 6053 W. Century Boulevard, was completed in 1987 and is the most recently completed office building within the LAX submarket. All of the Class A product in the LAX submarket was completed between 1981 and 1987, while the Class B space in this submarket was completed between 1962 and 1982.

     LEASING ACTIVITY/ABSORPTION/TENANT DEMAND - LAX

     The chart on the accompanying page summarizes the recent trends in leasing activity and net absorption for the submarket. From 1991 to 1995, the LAX submarket achieved average annual leasing activity of 367,800 square feet. After enduring four straight years of negative absorption from 1990 to 1993, the LAX submarket achieved positive net absorption of 127,908 square feet in 1994 and 77,496 square feet in 1995.

     The tenant base in the LAX submarket consists of a mix of travel related companies, international trading companies, financial and business services companies, and some high technology firms. According to local market sources, the demand for office space in the LAX submarket is driven in part by market conditions in the Westside markets of Culver City, Santa Monica, Westchester, and West Los Angeles. The LAX submarket is expected to benefit from "spillover" demand as the vacancy rates in the Westside markets decline over the next few years with the anticipated influx of entertainment and multi-media related companies in these areas. Major employers and users of office space in the LAX area include Associated Financial, RDA/Logicon, Herbalife, Learning Tree International, Rescom, and Trident Data. Herbalife is one of the larger tenants in the LAX area as it leases approximately 70,000 square feet at 9800 So. La Cienega Boulevard, primarily for back-office uses. The company relocated its executive offices to Century City in 1995. Learning Tree International leases approximately 34,000 square feet at 6053 West Century Boulevard and RDA/Logicon leases approximately 41,600 square feet at this same building. Trident Data leases approximately 17,500 square feet at 5933 West Century Boulevard.

     FUTURE SUPPLY

     The delivery of new office space to the LAX sub-market is expected to be quite limited over the several few years due to the "spread" between current rental rates and the economic rents required for new construction. In the LAX sub-market, there are no new office developments either under construction or planned for development.

- -------------------------------------------------------------------------------

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------


     CONCLUSIONS - LAX OFFICE SUBMARKET

     The LAX office market contains a significant concentration of the mid to high-rise office buildings. The LAX market provides a mix of Class A, Class B, and Class C space which caters to the demands of relatively cost conscious office users. The LAX submarket has rent levels which are at the low end of range exhibited by the various submarkets within the Los Angeles West office sector. Over the past several years, the LAX submarket has posted improvement in the overall vacancy rate, which has declined from 37.9 percent at year-end 1992 to 25.3 percent at year-end 1995. The LAX submarket has proven to be a viable location for travel related companies, international trading companies, financial institutions, and business service firms due to the very good access to outlying commercial markets, the trade related activity generated by the Los Angeles International Airport, and the significant residential population and labor pool in the greater airport area.

MARKET RENTAL RATES - WESTSIDE LOS ANGELES MARKETS

     A general range in five-year effective rental rates for buildings in the competitive westside markets is summarized below. "Effective Rental Rate" as used in this chart is defined as the average per-square-foot rental rate received over the term of the lease by the landlord. The effective rent incorporates adjustments for free rent received by the tenant. The figures do NOT include deductions for variances in tenant allowances, and do not include any adjustments for the "time value" of funds received over the term of the lease. Actual rents for office buildings fluctuate considerably within each submarket based on building quality, specific location within the submarket and numerous other factors. Rental rates are also "dynamic" and can increase or decrease with changes in market conditions.

            TYPICAL 5-YEAR EFFECTIVE FSG RENTAL RATES( ANNUAL PSF)

     Competitive              Trophy
     Submarkets               Class             Class A          Class B
     -----------              ------            -------          -------
     Culver City              N/A               $16.20 - $17.40  $15.00
     Olympic Corridor         N/A               $24.00           $17.00
     Miracle Mile/East
       Bev. Hills             N/A               $22.00           $16.00
     Westwood                 $30.00 - $33.00   $24.00 - $27.00  $21.00
     Brentwood                $25.00            $24.00           $20.00
     Bev. Hills Triangle      N/A               $27.00 - $28.00  $20.00
     Century City             $36.00            $24.00           $21.00
     Santa Monica             N/A               $27.00 - $30.00  $21.00
     LAX                      N/A               $12.00 - $14.00  $10.00

     The chart provides an overview of the "typical" market rental rates for office buildings located in the competitive westside submarkets. The highest rental rates for Class A buildings are achieved in the Century City, Beverly Hills Triangle, Santa Monica, and Westwood submarkets. The peripheral submarket locations in LAX, Culver City or the adjacent Howard Hughes Center, or along the Olympic Boulevard corridor in West Los Angeles achieve proportionately lower rental rates. The Miracle Mile district located

- -------------------------------------------------------------------------------

         BUSINESS-FACTS:  DAYTIME EMPLOYMENT REPORT

                  WEST LOS ANGELES
- -------------------------------------------------------------------------------
                        1995
- -------------------------------------------------------------------------------

Business Employment by Type        No. of Businesses     No. of Employees      Employees per Business
- ---------------------------       -------------------   ------------------    ------------------------
 1  RETAIL TRADE                         7,600               79,743                       10.5%
      Home Improvement Stores              171                1,756                       10.3%
      General Merchandise Stores            62                5,766                       93.0%
      Food Stores                          528                7,994                       15.1%
      Auto Dealers & Gas Stations          392                5,780                       14.7%
      Apparel & Accessory Stores         1,076                6,204                        5.8%
      Furniture / Home Furnishings       1,131                8,953                        7.9%
      Eating & Drinking Places           1,926               30,508                       15.8%
      Miscellaneous Retail Stores        2,314               12,782                        5.5%

 2  FINANCE-INSURANCE-REAL ESTATE        3,402               41,432                       12.2%
      Banks, Savings & Lending
         Institutions                      549                6,988                       12.7%
      Securities Brokers & Investors       505                7,689                       15.2%
      Insurance Carriers & Agencies        646               10,410                       16.1%
      Real Estate - Trust - Holding Co.  1,702               16,345                        9.6%

 3  SERVICES                            20,057              200,091                       10.0%
      Hotels & Lodging                     188                9,716                       51.7%
      Personal Services                  3,136               16,485                        5.3%
      Business Services                  5,543               51,691                        9.3%
      Motion Picture & Amusement         1,515               19,264                       12.7%
      Health Services                    4,348               50,073                       11.5%
      Legal Services                     3,037               24,176                        8.0%
      Education Services                   436               13,449                       30.8%
      Social Services                      813                6,180                        7.6%
      Other Services                     1,041                9,057                        8.7%

 4  AGRICULTURE                            178                1,385                        7.8%

 5  MINING                                  31                  563                       18.2%

 6  CONSTRUCTION                           957                8,475                        8.9%

 7  MANUFACTURING                        1,513               29,517                       19.5%

 8  TRANSPORTION, COMMUN/PUBLIC UTIL       820               12,382                       15.1%

 9  WHOLESALE TRADE                      1,754               18,209                       10.4%

10  GOVERNMENT                             305                7,352                       24.1%
- ---------------------------       -------------------   ------------------    ------------------------
         TOTAL BUSINESSES               36,617              399,149                       10.9%
- ---------------------------       -------------------   ------------------    ------------------------

      Daytime Population               399,149
      Residential Population           522,540

      Daytime Population per Business     10.9%
      Residential Population per Business 14.3%
- ------------------------------------------------------------------------------------------------------

NUMBER OF BUSINESSES PER SECTOR         NUMBER OF EMPLOYEES PER SECTOR

          [Chart]                                [Chart]

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

immediately east of Beverly Hills also includes several newer, very good quality Class A buildings.

     ASKING RENTAL SURVEYS AND COMPARABLE LEASE DATA

     Included in the Addenda are charts detailing the pertinent characteristics of the buildings within each of the competitive submarkets discussed previously, as well as a representative cross section of the terms of signed leases in the competitive submarkets. The data provides an overview of the competitive westside Los Angeles office supply and the range in rental rates for the respective submarkets.

GROSS LEASING ACTIVITY

     The net absorption figures for the competitive westside submarkets were summarized previously. The accompanying chart compares the net office absorption for eight competitive submarkets from 1992 through 1995 with the gross leasing activity during the same timeframe. Gross leasing activity slowed during 1994 to an annual rate of 3.6 million square feet, while net absorption levels declined overall to 81,052 square feet. The data for 1995 shows substantial improvement both in net absorption levels and gross leasing.

WESTSIDE TENANT BASE

     The exhibit on the accompanying page provides an overview of the components of the office employment base for westside Los Angeles office workers. The exhibit includes the estimated employment breakdown by the number of firms and by the total number of employees. The data indicate that the major components of the office employment market in the westside include business, services, and the entertainment industry. This tenant mix reflects the desire of legal, entertainment, financial, and professional firms to locate in an area with abundant amenities close to employees' homes. The entertainment industry in particular has expanded in recent years, and current demands for space from this industry has "driven" the leasing market in competitive westside buildings. There are a number of entertainment tenants currently "in the market" with substantial space requirements. The chart below summarizes a cross section of these tenants.

     Many of the entertainment industry tenants prefer a "campus" style environment, with low-rise buildings, "operable" windows, and other amenities not typically associated with more "institutional" buildings oriented toward
corporate tenants.    There is a relatively limited amount of this type of
space, however, and the tenants have been flexible in satisfying space requirements within the westside locational criteria.

CONCLUSIONS

     The westside office market location is considered quite favorable, and the steady decline in office vacancy rates in the prime westside markets during the past three years has generated considerable investment market interest in quality office properties. This market continues to be one of the most desirable and prestigious office locations in southern California. The surrounding upscale residential communities and demographics indicate this perception should continue. The economic recession and prior overbuilding

- -------------------------------------------------------------------------------
                                      33

                         PRIMARY COMPETITIVE WESTSIDE MARKETS
                   NET OFFICE ABSORPTION VS. GROSS LEASING ACTIVITY

                               SF OF NET       SF OF GROSS       NET PERCENTAGE
  YEAR   MARKET                ABSORPTION          LEASING              OF TOTAL

1992   West Hollywood            59,192            88,835               66.6%
       Miracle Mile             (49,485)          598,744               -8.3%
       Westwood                 (94,835)          364,593              -26.0%
       Brentwood                 15,286           363,480                4.2%
       West Los Angeles        (178,376)          340,721              -52.4%
       Santa Monica             628,956         1,103,998               57.0%
       Century City            (258,913)          557,059              -46.5%
       Culver City               43,249           279,440               15.5%
       Beverly Hills            112,282           598,950               18.7%

       Sub-total 1992:          277,356         4,295,920                6.5%


1993   West Hollywood           (42,781)          127,682              -33.5%
       Miracle Mile             (28,524)          367,360               -7.4%
       Westwood                 166,823           316,167               52.8%
       Brentwood                 19,779           375,836                5.3%
       West Los Angeles         177,068           491,426               36.0%
       Santa Monica             (74,459)          858,637              -11.3%
       Century City              48,648           832,760                5.8%
       Culver City               40,569           510,732                7.9%
       Beverly Hills             (2,818)          599,523               -0.5%

       Sub-total 1993:          304,305         4,300,143                7.1%


1994   West Hollywood            53,552           192,036               27.9%
       Miracle Mile              62,330           304,130               20.5%
       Westwood                 149,313           472,963               31.6%
       Brentwood                 37,078           316,825               11.7%
       West Los Angeles        (243,152)          244,735              -99.4%
       Santa Monica            (106,931)          560,465              -19.1%
       Century City              81,205           722,317               11.2%
       Culver City                2,076           214,441                1.0%
       Beverly Hills             45,581           523,030                8.7%

       Sub-total 1994:           81,052         3,550,942                2.3%


1995   West Hollywood           (13,714)          242,202               -5.7%
       Miracle Mile            (242,985)          353,403              -68.8%
       Westwood                 172,706         1,172,008               14.7%
       Brentwood                146,907           887,428               16.8%
       West Los Angeles        (120,211)          653,433              -18.4%
       Santa Monica            (141,470)          935,947              -15.1%
       Century City             173,451         1,713,498               10.1%
       Culver City               52,844           444,405               11.9%
       Beverly Hills            143,812         1,071,170               13.4%

       Sub-total 1995:          173,340         7,473,494                2.3%

       Totals                   836,053        19,820,499                4.3%
       Annual Average           209,013         4,905,125                4.3%


          *  Westchester was added into the Culver City Submarket this year.

                                                 LOS ANGELES WEST OFFICE MARKET
- -------------------------------------------------------------------------------

severely impacted the westside submarkets during the first portion of this decade, but recent employment growth, driven by the expanding entertainment industry, in conjunction with the halt of new construction, has created a more favorable leasing and investment market.

     The overall Los Angeles West market area including the 14 submarkets shown in previous exhibits contains a total rentable area of 50,014,880 square feet, and experienced a combined positive net absorption of 419,123 square feet during 1995. The year-end 1995 direct vacancy rate was 18.6 percent. As discussed in the preceding submarket discussions the net absorption level during 1995 was affected by several specific buildings in the West Los Angeles submarket. Excluding the earthquake damaged property and the two Executive Life properties, which had an estimated 275,000 square feet in negative absorption, the "adjusted" West Los Angeles net absorption from 1995 was nearly 700,000 square feet for the 14 submarkets included in this analysis. While projections of future office absorption within a market area can fluctuate from year to year, the most recent trend in absorption and the employment growth in the westside market suggest a near-term annual absorption level of 700,000 square feet is a reasonable estimate. The chart below shows the trend that would occur in the direct vacancy rate for the Los Angeles West market for the next three years assuming an annual 700,000 square feet of net absorption is achieved.

     Year End   Inventory      Available SF   SF Absorption   Vacancy Rate
     --------   ---------      ------------   -------------   ------------
     1995       50,014,880     9,289,766      419,123            18.6%
     1996       50,014,880     8,589,766      700,000            17.2%
     1997       50,014,880     7,889,766      700,000            15.8%
     1998       50,014,880     7,189,766      700,000            14.4%

     While submarkets other experience fluctuations in absorption from year to year, the chart shows the overall west Los Angeles marketplace should continue the recent trend toward tightening vacancy levels if this absorption level is achieved, which in turn should result in rental increases.

- -------------------------------------------------------------------------------
                                      34

                                     [MAP]



LEGEND

1 Simi Valley
2 West Valley
3 Central Valley
4 East Valley

                                       LOS ANGELES NORTH OFFICE MARKET ANALYSIS
- -------------------------------------------------------------------------------

LOS ANGELES NORTH OFFICE MARKET

     The Los Angeles North office market encompasses four market areas located primarily in the San Fernando Valley, Santa Clarita Valley, and Conejo Valley areas of Los Angeles County. The Los Angeles North market also includes several office locations in the southeastern portion of Ventura County. The Los Angeles North office sector is the third largest sector in Los Angeles County, behind the Downtown Los Angeles and West Los Angeles markets, respectively. The North Los Angeles market is comprised of four submarkets:
Simi/Conejo Valley, West Valley, Central Valley, and East Valley/Tri-Cities. The individual submarkets that comprise the overall North Los Angeles market exhibit a wide range in construction quality, location, tenant based, and corresponding rental rates. The chart on the accompanying page summarizes the year-end 1995 statistics for Los Angeles North office sector and the submarkets in this area.

     As of year-end 1995, the Los Angeles North office market contained 39,355,810 square feet of Class A and B space, excluding owner/user, medical and government buildings. The 22 individual submarkets that comprise the overall competitive office market are differentiated according to access, market perception, tenant appeal and improvement quality, and rental rates. The office development in the Los Angeles North market is concentrated in two major areas: Tri-Cities (Glendale, Burbank and Pasadena), and Warner Center/Woodland Hills. Warner Center is the largest submarket in the Los Angeles North area, with an existing inventory of 5,325,021 square feet of office space or 13.5 percent of the total office product in the Los Angeles North market. There is some "overlap" between the Central and North Los Angeles Sectors, which each track portions of the Tri-City area.

     As of the fourth quarter 1995, the Los Angeles North office market exhibited a direct vacancy rate of 14.4 percent. The direct vacancy rate, which does not include sublease availabilities, is steadily improved from the
17.5 percent direct vacancy level as of year-end 1992. The overall vacancy rate for the Los Angeles North office market was 17.2 percent as of year-end 1995. The overall vacancy rate, which includes both direct and sublease availabilities, was also notably improved from the 19.7 percent overall vacancy level at year-end 1992. The overall vacancy rate for the Los Angeles North market compares favorably to the corresponding figure of 21.0 percent for the Los Angeles County office market. Overall vacancy rates for Los Angeles County ranged from a low of 17.5 percent in the Los Angeles North market to a high of
24.7 percent in the Los Angeles Central market.

     The East Valley/Tri-Cities and West Valley markets are the premier office markets in the Los Angeles North area, due to the quality of the office buildings and the surrounding amenities in these areas. The Tri-Cities market, which includes the submarkets of Burbank, Glendale, Pasadena, Studio City, and North Hollywood has a weighted average asking rental rate of $21.61 per square foot per year, on a full service gross (FSG) basis, which is at the high end of the weighted average asking rental rates for the other markets in the Los Angles North office market. The West Valley market, which includes the submarkets of Northridge/Reseda, Tarzana, Canoga Park/Chatsworth, Warner Center, and Woodland Hills, has a weighted average asking rental rate of $21.60 per

- -------------------------------------------------------------------------------
                                      35


                                                   LOS ANGELES NORTH
                                             MARKET & SUBMARKET STATISTICS
                                             END OF THE 4TH QUARTER OF 1995

                                                                                                   DIRECT
                                                            NUMBER                 DIRECT         VACANCY                OVERALL
MARKET/SUBMARKET                           INVENTORY      OF BLDGS         AVAILABILITIES            RATE         AVAILABILITIES
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
SIMI/CONEJO VALLEU                          4,537,562            87                510,332           11.2%                832,609
- ---------------------------------------------------------------------------------------------------------------------------------
1     Simi Valley                             196,326             6                 28,401           14.5%                 28,401
2     Thousand Oaks/Newbury Park              701,607            14                239,761           34.2%                239,761
3     Westlake Village                      1,735,399            32                149,247            8.6%                322,190
4     Agoura Hills                            497,672            10                 40,588            8.2%                 53,365
5     Calabasas                             1,406,558            25                 52,335            3.7%                188,892

- ---------------------------------------------------------------------------------------------------------------------------------
WEST VALLEY                                 8,487,933            96              1,404,681           16.5%              1,697,185
- ---------------------------------------------------------------------------------------------------------------------------------
6     Northridge/Reseda                       266,000             5                 14,408            5.4%                 14,408
7     Tarzana                                 508,929            10                 95,615           18.8%                 97,047
8     Canoga Park/Chatsworth                1,316,333            24                279,918           21.3%                356,695
9     Warner Center                         5,325,021            39                887,559           16.7%              1,095,539
10    Woodland Hills                        1,071,650            18                127,181           11.9%                133,496

- ---------------------------------------------------------------------------------------------------------------------------------
CENTRAL VALLEY                              8,525,170           111              1,528,178           17.9%              1,729,033
- ---------------------------------------------------------------------------------------------------------------------------------
11    Encino                                3,910,209            39                627,549           16.0%                716,474
12    Sherman Oaks                          2,264,136            27                429,972           19.0%                481,647
13    Van Nuys                              1,442,363            27                293,101           20.3%                336,792
14    Park City/Granada/Mission Hills         386,090             7                 64,839           16.8%                 73,488
15    Valencia/Newhall                        522,372            11                112,717           21.6%                120,632

- ---------------------------------------------------------------------------------------------------------------------------------
EAST VALLEY/TRI-CITIES                     17,805,145           173              2,239,026           12.6%              2,516,730
- ---------------------------------------------------------------------------------------------------------------------------------
16    Burbank - Media District              2,043,350            15                 31,937            1.6%                 31,937
17    Burbank - City Center                 1,710,879            23                242,563           14.2%                242,563
18    Glendale                              5,052,071            44                799,750           15.8%                907,627
19    Pasadena                              5,542,296            57                732,964           13.2%                826,271
20    Pasadena East                           574,421             6                206,210           35.9%                216,210
21    Studio City/Universal City            1,763,500            15                 79,999            4.5%                129,783
22    Norht Hollywood                       1,118,628            13                145,603           13.0%                162,339

- ---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      39,355,810           467              5,682,217           14.4%              6,775,557
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------



                                             OVERALL
                                             VACANCY         NET ABSORPTION         WTD. AVG.
MARKET/SUBMARKET                                RATE               YTD 1995       RENTAL RATE

- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------
SIMI/CONEJO VALLEU                              18.3%                243,948            $18.36
- -----------------------------------------------------------------------------------------------
1     Simi Valley                               14.5%                32,363             $14.64
2     Thousand Oaks/Newbury Park                34.2%                  (597)            $19.80
3     Westlake Village                          18.6%               176,534             $17.16
4     Agoura Hills                              10.7%                (7,747)            $15.48
5     Calabasas                                 13.4%                43,395             $19.32

- -----------------------------------------------------------------------------------------------
WEST VALLEY                                     20.0%                209,106            $21.80
- -----------------------------------------------------------------------------------------------
6     Northridge/reseda                          5.4%               110,394             $16.92
7     Tarzana                                   19.1%                11,998             $19.08
8     Canoga Park/CHatsworth                    27.1%              (109,904)            $16.32
9     Warner Center                             20.6%               164,899             $23.88
10    Woodland Hills                            12.5%                31,719             $18.84

- -----------------------------------------------------------------------------------------------
CENTRAL VALLEY                                  20.3%              (181,315)            $19.68
- -----------------------------------------------------------------------------------------------
11    Encio                                     18.3%               (90,048)            $21.36
12    Sherman Oaks                              21.3%                (7,327)            $20.40
13    Van Nuys                                  23.4%               (38,627)            $17.16
14    Park City/Granada/Mission Hills           19.0%               (27,904)            $15.64
15    Valancia/Newhall                          23.1%               (17,409)            $17.04

- -----------------------------------------------------------------------------------------------
EAST VALLEY/TRI-CITIES                          14.1%               (75,610)            $21.61
- -----------------------------------------------------------------------------------------------
16    Burbank - Media Center                     1.6%                87,406             $28.43
17    Burbank - City Center                     14.2%               (26,003)            $18.83
18    Glendale                                  18.0%              (151,308)            $23.16
19    Pasadena                                  14.9%              (105,482)            $21.47
20    Pasadena East                             37.6%                (4,418)            $18.69
21    Studio City/Universal City                 7.4%                56,744             $25.20
22    Norht Hollywood                           14.5%                67,451             $19.08

- -----------------------------------------------------------------------------------------------
TOTAL                                           17.2%                196,129            $20.80
- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------


        MARKET SIZE COMPARISON CHART           AVAILABILITIES BAR GRAPH

              [CHART]                                [CHART]


            SUBMARKET WEIGHTED AVERAGE RENTAL RATE COMPARISON CHART

                                    [CHART]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

square foot per year (FSG), which was the second highest asking rental rate among the four office markets in the Los Angeles North area.

     The Tri-Cities and West Valley markets are distinguished by the relatively strong demand for space from high profile tenants in several industries. The East Valley market is characterized by the number of entertainment related companies with operations in this area, including such organizations as The Walt Disney Company/Disney Channel, MCA/Universal Studios, Warner Brothers, and NBC Television. The West Valley market, and specifically the Warner Center office market, is characterized by the number of finance and healthcare related companies with operations in this area, including such companies as Blue Cross, Health Net, Prudential Insurance, 20th Century Insurance, and City National Bank.

TRI-CITY OFFICE MARKET

     OVERVIEW

     The Tri-City, or Ventura Corridor office market, consists of the combined submarkets of Pasadena, Burbank/Universal City, and Glendale. Beginning the first quarter, 1995, Cushman & Wakefield's Market Research Services Group has also included the submarkets of Studio City and North Hollywood within this Tri-Cities market sector. According to Cushman & Wakefield's year-end 1995 study, this sector includes 17,805,145 square feet of rentable office space in approximately 173 buildings surveyed.

     The majority of the office supply in the Tri-Cities market is situated in buildings located within a few blocks of the Ventura Freeway. Burbank office development is concentrated in the area surrounding Olive Avenue, between Glenoaks and Hollywood Way, and includes the individual submarkets of Universal City, the Burbank Media District, and City Center (downtown). The Glendale office market is concentrated primarily along Brand Boulevard and Central Avenue, extending from Glenoaks Boulevard to Colorado Boulevard and Broadway. The Pasadena office market is located primarily south of the Foothill Freeway, between Lake Avenue and Pasadena Avenue.

     TENANT BASE

     Each of the three primary submarkets has historically appealed to a different tenant base, although there is some "overlap" in tenant demand. The Burbank market has attracted tenants from the entertainment industry, including Disney, Warner Brothers, and NBC, particularly within the Media District submarket. The Glendale market has captured financial, insurance, corporate, and real estate firms, as well as overflow entertainment tenants from the Burbank Media District and engineering firms from Pasadena. Major tenants in this market include Nestle, Allstate, Cigna, Turner, and Disney. The Pasadena tenant base is dominated by service firms from the legal and medical professions, as well as insurance, mortgage, and engineering firms. Major tenants include Countrywide Mortgage and Continental Title, and Parsons Engineering. The smaller submarkets of Universal/Studio City and to a lesser degree North Hollywood are oriented toward the entertainment industry.

- -------------------------------------------------------------------------------
                                      36

                                     [MAP]


LEGEND

1 Burbank
2 Glendale
3 Pasadena

                                   TRI-CITIES
                         MARKET & SUBMARKET STATISTICS
                         END OF THE 4TH QUARTER OF 1995

                                                                                                                  WTD.
                                         NUMBER                   DIRECT                   OVERALL         NET    AVG.
                                             OF         DIRECT   VACANCY         OVERALL   VACANCY  ABSORPTION  RENTAL
MARKET / SUBMARKET           INVENTORY    BLDGS AVAILABILITIES      RATE  AVAILABILITIES      RATE    YTD 1995    RATE
- ----------------------------------------------------------------------------------------------------------------------
TRI-CITIES                  17,805,145      173     2,239,026      12.6%     2,516,730      14.1%    (75,610)   $21.61
- -----------------------------------------------------------------------------------------------------------------------
Universal City/Studio City   1,736,500       15        79,999       4.5%       129,783       7.4%     56,744    $25.20
Burbank - Media District     2,043,350       15        31,937       1.6%        31,937       1.6%     87,406    $28.43
Burbank - City Center        1,710,879       23       242,563      14.2%       242,563      14.2%    (26,003)   $18.83
Glendale                     5,052,071       44       799,750      15.8%       907,627      18.0%   (151,308)   $23.16
Pasadena                     5,542,296       57       732,964      13.2%       826,271      14.9%   (105,482)   $21.47
Pasadena East                  574,421        6       206,210      35.9%       216,210      37.6%     (4,418)   $18.69
North Holywood               1,118,628       13       145,603      13.0%       162,339      14.5%     67,451    $19.08


     SUBMARKET COMPARISON CHART                  AVAILABILITIES BAR GRAPH

             [CHART]                                    [BAR GRAPH]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

     OCCUPANCY LEVELS

     The Tri-City office market has performed substantially better than most other Los Angeles County office markets during the first half of the current decade. The year-end 1995 direct and overall vacancy rates in the combined Tri-City market was 12.6 percent (direct) and 14.1 percent (including sublease space). As shown on the Market/Submarket Statistics exhibit the individual submarkets have experienced a wide range in vacancy rates, with the entertainment-driven Burbank Media District and Universal/Studio City submarkets experiencing direct vacancy rates of 1.6 percent and 4.5 percent, respectively, while the Pasadena East submarket had direct and overall vacancy rates of 35.9 percent and 37.6 percent, respectively. The Pasadena East submarket is the smallest component of the Tri-City market, with 574,421 square feet in six buildings, and this supply consists primarily of low-rise Class B office properties. Excluding this submarket the Tri-Cities contain 17,230,724 square feet of rentable office area, and have a combined direct vacancy rate
11.8 percent.

     ABSORPTION

     The chart on the accompanying page summarizes the annual net absorption figures for the primary components of the Tri-City markets during the past five years (1991 through 1995). The individual submarkets have experienced a significant range in absorption, with Pasadena experiencing three years of negative absorption (1992, 1994 and 1995), while Glendale has benefited from three years of strong absorption, particularly during 1994. The Media District and Universal City have had such low vacancy levels during the past five years due to strong entertainment industry demand that the absorption has been minimal because an insignificant amount of space has been available. The existing tenants in these submarkets have been unable to satisfy additional space demands.

     The negative absorption figure of 151,308 square feet for Glendale during 1995 is somewhat misleading, since it reflects changes due primarily to a single building. The Bank of America building, located at 601 North Brand Boulevard in Glendale, contains approximately 420,000 square feet and was fully occupied by the bank as of the beginning of 1995. The bank entered a joint venture partnership with a major developer and vacated approximately 200,000 square feet of space in the building. During the first quarter, 1996 the available space was leased to two major entertainment firms, Disney and Turner, but the temporary vacancy of roughly 200,000 feet was still in effect as of year-end 1995. The first quarter, 1996 date will reflect the substantial positive absorption attributable to the two major leases in this building.

     EXISTING OFFICE SUPPLY

     Office buildings located in the Pasadena market compete most directly for tenants with other buildings in Pasadena, but similar quality buildings in the Burbank and Glendale markets also provide some direct competition. Pasadena is the largest of the Tri-City submarkets, and is distinguished by the number of major corporate headquarters located within the area.

- -------------------------------------------------------------------------------
                                      37

                                NET ABSORPTION
                                 TRI-CITY AREA
               MARKET AND SUBMARKET (EXCLUDING SUBLEASE ACTIVITY)

- ----------------------------------------------------------------------------------------------------
MARKET                         1991        1992          1993         1994         1995     AVERAGE
- ------                         ----        ----          ----         ----         ----     -------
Universal Studio City         2,889     (55,562)       37,930       22,204       56,744      12,841
Burbank Media Dist.         163,283     (49,275)     (143,557)     255,718       87,406      82,715
Burbank City Center          82,594     (38,229)      (15,455)       N/A*       (26,003)        727
Glendale                    101,144      (9,880)      117,186      226,005     (151,308)     56,673
Pasadena                    131,427    (111,341)      140,433     (240,022)    (105,482)    (36,997)
Pasadena East              (191,700)     (1,044)      (15,003)     102,503       (4,418)    (21,932)
Total (SF)                  289,637    (265,111)      121,534      366,408     (143,061)     74,027
- ----------------------------------------------------------------------------------------------------


                             NET ABSORPTION TREND

                                    [CHART]





           1994 YEAR END FIGURES CONSOLIDATED THE BURBANK MEDIA DISTRICT
                            AND CITY CENTER SUBMARKETS

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

    Pasadena developed as an office market with the construction of seven major office buildings with a combined area of about 630,000 square feet from 1966 through 1972. The majority of the new office projects during the period 1972 to 1982 consisted of owner-user developments, including the 300,000 square-foot Pacific Telephone regional headquarters, the Ralph M. Parsons world headquarters (900,000 square feet in three phases from 1975 to 1982). Avery International's 85,000 square-foot office building completed in 1982, and the 140,000 square-foot First Interstate Mortgage Building. Other prominent companies with headquarter facilities in Pasadena include Bank America Center, Burroughs, Digitran, Avon, Jacobs Engineering, Stuart Pharmaceutical, and Kaiser Permanente.

    Office development in Pasadena is concentrated primarily south of the Foothill Freeway, between Lake and Pasadena Avenues. The most concentrated markets of development have been along Lake and Los Robles Avenues, and Carson and Chestnut Streets, which parallel the Foothill Freeway.

    Pasadena (excluding the Pasadena East submarket) had a year-end 1995 total of 5,542,296 square feet of office space in 57 building surveyed, of which about
1.4 million square feet was completed since 1988. The Pasadena office market had a direct vacancy level of 13.2 percent as of the end of 1995. Including sublease availabilities, the overall vacancy rate was 14.9 percent. These figures represent an increase from year end 1993 direct and overall vacancy rates of 8.6 percent and 12.0 percent, respectively.

    The Glendale market, which is closest to the Media District and has excellent quality Class A office space, has benefited from the inability of Burbank Media District and Universal City landlords to accommodate tenant's expansion requirements. The Glendale market has also tightened during 1994 however, and significant contiguous blocks of quality office space have become quite limited in this market as well. The current direct and overall vacancy rates for the Glendale office market are 15.8 percent and 18.0 percent, respectively. A proposed 500,000 square-foot development in Glendale is expected to be the first new speculative office development in Los Angeles County in several years. Several tenants with substantial space requirements have relocated to other Los Angeles area office market due to the lack of quality office space in the Media District or in the Glendale office buildings. Although the 400,000 square-foot Studio Plaza building in the Media District was essentially vacated during 1994 by the master tenant Columbia Pictures (in order to relocate to the Sony headquarters in Culver City), the tenant successfully subleased nearly the entire building in less than one year to new tenants, including major tenants Unihealth and Alliance Insurance. A major tenant in another Media District building, 4000 Alameda (Saban Entertainment), which contains about 110,000 square feet, vacated the building and relocate to 100,000 square feet of space in a Westwood building because there is no suitable space remaining in the prime Media District submarket. The overflow from the entertainment industry may benefit the Pasadena market indirectly, as constraints in Glendale and Burbank availabilities will limit alternative for Pasadena tenants.

- -------------------------------------------------------------------------------
                                          38


                                                         CENTRAL VALLEY
                                                 MARKET & SUBMARKET STATISTICS
                                                 END OF THE 4TH QUARTER OF 1995

                                                             DIRECT                   OVERALL
                                    NUMBER          DIRECT  VACANCY          OVERALL  VACANCY   NET  ABSORPTION        WTD. AVG.
MARKET / SUBMARKET   INVENTORY    OF BLDGS  AVAILABILITIES     RATE   AVAILABILITIES     RATE          YTD 1995       RENTAL RATE
- ---------------------------------------------------------------------------------------------------------------------------------
CENTRAL VALLEY       8,525,170         111       1,528,178   17.9%        1,729,033    20.3%           (181,315)         $19.68
- ---------------------------------------------------------------------------------------------------------------------------------
Encino               3,910,209          39         627,549   16.0%          716,474    18.3%            (90,048)         $21.36
Sherman Oaks         2,264,136          27         429,972   19.0%          481,647    21.3%             (7,327)         $20.40
Van Nuys             1,442,363          27         293,101   20.3%          336,792    23.4%            (38,627)         $17.16
Park City / Granada /
Mission Hills          386,090           7          64,839   16.8%           73,488    19.0%            (27,904)         $15.84
Valencia / Newhall     522,372          11         112,717   21.6%          120,632    23.1%            (17,409)         $17.04





                  [GRAPH]                                      [GRAPH]

SUBMARKET COMPARISON CHART                        AVAILABILITIES BAR GRAPH

    Encino              45%
    Sherman Oaks        27%
    Van Nuys            17%
    Park City / Granada /
      Mission Hills      5%
    Valencia / Newhall   6%

                                     [MAP]




LEGEND

1 Warner Center
2 Woodland Hills

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

    RECENT INVESTMENT ACTIVITY - TRI-CITIES MARKETS

    Five Class A buildings were purchased during the past year in the Tri City office markets. The sales involved buildings ranging in size from about 100,000 to 430,000 square feet, and per-square-foot prices ranged from $60 to $230, with four of the five prices from about $105 to $230 per-square-foot. The buildings ranged in occupancy levels from 60 percent to 95 percent at the time of sale, and overall capitalization rates, based on income in place at the time of sale, ranged from about 8.2 percent to 12 percent.

CENTRAL VALLEY MARKET

    The Central Valley office market contains a total of 8,525,170 square feet of office space or 25.6 percent of the office product in the Los Angeles North market. The Central Valley submarket is one of the varied office markets in the Los Angeles North area as it contains the extensively developed areas of Van Nuys, Sherman Oaks, and Encino, and extends further north to the less intensively developed areas of Valencia and Newhall. As indicated on a preceding chart, Encino is the major office sector in this area as it accounts for approximately 45.9 percent of the office space in the Central Valley.

    As of the fourth quarter 1995, direct and sublease availabilities in the Central Valley submarket totalled 1,729,033 square feet for an overall vacancy rate of 20.3 percent. The overall vacancy rate for the Central Valley was notably higher than the overall vacancy rate for the Los Angeles North market (17.2 percent). Within the Los Angeles North market, overall vacancy levels ranged from a low of 14.1 percent in the East Valley market to a high of 20.3 percent in the Central Valley market. The recent vacancy rate for the Central Valley market is significantly influenced by the supply of space which is available on a direct or sublease basis in the Van Nuys submarket. Van Nuys has an overall vacancy rate of 23.4 percent and the total space available within this submarket accounts for 19.5 percent of the total direct and sublease availabilities in the Central Valley market and 5.0 percent of the available space in the Los Angeles North office market.

    Within the Central Valley market, weighted average asking rental rates range from a low of $15.84 per square foot per year (FSG) in Panorama City/Granada/Mission Hills to a high of $20.40 per square foot per year (FSG) in Sherman Oaks. The overall weighted average rental rate for the Central Valley is $19.68 per square foot per year (FSG), which is in the middle of the range of weighted average asking rental rates exhibited by the four markets within the Los Angeles North sector. Since mid 1993, the weighted average asking rent in the Central Valley market has declined by approximately 2.4 percent, which is generally consistent with the decline in the weighted average rental rate for the larger Los Angeles North market.

    Within the Central Valley market, the decline in the weighted average asking rental rate for individual submarkets ranged from a modest decrease from 1994 to 1995 of 1.1 percent in Encino to a more notable decline of 8.4 percent in the northern submarket of Valencia/Newhall. The Encino area had a fourth quarter 1995 weighted average asking rental rate of $21.36 per square foot per year (FSG) which is significantly higher than the comparable rental rates for most of the other submarkets within the Central Valley area.


- -------------------------------------------------------------------------------
                                          39

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

The relatively high rental rate in the Encino submarket reflects the significant concentration of office, retail, restaurant, and entertainment oriented development along Ventura Boulevard, one of the premier commercial and traffic corridors in the greater Los Angeles area. The primary users in the Encino market include financial institutions, professional specialty firms such as accounting and legal services, and investment/brokerage firms, which generally prefer to be located in high quality buildings with adjacent amenities, including retail, dining, and hotel facilities.

    The Encino submarket has a weighted average asking rental rate of $21.36 per square foot per year (FSG) which is significantly higher than the comparable rental rates for most of the other submarkets within the Central Valley area. The relatively high rental rate in the Encino submarket reflects the significant concentration of office, retail, restaurant, and entertainment oriented development along Ventura Boulevard, one of the premier commercial and traffic corridors in the greater Los Angeles area. The primary tenants in the Encino market include financial institutions, professional specialty firms such as accounting and legal services, and investment/brokerage firms, which generally prefer to be located in high quality buildings with adjacent amenities, including retail, dining, and hotel facilities.

COMPETITIVE OFFICE SUPPLY AND VACANCY - ENCINO SHERMAN OAKS

    Encino is located within the Central Valley office market, which is composed of the combined submarkets of Encino, Sherman Oaks, Van Nuys, Panorama City, Granada Hills, Valencia, and Newhall. This Central Valley market contains 8,525,170 square feet of office space, excluding owner-user buildings. Of this total space, approximately 60 percent is considered class "A" space, and the majority of this Class A supply is concentrated in the Encino/Sherman Oaks submarket. At the end of the 1995, 1,528,178 square feet was available for lease in the Central Valley, indicating a vacancy rate of 17.9 percent. The trend in (office) vacancy levels in the Central Valley, Encino, and Sherman Oaks markets since 1992 is summarized on an accompanying page.

    Each submarket has historically appealed to a different tenant base. Sherman Oaks and Encino have attracted many of the Valley's financial, real estate, accounting, attorneys, insurance and business service firms. These companies are attracted to the Ventura Boulevard office corridor, concentrated primarily between Van Nuys Boulevard in Sherman Oaks to Balboa Boulevard in Encino. Sherman Oaks and Encino are typically considered as one larger submarket due to their similar tenant base and quality of office supply. The trend in recent years indicates the Encino/Sherman Oaks market is becoming increasingly dominated by smaller tenants with some exceptions. Larger leases to the Motion Picture Association of America for approximately 70,000 square feet has retained a tenant already located in the Sherman Oaks market and a government tenant (L.A. County Internal Services) also signed a new lease for about 44,000 square feet in an Encino building. Additional major office leases in this market include Mann Theatres (25,000 square feet), Pinkerton Security (56,000 square feet), and a recent (1996) lease to Dreamworks.


- -------------------------------------------------------------------------------
                                          40

                         OVERALL OFFICE SPACE VACANCY TREND *
                      First quarter 1992 to fourth quarter 1995

                                       LOCATION
      Period           Encino         Sherman Oaks      Central Valley**

      1992
     1st Qtr            20.6%             17.6%              21.0%
     2nd Qtr            19.7%             17.5%              20.4%
     3rd Qtr            18.6%             18.4%              20.5%
     4th Qtr            17.8%             18.4%              20.2%

      1993
     1st Qtr            16.9%             18.4%              19.0%
     2nd Qtr            16.8%             17.9%              18.9%
     3rd Qtr            15.0%             21.0%              19.3%
     4th Qtr            15.2%             18.4%              18.0%

      1994
     1st Qtr            13.0%             14.8%              15.7%
     2nd Qtr            13.7%             15.5%              16.7%
     3rd Qtr            16.7%             15.8%              19.2%
     4th Qtr            16.9%             16.4%              20.5%

      1995
     1st Qtr            14.7%             20.5%              18.7%
     2nd Qtr            16.7%             20.2%              19.8%
     3rd Qtr            17.3%             21.8%              20.4%
     4th Qtr            18.3%             21.3%              20.3%

     Average            16.7%             18.4%              19.3%

* - "Overall Vacancy Rate" is defined as space, available both directly and through sublease, divided by the inventory. Space in buildings under construction is not included.

** - Central Valley includes Encino, Sherman Oaks, Van Nuys, Panorama City /
     Granada Hills /Mission Hills and Valencia / Newhall.



                                    VACANCY TRENDS
                                       [GRAPH]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

    The majority of office buildings within the Sherman Oaks and Encino submarkets are located along the Ventura Boulevard corridor, with secondary office development located along Van Nuys, Sepulveda, and Balboa Boulevards. At the end of 1995, Sherman Oaks had an inventory of 2,264,136 square feet of office space, of which 429,972 square feet were available, equating to a 19.0 percent overall vacancy rate. Encino had a total inventory of 3,910,209 square feet. There were 627,549 square feet available for lease at the end of 1995, which equalled a 16.0 percent overall vacancy rate. The combined inventory of these markets is 6,174,345 square feet, or 72 percent of the total Central Valley supply. The direct vacancy rate for Sherman Oaks/Encino was 17.1 percent.

    DEMAND/ABSORPTION - ENCINO/SHERMAN OAKS

    The chart on the accompanying page summarizes the net absorption levels for the Encino and Sherman Oaks submarkets during the period 1989 through 1995. The net absorption levels for the combined submarkets have declined considerably since 1989, and have resulted in negative net absorption for the past three years. The Sherman Oaks submarket in particular has experienced a significant negative net absorption level during the three years. As shown in a previous exhibit, the 1995 absorption for these two submarkets has totalled (97,375) square feet.

    The Encino submarket absorption figure for 1995 reflects in part the relocation of US Sales (about 60,000 square feet) to a building in another North Los Angeles submarket. The previous US Sales premises was re-leased during the first quarter, 1996 to the entertainment firm Dreamworks for a five-year lease. This activity will be reflected in the first quarter, 1996 absorption data for Encino.

    A portion of the recent (1994) adjustments to vacancy and supply, as well as absorption in the San Fernando Valley markets are attributable to the inventory changes caused by damaged buildings in the January, 1994 earthquake. Buildings have been temporarily or permanently closed, and tenants in some cases have vacated the buildings and relocated elsewhere. Due to the uncertainty of the supply figures the quantified absorption levels, particularly when compared on a "same building" basis with prior year numbers, may not accurately reflect the demand trends in this market.

    FUTURE SUPPLY - ENCINO/SHERMAN OAKS

    The most directly competitive office markets are impacted by the Ventura/Cahuenga Boulevard Specific Plan (Ordinances 166229, 166560, and 166837), which was adopted by the City Council on January 14, 1991 and became effective on February 16, 1991. The plan significantly limits development along the Ventura Boulevard corridor from Leonara Drive to Woodrow Wilson Drive which involves the five communities of Woodland Hills, Tarzana, Encino, Sherman Oaks and Studio City. The five communities are divided into three categories designated by the plan as Regional Commercial, Community Commercial and Neighborhood/Office Commercial.

- -------------------------------------------------------------------------------
                                          41

                                    NET ABSORPTION
                               ENCINO and SHERMAN OAKS


MARKET            1989      1990      1991      1992        1993        1994      1995     AVERAGE
              -------------------------------------------------------------------------
ENCINO          172,995   (16,909)  (74,119)  (30,300)    128,700     (18,990)  (90,048)    10,190
SHERMAN OAKS    (36,523)   99,037    13,501   (33,992)   (118,491)   (174,177)   (7,327)   (36,853)
TOTAL (SF)      136,472    82,128   (60,618)  (64,292)     10,209    (193,167)  (97,375)   (26,663)




                                 NET ABSORPTION TREND


                                       [GRAPH]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

    In addition to setting guidelines for building and site designs, Allowable Floor Area Ratios are set by designated category and Net New Trips generated by a proposed project. Each lot along the corridor has basic development rights of 0.35:1 Floor Area Ratio (FAR) in the Neighborhood/Office category, and a 0.5:1 FAR in the Regional Commercial and Community Commercial categories, provided that the project does not generate more than 1.25 Net New Trips per 1,000 square feet of lot area. The number of trips generated by a project are calculated using trip generation schedules and each community has been set a ceiling for total number of net new trips according to the following:


Studio City                        5,196 net new trips
Sherman Oaks                       2,844 net new trips
Encino                             4,383 net new trips
Tarzana                            4,747 net new trips
Woodland Hills                    12,149 net new trips
                                  --------------------
Corridor Total                    29,310 net new trips

     Maximum FAR is set by the following schedule despite possibly higher allowances set by the trip schedule.

Neighborhood/Office Commercial:    1.00:1
Community Commercial:
     Mixed Use Projects            1.25:1 + .25 bonus for mixed
Regional Commercial
     East of I-405 Frwy:           1.50:1 with no FAR bonus
     West of I-405 Frwy
       (subject location)          1.25:1 + .25 bonus for mixed use projects

     All future development along the corridor will be subject to the specific plan provisions. The maximum allowable FAR's ranging from 1.00:1 to 1.50:1 prohibit any likely scenarios resulting in the future development of mid-rise to high-rise projects.

     The Ventura Boulevard Specific Plan includes "trip fees", which are to be paid by developers of new projects based on the projected impact of new traffic generated by a proposed development. The plan and the corresponding fees were originally structured during more favorable economic times in this area, however (the latter portion of the 1980's and the first year of the current decade). Interviews with city planners and business press articles suggest that the current fees may be reduced in the foreseeable future, and the current development limitations may also be reviewed in the future.

WEST VALLEY MARKET

     The West Valley office submarket contains a total of 8,487,933 square feet of office space or 21.6 percent of the office product in the Los Angeles North market. The West Valley submarket is one of the more prestigious office markets in the Los Angeles North area due in large part to the high quality space and work environment available at Warner Center. As indicated on a preceding chart, Warner Center is the dominant office sector in


- -------------------------------------------------------------------------------
                                          42

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

this area as it accounts for approximately 62.7 percent of the office space in the West Valley.

     As of the fourth quarter 1995, direct and sublease availabilities in the West Valley submarket totalled 1,697,185 square feet for an overall vacancy rate of 20.0 percent. The overall vacancy rate for the West Valley was notably higher than the overall vacancy rate for the Los Angeles North market (17.2 percent). Within the Los Angeles North market, overall vacancy levels ranged from a low of 14.1 percent in the East Valley market to a high of 20.3 percent in the Central Valley market. The recent vacancy rate for the West Valley market is significantly influenced by the supply of space which is available on a direct or sublease basis in the Warner Center submarket. Warner Center has an overall vacancy rate of 20.6 percent and the total space available within this submarket accounts for 64.6 percent of the total direct and sublease availabilities in the West Valley market and 16 percent of the available space in the Los Angeles North office market. The recent overall vacancy rate for the West Valley market is relatively unchanged from the 20.5 percent overall vacancy rate as of year-end 1992.

     Within the West Valley market, weighted average asking rental rates range from a low of $16.32 per square foot per year (FSG) in Canoga Park/Chatsworth to a high of $23.88 per square foot per year (FSG) in Warner Center. The overall weighted average rental rate for the West Valley is $21.60 per square foot per year (FSG), which is the second highest weighted average asking rental rate of the four markets within the Los Angeles North sector behind the East Valley market at $21.61 per square foot per (FSG). Since year-end 1993, the weighted average asking rent in the West Valley market has declined by approximately 9.1 percent.

     Each of the five submarkets within the West Valley office market experienced declines in the weighted average asking rental rate from fourth quarter 1993 to fourth quarter 1995. However, the downturn in asking rental rates varied significantly by submarket. The Warner Center submarket, which comprises approximately 65 percent of the total available space (direct and sublease) in the West Valley, endured a 12.7 percent decrease in the asking rental rate from 1993 to year-end 1995. The Tarzana submarket experienced a relatively modest decrease of 1.2 percent in the asking rental rate over this period. The Woodland Hills submarket experienced a 2.5 percent decline in the weighted average asking rental rate from 1993 to year-end 1995, and the average asking rental rate in this submarket was notably more stable than the larger West Valley market as a whole and the neighboring submarket of Warner Center.

     The Warner Center area has a weighted average asking rental rate of $23.88 per square foot per year (FSG) which is significantly higher than the comparable rental rates for the other submarkets within the West Valley area. The relatively high rental rate in the Warner Center market reflects the fact that this submarket has the most significant concentration of Class A office product in the West Valley area. The primary users in the subject market include financial institutions, insurance companies, and brokerage firms,

- -------------------------------------------------------------------------------
                                          43

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

which generally prefer to be located in high quality buildings with adjacent amenities, including retail, dining, and hotel facilities.

WOODLAND HILLS MARKET

     The Woodland Hills submarket is situated directly south of the larger Warner Center submarket in the southwestern portion of the West Valley area. The charts on the accompanying pages provide a breakdown of the existing inventory, direct and overall vacancy rates, and recent leasing activity within the Warner Center and Woodland Hills submarkets, and the combined area incorporating both of these submarkets which we have labeled as the "Greater Warner Center" area.

     The Greater Warner Center area contains 6,396,671 square feet of office product, with a fourth quarter 1995 direct vacancy rate of 15.9 percent and an overall vacancy rate of 19.2 percent. The Woodland Hills submarket comprises an average sized office market within the West Valley area, with an existing inventory of slightly over one million square feet and an average building size of approximately 60,000 square feet. The Woodland Hills submarket had a fourth quarter 1995 direct vacancy rate of 11.9 percent and an overall vacancy rate of
12.5 percent, both of which compared favorably to the corresponding figures for the Greater Warner Center area and the West Valley market. The direct vacancy rate for the Woodland Hills submarket has declined significantly over the past several years, from 26.1 percent at year-end 1990 to 11.9 percent at year-end 1995.

     Approximately 83 percent of the office space in the Greater Warner Center area is concentrated in Warner Center, which is the primary commercial influence in the western San Fernando Valley. This 1,100-acre master planned community was developed as part of the 1960's "centers" concept in urban planning, which differs significantly from the "corridors" concept typified by Ventura or Wilshire Boulevard. Warner Center is designated as the primary Urban Center for the west San Fernando Valley, and the specific plan for the area was originally adopted in 1971. The Los Angeles City Council approved in June 1993 the long-awaited specific plan to guide development and traffic improvements for Warner Center. The boundaries for this plan include Topanga Canyon Boulevard to the west, the Ventura Freeway to the south, De Soto Avenue to the east, and Vanowen Street to the north.

     The primary goals of the Warner Center specific plan are as follows: 1) To coordinate future land use and development in Warner Center with public transit and transportation systems; 2) To mitigate transportation impacts of future development: and 3) To establish a hierarchy of land use intensity to minimize adverse impact upon adjacent residential neighborhoods. The Warner Center specific plan will permit 35.7 million square feet of development in the 1,100-acre center. However, the infrastructure costs associated with the plan would add substantially to the cost of development in the form of higher fees. Significant issues delineated in the plan include reduced FAR, transit and housing linkage fees, trip fees, and mixed-use development requirements. The effect of the plan on new

- -------------------------------------------------------------------------------
                                          44

                                     [MAP]



LEGEND

1 Warner Center
1 Woodland Hills

                                GREATER WARNER CENTER
                            MARKET & SUBMARKET STATISTICS
                            END OF THE 4TH QUARTER OF 1995


                                                                DIRECT                    OVERALL
                                     NUMBER           DIRECT   VACANCY          OVERALL   VACANCY   NET  ABSORPTION       WTD. AVG.
MARKET  /  SUBMARKET    INVENTORY  OF BLDGS   AVAILABILITIES      RATE   AVAILABILITIES      RATE   4TH QTR   YTD 1995  RENTAL RATE
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
GREATER WARNER CENTER   6,396,671        57        1,014,740     15.9%        1,229,035     19.2%   172,688   196,618      $23.25
- -----------------------------------------------------------------------------------------------------------------------------------
WARNER CENTER           5,325,021        39          887,559     16.7%        1,095,539     20.6%   168,903   164,899      $23.88
WOODLAND HILLS          1,071,650        18          127,181     11.9%          133,496     12.5%     3,785    31,719      $18.84


         SUBMARKET COMPARISON CHART              AVAILABILITIES BAR GRAPH

              [GRAPH]                                 [GRAPH]

                                GREATER WARNER CENTER
                                    VACANCY RATES
                                     ANNUAL TREND


DIRECT VACANCY RATES
- ------------------------------------------------------------------------------------------
GREATER WARNER CENTER    1990      1991      1992      1993      1994      1995   AVERAGE
- ------------------------------------------------------------------------------------------
WARNER CENTER           22.6%     23.8%     20.2%     17.6%     17.8%     16.7%     19.8%
WOODLAND HILLS          26.1%     21.3%     20.9%     17.2%     16.4%     11.9%     19.0%



                                 DIRECT VACANCY RATES
                                      LINE CHART

                                       [GRAPH]

                                GREATER WARNER CENTER
                                    VACANCY RATES
                                     ANNUAL TREND


OVERALL VACANCY RATES
- ------------------------------------------------------------------------------------------
GREATER WARNER CENTER    1990      1991      1992      1993      1994      1995   AVERAGE
- ------------------------------------------------------------------------------------------
WARNER CENTER           24.4%     24.7%     21.9%     19.6%     22.7%     20.6%     22.3%
WOODLAND HILLS          27.7%     21.6%     21.6%     17.8%     17.1%     12.5%     19.7%




                                OVERALL VACANCY RATES
                                      LINE CHART

                                       [GRAPH]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

development will be to delay new projects until market conditions improve sufficiently to create a "spike" in rental rates sufficient to justify the additional new cost.

     The emergence of the office market in Warner Center is due primarily to the development during the past decade of several major Class A office developments that have attracted a number of major institutional tenants to the marketplace. These developments include the multi-phased Warner Center Plaza development by the Voit Companies (now controlled by Copley), the two-phased Trillium development, and Warner Corporate Center. These three developments contain a combined rentable office area of just over 2.6 million square feet, or nearly 40 percent of the total office supply in the combined Woodland Hills/Warner Center market.

     LEASING ACTIVITY/ABSORPTION/TENANT DEMAND - WOODLAND HILLS

     The charts on the accompanying pages summarize the recent trends in leasing activity and net absorption for the Woodland Hills and Warner Center office submarkets. From 1991 to 1995, the Greater Warner Center area achieved average annual leasing activity of 789,321 square feet. The Warner Center submarket accounted for 74.0 percent of the annual average leasing activity during this period. However, the leasing activity in each submarket has been generated in large part by significant tenant relocations from other office buildings within these submarkets, rather than new tenants moving into the Greater Warner Center area from outlying areas. For example, during 1994 both Warner Center and Woodland Hills experienced negative net absorption due in part to tenant relocations to outlying areas resulting from the January 1994 Northridge earthquake. However, in 1995 both of these submarkets achieved positive net absorption, with the Warner Center net absorption of approximately 165,000 square feet accounting for nearly 55 percent of the total net absorption for the Los Angeles North office market.

     The tenant base in the Woodland Hills and Warner Center submarkets consists of a mix of financial services, business services, health care, and high-technology related companies. Major employers and users of office space in the Greater Warner Center area include Blue Cross of California, Prudential Insurance, Health Net, 20th Century Insurance, Weyerhauser Mortgage, Zenith Insurance, Data Products, City National Bank, Ernst & Young, and Aetna Life and Casualty. Blue Cross of California occupies the eight-story office building located at 21555 Oxnard Street in the Warner Center area and employs approximately 3,800 persons at this facility. Prudential Insurance employs approximately 1,500 persons at a low-rise campus development with approximately 400,000 square feet of space, which is situated at the northeast corner of Canoga Avenue and Burbank Boulevard in the Warner Center area.

     20th Century Insurance presently employs approximately 950 persons in three adjacent mid-rise and high-rise office buildings on Owensmouth Avenue in the Warner Center area. In early 1993, the company had announced plans to relocate to the proposed/planned Warner Ridge development, a multi-building project to be located adjacent to the northeast corner of DeSoto Avenue and Canoga Avenue in Woodland Hills.

- -------------------------------------------------------------------------------
                                         45

                                GREATER WARNER CENTER
                                 NET ABSORPTION (SF)
                                     ANNUAL TREND

- --------------------------------------------------------------------------------
GREATER WARNER CENTER        1994           1995           AVERAGE
- --------------------------------------------------------------------------------
Warner Center             (98,786)        164,899            33,057
Woodland Hills             (6,951)         31,719            12,384
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
SUBMARKET TOTALS          (105,737)       196,618            45,441
- --------------------------------------------------------------------------------

                                NET OFFICE ABSORPTION

                                      BAR CHART

                                     [BAR CHART]

                                GREATER WARNER CENTER
                             GROSS LEASING ACTIVITY (SF)
                                     ANNUAL TREND

- --------------------------------------------------------------------------------
GREATER WARNER CENTER   1991      1992      1993      1994      1995   AVERAGE
- --------------------------------------------------------------------------------
Warner Center        583,705   583,954   648,713   378,150   727,523   584,409
Woodland Hills       231,364   129,367   236,303   229,046   198,481   204,912
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
SUBMARKET TOTALS     815,069   713,321   885,016   607,196   926,004   789,321
- --------------------------------------------------------------------------------


                                GROSS LEASING ACTIVITY

                                      LINE CHART

                                     [LINE CHART]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

However, the developer was unable to arrange financing for the development and 20th Century insurance subsequently withdrew its commitment to the project in late 1993.

     More recently, several new tenants have relocated to the Warner Center and/or Woodland Hills areas. In the fourth quarter of 1995 the General Services Administration, an agency of the United States government, moved into 60,000 square feet at Warner Corporate Park. Other companies or organizations which have moved into the local area during the past year include La Verne University (32,187 square feet at Warner Center Business Park), Kaufman & Broad Home Corporation (23,529 square feet at Warner Center Plaza III), Swett & Crawford insurance brokerage (12,500 square feet at Warner Center Plaza III), Amgen Inc. (2,790 square feet at Warner Center Plaza VI), and Digital Equipment (2,126 square feet at Warner Center Business Park).

     FUTURE SUPPLY - WOODLAND HILLS

     The delivery of new office space to the West Valley market is expected to be very limited over the next few years due to the significant amounts of existing space currently available in most submarkets and the specific plans impacting these markets.

     Warner Center and the Ventura Boulevard corridor of Woodland Hills are each subject to restrictive specific plans which include substantial fees for new development. Although there are several potential sites for future competitive office development, substantial increases in rental rates would be required in order to economically justify new construction.

     CONCLUSION - WOODLAND HILLS OFFICE MARKET

     The West Valley market is one of the more diverse markets in the Los Angeles North area. The West Valley offers prospective tenants the prestigious and higher cost office space in Warner Center and Woodland Hills, while also meeting lower cost space requirements of office users in the Canoga Park/Chatsworth area. The Northridge/Reseda and Canoga Park/Chatsworth areas provide cost competitive space in the form of low rise, Class B buildings, while the Warner Center and Woodland Hills submarkets compete most directly for tenants seeking higher quality, Class A office product.

     The Greater Warner Center area, which includes Warner Center and Woodland Hills, is an important office submarket within the larger West Valley area.
This combined submarket accounts for 75 percent of the office product in the West Valley, and has rent levels which are at or near the upper end of the range exhibited by the various submarkets within the West Valley area. Over the past several years, the Woodland Hills submarket has achieved very steady improvement in the overall vacancy rate, which has declined from 27.7 percent at year-end 1990 to 12.5 percent at year-end 1995. The larger and adjacent Warner Center submarket has also posted a notable decline in the overall vacancy rate, which has declined from a recent peak of 24.7 percent at year-end 1991 to 20.6 percent at year-end 1995. The Woodland Hills and Warner Center submarkets have proven to be a favored location for insurance companies, financial institutions, and health

- -------------------------------------------------------------------------------
                                          46

                                     [MAP]



LEGEND

1 Simi Valley
2 Thousand Oaks/Newbury Park
3 Westlake Village
4 Agoura Hills
5 Calabasas

                                    CONEJO VALLEY
                            MARKET & SUBMARKET STATISTICS
                            END OF THE 4TH QUARTER OF 1995


                                                                  DIRECT                  OVERALL
                                         NUMBER          DIRECT  VACANCY         OVERALL  VACANCY    NET ABSORPTION     WTD. AVG.
MARKET / SUBMARKET          INVENTORY  OF BLDGS  AVAILABILITIES     RATE  AVAILABILITIES     RATE   4TH QTR  YTD 1995  RENTAL RATE
- ----------------------------------------------------------------------------------------------------------------------------------
CONEJO VALLEY               4,341,236      81         481,931     11.1%      804,208       18.5%    158,064  211,585      $18.57
- ----------------------------------------------------------------------------------------------------------------------------------
Thousand Oaks/Newbury Park    701,607      14         239,761     34.2%      239,761       34.2%      8,595     (597)     $19.80
Westlake Village            1,735,399      32         149,247      8.6%      322,190       18.6%    138,133  176,534      $17.16
Agoura Hills                  497,672      10          40,588      8.2%       53,365       10.7%     (4,110)  (7,747)     $15.48
Calabasas                   1,406,558      25          52,335      3.7%      188,892       13.4%     15,446   43,395      $19.32
- ----------------------------------------------------------------------------------------------------------------------------------



         SUBMARKET COMPARISON CHART         AVAILABILITIES BAR GRAPH

              [GRAPH]                            [GRAPH]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

care companies, due to the high quality of the office product and the surrounding amenities.

CONEJO VALLEY SUBMARKET

     The Conejo Valley office submarket contains a total of 4,341,236 square feet of office space or 11.0 percent of the office product in the Los Angeles North market. The Conejo Valley submarket is a second tier office market within the larger Los Angeles North area due in large part to the lesser concentration of Class A product as compared to such markets as Warner Center/Woodland Hills, Burbank, Glendale, and Studio City. As indicated on a preceding chart, Westlake Village and Calabasas comprise the most significant office markets in the Conejo Valley area with a combined inventory of 3,141,957 square feet or 72.4 percent of the office space in the Conejo Valley.

     As of the fourth quarter 1995, direct and sublease availabilities in the Conejo Valley submarket totalled 804,208 square feet for an overall vacancy rate of 18.5 percent. The overall vacancy rate for the Conejo Valley was slightly higher than the overall vacancy rate for the Los Angeles North market (17.2 percent). The recent vacancy rate for the Conejo Valley market is significantly influenced by the supply of space which is available on a direct or sublease basis in the Thousand Oaks/Newbury Park submarket. The Thousand Oaks/Newbury Park submarket has an overall vacancy rate of 34.2 percent and the total space available within this submarket accounts for 29.8 percent of the total direct and sublease availabilities in the Conejo Valley market and 3.5 percent of the available space in the Los Angeles North office market. The recent overall vacancy rate for the Conejo Valley market is notably decreased from the 22.6 percent overall vacancy rate as of year-end 1992.

     Within the Conejo Valley market, weighted average asking rental rates range from a low of $15.48 per square foot per year (FSG) in Agoura Hills to a high of $19.80 per square foot per year (FSG) in Thousand Oaks/Newbury Park. The overall weighted average rental rate for the Conejo Valley is $18.57 per square foot per year (FSG), which is the towards the low end of the weighted average asking rental rate of the markets within the Los Angeles North sector. Since second quarter 1993, the weighted average asking rent in the Conejo Valley market has increased by approximately 11.3 percent, which compared favorably to the decline in the weighted average rental rate for the West Valley and Central Valley markets and the relatively modest increase in the East Valley over this period. The table below summarizes the trend in weighted average asking rental rates on a per square foot basis for both Class A and B office space within the Conejo Valley sector.

- -------------------------------------------------------------------------------

                                    CONEJO VALLEY
                                    VACANCY RATES
                                     ANNUAL TREND

DIRECT VACANCY RATES
- --------------------------------------------------------------------------------
CONEJO VALLEY                 1990   1991   1992   1993   1994   1995   AVERAGE
- --------------------------------------------------------------------------------
Thousand Oaks/Newbury Park   20.9%  23.0%  20.0%  21.6%  28.5%  34.2%     24.7%
Westlake Village             26.3%  29.3%  23.9%  18.3%  14.4%   8.6%     20.1%
Agoura Hills                 21.6%  20.3%  19.7%  18.5%  10.2%   8.2%     16.4%
Calabasas                    21.0%  18.2%  15.9%  13.5%   8.7%   3.7%     13.5%


                                 DIRECT VACANCY RATES

                                     LINE CHART

                                       [CHART]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------


                               CONEJO VALLEY SUBMARKET
                            WEIGHTED AVERAGE RENTAL RATES
                                      ANNUAL PSF


                          1993*     1995*   % Change
                          -----     -----   --------

  Conejo Submarket        $16.68    $18.57     +11.3%
  ----------------        ------    ------     -----
    -  Thousand Oaks/
       Newbury Park       $15.52    $19.80     +27.6%
    -  Westlake Village   $16.80    $17.16      +2.1%
    -  Agoura Hills       $15.30    $15.48      +1.2%
    -  Calabasas          $17.64    $19.32      +9.5%

    *  Data is as of the second quarter 1993 and the fourth quarter 1995.

     The chart above illustrates the significant increase in asking rental rates in the Conejo Valley submarket over the course of the past ten quarters. Each of the submarkets within the Conejo Valley office market experienced increases in the weighted average asking rental rate from second quarter 1993 to fourth quarter 1995, although the change in asking rental rates varied by submarket location. The overall increase of 11.3 percent for the Conejo Valley market is largely attributable to the increase in asking rents within the Thousand Oaks/Newbury Park submarket, which experienced a very significant increase of
27.6 percent in the weighted average asking rental rate. The positive growth in the weighted average asking rental rate for the Conejo Valley is due in part to the westward migration of office users from locations in the San Fernando Valley, as well as growth within the high technology sector.

     The Calabasas area has a weighted average asking rental rate of $19.32 per square foot per year (FSG) which is towards the upper end of the range of comparable rental rates for the other submarkets within the Conejo Valley area. The relatively high rental rate in the Calabasas market reflects the fact that this submarket has a relatively low overall vacancy rate of 13.4 percent as well as the fact that most of the office product within this market was constructed during the period from 1980 to 1990 and therefore is of relatively high quality within the Conejo Valley area. The primary users in the Calabasas market include financial institutions, insurance companies, and high-technology firms, which generally prefer to be located in high quality buildings with convenient freeway access and adjacent amenities.

     The Westlake Village area has a weighted average asking rental rate of $17.16 per square foot per year (FSG) which is towards the lower end of the range of comparable rental rates for the other submarkets within the Conejo Valley area. The relatively low rental rate in the Westlake Village market reflects the fact that this submarket has a significant amount o sublease space which increases the vacancy rate from 8.6 percent on a direct basis to 18.6 percent on an overall basis (direct plus sublease availabilities). The primary users in the Westlake Village market include insurance companies,

- -------------------------------------------------------------------------------
                                          48

        CONEJO VALLEY
        VACANCY RATES
        ANNUAL TREND

OVERALL VACANCY RATES
- -----------------------------------------------------------------------------------------------------
CONEJO VALLEY                   1990      1991      1992      1993      1994      1995     AVERAGE
- -----------------------------------------------------------------------------------------------------
  Thousand Oaks / Newbury Park  21.8%     24.4%     20.8%     21.8%     29.2%     34.2%     25.4%
  Westlake Village              30.5%     31.5%     25.8%     21.3%     17.3%     18.6%     24.2%
  Agoura Hills                  23.0%     20.7%     20.0%     18.7%     10.2%     10.7%     17.2%
  Calabasas                     24.9%     20.2%     19.3%     18.8%     15.0%     13.4%     18.6%





                      OVERALL VACANCY RATES

                          LINE CHART

                         [LINE CHART]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

communications companies, and high-technology firms, which generally prefer locations with good access to executive level housing, a substantial labor pool, and adjacent amenities.

     Office buildings in the Conejo Valley office market were impacted to varying degrees by the January 1994 Northridge earthquake. Our recent experience with office buildings in the Conejo Valley area indicates that several tenants relocated from damaged buildings properties in the greater Northridge area which has resulted in a short-term positive influence on leasing activity and net absorption in the Conejo Valley area. However, our discussions with local brokers indicate that a rent levels have not increased significantly as a result of the earthquake related tenant relocations due to the ongoing building repairs and general market recovery of the greater Northridge area office market.

CALABASAS MARKET

     The Calabasas submarket is situated in the southeastern region of the larger Conejo Valley area. The Calabasas market contains 1,406,558 square feet of office product or 32.4 percent of the office space within the Conejo Valley area. The Calabasas submarket is the second largest market in the Conejo Valley area, behind only the Westlake Village submarket which contains 1,735,399 square feet and accounts for 40.0 percent of the office space in the Conejo Valley area.

     The Calabasas submarket had a fourth quarter 1995 direct vacancy rate of
3.7 percent and an overall vacancy rate of 13.4 percent, both of which compared favorably to the corresponding figures for the Conejo Valley market and the larger Los Angeles North market. The direct vacancy rate for the Calabasas submarket has declined significantly over the past several years, from 21.0 percent at year-end 1990 to 3.7 percent at year-end 1995. Similarly, the overall vacancy rate for the Calabasas submarket has declined from 24.9 percent in 1990 to 13.4 percent in 1995

     The growth of the office market in Calabasas is due in part to the perceived high quality of life which is available to residents in the Calabasas area. Calabasas is situated approximately five miles west of the Warner Center/Woodland Hills area and has excellent freeway access to outlying areas by way of the Ventura Freeway (SH-101). The area is relatively affluent in terms of household and per capita income levels, and the Las Virgenes School District is a very significant attraction for families with school-age children. Initially developed as a suburban residential community, Calabasas experienced significant commercial development during the mid to late 1980s as executives relocated companies from more established and congested areas in the greater Los Angeles region. Most of the existing office product in the Calabasas area consists of low to mid-rise structures, many of which are situated within larger business park developments.

     LEASING ACTIVITY/ABSORPTION/TENANT DEMAND - CALABASAS

     The charts on the accompanying pages summarize the recent trends in leasing activity and net absorption for the submarkets within the Conejo Valley market. From 1991 to 1995, the Calabasas submarket achieved average annual leasing activity of 216,023

- -------------------------------------------------------------------------------
                                          49

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

square feet. The Calabasas submarket accounted for 45.6 percent of the annual average leasing activity in the Conejo Valley during this period. The Westlake Village submarket achieved a similar average leasing activity of 216,760 square feet per year from 1991 to 1995. However, the leasing activity in the Calabasas submarket has been generated in part by significant tenant relocations from other office buildings within this submarket, rather than new tenants moving into the Calabasas area from outlying areas. From 1991 to 1995, Calabasas achieved an average net absorption of 22,919 square feet per year or approximately 19.2 percent of the average absorption achieved by the Conejo Valley market over this four-year period. The most significant net absorption was achieved by the Westlake Village submarket, which captured 64 percent of the average annual absorption within the Conejo Valley market from 1992 to 1995.

     The tenant base in the Calabasas submarket consists of a mix of financial services, business services, and high-technology related companies. Major employers and users of office space in the Calabasas area include Postal Insert Press (PIP), Blue Cross, Xircom, Card Service International, Dynatech Microwave, Telematics, Superior National Insurance, DuCommon Inc., Chase Manhattan Mortgage Corporation, and Massachusetts Mutual Life Insurance. Dynatech Microwave is a manufacture and distributor of microwave switches which employs approximately 100 persons at their facility located at 26665 Agoura Road in Calabasas. Card Service International is a credit reporting company which employs nearly 200 persons at the company's offices at 26775 Malibu Hills Road in Calabasas. PIP employs nearly 75 persons at the company's regional headquarters facility located at 27001 Agoura Road in Calabasas.

     More recently, several new tenants have relocated to the Calabasas area. During the past 12 to 18 months the following companies have executed new leases in the Calabasas area: 1) LDDS/Metromedia moved into 2,900 square feet at 2829 Towngate Road in Calabasas; 2) Motorola, Inc. moved into 4,930 square feet at 26635 Agoura Road in Calabasas; 3) Xylan Corporation moved into 8,300 square feet at 26701 Agoura Road in Calabasas; and 4) Blue Cross moved into 15,000 square feet at 26565 Agoura Road in Calabasas.

     FUTURE SUPPLY - CALABASAS

     The delivery of new office space to the Conejo Valley market is expected to be limited over the next few years due to the significant amounts of existing space currently available in most submarkets. At the present time there are several potential development sites for new office product in the greater Calabasas area. One of the more important areas of new commercial development in Calabasas is the Lost Hills Business Park, located approximately one quarter mile south of the Ventura Freeway at the intersection of Agoura Road and Lost Hills Road. This area has been developed with a mix of low-rise office, research and development, and light industrial buildings over the past several years and the last remaining parcels of undeveloped land are reportedly in escrow to a developer. Although the timing and scope of future office developments is quite uncertain, the current office leasing marketplace, as well as the constraints on the capital markets for

- -------------------------------------------------------------------------------
                                          50

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

construction financing and real estate investment indicate that new speculative projects will not be developed until significant rental increases occur.

WESTLAKE VILLAGE MARKET

     The Westlake Village submarket is situated in the central region of the larger Simi/Conejo Valley area. The Westlake Village market contains 1,735,399 square feet of office product or 40.0 percent of the office space within the Conejo Valley area. The Westlake Village submarket is the largest market in the Conejo Valley area, and ranks slightly ahead of the Calabasas submarket which contains 1,406,558 square feet or 32.4 percent of the office space in the Conejo Valley area.

     The Westlake Village submarket had a fourth quarter 1995 direct vacancy rate of 8.6 percent and an overall vacancy rate of 18.6 percent. The Westlake Village direct vacancy rate is notably lower than the direct vacancy level for the larger Conejo Valley market. However, the Westlake Village area has a significant supply of sublease availabilities and, as a result, the overall vacancy rate for Westlake Village is slightly higher than the corresponding figure for the Conejo Valley area. The direct vacancy rate for the Westlake Village submarket has declined very steadily over the past several years, from a recent peak of 29.3 percent at year-end 1991 to 8.6 percent at year-end 1995. The overall vacancy rate for the Westlake Village has declined at a slightly less rapid pace than the direct vacancy rate, as the overall vacancy level decreased from 31.5 percent at year-end 1991 to 18.6 percent at year-end 1995.

     The Westlake Village office market provides convenient access to major commercial markets in Los Angeles and Ventura Counties. The City of Westlake Village is situated in the westernmost region of Los Angeles County, adjacent to the Los Angeles County border with Ventura County. Westlake Village is situated at the approximate center of the "Conejo Valley Technology Corridor", which generally extends along the Ventura Freeway (SH-101) from Calabasas on the east to Thousand Oaks on the west. Westlake Village is a master-planned community, and residential population is relatively affluent in terms of household and per capita income levels. In addition, the Las Virgenes School District is a very significant attraction for families with school-age children.

     LEASING ACTIVITY/ABSORPTION/TENANT DEMAND - WESTLAKE VILLAGE

     The charts on the accompanying pages summarize the recent trends in leasing activity and net absorption for the submarkets within the Conejo Valley market. From 1991 to 1995, the Westlake Village submarket achieved average annual leasing activity of 216,760 square feet. The Westlake Village submarket accounted for 45.8 percent of the annual average leasing activity in the Conejo Valley during this period. The Calabasas submarket achieved a similar average leasing activity of 216,023 square feet per year from 1991 to 1995. However, the leasing activity in the Westlake Village submarket has been generated in part by significant tenant relocations from other office buildings within this submarket, rather than new tenants moving into the Westlake Village area from outlying areas. From 1991 to 1995, Westlake Village achieved an average net absorption of

- -------------------------------------------------------------------------------
                                          51

                                 CONEJO VALLEY
                              NET ABSORPTION (SF)
                                 ANNUAL TREND


- ---------------------------------------------------------------------------------------------
CONEJO VALLEY                              1992       1993       1994       1995      AVERAGE
- ---------------------------------------------------------------------------------------------
  Thousand Oaks/Newbury Park               9,218    (30,795)    38,881       (597)     4,177
  Westlake Village                        86,344      4,528     71,852    176,534     84,815
  Agoura Hills                           (10,380)    39,980     60,414     (7,747)    20,567
  Calabasas                                9,635    (40,174)    78,819     43,395     22,919
- ---------------------------------------------------------------------------------------------
  SUBMARKET TOTALS                        94,817    (26,461)   249,966    211,585    132,477
- ---------------------------------------------------------------------------------------------




                             NET OFFICE ABSORPTION

                                  LINE CHART

                                    [CHART]

      CONEJO VALLEY
      GROSS LEASING ACTIVITY (SF)
      ANNUAL TREND


- -------------------------------------------------------------------------------------------------------
CONEJO VALLEY                               1991       1992       1993       1994   1995     Average
- -------------------------------------------------------------------------------------------------------
  Thousand Oaks / Newbury Park             97,761     34,182    159,132     70,097   N/A      90,293
  Westlake Village                        233,975    218,471    216,827    197,766   N/A     216,760
  Agoura Hills                             85,733     63,345     63,436     64,073   N/A      69,147
  Calabasas                               207,321    134,142    243,184    279,446   N/A     216,023
- -------------------------------------------------------------------------------------------------------
  SUBMARKET TOTALS                        624,790    450,140    682,579    611,382      0    473,778
- -------------------------------------------------------------------------------------------------------





                                    GROSS LEASING ACTIVITY

                                         LINE CHART

                                          [GRAPH]

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

84,815 square feet per year or approximately 64 percent of the average absorption achieved by the Conejo Valley market over this four-year period.

     The tenant base in the Westlake Village submarket consists of a mix of insurance companies, distribution companies, high-technology companies, and communications services companies. Major employers and users of office space in the Westlake Village area include Dole Food Company, ComSystems, Hewlett Packard, Candle Corporation, Amgen, and State Farm Insurance. Dole Food Company is a distributor of fresh and packaged foods which employs approximately 300 persons at two facilities in the Westlake Village area, one at 31355 Oak Crest Drive and a second location at 5795 Lindero Canyon Road. ComSystems is a long distance telephone company which employs approximately 150 persons at their operations at 2829 Townsgate Road in Westlake Village. State Farm Insurance employs approximately 1,100 persons at their regional headquarters facility in Westlake Village.

     CONCLUSION - CONEJO VALLEY OFFICE MARKET

     The Conejo Valley market is a relatively small office market within the larger Los Angeles North area. The Conejo Valley offers prospective tenants the relative new and higher quality office space in Calabasas and Westlake Village, while also meeting lower cost space requirements of office users in the Agoura Hills area. The Agoura Hills submarket provide cost competitive space in the form of relatively small, garden-style, Class B buildings, while the Calabasas, Thousand Oaks, and Westlake Village submarkets offer more institutional quality space with a more varied mix of amenities.

     The Calabasas submarket is an important office submarket within the larger Conejo Valley area. This submarket accounts for 32.4 percent of the office product in the Conejo Valley, and has rent levels which are near the upper end of the range exhibited by the various submarkets within the Conejo Valley area. Over the past several years, the Calabasas submarket has achieved very steady improvement in the overall vacancy rate, which has declined from 24.9 percent at year-end 1990 to 13.4 percent at year-end 1995. The Calabasas submarket has proven to be a favored location for insurance companies, financial institutions, and high-technology companies, due to the favorable quality of life available to residents of the local area.

     The Westlake Village submarket is an important office submarket within the larger Conejo Valley area. This submarket accounts for 40.0 percent of the office product in the Conejo Valley, and has rent levels which are near the middle of the range exhibited by the various submarkets within the Conejo Valley area. Over the past several years, the Westlake Village submarket has achieved a significant improvement in the overall vacancy rate, which has declined from
31.5 percent at year-end 1991 to 18.6 percent at year-end 1995. The Westlake Village submarket has proven to be a favored location for insurance companies, distribution firms, and high-technology companies, due to the convenient access to major commercial markets in Los Angeles and Ventura Counties, the range and quality of executive level housing, and the attractive labor pool in the greater Westlake Village area.

- -------------------------------------------------------------------------------
                                          52

                                                LOS ANGELES NORTH OFFICE MARKET
- -------------------------------------------------------------------------------

CONCLUSION - NORTH LOS ANGELES OFFICE SECTOR

     The North Los Angeles office sector, with a direct vacancy rate of 14.4 percent, includes several submarkets currently experiencing the lowest vacancy rates in Los Angeles County. These markets include the Tri-City area in the eastern portion of this sector and the submarkets of Calabasas and Westlake Village in the western portion of this sector. Based on the 1995 net absorption of 196,129 square feet for the North Los Angeles sector (rounded to 200,000 square feet), the chart below shows that even a fairly modest level of absorp tion would, if achieved, result in vacancy rates below 13 percent on a market-wide basis within three years:

Year end    Inventory       Available SF      SF Absorption      Vacancy
- --------    ---------       ------------      -------------      -------
1995        39,355,810      5,682,217         196,129            14.4%
1996        39,355,810      5,482,217         200,000            13.9%
1997        39,355,810      5,282,217         200,000            13.4%
1998        39,355,810      5,082,217         200,000            12.9%

- -------------------------------------------------------------------------------
                                          53

                                       LOS ANGELES SOUTH OFFICE MARKET ANALYSIS
- -------------------------------------------------------------------------------

LOS ANGELES SOUTH OFFICE MARKET ANALYSIS

LOS ANGELES SOUTH OFFICE MARKET

     The Los Angeles South office market encompasses three market areas located primarily in the South Bay area of Los Angeles County. The Los Angeles South office sector is the smallest of the four office markets in Los Angeles County, behind the Central Los Angeles, West Los Angeles, and Los Angeles North markets, respectively. The Los Angeles South sector is comprised of three markets: El Segundo, Torrance, and Long Beach. The individual submarkets that comprise the overall Los Angeles South market exhibit a wide range in construction quality, location, tenant based, and corresponding rental rates. The chart on the accompanying page summarizes the Los Angeles South office sector and the submarkets in this area. The LAX submarket is located on the boundary of the West Los Angeles and South Los Angeles office sectors. For this market study, we have included the LAX submarket within the West Los Angeles Office Sector, since office buildings in this location compete with properties in the southerly portion of the West Los Angeles area such as the Culver City/Westchester submarket.

     The Los Angeles South office market contained 27,336,900 square feet of Class A and B space, excluding owner/user, medical and government buildings. The office development in the Los Angeles South market is concentrated in three major areas or Sectors: El Segundo, Torrance, and Long Beach. The individual submarkets that comprise the overall competitive office market are differentiated according to access, market perception, tenant appeal and improvement quality, and rental rates.

     As of the fourth quarter 1995, the Los Angeles South office market exhibited a direct vacancy rate of 17.6 percent. The direct vacancy rate, which does not include sublease availabilities, is generally consistent with the direct vacancy rate for the larger Los Angeles County office market of 18.7 percent. The overall vacancy rate for the Los Angeles South market, which includes both direct and sublease availabilities, was 20.8 percent as of fourth quarter 1995. The overall vacancy rate for the Los Angeles South market is similar to the corresponding figure of 21.0 percent for the Los Angeles County office market.

     The more significant office markets in the Los Angeles South area, in terms of the quality and amount of office product, include El Segundo, Central Torrance, the 190th Street Corridor, and Downtown Long Beach. The El Segundo submarket, which is situated immediately south of and adjacent to the LAX submarket, contains a significant concentration of high technology, aerospace/defense, and business service companies. The office product in this submarket ranges from multi-building business parks to high-rise space. The Downtown Long Beach submarket contains an important concentration of accounting, legal, and investment firms, which have been attracted to this submarket by the high quality product in the downtown area as well as the growing volume of international trade and related business generated by the Port of Los Angeles and the Port of Long Beach.

LONG BEACH MARKET

     The Long Beach office market contains a total of 10,500,161 square feet of office space or 38 percent of the office product in the Los Angeles South sector. The Long

- -------------------------------------------------------------------------------
                                          54

                               LOS ANGELES SOUTH
                         MARKET & SUBMARKET STATISTICS
                        END OF THE 4TH QUARTER OF 1995


                                                                 DIRECT                  OVERALL
                                      NUMBER           DIRECT   VACANCY         OVERALL  VACANCY   NET ABSORPTION    WTD. AVG.
MARKET / SUBMARKET     INVENTORY    OF BLDGS   AVAILABILITIES      RATE  AVAILABILITIES     RATE         YTD 1995  RENTAL RATE
- ----------------------------------------------------------------------------------------------------------------------------------
EL SEGUNDO             9,424,153        69         1,471,128     15.6%       2,253,783    23.9%          326,730      $17.88
- ----------------------------------------------------------------------------------------------------------------------------------
1  El Segundo          9,424,153        69         1,471,128     15.6%       2,253,783    23.9%          326,730      $17.88
- ----------------------------------------------------------------------------------------------------------------------------------
TORRANCE               7,412,586        82         1,490,376     20.1%       1,521,263    20.5%         (307,739)     $17.76
- ----------------------------------------------------------------------------------------------------------------------------------
2  190th Street
   Corridor            3,464,132        34           845,199     24.4%         863,950    24.9%         (263,650)     $17.28
3  Central Torrance    3,595,933        45           622,396     17.3%         634,532    17.8%          (56,302)     $18.36
4  San Pedro             352,521         3            22,781      6.5%          22,781     6.5%           12,213      $19.92
- -----------------------------------------------------------------------------------------------------------------------------------
LONG BEACH            10,500,161        89         1,852,079     17.6%       1,904,262    18.1%          349,663      $18.64
- -----------------------------------------------------------------------------------------------------------------------------------
5  Long Beach
   Freeway             2,130,258        19           319,077     15.0%         335,981    15.8%          419,823      $18.48
6  North Long Beach    1,020,378        13           222,907     21.8%         222,907    21.8%              (46)     $15.00
7  Downtown Long
   Beach               3,811,553        20           999,351     26.2%       1,040,380    27.3%         (129,899)     $19.92
8  Long Beach Marina     457,018         8            55,247     12.1%          55,247    12.1%           19,419      $18.96
9  Cerritos / Norwalk  3,080,956        31           255,497      8.3%         249,747     8.1%           40,366      $16.95
- -----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 27,336,900       240         4,813,583     17.8%       5,679,308    20.8%          368,654      $18.14
- -----------------------------------------------------------------------------------------------------------------------------------


      MARKET SIZE COMPARISON CHART                    AVAILABILITIES BAR GRAPH

           [PIE CHART]                                        [BAR CHART]



             SUBMARKET WEIGHTED AVERAGE RENTAL RATE COMPARISON CHART

                                  [BAR CHART]

                                                LOS ANGELES SOUTH OFFICE MARKET
- -------------------------------------------------------------------------------

Beach market is one of the more prestigious office markets in the Los Angeles South area due primarily to the high quality space and work environment available in the Downtown Long Beach area. As indicated on a preceding chart, Downtown Long Beach is the largest submarket within the Long Beach area as it accounts for approximately 36 percent of the office space in the Long Beach area.

     As of the fourth quarter 1995, direct and sublease availabilities in the Long Beach market totalled 1,904,260 square feet for an overall vacancy rate of
18.1 percent. The overall vacancy rate for the Long Beach area was notably lower than the overall vacancy rate for the Los Angeles South market (20.8 percent). Within the Los Angeles South market, overall vacancy levels ranged from a low of 18.1 percent in the Long Beach market to a high of 23.9 percent in the El Segundo market. The recent vacancy rate for the Long Beach market is significantly influenced by the supply of space which is available on a direct or sublease basis in the Downtown Long Beach submarket. Downtown Long Beach has an overall vacancy rate of 27.3 percent and the total space available within this submarket accounts for 54.6 percent of the total direct and sublease availabilities in the Long Beach market and 18.3 percent of the available space in the Los Angeles South office market.

     Within the Long Beach market, weighted average asking rental rates range from a low of $15.00 per square foot per year (FSG) in North Long Beach to a high of $19.92 per square foot per year (FSG) in Downtown Long Beach. The overall weighted average rental rate for the Long Beach is $18.64 per-square-foot-per year (FSG), which is the highest weighted average asking rental rate of the three markets within the Los Angeles South sector. The table below summarizes the trend in weighted average asking rental rates on a per square foot basis for both Class A and B office space within the Long Beach sector.

                                  LONG BEACH MARKET
                            WEIGHTED AVERAGE RENTAL RATES
                                      ANNUAL PSF

                             1993*      1995*    % CHANGE
                             -----      -----    --------

  LONG BEACH MARKET         $20.16     $18.72     -7.1%
  -----------------         ------     ------    -----
    -  Long Beach Freeway   $20.52     $18.48     -9.9%
    -  North Long Beach     $18.00     $15.00    -16.7%
    -  Downtown Long Beach  $21.84     $19.92     -8.8%
    -  Long Beach Marina    $17.16     $18.96    +10.5%
    -  Cerritos**           $15.84     $16.80     +6.1%

     *    Data is as of the second quarter 1993 and the fourth quarter 1995.
     **   Data excludes Norwalk.

     The chart above illustrates the change in asking rental rates in the Long Beach market over the course of the ten quarters. The overall decrease of 7.1 percent is largely


- -------------------------------------------------------------------------------
                                          55

                                     [MAP]


LEGEND

1 Long Beach Freeway (Airport Corridor)
2 North Long Beach
3 Downtown Long Beach
4 Long Beach Marina
5 Cerritos/Norwalk

                                  LONG BEACH
                         MARKET & SUBMARKET STATISTICS
                         END OF THE 4TH QUARTER OF 1995



                                                              DIRECT                  OVERALL
                                     NUMBER       DIRECT      VACANCY     OVERALL     VACANCY      NET  ABSORPTION     WTD. AVG.
MARKET / SUBMARKET    INVENTORY     OF BLDGS  AVAILABILITIES   RATE    AVAILABILITIES   RATE    4TH QTR     YTD 1995  RENTAL RATE
- ----------------------------------------------------------------------------------------------------------------------------------
LONG BEACH            9,913,986       87        1,763,329      17.8%     1,821,262     18.4%     -67,301     349,663    $18.72
- ----------------------------------------------------------------------------------------------------------------------------------
Long Beach Freeway    2,130,258       19          319,077      15.0%       335,981     15.8%      29,585     419,823    $18.48
North Long Beach      1,020,376       13          222,907      21.8%       222,907     21.8%       1,511         -46    $15.00
Downtown Long Beach   3,811,553       20          999,351      26.2%     1,040,380     27.3%    -138,538    -129,899    $19.92
Long Beach Marina       457,018        6           55,247      12.1%        55,247     12.1%      18,901      19,419    $18.96
Cerritos / Norwalk    2,494,781       29          166,747       6.7%       166,747      6.7%      21,240      40,366    $16.80




      SUBMARKET COMPARISON CHART                     AVAILABILITIES BAR GRAPH

              [CHART]                                          [GRAPH]

                                  LONG BEACH
                                 VACANCY RATES
                                 ANNUAL TREND



DIRECT VACANCY RATES
- ------------------------------------------------------------------------------
  LONG BEACH                        1992    1993    1994    1995    AVERAGE
- ------------------------------------------------------------------------------
  Long Beach Freeway               18.8%   21.9%   19.5%   15.0%     18.8%
  North Long Beach                 25.3%   23.0%   17.2%   21.8%     21.8%
  Downtown Long Beach              26.2%   23.0%   22.1%   26.2%     24.4%
  Long Beach Marina                21.2%   19.8%   12.9%   12.1%     16.5%
  Cerritos / Norwalk               20.8%    9.8%    7.7%    6.7%     11.2%
- -----------------------------------------------------------------------------
  SUBMARKET TOTALS                 22.6%   19.4%   17.3%   17.8%     19.3%
- -----------------------------------------------------------------------------



                 DIRECT VACANCY RATES

                     LINE CHART

                     [CHART]

                                  LONG BEACH
                                 VACANCY RATES
                                 ANNUAL TREND


OVERALL VACANCY RATES
- --------------------------------------------------------------------------------
  LONG BEACH                         1992    1993    1994    1995     AVERAGE
- --------------------------------------------------------------------------------
  Long Beach Freeway                21.8%   22.6%   21.0%   15.8%      20.3%
  North Long Beach                  25.3%   23.4%   17.6%   21.8%      22.0%
  Downtown Long Beach               28.9%   26.8%   25.6%   27.3%      27.1%
  Long Beach Marina                 21.2%   20.2%   13.5%   12.1%      16.7%
  Cerritos / Norwalk                20.8%    9.8%    7.7%    6.7%      11.2%
- --------------------------------------------------------------------------------
  SUBMARKET TOTALS                  23.6%   21.1%   19.1%   18.4%      20.5%
- --------------------------------------------------------------------------------



                 OVERALL VACANCY RATES

                     LINE CHART

                     [CHART]

                                                LOS ANGELES SOUTH OFFICE MARKET
- -------------------------------------------------------------------------------

attributable to the decline in asking rents in the Downtown Long Beach area, since this submarket comprises approximately 57.1 percent of the total available space (direct and sublease) in the Long Beach area. Three of the five submarkets within the Long Beach office market experienced declines in the weighted average asking rental rate from second quarter 1993 to fourth quarter 1995, with the most significant decrease on a percentage basis occurring in the North Long Beach submarket. The Long Beach Marina and Cerritos submarkets posted increases in the range of six to ten percent in the weighted average asking rental rate from 1993 to 1995.

LONG BEACH FREEWAY SUBMARKET

     The Long Beach Freeway submarket incorporates the region bounded by the Long Beach Freeway (I-710) to the west), the Downtown Long Beach submarket to the south, the Los Angeles County border with Orange County to the east, and the Cerritos submarket to the north. The Long Beach Freeway submarket is generally concentrated near the Long Beach Municipal Airport with good access to the San Diego Freeway (I-405). The charts on the accompanying pages provide a breakdown of the existing inventory, direct and overall vacancy rates, and recent leasing activity within the Long Beach Freeway submarket.

     The Long Beach Freeway area contains 2,130,258 square feet of office product, with a fourth quarter 1995 direct vacancy rate of 15.0 percent and an overall vacancy rate of 15.8 percent. The Long Beach Freeway submarket comprises an average sized office market within the Long Beach area, with an existing inventory of 2,130,258 square feet and an average building size of approximately 118,350 square feet. The direct vacancy rate for the Long Beach Freeway submarket has declined notably over the past few years, from 21.9 percent at year-end 1993 to 15.0 percent at year-end 1995. Similarly, the overall vacancy rate for the Long Beach Freeway submarket has declined over the past few years, from 22.6 percent at year-end 1993 to 15.8 percent at year-end 1995.

     The office market in Long Beach Freeway area has been driven in large part by the office requirements of local aerospace/defense companies, most notably McDonnell Douglas which operates a major assembly facility in the Long Beach Airport area. Other significant users of space in this submarket include the health services and business services markets. The office product in the Long Beach Airport area consists of low to mid-rise buildings, several of which are situated in larger business park environments. Two of the larger multi-building business parks in the Long Beach Freeway market are the Long Beach Airport Plaza Business Park, with five buildings and a total rentable area of approximately 485,000 square feet, and Kilroy Airport Center, with four buildings and a total rentable area of 615,000 square feet. These two business parks comprise nearly 52 percent of the office inventory in the Long Beach Airport market.

LEASING ACTIVITY/ABSORPTION/TENANT DEMAND

     The charts on the accompanying pages summarize the recent trends in leasing activity and net absorption for the various office submarkets within the Long Beach area. From 1992 to 1995, the Long Beach Freeway area achieved average annual leasing


- -------------------------------------------------------------------------------
                                          56

                                  LONG BEACH
                              NET ABSORPTION (SF)
                                 ANNUAL TREND


- ------------------------------------------------------------------------------------
  LONG BEACH                   1992       1993       1994       1995      AVERAGE
- ------------------------------------------------------------------------------------
  Long Beach Freeway           44,446   (94,444)   100,909     419,823    117,684
  North Long Beach             51,022    18,635     21,350         (46)    22,740
  Downtown Long Beach         (81,613)  113,056     35,744    (129,899)   (15,678)
  Long Beach Marina           (47,410)    9,351     36,923      19,419      4,571
  Cerritos / Norwalk           32,679   156,446     52,908      40,366     70,600
- ------------------------------------------------------------------------------------
  SUBMARKET TOTALS               (876)  203,044    247,834     349,663    199,916
- ------------------------------------------------------------------------------------




                         NET OFFICE ABSORPTION

                              LINE CHART

                              [CHART]

                                  LONG BEACH
                          GROSS LEASING ACTIVITY (SF)
                                 ANNUAL TREND


- ----------------------------------------------------------------------------------------
  LONG BEACH                      1992       1993       1994        1995      AVERAGE
- ----------------------------------------------------------------------------------------
  Long Beach Freeway           209,778    208,472    252,609       520,037    297,724
  North Long Beach             107,512     60,964     66,861        46,738     70,519
  Downtown Long Beach          351,677    385,884    294,774       376,208    352,136
  Long Beach Marina             58,003     54,273     78,337        47,609     59,556
  Cerritos / Norwalk           220,094    229,373    197,814       134,550    195,458
- ----------------------------------------------------------------------------------------
  Submarket Totals             947,064    938,966    890,395     1,125,142    975,392
- ----------------------------------------------------------------------------------------



                        GROSS LEASING ACTIVITY

                              LINE CHART

                               [CHART]

                                                LOS ANGELES SOUTH OFFICE MARKET
- -------------------------------------------------------------------------------

activity of 297,724 square feet.  The Long Beach Freeway submarket accounted for
30.5 percent of the annual average leasing activity during this period and was second in terms of annual leasing activity to the Downtown Long Beach submarket, which accounted for 36.1 percent of the average annual leasing activity during this period. Over the past few years, net absorption within the Long Beach area has increased steadily although the net absorption has varied significantly by submarket within this area. The Long Beach Freeway submarket achieved an average annual net absorption of 117,584 square feet from 1992 to 1995, which accounted for 58.9 percent of the total net absorption within the Long Beach area during this period. The Long Beach Freeway submarket achieved net absorption of nearly 420,000 square feet in 1995, which was the strongest performance of any of the Long beach submarkets during the past four years and which reflected the significant new leasing at Long Beach Airport Plaza Business Park by McDonnell Douglas.

     The tenant base in the Long Beach Freeway submarkets consists of a mix of aerospace/defense, business services, and health care related companies. Major employers and users of office space in the Long Beach Freeway area include McDonnell Douglas, Mulliken Medical Center, DeVry Institute, and the Automobile Club of Southern California. McDonnell Douglas executed leases on three buildings at Long Beach Airport Plaza Business Park during 1995, with a total rentable area of approximately 272,000 square feet. Mulliken Medical Center employs approximately 250 persons at its facility at 5000 Airport Plaza Drive in Long Beach. The DeVry Institute leases the entire building at 3880 Kilroy Airport Way, a two-story 96,000 square foot building at the Kilroy Airport Center.

     In the first quarter 1996, SCAN Health Care and an affiliate company, SmartCare, consolidated several Long Beach area offices into 45,000 square feet at 3760 Kilroy Airport Way, a six-story office building located in the Kilroy
Airport Center business park.   In addition, AHI Healthcare Systems announced in
the first quarter 1996 that it will double a lease commitment of 20,000 square feet made in the summer of 1995 to 40,000 square feet at the 1501 Hughes Way office building located in the Freeway Business Center, which is situated near the northwest corner of the San Diego Freeway (I-405) and the Long Beach Freeway (I-710). The Freeway Business Center is situated approximately 3.5 miles northwest of the Long Beach Airport Plaza Business Park.

     FUTURE SUPPLY

     The delivery of new office space to the Long Beach market is expected to be quite limited over the next few years due to the spread between current rental rates and the economic rents required for new construction. There are no new office developments either under construction or planned for development. The most likely locations for new development in the Long Beach Freeway submarket include additional phases of the Kilroy Airport Center business park and/or the Long Beach Airport Plaza Business Park. Kilroy Airport Center consists of four buildings ranging in size from 96,000 to 220,000 square feet and ranging in height from two to eight stories. Long Beach Airport Plaza Business Park consists of five buildings ranging in size from 50,000 to 165,000 square feet and ranging in height from two to eight stories. Each of these business parks has sites which could


- -------------------------------------------------------------------------------
                                          57

                                                LOS ANGELES SOUTH OFFICE MARKET
- -------------------------------------------------------------------------------

accommodate new office development if sufficient market rental increases occurred to justify new construction.

    CONCLUSIONS - LONG BEACH FREEWAY OFFICE SUBMARKET

    The Long Beach office market contains a significant concentration of the existing office inventory in the larger Los Angeles South area. The Long Beach market provides a mix of Class A high-rise office space in the Downtown Long Beach area, low to mid-rise Class A space in the Long Beach Freeway submarket, and relatively lower cost space in suburban markets in the greater Long Beach area. Over the past few years, the Long Beach market has achieved a steady increase in the annual net absorption which has been reflected in the declining overall vacancy level from 1992 to 1995.

    The Long Beach Freeway area, which includes the significant office development located adjacent to the Long Beach Municipal Airport, is an important office submarket within the larger Long Beach area. The Long Beach Freeway submarket accounts for 21.5 percent of the office product in the Long Beach area, and has rent levels which are near the middle of the range exhibited by the various submarkets within the Long Beach area. Over the past several years, the Long Beach Freeway submarket has posted improvement in the overall vacancy rate, which has declined from 23.6 percent at year-end 1992 to 18.4 percent at year-end 1995. The Long Beach Freeway submarkets has proven to be a favored location for aerospace/defense, medical services, and business services companies due to the good quality product in this submarket, the very good access and exposure to outlying commercial markets, and the significant residential population and labor pool in the Long Beach area.


- -------------------------------------------------------------------------------
                                          58

                                     [MAP]

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

OVERVIEW
    The Orange County Office Market consists of six separate markets which are differentiated according to size, location, construction quality, tenant appeal, and rental rates. The county has one primary and one secondary central business district: the Greater Airport Area and the Tri-Freeway Area, respectively.
These two areas have emerged as the focal points of Orange County office
development activity in recent years.   There is a total of approximately 52.7
million square feet of office space in Orange County, about half of which is in the Greater Airport Area. The following chart shows the division of the six markets into the 30 submarkets.

    Sector 1 - South County
    -----------------------
      1 -  Irvine Spectrum
      2 -  El Toro/Lake Forest
      3 -  Laguna Hills/Aliso Viejo
      4 -  Laguna Niguel
      5 -  Mission Viejo
      6 -  Dana Point/San Clemente/San Juan Capistrano
    Sector 2 - Greater Airport Area
    -------------------------------
      7 -  South Santa Ana
      8 -  Costa Mesa
      9 -  Newport Beach
     10 -  Irvine
    Sector 3 - West County
    ----------------------
     11 -  Seal Beach
     12 -  Westminster
     13 -  Huntington Beach
     14 -  Fountain Valley
     15 -  Garden Grove
     16 -  Los Alamitos/Stanton
     17 -  Cypress
    Sector 4 - Tri-Freeway Area
    ---------------------------
     18 -  Parkcenter Area
     19 -  Stadium Area
     20 -  The City Area
     21 -  Main Place Area
    Sector 5 - Central County
    -------------------------
     22 -  Tustin
     23 -  Santa Ana
     24 -  North/East Anaheim
     25 -  East Orange
     26 -  Civic Center Area
    Sector 6 - North County
    -----------------------
     27 -  Fullerton
     28 -  Brea/La Habra
     29 -  Placentia/Yorba Linda
     30 -  Buena Park/La Palma


- -------------------------------------------------------------------------------
                                          59


                                                            ORANGE COUNTY
                                                     MARKET & SUBMARKET STATISTICS
                                                     END OF THE 4TH QUARTER OF 1995

                                                                                                DIRECT
                                                         NUMBER                 DIRECT         VACANCY                OVERALL
MARKET/SUBMARKET                        INVENTORY      OF BLDGS         AVAILABILITIES            RATE         AVAILABILITIES
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
SOUTH COUNTY                             4,979,988           100                595,528           12.0%                632,367
- ------------------------------------------------------------------------------------------------------------------------------
1     Irvine Spectrum                    1,995,437            31                204,383           10.2%                207,979
2     Lake Forest/R.S. Margarita           204,865             5                 18,357            9.0%                 20,305
3     Laguna Hills/Aliso Viejo           1,463,066            31                241,041           16.5%                270,835
4     Laguna Niguel/Laguna Beach           237,559             3                 19,894            5.4%                 19,894
5     Mission Viejo                        955,707            27                111,853           11.7%                113,354
6     Dana Point/San Clemente/San          123,354             3                      0            0.0%                      0
         Juan Capistrano

- ------------------------------------------------------------------------------------------------------------------------------
GREATER AIRPORT AREA                    24,992,997           252              3,333,179           13.5%              3,919,640
- ------------------------------------------------------------------------------------------------------------------------------
7     South Santa Ana                    1,458,865             7                163,890           11.2%                234,463
8     Costa Mesa                         4,373,697            30                858,544           19.6%                996,915
9     Newport Beach                      6,479,677            88                655,796           10.1%                694,894
10    Irvine (No Spectrum)              12,680,758           127              1,654,949           13.1%              1,993,368

- ------------------------------------------------------------------------------------------------------------------------------
WEST COUNTY                              3,901,199            64                696,122           17.8%                696,122
- ------------------------------------------------------------------------------------------------------------------------------
11    Seal Beach                           295,019             4                 17,646            6.0%                 17,646
12    Westminster                          205,700             4                 29,638           14.4%                 29,638
13    Huntington Beach                   1,014,519            18                219,035           21.6%                219,035
14    Fountain Valley                      549,912             9                 80,134           14.6%                 80,134
15    Garden Grove                         893,809            12                213,168           23.8%                213,168
16    Los Alamitos/Stanton                 266,502             5                 85,580           32.1%                 85,580
17    Cypress                              675,738            12                 50,921            7.5%                 50,921

- ------------------------------------------------------------------------------------------------------------------------------
TRI-FREEWAY AREA                         9,523,392           107              2,023,109           21.2%              2,309,995
- ------------------------------------------------------------------------------------------------------------------------------
18    Parkcenter Area                    2,598,284            41                444,188           17.1%                543,553
19    Stadium Area                       2,472,409            36                414,147           16.8%                455,692
20    The City Area                      2,291,191            15                627,817           27.4%                694,763
21    Main Place Area                    2,161,508            15                536,957           24.8%                615,987

- ------------------------------------------------------------------------------------------------------------------------------
CENTRAL COUNTY                           5,656,141           102              1,049,902           13.5%              1,147,393
- ------------------------------------------------------------------------------------------------------------------------------
22    Tustin                               234,159             6                 12,353            5.3%                 18,353
23    Santa Ana                          1,210,744            30                219,563           18.1%                231,316
24    North/East Anaheim                 1,669,648            30                209,711           12.6%                289,449
25    East Orange                          413,012             7                 12,027            2.9%                 12,027
26    Civic Center Area                  2,128,578            29                596,248           26.0%                596,248

- ------------------------------------------------------------------------------------------------------------------------------
NORTH COUNTY                             3,614,633            54                442,671           12.2%                476,115
- ------------------------------------------------------------------------------------------------------------------------------
27    Fullerton                            990,825            17                143,447           14.5%                153,447
28    Brea/La Habra                      1,716,054            23                196,763           11.5%                220,207
29    Placentia/Yorba Linda                188,540             5                 25,552           13.6%                 25,552
30    Buena Park/La Palma                  719,214             9                 76,909           10.7%                 76,909

- ------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   52,668,350           679              8,140,511           15.5%              9,181,632
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------



                                       OVERALL
                                       VACANCY         NET ABSORPTION         WTD. AVG.
MARKET/SUBMARKET                          RATE               YTD 1995       RENTAL RATE
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------
SOUTH COUNTY                              12.7%                71,259             $18.12
- -----------------------------------------------------------------------------------------
1     Irvine Spectrum                     10.4%              (23,011)             $18.36
2     Lake Forest/R.S. Margarita           9.9%                20,711             $16.92
3     Laguna Hills/Aliso Viejo            18.5%                (4,119)            $18.36
4     Laguna Niguel/Laguna Beach           8.4%                13,968             $18.60
5     Mission Viejo                       11.9%                63,710             $17.40
6     Dana Point/San Clemente/San          0.0%                     0             N/A
         Juan Capistrano

- -----------------------------------------------------------------------------------------
GREATER AIRPORT AREA                      15.7%               235,485             $19.32
- -----------------------------------------------------------------------------------------
7     South Santa Ana                     16.1%               (11,387)            $18.00
8     Costa Mesa                          22.8%               (33,822)            $20.52
9     Newport Beach                       10.7%               143,400             $19.92
10    Irvine (No Spectrum)                15.7%               137,294             $18.60

- -----------------------------------------------------------------------------------------
WEST COUNTY                               17.8%               (93,203)            $15.12
- -----------------------------------------------------------------------------------------
11    Seal Beach                           6.0%                 4,077             $24.96
12    Westminster                         14.4%               (11,482)            $15.00
13    Huntington Beach                    21.6%                21,131             $15.48
14    Fountain Valley                     14.6%               (11,189)            $15.84
15    Garden Grove                        23.8%               (54,632)            $14.28
16    Los Alamitos/Stanton                32.1%               (20,233)            $12.36
17    Cypress                              7.5%               (20,875)            $17.04

- -----------------------------------------------------------------------------------------
TRI-FREEWAY AREA                          24.3%                86,793             $16.56
- -----------------------------------------------------------------------------------------
18    Parkcenter Area                     20.9%                72,936             $14.40
19    Stadium Area                        18.4%               (45,422)            $15.46
20    The City Area                       30.3%                 9,677             $17.16
21    Main Place Area                     28.5%                48,602             $18.36

- -----------------------------------------------------------------------------------------
CENTRAL COUNTY                            20.3%                 8,065             $14.04
- -----------------------------------------------------------------------------------------
22    Tustin                               7.8%                41,097             $11.88
23    Santa Ana                           19.1%                29,658             $13.80
24    North/East Anaheim                  17.3%                33,909             $15.00
25    East Orange                          2.9%               (45,427)            $14.76
26    Civic Center Area                   28.0%               (51,172)            $13.80

- -----------------------------------------------------------------------------------------
NORTH COUNTY                              13.2%                27,940             $16.20
- -----------------------------------------------------------------------------------------
27    Fullerton                           15.5%                53,171             $14.52
28    Brea/La Habra                       12.8%               (37,175)            $17.64
29    Placentia/Yorba Linda               13.8%                 5,173             $15.00
30    Buena Park/La Palma                 10.7%                 6,771             $16.44

- -----------------------------------------------------------------------------------------
TOTAL                                     17.4%               335,309             $17.28
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------

     MARKET SIZE COMPARISON                      AVAILABILITIES BAR GRAPH

          [PIE CHART]                                  [BAR GRAPH]


            SUBMARKET WEIGHTED AVERAGE RENTAL RATE COMPARISON CHART

                                    [GRAPH]

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

    According to Cushman & Wakefield's Orange County Market Research
Department, the combined Orange County office market contained a total of 52,668,351 square feet of office area at the end of the fourth quarter 1995. Including sublease availabilities, the overall vacancy rate equals 17.4 percent. The chart below summarizes the direct and overall historical vacancy trends from 1991 to through 1995.

                               HISTORICAL VACANCY RATES
                                     1991 - 1995
                                    ORANGE COUNTY

                                               Direct                   Overall
                                      Direct  Vacancy          Overall  Vacancy
        Period     Inventory  Availabilities     Rate   Availabilities     Rate
        ------    ----------  --------------  -------   --------------  -------
 4th Qtr. 1991    50,028,408       9,748,620    19.5%       11,217,474    22.4%

 4th Qtr. 1992    49,883,126       9,521,609    19.1%       10,616,285    21.3%

 4th Qtr. 1993    51,376,391       8,785,363    17.1%        9,779,840    19.0%

 4th Qtr. 1994    51,434,552       8,821,226    17.2%        9,914,476    19.3%

 4th Qtr. 1995    52,668,351       8,140,511    15.5%        9,181,632    17.4%

     The figures above are based on non-medical office buildings within the county excluding buildings below 30,000 prior to the first quarter 1995. The survey parameters were revised as of the first quarter 1995 to include all buildings above 25,000 square feet, resulting in an expanded inventory relative to prior years.

     The direct vacancy rates in the Orange County office market declined from
19.5 percent in the fourth quarter, 1991 to 15.5 percent in the fourth quarter of 1995. Direct and overall vacancy levels remained fairly stable in the 19 and 20 percent range, respectively during the period from 1989 into 1993. The year-end 1995 data indicates the lowest direct and overall vacancy levels in the market since prior to 1989. The chart below summarizes the historical sublease availabilities within the overall Orange County office market.

     During the first two quarters of 1995 the supply of sublease availabilities in the Orange County Market diminished substantially. However during the third quarter 1995, Orange County experienced an increase in sublease availabilities. According to the most recent data, total sublease availabilities equalled 1,103,478 square feet. This represents an increase of approximately 243,000 square feet in sublease availabilities.

NET OFFICE ABSORPTION

     The chart on an accompanying page summarizes the historical net office absorption for the Orange County Office Market since the first quarter 1991.
The chart breaks out net office absorption figures for the entire Orange County Market, Greater Airport Area, and the Orange County Market EXCLUDING the Airport Area figures. The analysis excluding the

- -------------------------------------------------------------------------------
                                          60

                          HISTORICAL NET ABSORPTION FIGURES
                        GREATER AIRPORT AREA AND ORANGE COUNTY



                 ORANGE COUNTY           GREATER AIRPORT AREA        ORANGE COUNTY (EXCL. AIRPORT)    ORANGE COUNTY (INCL. AIRPORT)
              -------------------     ---------------------------    -----------------------------    -----------------------------
    YEAR      OVERALL VACANCY (SF)    ABSORPTION  % OF VACANT (SF)    ABSORPTION  % OF VACANT (SF)     ABSORPTION  % OF VACANT (SF)
- -----------   -------------------     ---------------------------    -----------------------------    -----------------------------
    1991               11,217,474      1,008,809             9.0%        525,214             4.7%       1,534,023            13.7%
    1992               10,616,285        244,869             2.3%       (280,903)           -2.6%         (36,034)           -0.3%
    1993                9,779,840        878,298             9.0%        125,458             1.3%       1,003,756            10.3%
    1994                9,914,476        291,926             2.9%       (103,926)           -1.0%         188,000             1.9%
    1995                9,181,632        321,278             3.5%        (26,221)           -0.3%         295,057             3.2%
- -----------   -------------------     ---------------------------    -----------------------------    -----------------------------
   Totals              50,709,707      2,745,180             5.4%      2,244,806             4.4%       2,171,274             4.3%
- -----------   -------------------     ---------------------------    -----------------------------    -----------------------------
- -----------   -------------------     ---------------------------    -----------------------------    -----------------------------

  5-Yr Avg             10,141,941        549,036             5.4%         47,924             0.5%         596,960             5.9%
  2-Yr Avg              9,548,054        306,602             3.2%        (65,074)           -0.7%         241,529             2.5%
5-Yr Median             9,914,476        321,278             3.2%        (26,221)           -0.3%         295,057             3.0%

         OVERALL VACANCY               GREATER AIRPORT AREA               ORANGE (EXCL. AIRPORT)        ORANGE (INCL. AIRPORT)
                                            ABSORPTION                         ABSORPTION                    ABSORPTION

              [GRAPH]                        [GRAPH]                            [GRAPH]                       [GRAPH]



                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

Airport data is relevant because the Orange County Office Market is "driven" by the performance of the Greater Airport Area, which accounts for approximately 50 percent of the county office market. As illustrated on the chart, annual net office absorption figures for all of Orange County peaked during 1991 at 1,534,023 square feet. Year end 1992 net office absorption for the county equalled (36,034) square feet prior to a rebound in the market to 1,003,756 square feet of net office absorption during 1993. The 1994 net office absorption for Orange County equalled 188,000 square feet followed by 295,927 square feet absorbed during 1995. The average annual net office absorption for the county over the most recent five years (1991 through 1995) equals 596,960 square feet.

     Isolating figures for the Greater Airport Area indicates that the majority of net office absorption in the county has occurred within Airport Area office buildings. Of the average annual absorption for the county of 596,960 square feet, 549,036 square feet (92.0%) occurred within Airport Area office buildings. Only 47,924 square feet, or 8.0 percent occurred within the remainder of the County.

     FUTURE SUPPLY

     Office vacancy rates in Orange County in the 20 percent range during the first three years of this decade stalled nearly all new planned office developments. The most recently completed office building within the Orange County Office Market is the build to suit headquarters for State Compensation Fund, which added 216,000 square feet of office supply during the third quarter 1994. Current effective rental rates do not economically justify new construction. There are numerous projects which were previously planned for development within the Orange County Area. However, significant improvement in market conditions and rental rates must occur in order for new construction to become economically feasible and, as a result, development of these buildings has been placed on hold indefinitely.

     CONCLUSION-ORANGE COUNTY OFFICE MARKET

     The Orange County Office Market is currently in the midst of a recovery from the recent recession. Vacancy levels which were in excess of 20 percent during 1991 and 1992 have declined and the county currently has a vacancy rate of 15.5 percent on a direct basis. As a result, some of the well occupied local markets, such as Newport Beach, South County, and Irvine are currently experiencing escalating effective rental rates. Based on the most recent annual absorption figure of 335,339 square feet for 1995 projected forward, the direct vacancy level for the overall Orange County office market would decline to 13.5 percent by year-end 1998.

TRI-FREEWAY OFFICE SECTOR

     The Tri-Freeway Area office sector comprises a portion of the central Orange County area which is generally rectangular. The southerly boundary is the east/west extension of Westminster Boulevard between Harbor Boulevard on the west and Prospect Avenue and the SH-55 Freeway on the east. The northerly boundary is a combination of East La Palma Avenue and State Highway 91. This office sector is comprised of four submarket areas including: Parkcenter, The Stadium Area, The City submarket, and Main


- -------------------------------------------------------------------------------
                                          61

                                    ORANGE COUNTY
                CONSTRUCTION HISTORY CHART OF CLASS A AND B BUILDINGS


                       YEAR                  TOTAL (SF)
                       1980                  1,788,634
                       1981                  3,743,809
                       1982                  2,654,372
                       1983                  2,195,481
                       1984                  1,552,699
                       1985                  4,555,292
                       1986                  5,258,320
                       1987                  4,769,568
                       1988                  3,457,947
                       1989                  4,306,218
                       1990                  2,878,650
                       1991                  2,434,713
                       1992                     27,000
                       1993                    216,156
                       1994                          0
                       1995                          0
                       TOTAL                39,838,859

                       ANNUAL AVG            2,489,929


                    ANNUAL OFFICE BUILDING CONSTRUCTION BAR GRAPH
                                    ORANGE COUNTY

                                       [GRAPH]

                   TRI-FREEWAY OFFICE BUILDING CONSTRUCTION HISTORY
                         STADIUM AREA, THE CITY, & MAIN PLACE


                    THE STADIUM AREA                            THE CITY                                 MAIN PLACE
          -------------------------------------    -------------------------------------    -------------------------------------
  YEAR    # BLDGS.    NRSF   AVAIL. SF   OCC. %    # BLDGS.    NRSF   AVAIL. SF   OCC. %    # BLDGS.  NRSF     AVAIL. SF   OCC. %
- -------   -------------------------------------    -------------------------------------    -------------------------------------
  1961       0           0           0     0.0%       0           0           0     0.0%       1      10,747           0   100.0%
  1962       0           0           0     0.0%       0           0           0     0.0%       1     149,814      50,274    66.4%
  1963       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1964       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1965       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1966       0           0           0     0.0%       0           0           0     0.0%       1      66,791      33,900    49.2%
  1967       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1968       0           0           0     0.0%       0           0           0     0.0%       2     276,870      86,287    68.8%
  1969       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
- -------   -------------------------------------    -------------------------------------    -------------------------------------
  1970       1      28,300           0   100.0%       1     315,500     189,156    40.0%       0           0           0     0.0%
  1971       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1972       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1973       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1974       2      47,391           0   100.0%       1      66,500           0   100.0%       1     185,000      29,311    84.2%
  1975       0           0           0     0.0%       0           0           0     0.0%       1     204,000      64,754    68.3%
  1976       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1977       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1978       2      68,000       8,125    88.1%       1     181,000           0   100.0%       1     100,000           0   100.0%
  1979       3     134,156      22,725    83.1%       1     181,000     101,354    44.0%       0           0           0     0.0%
- -------   -------------------------------------    -------------------------------------    -------------------------------------
  1980       9     369,524      29,222    92.1%       0           0           0     0.0%       0           0           0     0.0%
  1981      10     220,528      50,073    77.3%       0           0           0     0.0%       0           0           0     0.0%
  1982       4     201,241     103,102    48.8%       1     146,300           0   100.0%       0           0           0     0.0%
  1983       1      39,233       8,574    78.1%       0           0           0     0.0%       0           0           0     0.0%
  1984       0           0           0     0.0%       2     179,621     179,621     0.0%       0           0           0     0.0%
  1985       1      47,000           0   100.0%       2     310,085      26,309    91.5%       5     575,785     246,506    57.2%
  1986       5     528,564      62,100    88.3%       0           0           0     0.0%       1      39,656       3,170    92.0%
  1987       2     127,298      86,317    32.2%       3     361,600      53,616    85.2%       1     212,542      21,016    90.1%
  1988       3     573,971      52,236    90.9%       2     503,200      13,330    97.4%       1     350,069      80,769    76.9%
  1989       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
- -------   -------------------------------------    -------------------------------------    -------------------------------------
  1990       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1991       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1992       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1993       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1994       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
  1995       0           0           0     0.0%       0           0           0     0.0%       0           0           0     0.0%
- -------   -------------------------------------    -------------------------------------    -------------------------------------

- -------   -------------------------------------    -------------------------------------    -------------------------------------
 TOTALS     43   2,385,206     422,474    82.3%      14   2,244,806     563,386    74.9%      16   2,171,274     615,987    71.6%
- -------   -------------------------------------    -------------------------------------    -------------------------------------

PRE 80s      8     277,847      30,850    88.9%       4     744,000     290,510    61.0%       8     993,222     264,526    73.4%
 80-85      25     877,526     190,971    78.2%       5     636,006     205,930    67.6%       5     575,785     246,506    57.2%
POST 85     10   1,229,833     200,653    83.7%       5     864,800      66,946    92.3%       3     602,267     104,955    82.6%


                   PRE 1980'S                                   1980 - 1985                             POST 1985

                   [GRAPH]                                        [GRAPH]                                [GRAPH]


                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

Place submarket. The Parkcenter submarket is considered the least prestigious with only one Class A office building (Bentall Executive Center), while The City, The Stadium Area, and Maim Place submarkets include 10 Class A buildings. The Stadium Area includes the highest concentration of Class A office space followed by Main Place and The City.

     The Tri-Freeway Office Sector is the second largest sector in Orange County (the Greater Airport Area is the largest). There are roughly 9.52 million square feet of office space included within this sector of which about 50 percent is considered class "A" and 50 percent class "B" space. Overall vacancy rates in this market have decreased 2.0 percent to 24.3 percent (including sublease space) during the fourth quarter, 1995. The quoted per-square-foot weighted average rental rate for the sector decreased from $16.80 to $16.56 per-square-foot annually or about 1.4 percent over the same three month period.

     Primary market competition for this sector is from the Greater Airport Area Office Sector, which contains over 76 percent Class A office space and is generally recognized as a more prestigious office location. The Greater Airport Area Office Sector was previously considered to be economically prohibitive for the tenant base within the Tri-Freeway Area Office Sector, but an increase in sublease availabilities during 1991-1993, resulted in a decline in rents for direct space, which attracted tenants to this sector from other competitive office markets.

     The table below summarizes the trend in the asking per-square-foot weighted average rental rates (direct availabilities) for both office space within the Tri Freeway Area Office Sector during the past three years.

                              TRI-FREEWAY OFFICE SECTOR
                            WEIGHTED AVERAGE RENTAL RATES
                                      ANNUAL PSF


                      1993         1994       93/94%      1995     94/95%
                     --------     ------      --------    ------   --------
Tri-Freeway Area     $17.28       $17.04       (1.4%)    $16.56     (2.8%)
   Parkcenter Area   $15.24       $15.00       (1.6%)    $14.40     (4.0%)
   Stadium Area      $15.72       $16.44        4.6%     $15.48     (5.8%)
   The City Area     $17.52       $17.16       (2.1%)    $17.16      0.0%
   Main Place Area   $19.56       $19.08       (2.5%)    $18.36     (3.8%)


     COMPETITIVE SUPPLY AND DEMAND

     The chart on an accompanying page summarizes the office building construction history since 1970 for the three major submarkets in the Tri-Freeway Area: The Stadium Area office submarket, The City submarket, and the Main Place Area submarket.

- -------------------------------------------------------------------------------
                                          62

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     The chart indicates that construction activity in the Stadium and The City submarkets has completely ceased since 1988. This trend is consistent with the overall decline in new office development in southern California in general since 1989. The existing oversupply of office space combined with a decline in demand and effective rental rates created an environment in which new office development is economically infeasible.

     PRIMARY COMPETITIVE (CLASS A) PROPERTIES

     There are few good quality Class A buildings in this market area. The chart on the accompanying page summarized the rental and occupancy levels of the 11 Class A quality office buildings included within the Tri-Freeway office sector. The buildings were completed during the period from 1986 through 1994 and have a combined total of 3,352,488 square feet. The most recently completed project was the State Compensation Insurance Fund building, which totals 2126,156 square feet and is roughly 50 percent occupied by State Compensation (overall occupancy is 99 percent.)

     The tenant profile for most Class A buildings in this market area include one major tenant occupying a large block of space and numerous smaller law firms, and other professional firms occupying the remainder of the space.

     The anchor tenants for a cross-section of these competitive buildings are shown below:

          Building                      Major Tenant
          --------                      ------------
          City Tower (A-2)              Liberty Mutual
          Anaheim City Center (A-3)     Cigna
          Executive Tower (A-4)         Santa Fe Pacific Pipeline
          Lincoln Towne Center (A-5)    Aetna
          Nexus City Square (A-6)       Nextel
          Xerox Centre (A-7)            Xerox
          Bentall Executive (A-9)       Liberty Mutual
          Tri-Centre (A-10)             Transamerica

     Ten of the 11 buildings on the chart were completed during the period from 1986 through 1988, with 10 year prelease commitments from major multi-floor tenants. Renewals are pending for many of these major tenants over the next two to three years. Several of these tenants have downsized and or consolidated over the past five to seven years and space requirements upon rollover are anticipated to be more conservative than when leases were originally executed. Specific examples include Admar which is currently in the process of renewing its lease at Benthall Executive Center, and Liberty Mutual. In The City, Transamerica which has vacated 100 percent (90,473 square feet) of its premises at Tri Centre, and Disney which recently vacated roughly 100,000 square feet within three buildings in favor of its new on-campus "Theme Building."

- -------------------------------------------------------------------------------
                                          63

               COMPETITIVE ANAHEIM AREA  (CLASS A)  OFFICE BUILDINGS
            RENTAL AND OCCUPANCY SURVEY FOR THE END OF 4TH QUARTER 1995

                                                 BUILDING INFORMATION
    ITEM       BUILDING NAME /                     NO. OF          AREA    AVG. FLR.  YEAR  AVAILABLE SPACE  (SF)
    NO.        LOCATION                           STORIES          (SF)    AREA (SF)  BUILT   FLOOR(S)      DIRECT   SUBLEASE
- -----------------------------------------------------------------------------------------------------------------------------
ANAHEIM OFFICE SUBMARKET
CLASS A OFFICE PROPERTIES IN CENTRAL ORANGE COUNTY
- -----------------------------------------------------------------------------------------------------------------------------
    A-1     KOLL CENTER ORANGE                       14          275,865    19,705    1988       Ground           0        0
            500 North State College Blvd.                                                        2 - 12      54,850        0
            Orange, CA                                                                           ------      ------   ------
                                                                                                             54,850        0
- -----------------------------------------------------------------------------------------------------------------------------
    A-2     THE CITY TOWER                           20          410,200    20,510    1988       Ground           0        0
            333 City Boulevard West                                                              4 - 21      89,305        0
            Orange, CA                                                                           ------      ------   ------
                                                                                                             89,305        0
- -----------------------------------------------------------------------------------------------------------------------------
    A-3     ANAHEIM CITY CENTER                      10          187,209    18,721    1986       Ground           0        0
            222 South Harbor Blvd.                                                               3 - 10       9,611   12,806
            Anaheim, CA                                                                          ------      ------   ------
                                                                                                              9,611   12,806
- -----------------------------------------------------------------------------------------------------------------------------
    A-4     EXECUTIVE TOWER                          16          360,059    22,504    1987       Ground           0        0
            1100 Town & Country Rd.                                                              4 - 16      30,494        0
            Orange, CA                                                                           ------      ------   ------
                                                                                                             30,494        0
- -----------------------------------------------------------------------------------------------------------------------------
    A-5     LINCOLN TOWN CENTER                      10          212,542    21,254    1987       Ground           0        0
            2677 N. Main Street                                                                   4 - 9      16,364        0
            Santa Ana, CA                                                                        ------      ------   ------
                                                                                                             16,364        0
- -----------------------------------------------------------------------------------------------------------------------------
    A-6     NEXUS CITY SQUARE                        8           178,600    22,325    1987       Ground           0        0
            750/70/90 The City Drive                 4            93,000    23,250                2 - 8      53,750        0
            Orange, CA                               4            93,000    23,250               ------      ------   ------
                                                                 364,600                                     53,750        0
- -----------------------------------------------------------------------------------------------------------------------------
    A-7     XEROX CENTRE                             14          305,230    21,802    1988       Ground       1,132   11,863
            1851 E. First Street                                                                 7 - 15      38,408        0
            Santa Ana, CA                                                                        ------      ------   ------
                                                                                                             39,540   11,863
- -----------------------------------------------------------------------------------------------------------------------------
    A-8     STATE COMP. BUILDING                     8           216,156    27,020    1994       Ground           0        0
            1750 E. Fourth Street                                                                     6           0    2,658
            Santa Ana, CA                                                                        ------      ------   ------
                                                                                                                  0    2,658
- -----------------------------------------------------------------------------------------------------------------------------
    A-9     BENTALL EXECUTIVE CENTER                 10          196,461    19,646    1991       Ground       3,199        0
            1551 North Tustin Avenue                                                              4 - 9       2,183   15,956
            Tustin, CA                                                                           ------      ------   ------
                                                                                                              5,382   15,956
- -----------------------------------------------------------------------------------------------------------------------------
    A-10    TRI-CENTRE                               10          203,599    20,360    1986       Ground           0        0
            333 S. Anita                                                                         2 - 10      14,492   90,473
            Orange, CA                                                                           ------      ------   ------
                                                                                                             14,492   90,473
- -----------------------------------------------------------------------------------------------------------------------------
    A-11    STADIUM TOWERS PLAZA                     12          255,967    21,331    1988       Ground       4,602        0
            2400 E. Katella Avenue                                                               2 - 10      74,871   21,980
            Anaheim, CA                                                                          ------      ------   ------
                                                                                                             79,473   21,980
- -----------------------------------------------------------------------------------------------------------------------------
            MARKET TOTALS                           140        3,352,488    23,946                          393,261  155,736
- -----------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------


                                                         OVERALL      QUOTED               OVERALL     PARKING
    ITEM       BUILDING NAME /                         AVAILABILTY   ANNUAL RENT          OCCUPANCY      PER
    NO.        LOCATION                                   (SF)      PSF       PSF           RATIO     1,000 SF
- ----------------------------------------------------------------------------------------------------------------------------
ANAHEIM OFFICE SUBMARKET
CLASS A OFFICE PROPERTIES IN CENTRAL ORANGE COUNTY
- ----------------------------------------------------------------------------------------------------------------------------
    A-1     KOLL CENTER ORANGE                                                                 80.1%        4.0
            500 North State College Blvd.                TOTAL    $21.00  - $21.00
            Orange, CA                                   54,850
- ----------------------------------------------------------------------------------------------------------------------------
    A-2     THE CITY TOWER                                                                     78.2%        4.0
            333 City Boulevard West                       TOTAL   $19.20  - $19.20
            Orange, CA                                   89,305
- ----------------------------------------------------------------------------------------------------------------------------
    A-3     ANAHEIM CITY CENTER                                                                88.0%        4.0
            222 South Harbor Blvd.                        TOTAL   $12.60  - $18.60
            Anaheim, CA                                  22,417
- ----------------------------------------------------------------------------------------------------------------------------
    A-4     EXECUTIVE TOWER                                                                    91.5%        3.5
            1100 Town & Country Rd.                       TOTAL   $21.00  - $21.00
            Orange, CA                                   30,494
- ----------------------------------------------------------------------------------------------------------------------------
    A-5     LINCOLN TOWN CENTER                                                                92.3%        4.0
            2677 N. Main Street                           TOTAL   $18.00  - $18.00
            Santa Ana, CA                                16,364
- ----------------------------------------------------------------------------------------------------------------------------
    A-6     NEXUS CITY SQUARE                                                                  85.3%        4.0
            750/70/90 The City Drive                      TOTAL   $17.40  - $17.40
            Orange, CA                                   53,750
- ----------------------------------------------------------------------------------------------------------------------------
    A-7     XEROX CENTRE                                          $14.40  - $14.40             83.2%        4.0
            1851 E. First Street                          TOTAL   $19.80  - $19.80
            Santa Ana, CA                                51,403
- ----------------------------------------------------------------------------------------------------------------------------
    A-8     STATE COMP. BUILDING                                                               98.8%        4.0
            1750 E. Fourth Street                         TOTAL   $17.76  - $17.76
            Santa Ana, CA                                 2,658
- ----------------------------------------------------------------------------------------------------------------------------
    A-9     BENTALL EXECUTIVE CENTER                              $19.20  - $19.20             89.1%        4.0
            1551 North Tustin Avenue                      TOTAL   $13.80  - $19.20
            Tustin, CA                                   21,338
- ----------------------------------------------------------------------------------------------------------------------------
    A-10    TRI-CENTRE                                                                         48.4%        4.0
            333 S. Anita                                  TOTAL   $17.40  - $18.00
            Orange, CA                                   104,965
- ----------------------------------------------------------------------------------------------------------------------------
    A-11    STADIUM TOWERS PLAZA                                    N/A   -   N/A              60.4%        N/A
            2400 E. Katella Avenue                        TOTAL     N/A   -   N/A
            Anaheim, CA                                  101,453
- ----------------------------------------------------------------------------------------------------------------------------
            MARKET TOTALS                                548,997                               83.6%
- ----------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------

                      OFFICE BUILDING ACTIVITY CHART

                        ANAHEIM OFFICE BUILDINGS

                                 [CHART]

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     More positive market trends include the recent lease to Santa Fe Pacific Pipeline at Executive Tower. This 65,000 square foot tenant recently relocated from a Los Angeles area submarket, resulting in a significant block of positive net absorption to the area. Disney continues to expand its Orange County operations, and the recently completed on-campus "Theme Building" reportedly does not meet this tenant total space requirement.

     TENANT DEMAND

     The most recent historical gross leasing activity and net absorption levels for the Tri-Freeway Office Sector is summarized below:

                          HISTORICAL GROSS LEASING ACTIVITY
                                   TRI-FREEWAY AREA

                         SF                  SF
     Period         Gross Leasing       Net Absorption
     ------         -------------       --------------
     1994           930,894             (158,639)
     1995           993,841               85,793

     The chart shows that while total gross leasing activity has remained stable during the past two years, the net absorption for the Tri-Freeway market area improved from 1994 to 1995, from negative 158,639 square feet to positive 85,793 square feet.

     RECENT INVESTMENT ACTIVITY - TRI-FREEWAY MARKET AREA

     Four Class A office buildings in this market have been acquired during the period from September, 1994 to September, 1995. The sales involved buildings ranging in size from approximately 180,000 to 360,000 square feet, and per-square-foot prices ranged from about $65 to $105. The occupancy levels at the time of purchase ranged from about 60 percent to 90 percent and overall capital-ization rates, based on contract income in place at the time of sale, ranged from 8.3 percent to 13.0 percent.

WEST COUNTY OFFICE SECTOR

     SUPPLY AND DEMAND TRENDS

     The West County office sector of the larger Orange County Office Market includes the areas/submarkets of Seal Beach, Westminster, Huntington Beach, Fountain Valley, Garden Grove, Los Alamitos/Stanton, and Cypress.

- -------------------------------------------------------------------------------
                                          64

                                     [MAP]



LEGEND

1 Seal Beach
2 Westminster
3 Huntington Beach
4 Fountain Valley
5 Garden Grove
6 Los Alamitos/Stanton
7 Cypress

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     As of the end of the fourth quarter 1995, total inventory within this office sector was 3,901,199 square feet or 7.4 percent of the overall Orange County Office Market. Overall availabilities within the West County sector totalled 696,122 square feet (including sublease space) for an overall vacancy rate of 17.8 percent. This figure represents an increase of 2.3 percentage points from the fourth quarter 1994. The historical vacancy rates for this office sector are summarized below.

                              WEST COUNTY OFFICE SECTOR
                               HISTORICAL VACANCY RATES
                                     1993 - 1995

                              Direct         Overall
                              ------         -------
                    1993      17.1%          17.5%
                    1994      15.1%          15.4%
                    1995      17.8%          17.8%

     Vacancy rates in West County have remained fairly stable over the past three years, within the range from 15.1 to 17.1 percent on a direct basis and from 15.4 to 17.8 percent on an overall basis. The individual submarket direct and overall vacancy rates which comprise the West County office sector are summarized below.

                              WEST COUNTY OFFICE SECTOR
                              VACANCY RATES BY SUBMARKET
                                    1995 YEAR END

                                        Direct         Overall
                                        ------         -------
               Seal Beach                6.0%           6.0%
               Westminster              14.4%          14.4%
               Huntington Beach         21.6%          21.6%
               Fountain Valley          14.6%          14.6%
               Garden Grove             23.8%          23.8%
               Los Alamitos/Stanton     32.1%          32.1%
               Cypress                   7.5%           7.5%

     Direct and overall vacancy rates within the West County office sector are identical within each submarket due to the absence of sublease availabilities. As illustrated on the chart, submarket vacancy rates exhibit a range from 6.0 percent for the Seal Beach office submarket to 32.1 percent for the Los Alamitos/Stanton office submarket. The Huntington Beach submarket is the largest submarket within West County, and has a vacancy rate of 21.6 percent.

     Demand to the West County office sector is driven primarily by larger office uses such as Oakmont Development, Century 21, Freiden Alcatel, Great Western Bank, United Security, Standard Oil, Aquatech, GTE, Pacific Care, Loma Insurance Services, National

- -------------------------------------------------------------------------------
                                          65

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

Health Network, and Touchstone. Trends are for larger size requirements in this market, with current activity strongest in the computer software, health insurance, telecommunications, engineering, and data processing industries. These firms are typically not high-rise office tenants, but tenants desiring open bay space style floorplans, low density office buildouts, overstandard parking, and heavy electrical and data processing capabilities.

     Major employers in the City of Huntington Beach include McDonnell Douglas, the City of Huntington Beach, Cambro, Lucky Stores, Golden West College, Huntington Beach Medical Center, C&D Aerospace, Pacifica Hospital, The Waterfront Hilton Beach Resort, and GTE. The largest employment sectors are Manufacturing (14,369 jobs or about 25% of total employment) and retail trade (15.069 jobs or about 25% of total employment).

     McDonnell Douglas is the largest single employer in Huntington Beach, with 6,300 employees. The majority of these personnel are located at the McDonnell Douglas Headquarters Building at 5301 Bolsa Avenue in the northwesterly portion of the city. The owner-occupied headquarters building is an eight story Class A mid-rise completed by McDonnell Douglas in 1988. The space is excellent quality, but is not included in the office statistics, since it is 100 percent owner occupied.

     The historical gross leasing activity to the West County office sector is summarized on the following chart:

                              WEST COUNTY OFFICE SECTOR
                          HISTORICAL GROSS LEASING ACTIVITY
                                     1993 - 1995

                                        Gross Leasing Activity
                                        ----------------------
                    1993                        314,384 SF
                    1994                        489,953 SF
                    1995                        343,026 SF
                                             -------------
                    Total                     1,174,363 SF
                    Three Year Average          391,454 SF

- -------------------------------------------------------------------------------
                                          66

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

     Gross leasing activity for the West County office sector totalled 1,174,363 square feet during the three years from 1993 through 1995 or an average of 391,454 square feet annually. This figure represents the sum of all direct leasing within the sector excluding tenant lease renewals, which is often significantly greater than net office absorption figures (new tenant demand). The net absorption figures for the office sector are included on the chart below:

                              WEST COUNTY OFFICE SECTOR
                           HISTORICAL NET OFFICE ABSORPTION
                                     1993 - 1995

                                        Net Office Absorption
                                        ---------------------
               1993                           (9,857) SF
               1994                          141,847  SF
               1995                          (93,203) SF
                                             -----------
               Total                          38,787  SF
               Three Year Average             12,929  SF

     The net office absorption figures for the West County office sector varied widely from year to year over the past three years. Total net office absorption from 1993 through 1995 equals 38,787 square feet or an average of 12,929 square feet annually. These figures reflect the slow, but continuing recovery of the West County office sector from the historic high vacancy levels exhibited from 1990 through 1992 (near 20 percent).

     The majority of the tenants who leave this market range in size from 3,000 square feet to 8,000 square feet. Some of these tenants have been relocating to superior quality product in the Greater Airport Area and Tri Freeway office markets over the past three to four years. Large tenants (in excess of 10,000 square feet), in the industries described previously, continue to lease space within the West County office sector. These larger tenants do not require higher-cost Class A office space, and are attracted to this market by the relatively lower cost space available.

     HUNTINGTON BEACH SUBMARKET

     The Huntington Beach office submarket of the West County office sector contains a total of 1,014,519 square feet of office space or 26.0 percent of the total West County office sector. This submarket represents the largest of the seven West County office submarkets (the next largest is Garden Grove with 865,806 square feet). As of the end of 1995, direct and overall availabilities within this submarket equalled 219,035 square feet or 21.6 percent of total inventory. This figure represents a decline of 2.0 vacancy percentage points from the fourth quarter 1994 figure of 23.6 percent and a significant improvement of 7.6 percentage points from year-end 1993 vacancy levels. The historical direct and overall vacancy rates for the Huntington Beach office submarket are shown below:

- -------------------------------------------------------------------------------

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

                          HUNTINGTON BEACH OFFICE SUBMARKET
                               HISTORICAL VACANCY RATES
                                     1993 - 1995

                             Direct         Overall
                             ------         -------
                   1993      28.7%          29.2%
                   1994      23.4%          23.6%
                   1995      21.6%          21.6%

    The chart shows the Huntington Beach office submarket has improved consistently over each of the past three years. The reduction in vacancy of 7.6 percent in the market over the past three years represents the most significant improvement of any Orange County office submarket since the recession. As shown on the chart below, the Huntington Beach submarket typically experiences the largest share of gross leasing activity of the West County office sector, contributing to the improvement in vacancy rates.

                          HUNTINGTON BEACH OFFICE SUBMARKET
                          HISTORICAL GROSS LEASING ACTIVITY
                                     1993 - 1995

                                       Gross Leasing Activity
                                       ----------------------
              1993                      92,863 SF (29.5% of West County)
              1994                     138,177 SF (28.2% of West County)
              1995                     162,108 SF (47.3% of West County)
                                       ----------
              Total                    393,148 SF
              Three Year Average       131,049 SF

    Total gross leasing activity within the Huntington Beach office submarket equalled 393,148 square feet during the three year period from 1993 through 1995 or an average of 131,049 square feet per year. This figure represents 33.5 percent of the three year average gross leasing activity of 391,454 square feet for all of the West County office sector. This is the largest share of gross leasing activity of any submarket within the West County office sector. The chart below summarizes the net office absorption figures for the Huntington Beach submarket over the same period:

                          HUNTINGTON BEACH OFFICE SUBMARKET
                           HISTORICAL NET OFFICE ABSORPTION
                                     1993 - 1995

                                  Net Office Absorption
                                  ---------------------
              1993                     46,655 SF
              1994                     52,420 SF
              1995                     21,131 SF
                                      ----------
              Total                   120,206 SF
              Three Year Average       40,069 SF

- -------------------------------------------------------------------------------
                                          68

                                                    ORANGE COUNTY OFFICE MARKET
- -------------------------------------------------------------------------------

    The data illustrates that the Huntington Beach submarket has experienced fairly strong positive net office absorption figures over the past three years. This is particularly evident when comparing these figures to the larger West County office sector which experienced negative absorption for two of the three years. While the six other West County submarkets may be suffering in terms of tenant demand, the Huntington Beach submarket is performing at a level above the other submarkets in the West County Sector.

    RENTAL RATES
    The chart on the accompanying page summarizes a rental and occupancy survey of 12 office buildings which comprise roughly 85 percent of the total inventory for Huntington Beach. Eight of the 12 buildings are under five stories in height, which is typical of the Huntington Beach office market. The four projects which are rated Class A mid- to high-rise buildings are considered "over improvements" for this marketplace relative to the existing base of tenant demand. Consequently these buildings have fairly high levels of vacancy since most tenants in this market are not interested in high cost/quality office space.

    Per-square-foot rental rates exhibit a range from $12.00 to $18.00 annually on a full service gross basis. Parking is free at 4.0 per 1,000 square feet of net rentable office area and is typically in surface facilities except for the higher quality projects, which offer covered parking. Availabilities exhibit a range in size from 456 to 11,101 square feet and most availabilities are under 3,000 square feet in this market. Typical five year effective rental rates for the high quality office buildings range from $15.60 to $16.80 annually on a full service gross basis. Ten year leases are rare, but when executed typically exhibit per-square-foot rental rates from $18.60 to $19.20 annually on a full service gross basis. Class B buildings exhibit lower rates, but not significantly lower rates since the majority of the market is class B space. Five year per-square-foot effective rental rates for this class of space are usually in the range from $14.40 to $15.00 annually on a full service gross basis. A cross section of signed leasing activity is included in the Addenda.

- -------------------------------------------------------------------------------
                                          69

                    COMPETITIVE HUNTINGTON BEACH OFFICE BUILDINGS


- ---------------------------------------------------------------------------------------------------
                                            BUILDING INFORMATION
ITEM    BUILDING NAME /            NO. OF         AREA     AVG. FLR.  YEAR     AVAILABLE SPACE (SF)
 NO.    LOCATION                   STORIES        (SF)     AREA (SF)  BUILT  FLOOR(S)     DIRECT
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------
HUNTINGTON BEACH OFFICE SUBMARKET
ORANGE COUNTY
- ---------------------------------------------------------------------------------------------------
 H-1 SEACLIFF OFFICE PARK #5          3          53,000        17,667 1989    Ground         1,249
     2100 Main Street                                                              2         2,067
                                                                                   -        ------
     Huntington Beach, CA                                                                    3,316
- ---------------------------------------------------------------------------------------------------
 H-2 SEACLIFF OFFICE PARK #3          2          25,000        12,500 1981    Ground         4,225
     2134 Main Street                                                              2         2,439
                                                                                   -        ------
     Huntington Beach, CA                                                                    6,664
- ---------------------------------------------------------------------------------------------------
 H-3 SEACLIFF OFFICE PARK #2          2          20,000        10,000 1979    Ground         3,084
     2130 Main Street                                                              2         1,376
                                                                                   -        ------
     Huntington Beach, CA                                                                    4,460
- ---------------------------------------------------------------------------------------------------
 H-4 SEACLIFF OFFICE PARK #4          2          19,359         9,680 1979    Ground         5,704
     2124 Main Street                                                              2        12,374
                                                                                   -        ------
     Huntington Beach, CA                                                                   18,078
- ---------------------------------------------------------------------------------------------------
 H-5 WIND RIVER PARK                  3          33,000        11,000 1984    Ground             0
     18141 Beach Boulevard                                                         0             0
                                                                                   -             -
     Huntington Beach, CA                                                                        0
- ---------------------------------------------------------------------------------------------------
 H-6 PETER'S LANDING                  2          31,044        15,522 1979    Ground             0
     16390 Pacific Coast Highway                                                   2         1,206
                                                                                   -        ------
     Huntington Beach, CA                                                                    1,206
- ---------------------------------------------------------------------------------------------------
 H-7 SEAVIEW PLAZA                    4          35,555         8,889 1984    Ground         3,338
     20422 Beach Boulevard                                                     2 - 4         7,858
                                                                               -----        ------
     Huntington Beach, CA                                                                   11,196
- ---------------------------------------------------------------------------------------------------
 H-8 BEACH PLAZA                      4          63,278        15,820 1981    Ground             0
     19671 Beach Boulevard                                                     2 - 4        17,067
                                                                               -----        ------
     Huntington Beach, CA                                                                   17,067
- ---------------------------------------------------------------------------------------------------
 H-9 ONE PACIFIC CENTER              12         188,150        15,679 1987    Ground             0
     7755 Center Avenue                                                       2 - 10        30,112
                                                                              ------        ------
     Huntington Beach, CA                                                                   30,112
- ---------------------------------------------------------------------------------------------------
H-10 ONE PACIFIC PLAZA                6          94,897        15,816 1985    Ground             0
     7711 Center Avenue                                                        2 - 6        10,873
                                                                               -----        ------
     Huntington Beach, CA                                                                   10,873
- ---------------------------------------------------------------------------------------------------
H-11 ONE PACIFIC PLAZA                6          93,024        15,504 1982    Ground             0
     7777 Center Avenue                                                        4 - 5        12,220
                                                                               -----        ------
     Huntington Beach, CA                                                                   12,220
- ---------------------------------------------------------------------------------------------------
H-12 GUARDIAN CENTRE                 14         203,970        14,569 1985    Ground         3,155
     17011 Beach Boulevard                                                    5 - 15        68,929
                                                                              ------        ------
     Huntington Beach, CA                                                                   72,084
- ---------------------------------------------------------------------------------------------------
     MARKET TOTALS                   60         860,277       162,645                      187,276
- ---------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------
                                                  OVERALL          QUOTED          OVERALL  PARKING
ITEM    BUILDING NAME /   AVAILABLE SPACE (SF)  AVAILABILTY      ANNUAL RENT      OCCUPANCY   PER
 NO.    LOCATION                  SUBLEASE        (SF)         PSF         PSF      RATIO   1,000 SF
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------
HUNTINGTON BEACH OFFICE SUBMARKET
ORANGE COUNTY
- ---------------------------------------------------------------------------------------------------
 H-1 SEACLIFF OFFICE PARK #5          0                     $18.00      $18.00     93.7%     4.0
     2100 Main Street                 0            TOTAL    $18.00      $18.00
                                      -
     Huntington Beach, CA             0            3,316
- ---------------------------------------------------------------------------------------------------
 H-2 SEACLIFF OFFICE PARK #3          0                     $15.60      $15.60     73.3%     4.0
     2134 Main Street                 0            TOTAL    $15.60      $15.60
                                      -
     Huntington Beach, CA             0            6,664
- ---------------------------------------------------------------------------------------------------
 H-3 SEACLIFF OFFICE PARK #2          0                     $16.20      $16.20     77.7%     4.0
     2130 Main Street                 0            TOTAL    $16.20      $16.20
                                      -
     Huntington Beach, CA             0            4,460
- ---------------------------------------------------------------------------------------------------
 H-4 SEACLIFF OFFICE PARK #4          0                     $15.60      $15.60     6.6%      4.0
     2124 Main Street                 0            TOTAL    $15.60      $16.80
                                      -
     Huntington Beach, CA             0           18,078
- ---------------------------------------------------------------------------------------------------
 H-5 WIND RIVER PARK                  0                                           100.0%     4.0
     18141 Beach Boulevard            0            TOTAL
                                      -
     Huntington Beach, CA             0                0
- ---------------------------------------------------------------------------------------------------
 H-6 PETER'S LANDING                  0                                            96.1%     4.0
     16390 Pacific Coast Highway      0            TOTAL    $18.00      $18.00
                                      -
     Huntington Beach, CA             0            1,206
- ---------------------------------------------------------------------------------------------------
 H-7 SEAVIEW PLAZA                    0                     $13.20      $13.20     68.5%     4.0
     20422 Beach Boulevard            0            TOTAL    $13.20      $13.20
                                      -
     Huntington Beach, CA             0           11,196
- ---------------------------------------------------------------------------------------------------
 H-8 BEACH PLAZA                      0                                            73.0%     4.0
     19671 Beach Boulevard            0            TOTAL    $12.00      $12.00
                                      -
     Huntington Beach, CA             0           17,067
- ---------------------------------------------------------------------------------------------------
 H-9 ONE PACIFIC CENTER               0                                            76.9%     4.0
     7755 Center Avenue             13,262         TOTAL    $13.80      $18.00
                                    ------
     Huntington Beach, CA           13,262        43,374
- ---------------------------------------------------------------------------------------------------
H-10 ONE PACIFIC PLAZA                0                                            88.5%     4.0
     7711 Center Avenue               0            TOTAL    $16.20      $16.20
                                      -
     Huntington Beach, CA             0           10,873
- ---------------------------------------------------------------------------------------------------
H-11 ONE PACIFIC PLAZA                0                                            86.9%     4.0
     7777 Center Avenue               0            TOTAL    $16.20      $16.20
                                      -
     Huntington Beach, CA             0           12,220
- ---------------------------------------------------------------------------------------------------
H-12 GUARDIAN CENTRE                  0                     $17.40      $17.40     64.7%     4.0
     17011 Beach Boulevard            0            TOTAL    $17.40      $17.40
                                      -
     Huntington Beach, CA             0           72,084
- ---------------------------------------------------------------------------------------------------
     MARKET TOTALS                  13,262       200,538                                   76.7%
- ---------------------------------------------------------------------------------------------------

                     OFFICE BUILDING ACTIVITY CHART
                    HUNTINGTON BEACH OFFICE BUILDINGS
                               [BAR GRAPH]

                                     [MAP]



LEGEND

1 North City
2 North Coast
3 I-15 Corridor
4 South Bay
5 LaJolla/Marina
6 Mission Valley/Kearny Mesa
7 Central City
8 East County
9 Rancho California

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

REGIONAL OVERVIEW

    The San Diego County office market contains nine district areas, each comprised of a series of submarkets. These areas are known as the North City, (which includes UTC) North Coast, I-15 corridor, South Bay, La Jolla/Morena, Kearny Mesa/Mission Valley, Central City, East County and Rancho California office markets. The downtown office submarket is considered to be the primary component of the Central City market area. The nine office market areas are delineated according to location, amenities and overall image. Each area has developed along the path of the County's freeway system, and the building type and tenant appeal has generally corresponded with the proximity to downtown and the University Towne Center (UTC). As these influences are situated in the southwesterly portion of the County, the pattern of development has moved easterly and northerly from these two focal points (with the exception of the South Bay market). Good quality mid to high rise office construction is centralized within a 15 mile radius of downtown San Diego, while low rise business parks predominate in the outlying areas.

    The total San Diego County office inventory (excluding owner-user buildings) as of year-end 1995 was 58,325,238 square feet. The overall vacancy level of 14.6 percent represents continued improvement from the year-end 1993 and 1994 vacancy rates of 15.9 percent and 15.0 percent, respectively. The accompanying chart summarizes the year-end vacancy rates for the San Diego County office market during the period 1986 through 1995.

    The following table summarizes the county-wide absorption trends since
1989.

                   SAN DIEGO COUNTY ABSORPTION

                                            San Diego County
              Year                          Net Absorption (SF)
              ----                          -------------------
              1989                          3,137,000 SF
              1990                          2,009,000 SF
              1991                             24,000 SF
              1992                            826,000 SF
              1993                          1,701,000 SF
              1994                            937,000 SF
              1995                            489,000 SF

    The trend suggested by the absorption data and the absence of new construction has contributed to the recent improvement in county-wide vacancy rates described previously.

    The La Jolla and University Town Center areas present the most significant competition to the downtown office market. Located twelve miles north of downtown, this area includes the beach community of La Jolla and the triangle formed by the I-5 and I-805 Freeways, and Highway 52. The triangle is a master-planned commercial center and residential community, designed to provide a mix of land uses compatible with the long-term goals of the nearby University of California at San Diego (UCSD). The presence of

- -------------------------------------------------------------------------------
                                          70

                              SAN DIEGO COUNTY
                       MARKET & SUBMARKET STATISTICS
                      END OF THE 4TH QUARTER OF 1995


                                                             DIRECT          NET
                                                   DIRECT   VACANCY   ABSORPTION
MARKET / SUBMARKET             INVENTORY   AVAILABILITIES      RATE     YTD 1995
- --------------------------------------------------------------------------------
SAN DIEGO MARKET              58,325,238      8,541,440       14.6%     489,086
- --------------------------------------------------------------------------------
1 South Bay                    2,176,580        195,528        9.0%     (41,224)
2 Central City                16,059,577      2,689,327       16.7%     270,856
3 East County                  2,143,941        284,809       13.3%      11,990
4 Mission Valley/Kearny Mesa  12,558,657      2,160,842       17.2%     (38,105)
5 La Jolla/Morena              2,400,630        334,533       13.9%      87,849
6 North City                  12,801,915      1,584,187       12.4%      98,473
7 I-15 Corridor                4,768,885        669,841       14.0%      25,512
8 North Coast                  5,415,053        622,373       11.5%      73,735
- --------------------------------------------------------------------------------
TOTAL                         58,325,238      8,541,440       14.6%     489,086
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------



                      SUBMARKET SIZE COMPARISON CHART


                              [PIE CHART]





                        AVAILABILITIES BAR GRAPH


                              [CHART]

- ------------------------------------------------------------------------------
                      INVENTORY / ABSORPTION / VACANCY
                       SAN DIEGO COUNTY OFFICE SPACE
- ------------------------------------------------------------------------------
                             1989 to 1995
- ------------------------------------------------------------------------------
          YEAR   ABSORPTION     INVENTORY    VACANCY    OCCUPANCY %
          ----   ----------    -----------   -------    -----------
          1989   3,137,843     52,698,740   8,150,454      84.5%
          1990   2,009,952     54,835,805   9,532,741      82.6%
          1991      24,220     57,141,662  11,083,110      80.6%
          1992     826,544     57,888,025  10,795,125      81.4%
          1993   1,700,696     57,907,188   9,283,036      84.0%
          1994     936,681     58,180,491   8,700,508      85.0%
          1995     489,086     58,325,238   8,541,440      85.4%
- -----------------------------------------------------------------------------
         TOTAL   9,125,022    396,977,149  66,086,414      83.4%
- -----------------------------------------------------------------------------
    ANNUAL AVG   1,303,575     56,711,021   9,440,916      83.4%




                         NET ABSORPTION

                           [BAR GRAPH]





                      INVENTORY BAR GRAPH

                           [BAR GRAPH]

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

the University, several hospitals and health research facilities (including Scripps Institute), and the proximity to the prestigious residential communities of La Jolla, Del Mar, and Rancho Santa Fe, have provided an attractive alternative to downtown as an office location. The existing office supply in this market is 5.6 million square feet. With the exception of one building, all office space within the UTC has been built since 1979, and the buildings are generally of Class A quality. Although many of the developments are low to mid-rise, the increasing land costs during the past decade created a trend toward mid to high-rise construction. The office rental rates are higher than is typical in downtown San Diego, and a number of national firms located within the UTC submarket in recent years rather than downtown: Kodak, IBM, 3M, Nissan Design, TRW, Science Applications Inc., FHP Inc., San Diego Financial and NCR.

    Mission Valley and Kearny Mesa, located within 10 miles easterly of downtown San Diego, are substantial office markets containing 12.5 million square feet of office space. These markets provide average to good quality, less expensive office space for tenants who do not desire a downtown location. The year-end 1995 vacancy rates in these markets was 17.2 percent.

    DOWNTOWN OFFICE MARKET

    The downtown office market is the largest office submarket in San Diego county. The current tenant mix includes regional headquarters for financial institutions, law firms and accounting firms. A significant tenant demand has also been from the city and county of San Diego. The downtown office market has been developed in cycles, with the majority of the buildings constructed during four periods in this century.

              1890-1929:     Nearly one million square feet of office space was
              constructed during this period, including the first high rise office buildings in San Diego. The San Diego Trust and Savings, Home Federal, Centre City, and Fifth and Broadway buildings were the most prominent projects constructed during this period. The Great Depression halted nearly all office construction, and less than 80,000 square feet of office space was built between 1930 and 1959.

              1960-1966:     Nearly 965,000 square feet of office space was
              constructed during this period, including four new office towers:
              California First Bank, Great Western (formerly Home Tower), the Chamber, and the Executive Buildings.

              1969-1975:     Approximately 1.7 million square feet of space was
              added to the downtown office inventory during this period, including four new

- -------------------------------------------------------------------------------
                                          71

                            DOWNTOWN SAN DIEGO
             CONSTRUCTION HISTORY CHART OF CLASS A AND B BUILDINGS


                     --------------------------------
                     --------------------------------
                         YEAR            TOTAL (SF)
                     --------------------------------
                         1961             161,968
                         1963             167,928
                         1963             324,327
                     --------------------------------
                         1966             237,066
                         1969             426,747
                         1971             318,324
                     --------------------------------
                         1972             266,954
                         1974             331,411
                         1975             330,173
                     --------------------------------
                         1982             272,571
                         1982             385,648
                         1982             532,967
                     --------------------------------
                         1982             543,019
                         1984             465,427
                         1985             171,465
                     --------------------------------
                         1989             341,856
                         1989             528,000
                         1990             135,000
                     --------------------------------
                         1990             343,145
                         1990             356,610
                         1991             555,282
                     --------------------------------
                        TOTAL           7,195,888
                     --------------------------------
                     --------------------------------

                      ANNUAL AVG          342,661





               ANNUAL OFFICE BUILDING CONSTRUCTION BAR CHART
                           DOWNTOWN SAN DIEGO


                                [CHART]

                                     [MAP]

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

              high-rise buildings: The Bank of California, Tower Great American, Security Pacific Bank, and the former Union Bank building.

              1980-1985:     Six high-rise office buildings with a combined
              rentable area of about 2.4 million square feet were completed during this period, including the Wells Fargo, Imperial Bank, and First Interstate Bank Buildings. No new development occurred during the period from 1986 to 1988.

              1989-1991:     Six high-rise buildings with a combined rentable
              area of approximately 5.5 million square feet were completed during this period, including two major mixed-use projects Emerald Shapery Center and Symphony Towers. The development of these buildings generally expanded the class A office market westerly of the "B" Street financial corridor. The One America Plaza building, a 34-story tower containing approximately 570,000 square feet, was completed in 1991 and represents the last building developed during the most recent cycle in downtown San Diego. This building has achieved an occupancy level of only 60 percent roughly three years after completion.

    The downtown area is situated near the most southwesterly portion of the region. It does not benefit from the appeal of a convenient, centralized location, and has not captured the significant share of corporate tenants typically headquartered in the downtown central business district in major cities throughout the country. Many of these tenants have selected either the UTC submarket, which is closer to the executive housing base, or the less expensive inland office markets such as Mission Valley. The downtown San Diego office market appeals primarily to tenants who require the "downtown" identity or proximity to government centers and courts.

    DOWNTOWN OFFICE SUPPLY

    The downtown submarket is one of the five office submarkets that comprise the larger Central City market area. The larger Central City market area contained 16,788,930 square feet as of year-end 1995. The Central City office market includes the submarkets of Downtown, Uptown, Old Town/Sports Arena, South City and East City. The Downtown submarket contains 11,687,102 total square feet of office area, or 70 percent of the total Central City supply. As of year-end 1995 the Downtown submarket had an overall vacancy rate of 17.9 percent. Of the total office supply in the Downtown submarket, there are 21 high-rise office buildings completed since 1960 that are considered the most directly

- -------------------------------------------------------------------------------
                                          72

                                COMPETITIVE SAN DIEGO OFFICE BUILDINGS

- ---------------------------------------------------------------------------------------------------
                                                       BUILDING INFORMATION              AVAILABLE
ITEM    BUILDING NAME /                    NO. OF               AREA   AVG. FLR.   YEAR  SPACE (SF)
 NO.    LOCATION                           STORIES              (SF)   AREA (SF)   BUILT   DIRECT
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------
DOWNTOWN SAN DIEGO
COMPETITIVE OFFICE BUILDINGS
- ---------------------------------------------------------------------------------------------------
 D-1 ONE AMERICA PLAZA                       34               555,282      16,332   1991   158,357
     600 West Broadway
- ---------------------------------------------------------------------------------------------------
 D-2 550 CORPORATE CENTER                    20               343,145      17,157   1990    24,249
     550 West C Street
- ---------------------------------------------------------------------------------------------------
 D-3 EMERALD PLAZA                           30               356,610      11,887   1990    71,700
     400 West Broadway
- ---------------------------------------------------------------------------------------------------
 D-4 COLUMBIA SQUARE                         13               135,000      10,385   1990     9,040
     1230 Columbia Street
- ---------------------------------------------------------------------------------------------------
 D-5 KOLL CENTER I                           21               341,856      16,279   1989    26,242
     501 West Broadway
- ---------------------------------------------------------------------------------------------------
 D-6 SYMPHONY TOWERS                         34               528,000      15,529   1989     6,215
     750 B Street
- ---------------------------------------------------------------------------------------------------
 D-7 JOHN BURNHAM BUILDING                   19               171,465       9,024   1985     7,640
     610 West Ash Street
- ---------------------------------------------------------------------------------------------------
 D-8 FIRST INTERSTATE PLAZA                  23               465,427      20,236   1984   121,269
     401 B Street
- ---------------------------------------------------------------------------------------------------
 D-9 WELLS FARGO                             20               385,648      19,282   1982     6,073
     101 W. Broadway
- ---------------------------------------------------------------------------------------------------
D-10 FIRST NATIONAL BANK                     27               532,967      19,740   1982    87,520
     401 A Street
- ---------------------------------------------------------------------------------------------------
D-11 IMPERIAL BANK BUILDING                  24               543,019      22,626   1982    92,759
     701 B Street
- ---------------------------------------------------------------------------------------------------
D-12 BANK OF AMERICA BUILDING                20               272,571      13,629   1982     2,350
     450 B Street
- ---------------------------------------------------------------------------------------------------
D-13 HOME SAVINGS TOWER                      22               330,173      15,008   1975    42,916
     225 Broadway
- ---------------------------------------------------------------------------------------------------
D-14 600 B STREET                            24               331,411      13,809   1974    14,849
     600 B Street
- ---------------------------------------------------------------------------------------------------
D-15 CIVIC CENTER BUILDING                   18               266,954      14,831   1972    42,815
     1200 Third Avenue
- ---------------------------------------------------------------------------------------------------
D-16 BANK OF CALIFORNIA                      18               318,324      17,685   1971   182,711
     110 West A Street
- ---------------------------------------------------------------------------------------------------
D-17 525 B STREET BUILDING                   22               426,747      19,398   1969   125,216
     525 B Street
- ---------------------------------------------------------------------------------------------------
D-18 UNION BANK BUILDING                     24               237,066       9,878   1966    24,782
     530 B Street
- ---------------------------------------------------------------------------------------------------
D-19 EXECUTIVE COMPLEX                       25               324,327      12,973   1963    27,602
     1010 Second Avenue
- ---------------------------------------------------------------------------------------------------
D-20 CHAMBER BUILDING                        23               167,928       7,301   1963    24,349
     110 West C Street
- ---------------------------------------------------------------------------------------------------
D-21 GREAT WESTERN                           18               161,968       8,998   1961   109,570
     707 Broadway
- ---------------------------------------------------------------------------------------------------
     MARKET TOTALS                           479            7,195,888     311,986        1,208,224
- ---------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------
                                   AVAILABLE    OVERALL          QUOTED          OVERALL  PARKING
ITEM    BUILDING NAME /            SPACE (SF) AVAILABILTY      ANNUAL RENT       VACANCY  RATIO /
 NO.    LOCATION                    SUBLEASE     (SF)        PSF        PSF       RATIO   1,000 SF
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------
DOWNTOWN SAN DIEGO
COMPETITIVE OFFICE BUILDINGS
- ---------------------------------------------------------------------------------------------------
 D-1 ONE AMERICA PLAZA                  0         158,357  $21.00  -  $30.00      71.5%    2.00
     600 West Broadway
- ---------------------------------------------------------------------------------------------------
 D-2 550 CORPORATE CENTER               0          24,249  $19.20  -  $19.80      92.9%    2.00
     550 West C Street
- ---------------------------------------------------------------------------------------------------
 D-3 EMERALD PLAZA                      0          71,700  $18.00  -  $27.00      79.9%    1.00
     400 West Broadway
- ---------------------------------------------------------------------------------------------------
 D-4 COLUMBIA SQUARE                    0           9,040  $16.20  -  $16.20      93.3%    1.70
     1230 Columbia Street
- ---------------------------------------------------------------------------------------------------
 D-5 KOLL CENTER I                      0          26,242  $16.20  -  $20.40      92.3%    2.00
     501 West Broadway
- ---------------------------------------------------------------------------------------------------
 D-6 SYMPHONY TOWERS                    0           6,215  $18.00  -  $24.00      98.8%    1.25
     750 B Street
- ---------------------------------------------------------------------------------------------------
 D-7 JOHN BURNHAM BUILDING              0           7,640  $15.00  -  $16.80      95.5%    4.00
     610 West Ash Street
- ---------------------------------------------------------------------------------------------------
 D-8 FIRST INTERSTATE PLAZA             0         121,269  $17.40  -  $23.40      73.9%    1.30
     401 B Street
- ---------------------------------------------------------------------------------------------------
 D-9 WELLS FARGO                        0           6,073  $17.40  -  $22.20      98.4%    2.00
     101 W. Broadway
- ---------------------------------------------------------------------------------------------------
D-10 FIRST NATIONAL BANK                0          87,520  $17.40  -  $19.80      83.6%    1.00
     401 A Street
- ---------------------------------------------------------------------------------------------------
D-11 IMPERIAL BANK BUILDING             0          92,759  $15.60  -  $18.00      82.9%     .70
     701 B Street
- ---------------------------------------------------------------------------------------------------
D-12 BANK OF AMERICA BUILDING        13,500        15,850  $15.60  -  $16.20      94.2%     .70
     450 B Street
- ---------------------------------------------------------------------------------------------------
D-13 HOME SAVINGS TOWER                 0          42,916  $16.80  -  $19.80      87.0%    2.00
     225 Broadway
- ---------------------------------------------------------------------------------------------------
D-14 600 B STREET                       0          14,849  $13.20  -  $17.40      95.5%    2.00
     600 B Street
- ---------------------------------------------------------------------------------------------------
D-15 CIVIC CENTER BUILDING              0          42,815  $13.20  -  $15.00      84.0%    1.00
     1200 Third Avenue
- ---------------------------------------------------------------------------------------------------
D-16 BANK OF CALIFORNIA                 0         182,711  $13.80  -  $15.60      42.6%    1.00
     110 West A Street
- ---------------------------------------------------------------------------------------------------
D-17 525 B STREET BUILDING              0         125,216  $16.80  -  $19.20      70.7%    1.00
     525 B Street
- ---------------------------------------------------------------------------------------------------
D-18 UNION BANK BUILDING                0          24,782  $15.60  -  $17.40      89.5%    1.00
     530 B Street
- ---------------------------------------------------------------------------------------------------
D-19 EXECUTIVE COMPLEX                  0          27,602  $13.20  -  $15.60      91.5%    1.00
     1010 Second Avenue
- ---------------------------------------------------------------------------------------------------
D-20 CHAMBER BUILDING                   0          24,349  $12.48  -  $13.80      85.5%    1.30
     110 West C Street
- ---------------------------------------------------------------------------------------------------
D-21 GREAT WESTERN                      0         109,570  $10.80  -  $13.20      32.4%    4.60
     707 Broadway
- ---------------------------------------------------------------------------------------------------
     MARKET TOTALS                   13,500      1,221,724                        83.0%
- ---------------------------------------------------------------------------------------------------

                      OFFICE BUILDING ACTIVITY CHART
                       SAN DIEGO OFFICE BUILDINGS
                              [BAR GRAPH]

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

competitive Class A properties. The survey on an accompanying page summarizes the pertinent characteristics of existing primary competitive high rise office supply. The 21 buildings were completed during the period from 1963 to 1991, and contain a combined rentable area of 7,195,888 square feet. The year-end, 1995 overall (combined) occupancy level for the competitive buildings is 83 percent.

    DOWNTOWN RENTAL RATES

    The exhibit covering the 21 high-rise buildings in the downtown market presents the data in order of the year of completion. There are three primary "tiers" of high rise office buildings in the downtown market. The first tier includes the premier Class A assets completed during the period from 1989 to 1991 (refer to D-1 through D-6). These buildings represent generally the best quality office space in the downtown market and have current quoted rental rates ranging from $16.20 to $30.00 per-square-foot annually full service gross. The second tier of office buildings includes the building completed during the first portion of the 1980's (D-7 through D-12), and represent generally good quality office properties. Current quoted rental rates for these buildings range from $15.00 to $22.20 per-square-foot annually. The third tier of office buildings includes the properties developed during the period from the early 1960's through the 1970's (D-13 through D-21). Several of these properties have been renovated or are undergoing renovation, and some contain asbestos and are not in full compliance with the city's fire/life safety and handicap access ordinances. For several of these assets the capital improvements required to prepare the space for tenant occupancy are not justified by the current achievable rental rates. This category generally represents a lower cost alternative the to superior Class A assets, and current quoted rental rates range from $10.80 to $19.20 per-square-foot annually, with the upper end of the range corresponding to substantially renovated buildings.

    An accompanying exhibit includes details of 10 leases signed for space in a range of competitive downtown San Diego office buildings during the second half of 1995. The lease terms range from three to 10 years in length, and have effective rental rates (average rent over the lease term net of free rent and including set increases) from $12.00 to $20.40 per-square-foot annually, full service gross (FSG). As shown on the chart, the weighted average effective rental rate for the 10 leases is $17.19 per-square-foot annually.

    DOWNTOWN ABSORPTION

    The downtown office submarket experienced a positive net absorption during 1995 of 273,777 square feet, which represented a sharp increase from the 1994 net absorption of NEGATIVE 45,192 square feet. A substantial portion of the positive 1995 absorption is attributable tot he change in ownership and realignment of Emerald Shapery Center, which experienced 71,700 square feet of positive new absorption during 1995, or 26.2 percent of the new absorption in this market. The absorption trend for office space in downtown San Diego during the past 10 years is summarized below.

- -------------------------------------------------------------------------------

                               SAN DIEGO DOWNTOWN
                          SUMMARY OF COMPARABLE LEASES
                          PROFESSIONAL OFFICE TENANTS

                                                   Initial
  Item                 Date of  Rounded            Analyst      Adjust-  Expense  Concession Effective Annual
   No.     Market      Lease   Area (SF)    Term   Rent (PSF)    ments    Basis    Comments     PSF Rent
- -------------------------------------------------------------------------------------------------------------
   SD-1   Downtown    Oct-95    2,300     5 years   $13.20       3%/Yr    FSG       None         $13.92
                                                                                 $12.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-2   Downtown    Aug-95   18,400    10 years  $23.40        Flat     FSG       None         $16.32
                                                                                 $15.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-3   Downtown    Jul-95   2,200     10 years  $13.20       3%/Yr     FSG       None         $16.68
                                                                                 $8.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-4   Downtown    Sep-95   1,500      5 years   $16.80        Flat     FSG       None         $16.80
                                                                                 $28.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-5   Downtown    Sep-95   9,000      7 years   $22.20        Flat     FSG    12 months       $19.08
                                                                                 $5.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-6   Downtown    Apr-95  19,000     10 years  $18.60       Fixed     FSG       None         $20.40
                                                                  N/A            $15.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-7   Downtown    Dec-95   5,024      5 years   $10.80       3%/YR     FSG       None         $12.00
                                                                                 $10.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-8   Downtown    Nov-95   7,800      6 years   $14.40    $0.05/YR     FSG     3 months       $15.60
                                                                                 $6.00 TIA
- -------------------------------------------------------------------------------------------------------------
   SD-9   Downtown    Nov-95  19,849       3 years   $17.40        Flat     FSG       None         $17.40
                                                                                 $7.50 TIA
- -------------------------------------------------------------------------------------------------------------
  SD-10   Downtown    Oct-95   7,351       5 years   $15.00        Flat     FSG       None         $14.64
                                                                                 $9.00 TIA
- -------------------------------------------------------------------------------------------------------------

                               WEIGHTED AVERAGE EFFECTIVE RENTAL RATE = $17.19

- ------------------------------------------------------------------------------
                        INVENTORY / ABSORPTION / VACANCY
                        SAN DIEGO DOWNTOWN OFFICE SPACE
- ------------------------------------------------------------------------------
                                 1986 to 1995
- ------------------------------------------------------------------------------

       Year     Absorption        Inventory           Vacancy     Occupancy %
       1986      433,763          9,193,489          1,501,439       83.7%
       1987      423,697          9,160,593            949,136       89.6%
       1988      289,881          9,422,193            962,950       89.8%
       1989      772,010         10,815,863          1,566,804       85.5%
       1990      196,475         11,103,699          1,853,475       83.3%
       1991      176,451         11,812,339          2,290,093       80.6%
       1992     (254,970)        11,830,874          2,451,789       79.3%
       1993      201,334         11,809,408          2,288,540       80.6%
       1994      (45,192)        11,750,081          2,329,344       80.2%
       1995      273,498         11,687,102          2,089,300       82.1%
- ------------------------------------------------------------------------------
       Total   2,466,947        108,586,641         18,282,870       83.2%
- ------------------------------------------------------------------------------
  ANNUAL AVG     246,695         10,858,664          1,828,287       83.2%

                   NET ABSORPTION
                       [CHART]

                   INVENTORY BAR GRAPH
                       [CHART]

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

                   Net SF
    Year           Office Absorption
    ----           -----------------
    1986              433,763
    1987              423,697
    1988              289,881
    1989              772,010
    1990              196,475
    1991              176,451
    1992           (  254,970)
    1993              201,334
    1994           (   45,192)
    1995              273,777
                   ----------
    Total           2,467,226

Average 1986-1995:      246,723SF
Average 1990-1995:       91,313SF

    The chart indicates that absorption levels in the downtown office market declined sharply since the end of the last decade. The average annual net office absorption of about 91,313 square feet during the six-year period from 1990 through 1995 compares with the average annual absorption during the last four years of the past decade (1986 through 1989) of about 480,000 square feet.

    The net absorption levels reflect in part the substantial increase in new supply in alternative, emerging San Diego County markets such as UTC, Mission Valley, and Kearny Mesa, as well as the slowdown in the local and regional economy which began in the second half of 1990. The economic downturn has negatively impacted the businesses that have formed the primary demand base for space in the downtown market. Several financial institutions, including Home Federal, Great American Savings, Imperial Savings, and Security Pacific Bank have either become insolvent or have merged with other institutions during the past three years. The three savings and loans cited above were headquartered in downtown San Diego and their difficulties have resulted in the loss of about 4,000 executive level positions since 1990. The result has been a significant reduction in the direct office space requirements of these and other financial institutions as well as a corresponding decline in demand from ancillary businesses such as legal and accounting firms which provided support services to the financial institutions. Home Savings acquired Coast Savings, and the merger of Security Pacific and Bank of America has resulted in the consolidation of the employees in the two headquarters buildings either owned (Bank of America) or controlled (Security Pacific) by these two entities in the downtown San Diego market.

    An analysis of the historical office building construction trends in the downtown market demonstrate an almost "classical" example of development cycles. The market has historically experienced three- to four-year periods of new development and oversupply in response to indications of tightening. The recent excess supply and depressed market conditions are similar conceptually to the mid-1980's, following the

- -------------------------------------------------------------------------------
                                          74

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

completion of six high rise buildings totalling about 2.35 million square feet during the period 1982 through 1985. The historical data we reviewed covering the larger Central City office market prior to 1986 indicates the following overall vacancy levels during the period from 1975 through 1985.

    Year           Vacancy
    ----           -------
    1975            19.3%
    1976            23.0%
    1977            19.1%
    1978            13.4%
    1979             9.3%
    1980             5.5%
    1981             4.1%
    1982            27.0%
    1983            24.7%
    1984            23.4%
    1985            27.9%

     The sharp increase in vacancy rates during the first five years of the last decade resulted from the substantial new supply completed during the same period. As noted previously the imbalance in supply and demand effectively halted new development for a four-year period, which permitted market conditions to tighten and a new development cycle to commence. The exhibit on the facing page shows the trend in supply, absorption, and vacancy rates in the downtown submarket during the 10-year period 1986 through 1995. The chart indicates that the halt in new development following 1985 permitted the vacancy levels to decline to about 10 percent prior to a new development cycle from 1989 to 1991. The "recovery" cycle since the last major property was completed in 1991 has had only a minimal affect on vacancy levels prior to 1995 due to the decline in absorption. The economic recession and the emergence of competitive, alternative office markets suggests that the downtown market will require a longer recovery period than during previous cycles. The current market imbalance between supply and demand has been intensified by changes in the local and regional economy which may have long term implications for property owners. The consolidation within the financial institutions such as commercial banks and insurance companies have led to a reduction in office space requirements. Accounting and law firms have also been impacted by the increasing cost containment policies of a shrinking client base. Advances in communication and information technologies have made it possible for service firms to improve productivity while maintaining leaner staffing levels.

     On the supply side of the office market in downtown San Diego, the current minimal new demand and the low rental rates have created an environment in which new development is not economically feasible, and the marketplace generally anticipates that new development (excluding owner user buildings) will not be feasible for a number of years. Unlike many other areas of southern California, San Diego has not legislated particularly restrictive development constraints in the downtown market area, and there is virtually an "unlimited" amount of vacant or effectively vacant land potentially available for

- -------------------------------------------------------------------------------
                                          75

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

new commercial development. Many of the projects previously proposed for new office development have been abandoned by the developers during the past three years, however, and the limited recent sale and marketing activity of land sites in the downtown market have involved primarily parking lots acquired based on the income potential for the parking operation.

     TENANT MIX

     The primary source of tenants from the private sector in the downtown market is business services, and within this group the most significant source of tenant is legal services. As of year-end 1992 there were approximately 340 legal firms leasing nearly 2.2 million square feet of space in the downtown market, or about 30 percent of the total leased area. The 20 largest law firms in San Diego County have downtown locations, including the largest firm Gray, Cary, Ames & Frye, which leases about 100,000 square feet in the First Interstate bank building. Other major firms in the downtown market include Luce Forward, et al (recently relocated to One America Plaza), Latham Watkins (a tenant in the Imperial Bank building on B Street), Musick Peeler (Home Savings), Neil, Dymott (Exchange Complex) and Ault Deuprey et al (42,000 square feet in Emerald Shapery).

     The Finance, Insurance, Real Estate sector (FIRE) of employment accounted for about 25 percent of the total occupied area as of the beginning of 1993. The largest component of the tenant base within the FIRE sector are depository institutions, which accounted for nearly 15 percent of the total occupied space in the downtown market. There were 47 depository institutions in the market with an average space requirement of about 22,000 square feet, which was the largest average size of any downtown tenant group. Companies in the communications industry accounted for only 320,000 square feet of occupied space. The largest single user in this category is AT &T, which has offered much of its premises in the Symphony Towers building for sublease.

     As noted previously the demand from the private sector tenant base in the downtown market has declined substantially during the past three years. The diminishing space requirements by many users has created a very competitive environment for landlords, and the landlords of newer class A buildings have been willing to accept zero or negative net present value leases in order to cover operating expenses. Several of the major lease deals during the past two years have involved tenants relocating to superior space in newer buildings.

     A recent major private sector lease involved Harcourt and Brace, who leased about 80,000 square feet in 525 "B" Street during 1993. The primary source of new tenant demand in the downtown market during the past four years has been from government or quasi-government tenants, however. The City of San Diego negotiated new leases for roughly 500,000 square feet in three older downtown buildings during 1991-1992 (Executive Complex, the previous Security Pacific headquarters building, and the former Great American Bank Building at 600 B Street. Another major government transaction involves a build-to-suit project on the former Bentall site (currently under construction) for a new county courthouse and offices for the staffs of the county marshall, district attorney, grand jury, law review board, and probation department. The decision to develop a new

- -------------------------------------------------------------------------------
                                          76

                                                        SAN DIEGO OFFICE MARKET
- -------------------------------------------------------------------------------

project for these facilities rather than lease less expensive existing space will result in the addition of 400,000 square feet to the market rather than the net absorption of completed space.

     Other government tenants recently in the market for space in downtown San Diego include the IRS fraud division (which signed for about 20,000 square feet in the 701 B Street building), the County Water Authority, the FBI, the Border Patrol, U.S. Customs, and other city and county offices. The demand from these tenants has been largely satisfied during the past two years with the three major city leases and the build-to-suit project discussed above. San Diego Gas & Electric relocated from its premises in the Bank of California building (110 A Street) to its master leased building on Ash Street in the downtown submarket.

     CONCLUSIONS

     The downtown San Diego office market is currently in a cycle of high vacancy and limited demand that has shown improvement during 1995. The potential tenant base has been somewhat limited in recent years primarily to government tenants and law firms, and the near-term demand from these tenants appears to have been largely satisfied. The emergence of alternative markets during the past decade, particularly the UTC market, which is more prestigious, and the Mission Valley and Kearny Mesa markets, which offer more favorable economic terms, has diluted the tenant base at a more rapid pace than the growth in demand. The absence of new office development throughout the county should permit a gradual recovery in occupancy levels and rental rates over the next few years, however, assuming a reasonable economic recovery for the region. The UTC submarket has tightened during the past two years, and the Mission Valley and Kearny Mesa submarkets have shown recent signs of improvement as well, particularly for larger blocks of space. The improvement in these markets should eventually result in rental increases, which theoretically will benefit the downtown market as well. While the timing for improved market conditions downtown is uncertain, the current economic climate is showing signs of strengthening in some sections of San Diego County, and the downtown submarket should benefit from overflow demand as other markets tighten.

- -------------------------------------------------------------------------------
                                          77

                                                                         ADDENDA
- --------------------------------------------------------------------------------



                                PEER BUILDING ANALYSIS

                                 SUBMARKET LEASE DATA

                            OFFICE BUILDING SALES SUMMARY



- --------------------------------------------------------------------------------
                                          78

                              PEER BUILDING ANALYSIS

                   Skyview Center I     6033 West Century Boulevard


- -------------------------------------------------------------------------------------------------------
                                        Building Information
Item    Building Name /           No of       Area     Avg  Flr    Year        Available Space (SF)
 No.    Location                  Stories     (SF)     Area (SF)   Built    Floor(s)  Direct   Sublease
- -------------------------------------------------------------------------------------------------------
 A-1 CENTROPLEX #7                     4     236,311     59,078    1981     Ground          0       0
     5721 West Century Boulevard                                                 0          0       0
                                                                              ----       ----   -----
                                                                                 0          0       0
- -------------------------------------------------------------------------------------------------------
 A-2 SKYVIEW CENTER II                11     196,205     17,837    1987     Ground          0       0
     6053 West Century Boulevard                                              5-11     28,678       0
                                                                              ----     ------   -----
                                                                                       28,678       0
- -------------------------------------------------------------------------------------------------------
 A-3 LOS ANGELES AIRPORT CENTER II    14     213,974     15,284    1964     Ground        860       0
     5959 West Century Boulevard                                              2-14     69,267       0
                                                                              ----     ------   -----
                                                                                       70,127       0
- -------------------------------------------------------------------------------------------------------
 A-4 CONTINENTAL PARK                  4     108,000     27,000    1984     Ground          0       0
     841 Apollo Street                                                           3      4,848       0
                                                                              ----     ------   -----
                                                                                        4,848       0
- -------------------------------------------------------------------------------------------------------
 A-5 XEROX CENTRE II                  12     245,000     20,417    1987     Ground          0       0
     1960 Grand Avenue                                                           0      7,652       0
                                                                              ----     ------   -----
                                                                                        7,652       0
- -------------------------------------------------------------------------------------------------------
 A-6 THE PLAZA AT CONTINENTAL PARK     8     406,258     67,710    1982     Ground     39,453       0
     2101/2121/2141 Rosecrans Ave                                              1-5     90,913       0
                                                                              ----    -------   -----
                                                                                      130,366       0
- -------------------------------------------------------------------------------------------------------
 A-7 KILROY AIRPORT CNTR II-TOWER V   12     300,000     25,000    1983     Ground          0       0
     2250 Imperial Highway                                                     2-8     58,733       0
                                                                              ----     ------   -----
                                                                                       58,733       0
- -------------------------------------------------------------------------------------------------------
 A-8 KILROY AIRPORT CNTR II-TOWER VI  12     280,000     23,333    1983     Ground          0       0
     2260 Imperial Highway                                                       0          0       0
                                                                              ----     ------   -----
                                                                                            0       0
- -------------------------------------------------------------------------------------------------------
 A-9 PACIFIC CONCOURSE (BLDG 2)        4      91,400     22,850    1989     Ground          0       0
     5230 Pacific Concourse Drive                                              1-4      8,871   1,985
                                                                              ----     ------   -----
                                                                                        8,871   1,985
- -------------------------------------------------------------------------------------------------------
A-10 PACIFIC CONCOURSE (BLDG 3)        3      68,234     22,745    1989     Ground      2,559       0
     5245 Pacific Concourse Drive                                                2     12,451       0
                                                                              ----     ------   -----
                                                                                       15,010       0
- -------------------------------------------------------------------------------------------------------
A-11 PACIFIC CORPORATE TOWERS         20     500,000     25,000    1984     Ground      7,282       0
     100 N Sepulveda Boulevard                                                 2-4     33,879       0
                                                                              ----     ------   -----
                                                                                       41,161       0
- -------------------------------------------------------------------------------------------------------
    MARKET TOTALS                    102   2,645,382      25,935                      365,446   1,985
- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------
                                    Overall        Quoted
Item    Building Name /           Availability   Annual Rent      Lease          Occupancy Ratio
 No.    Location                     (SF)       PSF       PSF      Type        Direct       Overall
- -------------------------------------------------------------------------------------------------------
                                                                                100.0%        100.0%
 A-1 CENTROPLEX #7                  TOTAL
     5721 West Century Boulevard        0
- -------------------------------------------------------------------------------------------------------
 A-2 SKYVIEW CENTER II                                                           85.4%         85.4%
     6053 West Century Boulevard    TOTAL      $17.40   $17.40      FSG
                                   28,678
- -------------------------------------------------------------------------------------------------------
 A-3 LOS ANGELES AIRPORT CENTER II             $15.00 - $15.00      FSG          67.2%         67.2%
     5959 West Century Boulevard    TOTAL      $15.00 - $15.00      FSG
                                   70,127
- -------------------------------------------------------------------------------------------------------
 A-4 CONTINENTAL PARK                                                            95.5%         95.5%
     841 Apollo Street              TOTAL      $19.20 - $19.20      FSG
                                    4,848
- -------------------------------------------------------------------------------------------------------
 A-5 XEROX CENTRE II                                                             96.9%         96.9%
     1960 Grand Avenue              TOTAL      $18.00   $18.00      FSG
                                    7,652
- -------------------------------------------------------------------------------------------------------
 A-6 THE PLAZA AT CONTINENTAL PARK             $25.20 - $27.00      FSG          67.9%         67.9%
     2101/2121/2141 Rosecrans Ave   TOTAL      $18.60 - $25.20      FSG
                                  130,366
- -------------------------------------------------------------------------------------------------------
 A-7 KILROY AIRPORT CNTR II-TOWER V                                               80.4%         80.4%
     2250 Imperial Highway          TOTAL      $16.20   $19.80      FSG
                                   58,733
- -------------------------------------------------------------------------------------------------------
 A-8 KILROY AIRPORT CNTR II-TOWER VI                                            100.0%        100.0%
     2260 Imperial Highway          TOTAL
                                        0
- -------------------------------------------------------------------------------------------------------
 A-9 PACIFIC CONCOURSE (BLDG 2)                                                   90.3%         88.1%
     5230 Pacific Concourse Drive   TOTAL      $15.00 - $18.60      FSG
                                   10,856
- -------------------------------------------------------------------------------------------------------
A-10 PACIFIC CONCOURSE (BLDG 3)                $16.20 - $18.60      FSG           78.0%         78.0%
     5245 Pacific Concourse Drive   TOTAL      $16.20 - $18.60      FSG
                                   15,010
- -------------------------------------------------------------------------------------------------------
A-11 PACIFIC CORPORATE TOWERS                  $16.20 - $18.00      FSG           91.8%         91.8%
     100 N Sepulveda Boulevard      TOTAL      $16.20 - $18.60      FSG
                                   41,161
- -------------------------------------------------------------------------------------------------------
    MARKET TOTALS                 367,431                                         86.2%         86.1%
- -------------------------------------------------------------------------------------------------------

                                               --------------------------------------------------------
                                               $17.68 - $20.48  Direct Weighted Average Rental Rate
                                               --------------------------------------------------------

                        OFFICE BUILDING ACTIVITY CHART

                           LOS ANGELES AIRPORT AREA

                                    [GRAPH]

                            PEER BUILDING ANALYSIS
               Anaheim City Center   222 South Harbor Boulevard

                                                        Building Incremation
Item    Building Name/                       No. of      Area        Avg Flr       Year            Available Space (SF)
 No.          Location                       Stores      (SF)      Area (SF)      Built      Floor(s)    Direct      Sublease
- -----------------------------------------------------------------------------------------------------------------------------
A-1     KOLL CENTER ORANGE                       14    275,865      19,705         1988      Ground           0             0
        500 North State College Blvd.                                                          2-12      54,850             0
                                                                                               ----      ------        ------
        Orange, CA                                                                                       54,850             0
- -----------------------------------------------------------------------------------------------------------------------------
A-2     THE CITY TOWER                           20    410,200      20,510         1988      Ground           0             0
        333 City Boulevard West                                                                4-21      89,305             0
                                                                                               ----      ------        ------
        Orange, CA                                                                                       89,305             0
- -----------------------------------------------------------------------------------------------------------------------------
A-3     ANAHEIM CITY CENTER                      10    187,209      18,721         1986      Ground           0             0
        222 South Harbor Blvd.                                                                 3-10       9,611        12,806
                                                                                               ----       -----        ------
        Anaheim, CA                                                                                       9,611        12,806
- -----------------------------------------------------------------------------------------------------------------------------
A-4     EXECUTIVE TOWER                          16    360,059      22,504         1987      Ground           0             0
        1100 Town & Country Rd.                                                                4-16      30,494             0
                                                                                               ----      ------        ------
        Orange, CA                                                                                       30,494             0
- -----------------------------------------------------------------------------------------------------------------------------
A-5     LINCOLN TOWN CENTER                      10    212,542      21,254         1987      Ground           0             0
        2677 N. Main Street                                                                     4-9      16,364             0
                                                                                                ---      ------        ------
        Santa Ana, CA                                                                                    16.364             0
- -----------------------------------------------------------------------------------------------------------------------------
A-6     NEXUS CITY SQUARE                         8    178,600      22,325         1987      Ground           0             0
        750/70/90 The City Drive                  4     93,000      23,250                      2-8      53,750             0
                                                                                                ---      ------        ------
        Orange, CA                                4     93,000      23,250                               53,750             0
                                                       364,600
- -----------------------------------------------------------------------------------------------------------------------------
A-7     XEROX CENTRE                             14    305,230      21,802         1988      Ground       1,132        11,863
        1851 E. First Street                                                                   7-15      38,408             0
                                                                                               ----      ------        ------
        Santa Ana, CA                                                                                    39,540        11,863
- -----------------------------------------------------------------------------------------------------------------------------
A-8     STATE COMP. BUILDING                      8    216,156      27,020         1994      Ground           0             0
        1750 E. Fourth Street                                                                     6           0         2,658
                                                                                                  -           -        ------
        Santa Ana, CA                                                                                         0         2,658
- -----------------------------------------------------------------------------------------------------------------------------
A-9     BENTALL EXECUTIVE CENTER                 10    196,461      19,646         1991      Ground       3,199             0
        1551 North Tustin Avenue                                                               4-9        2,183        15,956
                                                                                               ---        -----        ------
        Tustin, CA                                                                                        5,382        15,956
- -----------------------------------------------------------------------------------------------------------------------------
A-10    TRI-CENTRE                               10    203,599      20,360         1986      Ground           0             0
        333 S. Anita                                                                          2-10       14,492        90,473
                                                                                              ----       ------        ------
        Orange, CA                                                                                       14,492        90,473
- -----------------------------------------------------------------------------------------------------------------------------
A-11    STADIUM TOWERS PLAZA                     12    255,967      21,331         1988      Ground       4,602             0
        2400 E. Katella Avenue                                                                2-10       74,871        21,980
                                                                                              ----       ------        ------
        Anaheim, CA                                                                                      79,473        21,980
- -----------------------------------------------------------------------------------------------------------------------------
        MARKET TOTALS                           140  3,352,488      23,946                              393,261       155,736
- -----------------------------------------------------------------------------------------------------------------------------


                                                                 QUOTED
Item    Building Name/                            OVERALL      ANNUAL RENT         OCCUPANCY RATIO
 No.          Location                       AVAILABILITY      PSF      PSF      DIRECT      OVERALL
- ----------------------------------------------------------------------------------------------------
A-1     KOLL CENTER ORANGE                                                       80.1%       80.1%
        500 North State College Blvd.              TOTAL      $21.00   $21.00

        Orange, CA                               54,850
- ----------------------------------------------------------------------------------------------------
A-2     THE CITY TOWER                                                           78.2%       78.2%
        333 City Boulevard West                    TOTAL      $19.20   $19.20

        Orange, CA                               89,305
- ----------------------------------------------------------------------------------------------------
A-3     ANAHEIM CITY CENTER                                                      94.9%       88.0%
        222 South Harbor Blvd.                     TOTAL      $12.60   $18.60

        Anaheim, CA                              22,417
- ----------------------------------------------------------------------------------------------------
A-4     EXECUTIVE TOWER                                                          91.5%       91.5%
        1100 Town & Country Rd.                    TOTAL      $21.00   $21.00

        Orange, CA                               30,494
- ----------------------------------------------------------------------------------------------------
A-5     LINCOLN TOWN CENTER                                                      92.3%       92.3%
        2677 N. Main Street                        TOTAL      $18.00   $18.00

        Santa Ana, CA                            16,364
- ----------------------------------------------------------------------------------------------------
A-6     NEXUS CITY SQUARE                                                        69.9%       69.9%
        750/70/90 The City Drive                   TOTAL      $17.40   $17.40

        Orange, CA                               53,750
- ----------------------------------------------------------------------------------------------------
A-7     XEROX CENTRE                                          $14.40   $14.40    87.0%       83.2%
        1851 E. First Street                       TOTAL      $19.80   $19.80
        Santa Ana, CA                            51,403
- ----------------------------------------------------------------------------------------------------
A-8     STATE COMP. BUILDING                                                    100.0%       98.8%
        1750 E. Fourth Street                      TOTAL      $17.76   $17.76

        Santa Ana, CA                             2,658
- ----------------------------------------------------------------------------------------------------
A-9     BENTALL EXECUTIVE CENTER                              $19.20   $19.20    97.3%       89.1%
        1551 North Tustin Avenue                   TOTAL      $13.80   $19.20

        Tustin, CA                               21,338
- ----------------------------------------------------------------------------------------------------
A-10    TRI-CENTRE                                                               92.9%       48.4%
        333 S. Anita                               TOTAL      $17.40   $18.00

        Orange, CA                              104,965
- ----------------------------------------------------------------------------------------------------
A-11    STADIUM TOWERS PLAZA                                    N/A      N/A     69.0%       60.4%
        2400 E. Katella Avenue                     TOTAL        N/A      N/A

        Anaheim, CA                             101,453
- ----------------------------------------------------------------------------------------------------
        MARKET TOTALS                           548,997                          88.3%       83.6%
- ----------------------------------------------------------------------------------------------------

                                                 -------------------------------------------------------
                                                              $19.05 - $19.30 Direct Wtd Avg Rental Rate
                                                 -------------------------------------------------------

                        OFFICE BUILDING ACTIVITY CHART

                                 ANAHEIM AREA

                                    [GRAPH]

                              PEER BUILDING ANALYSIS

                      Beverly Atrium       350 South Beverly Drive


- -------------------------------------------------------------------------------------------------------
                                        Building Information
Item    Building Name /           No. of      Area     Avg. Flr.   Year        Available Space (SF)
 No.    Location                  Stories     (SF)     Area (SF)   Built    Floor(s)   Direct  Sublease
- -------------------------------------------------------------------------------------------------------
 R-1  WELLS FARGO BANK BLDG.         12       177,300     14,755    1972     Ground          0       0
      433 N. Camden Drive                                                     4 - 9     44,491       0
                                                                              -----     ------  ------
                                                                                        44,491       0
- -------------------------------------------------------------------------------------------------------
 R-2  WILSHIRE RODEO PLAZA SOUTH      3        70,000     23,333    1985     Ground          0       0
      131 S. Rodeo Drive                                                      2 - 3     17,438       0
                                                                              -----     ------  ------
                                                                                        17,438       0
- -------------------------------------------------------------------------------------------------------
 R-3  VILLAGE ON CANON                3        62,000     20,667    1989     Ground          0       0
      301 N. Canon Drive                                                      2 - 3      2,784  11,052
                                                                              -----     ------  ------
                                                                                         2,784  11,052
- -------------------------------------------------------------------------------------------------------
 R-4  450 N. ROXBURY DR. BLDG.       10       101,957     10,196    1972     Ground      7,023       0
      450 N. Roxbury Dr.                                                     2 - 10     43,664       0
                                                                             ------    -------  ------
                                                                                        50,687       0
- -------------------------------------------------------------------------------------------------------
 R-5  BANK OF AMERICA BLDG.           8        74,069      9,259    1974     Ground          0       0
      9440 Santa Monica Blvd.                                                 3 - 7      3,525       0
                                                                              -----    -------  ------
                                                                                         3,525       0
- -------------------------------------------------------------------------------------------------------
 R-6  WILSHIRE AT ELM                 3        47,745     15,915    1989     Ground          0       0
      9320 Wilshire Blvd.                                                         0          0       0
                                                                              -----    -------  ------
                                                                                             0       0
- -------------------------------------------------------------------------------------------------------
 R-7  WILSHIRE CRESCENT BUILDING      4       108,452     27,113    1989     Ground     23,716       0
      9333 Wilshire Blvd.                                                     1 - 3     84,736       0
                                                                              -----    -------  ------
                                                                                       108,452       0
- -------------------------------------------------------------------------------------------------------
 R-8  BEVERLY HILLS FINANCIAL CNTR.  12       127,000     10,583    1971     Ground      7,193       0
      9401 Wilshire Blvd.                                                    5 - 12     13,810       0
                                                                             ------     ------  ------
                                                                                        21,003       0
- -------------------------------------------------------------------------------------------------------
 R-9  STERLING PLAZA                  6        50,000      8,333    1950     Ground     13,000       0
      9441 Wilshire Blvd.           renov.                          1991      2 - 5     20,000       0
                                                                              -----    -------  ------
                                                                                        33,000       0
- -------------------------------------------------------------------------------------------------------
 R-10 GLENDALE FEDERAL BLDG.         11       155,270     14,115    1971     Ground     12,660       0
      9454 Wilshire Blvd.                                                     2 - 9     18,312       0
                                                                              -----    -------  ------
                                                                                        30,972       0
- -------------------------------------------------------------------------------------------------------
 R-11 WILSHIRE BEVERLY CENTER          9      153,754     17,084    1962     Ground          0       0
      9465 Wilshire Blvd.                                                     2 - 9    120,000       0
                                                                              -----    -------  ------
                                                                                       120,000       0
- -------------------------------------------------------------------------------------------------------
 R-12 WILSHIRE RODEO PLAZA             5       48,000      9,600    1985     Ground          0       0
      9536 Wilshire Blvd.                                                     2 - 4      3,276       0
                                                                              -----    -------  ------
                                                                                         3,276       0
- -------------------------------------------------------------------------------------------------------
 R-13 9560 WILSHIRE BLVD. BLDG.        6       90,000     15,000    1982     Ground          0       0
      9560 Wilshire Blvd.                                                         0          0       0
                                                                              -----    -------  ------
                                                                                             0       0
- -------------------------------------------------------------------------------------------------------
 R-14 WALLACE MOIR BLDG.              10      145,000     14,500    1972     Ground     14,034       0
      9595 Wilshire Blvd.                                                         3      6,134       0
                                                                              -----    -------  ------
                                                                                        20,168       0
- -------------------------------------------------------------------------------------------------------
 R-15 HEITMAN CENTRE                   8      211,845     26,481    1982     Ground      7,373       0
      9601 Wilshire Blvd.                                                         6      4,908       0
                                                                              -----    -------  ------
                                                                                        12,281       0
- -------------------------------------------------------------------------------------------------------
 R-16 ONE ROXBURY PLAZA               12      100,154      8,346    1973     Ground      3,079       0
      9701 Wilshire Blvd.                                                    9 - 12     37,810       0
                                                                              -----    -------  ------
                                                                                        40,889       0
- -------------------------------------------------------------------------------------------------------
 R-17 WILSHIRE PALM                    3       85,412     28,471    1990     Ground      5,150       0
      9150 Wilshire Blvd.                                                         2      5,151       0
                                                                              -----    -------  ------
                                                                                        10,301       0
- -------------------------------------------------------------------------------------------------------
      MARKET TOTALS                  125    1,807,958     14,464                       519,267  11,052
- -------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------
                                   Overall         Quoted
Item    Building Name /          Availability    Annual Rent     Lease       Occupancy Ratio
 No.    Location                    (SF)          PSF   PSF       Type      Direct    Overall
- -------------------------------------------------------------------------------------------------------
 R-1  WELLS FARGO BANK BLDG.                                                 74.9%     74.9%
      433 N. Camden Drive             TOTAL    $25.80   $28.20    FSG
                                     44,491
- -------------------------------------------------------------------------------------------------------
 R-2  WILSHIRE RODEO PLAZA SOUTH                                             75.1%     75.1%
      131 S. Rodeo Drive              TOTAL    $28.80   $29.40    FSG
                                     17,438
- -------------------------------------------------------------------------------------------------------
 R-3  VILLAGE ON CANON                                                       95.5%     77.7%
      301 N. Canon Drive              TOTAL    $30.00   $30.00    FSG
                                     13,836
- -------------------------------------------------------------------------------------------------------
 R-4  450 N. ROXBURY DR. BLDG.                 $27.00 - $29.40    FSG        50.3%     50.3%
      450 N. Roxbury Dr.              TOTAL    $27.00 - $29.40    FSG
                                     50,687
- -------------------------------------------------------------------------------------------------------
 R-5  BANK OF AMERICA BLDG.                                                  95.2%     95.2%
      9440 Santa Monica Blvd.         TOTAL    $29.40   $29.40    FSG
                                      3,525
- -------------------------------------------------------------------------------------------------------
 R-6  WILSHIRE AT ELM                                                       100.0%    100.0%
      9320 Wilshire Blvd.             TOTAL
                                          0
- -------------------------------------------------------------------------------------------------------
 R-7  WILSHIRE CRESCENT BUILDING               $29.40 - $29.40    FSG         0.0%      0.0%
      9333 Wilshire Blvd.             TOTAL    $29.40   $29.40    FSG
                                    108,452
- -------------------------------------------------------------------------------------------------------
 R-8  BEVERLY HILLS FINANCIAL CNTR.            $42.00 - $42.00    FSG        83.5%     83.5%
      9401 Wilshire Blvd.             TOTAL    $25.80   $27.60    FSG
                                     21,003
- -------------------------------------------------------------------------------------------------------
 R-9  STERLING PLAZA                           $36.00 - $36.00    FSG        34.0%     34.0%
      9441 Wilshire Blvd.             TOTAL    $36.00   $36.00    FSG
                                     33,000
- -------------------------------------------------------------------------------------------------------
 R-10 GLENDALE FEDERAL BLDG.                   $26.40 - $28.68    FSG        80.1%     80.1%
      9454 Wilshire Blvd.             TOTAL    $26.40   $28.68    FSG
                                     30,972
- -------------------------------------------------------------------------------------------------------
 R-11 WILSHIRE BEVERLY CENTER                                                22.1%     22.0%
      9465 Wilshire Blvd.             TOTAL    $24.00   $30.00    FSG
                                    120,000
- -------------------------------------------------------------------------------------------------------
 R-12 WILSHIRE RODEO PLAZA                                                   93.2%     93.2%
      9536 Wilshire Blvd.             TOTAL    $24.00   $26.40    FSG
                                      3,276
- -------------------------------------------------------------------------------------------------------
 R-13 9560 WILSHIRE BLVD. BLDG.                                            100.0%     100.0%
      9560 Wilshire Blvd.             TOTAL
                                          0
- -------------------------------------------------------------------------------------------------------
 R-14 WALLACE MOIR BLDG.                       $19.80 - $19.80    FSG       86.1%      86.1%
      9595 Wilshire Blvd.             TOTAL    $19.80 - $19.80    FSG
                                     20,168
- -------------------------------------------------------------------------------------------------------
 R-15 HEITMAN CENTRE                           $24.00 - $27.00    FSG       94.2%      94.2%
      9601 Wilshire Blvd.             TOTAL    $24.00 - $27.00    FSG
                                     12,281
- -------------------------------------------------------------------------------------------------------
 R-16 ONE ROXBURY PLAZA                        $27.00 - $30.00    FSG       59.2%      59.2%
      9701 Wilshire Blvd.             TOTAL    $27.00   $30.00    FSG
                                     40,889
- -------------------------------------------------------------------------------------------------------
 R-17 WILSHIRE PALM                            $27.00 - $27.00    FSG       87.9%      87.9%
      9150 Wilshire Blvd.             TOTAL    $27.00 - $27.00    FSG
                                     10,301
- -------------------------------------------------------------------------------------------------------
      MARKET TOTALS                 530,319                                71.3%       70.7%
- -------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------

                                              ---------------------------------------------------------
                                               $27.14 - $29.49  Direct Weighted Average Rental Rate
                                              ---------------------------------------------------------

                        OFFICE BUILDING ACTIVITY CHART

                                 BEVERLY HILLS

                                    [GRAPH]

                                                    PEER BUILDING ANALYSIS
                                                   9665 Wilshire Boulevard

- --------------------------------------------------------------------------------------------------------------------------
                                         BUILDING INFORMATION
                                ---------------------------------------         AVAILABLE SPACE (SF)            OVERALL
ITEM   BUILDING NAME/             NO. OF    AREA      AVG FLR     YEAR      -----------------------------    AVAILABILITY
 NO.     LOCATION                STORIES    (SF)     AREA (SF)    BUILT     FLOOR(S)  DIRECT     SUBLEASE        (SF)
- --------------------------------------------------------------------------------------------------------------------------
R-1   WELLS FARGO BANK BLDG.       12     177,300    14,775      1972       Ground         0          0
      433 N. Camden Drive                                                    4 - 9    44,491          0          TOTAL
                                                                            ------     -----     ------
                                                                                      44,491          0          44,491
- --------------------------------------------------------------------------------------------------------------------------
R-2   WILSHIRE RODEO PLAZA SOUTH    3      70,000    23,333      1985       Ground         0
      131 S. Rodeo Drive                                                     2 - 3    17,438          0          TOTAL
                                                                            ------     -----     ------
                                                                                      17,438          0          17,438
- --------------------------------------------------------------------------------------------------------------------------
R-3   VILLAGE ON CANON               3      62,000    20,667      1989      Ground         0          0
      301 N. Canon Drive                                                     2 - 3     2,784     11,052          TOTAL
                                                                            ------     -----     ------
                                                                                       2,784     11,052          13,836
- --------------------------------------------------------------------------------------------------------------------------
R-4   450 N. ROXBURY DR. BLDG.      10     101,957    10,196      1972      Ground     7,023          0
      450 N. Roxbury Dr.                                                    2 - 10    43,664          0          TOTAL
                                                                            ------     -----     ------
                                                                                      50,687          0          50,687
- --------------------------------------------------------------------------------------------------------------------------
R-5   BANK OF AMERICA BLDG.          8      74,069     9,259      1974      Ground         0          0
      9440 Santa Monica Blvd.                                                3 - 7     3,525          0          TOTAL
                                                                            ------     -----     ------
                                                                                       3,525          0           3,525
- --------------------------------------------------------------------------------------------------------------------------
R-6   WILSHIRE AT ELM                3      47,745     15,915     1989      Ground         0          0
      9320 Wilshire Blvd.                                                       0          0          0          TOTAL
                                                                            ------     -----     ------
                                                                                           0          0               0
- --------------------------------------------------------------------------------------------------------------------------
R-7   WILSHIRE CRESCENT BUILDING     4     108,452     27,113     1989      Ground    23,716          0
      9333 Wilshire Blvd.                                                    1 - 3    84,736          0          TOTAL
                                                                            ------     -----     ------
                                                                                     108,452          0          108,452
- --------------------------------------------------------------------------------------------------------------------------
R-8   BEVERLY HILLS FINANCIAL CNTR. 12     127,000     10,583     1971      Ground     7,193          0
      9401 Wilshire Blvd.                                                   5 - 12    13,810          0          TOTAL
                                                                            ------     -----     ------
                                                                                      21,003          0          21,003
- --------------------------------------------------------------------------------------------------------------------------
R-9   STERLING PLAZA                 6      50,000      8,333     1950      Ground    13,000          0
      9441 Wilshire Blvd.          renov.                         1991       2 - 5    20,000          0          TOTAL
                                                                            ------     -----     ------
                                                                                      33,000          0          33,000
- --------------------------------------------------------------------------------------------------------------------------
R-10  GLENDALE FEDERAL BLDG.        11     155,270     14,115     1971      Ground    12,660          0
      9454 Wilshire Blvd.                                                    2 - 9    18,312          0          TOTAL
                                                                            ------     -----     ------
                                                                                      30,972          0          30,972
- --------------------------------------------------------------------------------------------------------------------------
R-11  WILSHIRE BEVERLY CENTER        9     153,754     17,084     1962      Ground         0          0
      9465 Wilshire Blvd.                                                    2 - 9   120,000          0          TOTAL
                                                                            ------     -----     ------
                                                                                     120,000          0          120,000
- --------------------------------------------------------------------------------------------------------------------------
R-12  WILSHIRE RODEO PLAZA           5      48,000      9,600     1985      Ground         0          0
      9536 Wilshire Blvd.                                                    2 - 4     3,276          0          TOTAL
                                                                            ------     -----     ------
                                                                                       3,276          0           3,276
- --------------------------------------------------------------------------------------------------------------------------
R-13  9560 WILSHIRE BLVD. BLDG.      6      90,000     15,000     1982      Ground         0          0
      9560 Wilshire Blvd.                                                        0         0          0          TOTAL
                                                                            ------     -----     ------
                                                                                           0          0               0
- --------------------------------------------------------------------------------------------------------------------------
R-14  WALLACE MOIR BLDG.            10     145,000     14,500     1972      Ground    14,034          0
      9595 Wilshire Blvd.                                                        3     6,134          0          TOTAL
                                                                            ------     -----     ------
                                                                                      20,168          0          20,168
- --------------------------------------------------------------------------------------------------------------------------
R-15  HEITMAN CENTRE                 8     211,845     26,481     1962      Ground     7,373          0
      9601 Wilshire Blvd.                                                        6     4,908          0          TOTAL
                                                                            ------     -----     ------
                                                                                      12,281          0          12,281
- --------------------------------------------------------------------------------------------------------------------------
R-16  ONE ROXBURY PLAZA             12     100,154      8,346     1973      Ground     3,079          0
      9701 Wilshire Blvd.                                                   9 - 12    37,810          0          TOTAL
                                                                            ------     -----     ------
                                                                                      40,889          0          40,889
- --------------------------------------------------------------------------------------------------------------------------
R-17  WILSHIRE PALM                  3      85,412     28,471     1990      Ground     5,150          0
      9150 Wilshire Blvd.                                                        2     5,151          0          TOTAL
                                                                            ------     -----     ------
                                                                                      10,301          0          10,301
- --------------------------------------------------------------------------------------------------------------------------
MARKET TOTALS                      125   1,807,958     14,464                        519,267     11,052         530,319
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------
                                            QUOTED
                                         ANNUAL RENT                    OCCUPANCY RATIO
ITEM  BUILDING NAME/                   -----------------     LEASE    ------------------
 NO.    LOCATION                        PSF         PSF      TYPE      DIRECT     OVERALL
- ----  -------------                    ------     -------    -----     ------     -------
R-1   WELLS FARGO BANK BLDG.                                            74.9%      74.9%
      433 N. Camden Drive              $25.80  --  $28.20     FSG
- -----------------------------------------------------------------------------------------
R-2   WILSHIRE RODEO PLAZA SOUTH                                        75.1%      75.1%
      131 S. Rodeo Drive               $28.80  --  $29.40     FSG
- -----------------------------------------------------------------------------------------
R-3   VILLAGE ON CANON                                                  95.5%      77.7%
      301 N. Canon Drive               $30.00  --  $30.00     FSG
- -----------------------------------------------------------------------------------------
R-4   450 N. ROXBURY DR. BLDG.         $27.00  --  $29.40     FSG       50.3%      50.3%
      450 N. Roxbury Dr.               $27.00  --  $29.40     FSG
- -----------------------------------------------------------------------------------------
R-5   BANK OF AMERICA BLDG.                                             95.2%      95.2%
      9440 Santa Monica Blvd.          $29.40  --  $29.40     FSG
- -----------------------------------------------------------------------------------------
R-6   WILSHIRE AT ELM                                                  100.0%     100.0%
      9320 Wilshire Blvd.
- -----------------------------------------------------------------------------------------
R-7   WILSHIRE CRESCENT BUILDING       $29.40  --  $29.40     FSG        0.0%       0.0%
      9333 Wilshire Blvd.              $29.40  --  $29.40     FSG
- -----------------------------------------------------------------------------------------
R-8   BEVERLY HILLS FINANCIAL CNTR.    $42.00  --  $42.00     FSG       83.5%       83.5%
      9401 Wilshire Blvd.              $25.80  --  $27.60     FSG
- -----------------------------------------------------------------------------------------
R-9   STERLING PLAZA                   $36.00  --  $36.00     FSG       34.0%       34.0%
      9441 Wilshire Blvd.              $36.00  --  $36.00     FSG
- -----------------------------------------------------------------------------------------
R-10  GLENDALE FEDERAL BLDG.           $26.40  --  $28.68     FSG       80.1%       80.1%
      9454 Wilshire Blvd.              $26.40  --  $28.68     FSG
- -----------------------------------------------------------------------------------------
R-11  WILSHIRE BEVERLY CENTER                                           22.0%       22.0%
      9465 Wilshire Blvd.              $24.00  --  $30.00     FSG
- -----------------------------------------------------------------------------------------
R-12  WILSHIRE RODEO PLAZA                                              93.2%       93.2%
      9536 Wilshire Blvd.              $24.00  --  $26.40     FSG
- -----------------------------------------------------------------------------------------
R-13  9560 WILSHIRE BLVD. BLDG.                                        100.0%      100.0%
      9560 Wilshire Blvd.
- -----------------------------------------------------------------------------------------
R-14  WALLACE MOIR BLDG.               $19.80  --  $19.80     FSG       86.1%       86.1%
      9560 Wilshire Blvd.              $19.80  --  $19.80     FSG
- -----------------------------------------------------------------------------------------
R-15  HEITMAN CENTRE                   $24.00  --  $27.00     FSG       94.2%       94.2%
      9601 Wilshire Blvd.              $24.00  --  $27.00     FSG
- -----------------------------------------------------------------------------------------
R-16  ONE ROXBURY PLAZA                $27.00  --  $30.00     FSG       59.2%       59.2%
      9701 Wilshire Blvd.              $27.00  --  $30.00     FSG
- -----------------------------------------------------------------------------------------
R-17  WILSHIRE PALM                    $27.00  --  $27.00     FSG       87.9%       87.9%
      9150 Wilshire Blvd.              $27.00  --  $27.00     FSG
- -----------------------------------------------------------------------------------------
MARKET TOTALS                                                           71.3%       70.7%
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------

- ----------------------------------------------------------
$27.14 - $29.49  Direct Weighted Average Rental Rate
- ----------------------------------------------------------

                               OFFICE BUILDING ACTIVITY CHART

                                     BEVERLY HILLS

                                     [ G R A P H ]

                            PEER BUILDING ANALYSIS

                  Glenoaks Plaza -- 303 N Glenoaks Boulevard

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                                 Overall     Quoted          Occupancy
Item    Building Name /      No. of   Area   Avg. Flr.  Year     Available Space (SF) Availabilty Annual Rent Lease   Ratio
No.     Location            Stories   (SF)   Area (SF)  Built  Floor(s)  Direct  Sublease  (SF)      PSF   PSF   Type Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
R-1  Highland Federal Building  4     73,000   18,250    1987    Ground        0    3,055          $19.80-$19.80  FSG  59.7%  55.5%
     601 S. Glenoaks Boulevard                                    4 - 8   29,402      0     Total  $19.80-$19.80  FSG
                                                                 ------   ------    -----
                                                                          29,402    3,055  32,457
- ------------------------------------------------------------------------------------------------------------------------------------
R-2  Cusumano Plaza             4     60,000   15,000    1989    Ground        0      0                                94.1%  94.1%
     100 N. First Street                                              2    3,565      0     Total  $23.40-$23.40  FSG
                                                                 ------   ------    -----
                                                                           3,565      0     3,565
- ------------------------------------------------------------------------------------------------------------------------------------
R-3  101 S. First St. Building  4     60,000   15,000    1985    Ground        0      0                               100.0% 100.0%
     101 S. First Street                                              0        0      0     Total
                                                                 ------   ------    -----
                                                                               0      0         0
- ------------------------------------------------------------------------------------------------------------------------------------
R-4  111-115 N. First St.
       Building                 3     33,285   11,095    1989-   Ground        0      0                                89.3%  89.3%
     116 N. First Street                                 1991         2    3,565      0     Total   $23.40-$23.40
                                                                 ------   ------    -----
                                                                           3,565      0     3,565
- ------------------------------------------------------------------------------------------------------------------------------------
R-4  111-115 N. First St.
       Building                 3     85,000   28,333    1989-   Ground        0      0                                66.7%  66.7%
     115 N. First Street                                 1991         2   28,333      0     Total   $23.40-$23.40
                                                                 ------   ------    -----
                                                                          28,333      0    28,333
- ------------------------------------------------------------------------------------------------------------------------------------
R-5  California Federal
       Building                 6     81,118   13,520    1978    Ground               0                                91.6%  81.6%
     333 N. Glenoaks Boulevard                                    3 & 6    6,814    8,085    Total   $15.60-$22.20  FSG
                                                                 ------   ------    -----
                                                                           6,814    8,085   14,899
- ------------------------------------------------------------------------------------------------------------------------------------
R-6  Burbank Executive Plaza    6     80,447   10,075    1984    Ground    4,280      0              $22.20-$22.20  FSG87.9%  87.8%
     300 E. Magnolia Boulevard                                    2 - 3    3,092      0      Total   $22.20-$22.20  FSG
                                                                 ------   ------    -----
                                                                           7,372      0      7,372
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS             30    452,850   15,095                     79,051   11,140   90,191                     82.5%  80.1%
- ------------------------------------------------------------------------------------------------------------------------------------

                            OFFICE BUILDING ACTIVITY CHART

                                     BURBANK

                                     [Chart]

                           PEER BUILDING ANALYSIS

                Calabasas Commerce Center 26010 Mureau Road

- -----------------------------------------------------------------------------------------------------------------------------------
                                                         Building Information
Item    Building Name/                 No. of       Area         Avg. Flr.       Year                Available Space (SF)
No.     Location                      Stories       (SF)         Area (SF)       Built        Floor(s)      Direct        Sublease
- -----------------------------------------------------------------------------------------------------------------------------------
C-1  PARKWAY CALABASAS BUS. PARK I       2           95,000        47,500          1981          1 - 2             0          2,307
     23801 Calabasas Road                                                                        1 - 2         9,776              0
                                                                                                ------        ------         ------
                                                                                                               9,776          2,307
- ------------------------------------------------------------------------------------------------------------------------------------
C-2  PARKWAY CALABASAS BUS. PARK II      2           97,000        48,500          1983         Ground             0              0
     23901 Calabasas Road                                                                        1 - 2         8,964              0
                                                                                                ------        ------         ------
                                                                                                               8,964              0
- ------------------------------------------------------------------------------------------------------------------------------------
C-3  AGOURA HILLS BUS. PARK IV           2           50,000        25,000          1987         Ground             0              0
     30501 Agoura Road                                                                               2             0          8,000
                                                                                                ------        ------         ------
                                                                                                                   0          8,000
- ------------------------------------------------------------------------------------------------------------------------------------
C-4  AGOURA HILLS BUS. PARK V            2           65,000        32,500          1972         Ground             0              0
     30401 Agoura Road                                                                               0             0              0
                                                                                                ------        ------         ------
                                                                                                                   0              0
- ------------------------------------------------------------------------------------------------------------------------------------
C-5  WOULCOTT BUSINESS CNTR A & B        2           64,634        32,317          1985         Ground             0              0
     5010/5016 N. Parkway Calabasas                                                                  2         1,250              0
                                                                                                ------        ------         ------
                                                                                                               1,250              0
- -----------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS                      10          371,634        37,163                                     19,990         10,307
- -----------------------------------------------------------------------------------------------------------------------------------


- -----------------------------------------------------------------------------------------------------------------------------------
                                         Overall                 Quoted
Item    Building Name/                Availability             Annual Rent           Lease            Occupancy Ratio
No.     Location                          (SF)               PSF        PSF          Type          Direct       Overall
- -----------------------------------------------------------------------------------------------------------------------------------
C-1  PARKWAY CALABASAS BUS. PARK I                         $19.20  -  $19.20           FSG          89.7%          87.3%
     23801 Calabasas Road                Total             $19.20  -  $19.20           FSG
                                        12,083
- ------------------------------------------------------------------------------------------------------------------------------------
C-2  PARKWAY CALABASAS BUS. PARK II                                                                 90.8%          90.8%
     23901 Calabasas Road                Total             $19.20  -  $19.20           FSG
                                         8,964
- ------------------------------------------------------------------------------------------------------------------------------------
C-3  AGOURA HILLS BUS. PARK IV                                                                     100.0%          84.0%
     30501 Agoura Road                   Total             $17.64  -  $17.64           FSG
                                         8,000
- ------------------------------------------------------------------------------------------------------------------------------------
C-4  AGOURA HILLS BUS. PARK V                                                                      100.0%         100.0%
     30401 Agoura Road                   Total
                                             0
- ------------------------------------------------------------------------------------------------------------------------------------
C-5  WOULCOTT BUSINESS CNTR A & B                                                                   98.1%          98.1%
     5010/5016 N. Parkway Calabasas      Total             $18.60  -  $18.60           FSG
                                         1,250
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS                      30,297                                                      94.5%          91.8%
- ------------------------------------------------------------------------------------------------------------------------------------

                       OFFICE BUILDING ACTIVITY CHART

                                 CALABASAS

                                [Bar Chart]

                            PEER BUILDING ANALYSIS

                           9911 West Rico Boulevard

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                                 Overall     Quoted          Occupancy
Item    Building Name /      No. of   Area   Avg. Flr.  Year     Available Space (SF) Availabilty Annual Rent   Lease Ratio
No.     Location            Stories   (SF)   Area (SF)  Built  Floor(s)  Direct  Sublease  (SF)      PSF   PSF   Type Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
C-1  GATEWAY EAST              14    308,000   22,000    1964    Ground        0      0                                97.2%  97.2%
     1800 Avenue of the Stars                                   11 & 14    8,500      0     TOTAL  $21.00-$21.00  FSG
                                                                 ------  -------    -----
                                                                           8,500      0     8,500
- ------------------------------------------------------------------------------------------------------------------------------------
C-2  GATEWAY WEST              14    242,900   17,350    1963    Ground    1,346      0            $24.00-$26.40       74.5%  74.5%
     1801 Avenue of the Stars                                    2 - 14   60,616      0     TOTAL  $24.00-$26.40  FSG
                                                                 ------  -------    -----
                                                                          61,962      0    61,962
- ------------------------------------------------------------------------------------------------------------------------------------
C-3  1900 AVENUE OF THE STARS  28    551,819   19,708    1969    Ground        0      0                                79.9%  79.6%
     1900 Avenue of the Stars                                    2 - 27  110,814    1,492   TOTAL  $21.00-$27.00  FSG
                                                                 ------  -------    -----
                                                                         110,814    1,492 112,306
- ------------------------------------------------------------------------------------------------------------------------------------
C-4  1901 AVENUE OF THE STARS  20    450,699   22,535    1968    Ground    4,659      0            $21.00-$24.60       86.7%  85.0%
     1901 Avenue of the Stars                                    2 - 17   55,070    8,096   TOTAL  $21.00-$24.60  FSG
                                                                 ------   ------    -----
                                                                          59,729    8,096  67,825
- ------------------------------------------------------------------------------------------------------------------------------------
C-5  CENTURY PARK PLAZA        26    342,187   13,161    1973    Ground    9,495      0            $19.20-$24.00 FSG   74.0%  68.9%
     1801 Century Park East                                      2 - 26   79,402   17,430    TOTAL $19.20-$27.00 FSG
                                                                 ------   ------   ------
                                                                          88,897   17,430  106,327
- ------------------------------------------------------------------------------------------------------------------------------------
C-6  WATT PLAZA -- NORTH TOWER 23    412,000   17,913    1981    Ground    5,389      0            $19.20-$25.20 FSG   75.7%  75.7%
     1875 Century Park East                                           2   94,627      0      TOTAL $19.20-$25.20 FSG
                                                                 ------  -------    -----
                                                                         100,016      0    100,016
- ------------------------------------------------------------------------------------------------------------------------------------
C-7  CENTURY PARK BUILDING     15    285,000   19,000    1970    Ground    6,720      0            $22.20-$22.20 FSG   38.2%  36.4%
     1880 Century Park East                                      2 - 15  169,453    5,053    TOTAL $22.20-$22.20 FSG
                                                                 ------  -------    -----
                                                                         176,173    5,053  181,226
- ------------------------------------------------------------------------------------------------------------------------------------
C-8  THE 1888 BUILDING         21    463,808   22,086    1970    Ground   12,658      0            $19.20-$25.20 FSG   72.8%  72.8%
     1888 Century Park East                                      2 - 21  113,680      0      TOTAL $19.20-$25.20 FSG
                                                                 ------  -------    -----
                                                                         126,338      0    126,338
- ------------------------------------------------------------------------------------------------------------------------------------
C-9  WATT PLAZA -- SOUTH TOWER 23    412,000   17,913    1982    Ground        0      0                                84.5%  83.8%
     1925 Century Park East                                      3 - 19   63,792    2,816    TOTAL $19.20-$25.20 FSG
                                                                 ------   ------    -----
                                                                          63,792    2,816   66,608
- ------------------------------------------------------------------------------------------------------------------------------------
C-10 PRIME TICKET BUILDING      5    102,000   20,400    1970    Ground        0      0                               100.0% 100.0%
     10000 Santa Monica Blvd.                                         0        0      0      TOTAL
                                                                 ------  -------    -----
                                                                               0      0          0
- ------------------------------------------------------------------------------------------------------------------------------------
C-11 ROYAL BEVERLY GLEN PLAZA   4     79,524   19,881    1986    Ground        0      0                               100.0% 100.0%
     10390 Santa Monica Blvd.                                         0        0      0      TOTAL
                                                                 ------  -------    -----
                                                                               0      0          0
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET SUB-TOTALS        193  3,649,937   18,912                    796,221   34,887  831,108                     78.2%  77.2%
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  $20.64-$24.96 Direct Weighted Average Rental Rate
                                                                                  --------------------------------------------------


                           OFFICE BUILDING ACTIVITY CHART

                                     [Chart]

                            PEER BUILDING ANALYSIS

                     Bristol Plaza  6167 Bristol Parkway

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                                 Overall     Quoted          Occupancy
Item    Building Name /      No  of   Area   Avg  Flr   Year     Available Space (SF) Availabilty Annual Rent Lease   Ratio
No      Location            Stories   (SF)   Area (SF)  Built  Floor(s)  Direct  Sublease  (SF)      PSF   PSF   Type Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
C-1  Howard Hughes Center
       Phase I                  16    313,447   19,590    1986    Ground        0      0                                83.5%  83.5%
     6701 Center Drive West                                       5 - 14   51,649      0     TOTAL  $19.20-$19.20  FSG
                                                                  ------   ------  -----
                                                                           51,649      0    51,649
- ------------------------------------------------------------------------------------------------------------------------------------
C-2  Northpoint                  9    100,000   11,111    1991    Ground        0      0                                91.5%  86.6%
     6601 Center Drive West                                            3    8,451  4,944     TOTAL  $14.40-$19.20  FSG
                                                                  ------   ------  -----
                                                                            8,451  4,944    13,396
- ------------------------------------------------------------------------------------------------------------------------------------
C-3  Miramar Building            3     52,500   17,500    1979    Ground      674      0            $15.60-$17.00  FSG  81.3%  81.3%
     6133 Bristol Parkway                                          2 - 3    9,152      0     TOTAL  $15.60-$17.00  FSG
                                                                  ------   ------   ----
                                                                            9,826      0     9,826
- ------------------------------------------------------------------------------------------------------------------------------------
C-4  Pacifica Plaza              3    105,000   35,000    1981    Ground    3,346      0            $19.80-$19.80  FSG  87.2%  53.0%
     6101 West Centinela Avenue                                    2 - 3   10,069   35,975   TOTAL  $19.80-$19.80  FSG
                                                                  ------   ------   ------
                                                                           13,415   35,975   49,390
- ------------------------------------------------------------------------------------------------------------------------------------
C-5  Corporate Plaza             3    109,600   36,533    1984    Ground        0      0                                41.7%  41.7%
     100 Corporate Pointe                                          1 - 3   63,940      0     TOTAL  $17.40-$17.40  FSG
                                                                  ------   ------    -----
                                                                           63,940      0     63,940
- ------------------------------------------------------------------------------------------------------------------------------------
C-6  The Glen -- South Structure 5    110,000   22,000    1985    Ground        0      0                                80.9%  80.9%
     200 Corporate Pointe                                          3 - 4   20,973      0     TOTAL  $18.00-$18.00 FSG
                                                                  ------   ------    -----
                                                                           20,973      0     20,973
- ------------------------------------------------------------------------------------------------------------------------------------
C-7  The Glen -- North Structure 5    110,000   22,000    1985    Ground        0      0                                52.4%  52.4%
     300 Corporate Pointe                                          1 - 5   52,394      0     TOTAL  $18.00-$18.00 FSG
                                                                  ------   ------    -----
                                                                           52,394      0     52,394
- ------------------------------------------------------------------------------------------------------------------------------------
C-8  600 Corporate Pointe        12    265,905   22,159   1989    Ground    9,923      0            $18.00-$18.60 FSG   60.5%  60.5%
     600 Corporate Pointe                                         2 - 12   95,141      0     TOTAL  $18.00-$18.60 FSG
                                                                  ------  -------    -----
                                                                          105,064      0    105,064
- ------------------------------------------------------------------------------------------------------------------------------------
C-9  The Promontory Building      4    112,000   28,000   1980    Ground    2,637      0                                97.6%  97.6%
     5901 Green Valley Circle                                          0        0      0     TOTAL  $17.40-$17.40 FSG
                                                                  ------  -------    -----
                                                                            2,637      0      2,637
- ------------------------------------------------------------------------------------------------------------------------------------
C-10 La Cienega Slauson Bus.
       Park I                     3    182,566   60,855   1988    Ground   13,523      0             $15.00-$16.80 FSG  66.2%  66.2%
     5100-10 Gold Leaf Circle                                      1 & 2   48,204      0      TOTAL  $15.00-$16.80 FSG
                                                                  ------  -------    -----
                                                                           61,727      0      51,727
- ------------------------------------------------------------------------------------------------------------------------------------
C-11 La Cienega Slauson Bus.
       Park II                    4    103,600   25,900   1990    Ground   12,309      0             $15.00-$16.80 FSG  69.8%  69.8%
     5120    Gold Leaf Circle                                      2 - 3   19,010      0      TOTAL  $15.00-$16.80
                                                                  ------  -------    -----
                                                                           31,319      0      31,391
- ------------------------------------------------------------------------------------------------------------------------------------
C-12 Buckingham Heights -- East   2     80,000   40,000   1980    Ground   12,453      0             $16.20-$16.20 FSG  60.8%  60.8%
     5601 Slauson Avenue                                               2   18,938      0      TOTAL  $16.20-$16.20 FSG
                                                                  ------  -------    -----
                                                                           31,391      0      31,391
- ------------------------------------------------------------------------------------------------------------------------------------
C-13 Buckingham Heights -- West   2     64,000   32,000   1980    Ground        0      0                                81.3%  81.3%
     5701-31 Slauson Avenue                                        1 - 2   11,972      0      TOTAL  $16.20-$16.20 FSG
                                                                  ------  -------    -----
                                                                           11,972      0     119,972
- ------------------------------------------------------------------------------------------------------------------------------------
C-14 400 Corporate Pointe         8    164,845   20,606   1987    Ground        0      0                                91.5%  91.5%
     400 Corporate Pointe                                          1 - 8   14,074      0      TOTAL    $18.00-$18.00 FSG
                                                                  ------  -------    -----
                                                                           14,074      0      14,074
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS              79   1,873,463   23,715                    478,832   40,919  519,751                    74.4%  72.3%
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                  $17.24-$17.83 Direct Weighted Average Rental Rate
                                                                                  --------------------------------------------------


                        OFFICE BUILDING ACTIVITY CHART

                               CULVER CITY AREA

                                   [Chart]

                                                    PEER BUILDING ANALYSIS
                                                     400 Corporate Pointe

                                            BUILDING INFORMATION                  AVAILABLE SPACE (SF)           OVERALL
ITEM   BUILDING NAME/              NO. OF     AREA      AVG FLR     YEAR                                      AVAILABILITY
 NO.     LOCATION                  STORIES    (SF)     AREA (SF)    BUILT   FLOOR(S)    DIRECT    SUBLEASE        (SF)
- ----   -------------               -------    ----     ---------    -----   --------    ------    --------    -------------
C-1   HOWARD HUGHES CENTER PHASE I    16     313,447    19,590      1988     Ground          0          0
      6701 Center Drive West                                                 5 - 14     51,649          0          TOTAL
                                                                             ------     ------          -
                                                                                        51,649          0         51,649
- --------------------------------------------------------------------------------------------------------------------------
C-2   NORTHPOINT                       9     100,000    11,111      1991     Ground          0          0
      6601 Center Drive West                                                      3      8,451      4,944          TOTAL
                                                                              -----     ------     ------
                                                                                         8,451      4,944         13,395
- --------------------------------------------------------------------------------------------------------------------------
C-3   MIRAMAR BUILDING                 3      52,500    17,500      1979     Ground       674           0
      6133 Bristol Parkway                                                    2 - 3     9,152           0          TOTAL
                                                                              -----     -----           -
                                                                                        9,826           0          9,826
- --------------------------------------------------------------------------------------------------------------------------
C-4   PACIFICA PLAZA                   3     105,000    35,000      1981     Ground     3,346           0
      6101 West Centineta Avenue                                              2 - 3    10,069      35,975          TOTAL
                                                                             ------    ------      ------
                                                                                       13,415      35,975         49,390
- --------------------------------------------------------------------------------------------------------------------------
C-5   CORPORATE PLAZA                  3     109,600    36,533      1984     Ground         0           0
      300 Corporate Pointe                                                    1 - 3    63,940           0          TOTAL
                                                                             ------    ------           -
                                                                                       63,940           0         63,940
- --------------------------------------------------------------------------------------------------------------------------
C-6   THE GLEN - SOUTH STRUCTURE       5     110,000    22,000      1985     Ground         0           0
      200 Corporate Pointe                                                    3 - 4    20,973           0          TOTAL
                                                                              -----    ------           -
                                                                                       20,973           0         20,973
- --------------------------------------------------------------------------------------------------------------------------
C-7   THE GLEN - NORTH STRUCTURE       5     110,000    22,000      1985     Ground         0           0
      300 Corporate Pointe                                                    1 - 5    52,394           0          TOTAL
                                                                             ------   -------           -
                                                                                       52,394           0         52,394
- --------------------------------------------------------------------------------------------------------------------------
C-8   600 CORPORATE POINTE            12     265,905    22,159      1989     Ground     9,923           0
      600 Corporate Pointe                                                   2 - 12    95,141           0          TOTAL
                                                                             ------   -------           -
                                                                                      105,064           0        105,064
- --------------------------------------------------------------------------------------------------------------------------
C-9   THE PROMONTORY BUILDING          4     112,000     28,000     1980     Ground     2,637           0
      5901 Green Valley Circle                                                    0         0           0          TOTAL
                                                                             ------     -----           -
                                                                                        2,637           0          2,637
- --------------------------------------------------------------------------------------------------------------------------
C-10  LA CIENEGA SIAUSON BUS. PARK I   3     182,566     60,855     1988     Ground    13,523           0
      5100-10 Gold Leaf Circle                                               1 & 2     48,204           0          TOTAL
                                                                             -----    -------           -
                                                                                       61,727           0         61,727
- --------------------------------------------------------------------------------------------------------------------------
C-11  LA CIENEGA SIAUSON BUS. PARK II  4     103,600     25,900     1990     Ground    12,309           0
      5120 Gold Leaf Circle                                                   2 - 3    19,010           0          TOTAL
                                                                             -----     ------           -
                                                                                       31,319           0         31,319
- --------------------------------------------------------------------------------------------------------------------------
C-12  BUCKINGHAM HEIGHTS - EAST        2      80,000     40,000     1980     Ground    12,453           0
      5601 Slauson Avenue                                                         2    18,938           0          TOTAL
                                                                             ------    -------          -
                                                                                       31,391           0         31,391
- --------------------------------------------------------------------------------------------------------------------------
C-13  BUCKINGHAM HEIGHTS - WEST        2      64,000     32,000     1980     Ground         0           0
      5701-31 Slauson Avenue                                                    1-2    11,972           0          TOTAL
                                                                             ------    ------           -
                                                                                       11,972           0         11,972
- --------------------------------------------------------------------------------------------------------------------------
C-14  BRISTOL PLAZA                    4      84,014     21,004     1982     Ground         0           0
      5167 Bristol Parkway                                                    1 - 4    17,925           0          TOTAL
                                                                             ------    ------           -
                                                                                       17,925           0         17,925
- --------------------------------------------------------------------------------------------------------------------------
MARKET TOTALS                         75   1,792,532     23,902                       482,683      40,919        523,602
- --------------------------------------------------------------------------------------------------------------------------



                                              QUOTED
ITEM                                       ANNUAL RENT       LEASE      OCCUPANCY RATIO
 NO.                                     PSF         PSF      TYPE     DIRECT     OVERALL
- ----                                   -------    --------   -----     ------     -------
C-1   HOWARD HUGHES CENTER PHASE I                                       83.5%      83.5%
      6701 Center Drive West            $19.20  -   $19.20     FSG
- ------------------------------------------------------------------------------------------
C-2   NORTHPOINT                                                         91.5%      88.6%
      6601 Center Drive West            $14.40  -   $19.20     FSG
- ------------------------------------------------------------------------------------------
C-3   MIRAMAR BUILDING                  $15.60  -   $17.00     FSG       81.3%      81.3%
      6133 Bristol Parkway              $15.60  -   $17.00     FSG
- ------------------------------------------------------------------------------------------
C-4   PACIFICA PLAZA                    $19.80  -   $19.80     FSG       87.2%      53.0%
      6101 West Centineta Avenue        $19.80  -   $19.80     FSG
- ------------------------------------------------------------------------------------------
C-5   CORPORATE PLAZA                                                    41.7%      41.7%
      300 Corporate Pointe              $17.40  -   $17.40     FSG
- ------------------------------------------------------------------------------------------
C-6   THE GLEN - SOUTH STRUCTURE                                         80.9%      80.9%
      200 Corporate Pointe              $18.00  -   $18.00     FSG
- ------------------------------------------------------------------------------------------
C-7   THE GLEN - NORTH STRUCTURE                                         52.4%      52.4%
      300 Corporate Pointe              $18.00  -   $18.00     FSG
- ------------------------------------------------------------------------------------------
C-8   600 CORPORATE POINTE              $18.00  -   $18.60     FSG       60.5%      60.5%
      600 Corporate Pointe              $18.00  -   $18.60     FSG
- ------------------------------------------------------------------------------------------
C-9   THE PROMONTORY BUILDING           $17.40  -   $17.40     FSG       97.6%      97.6%
      5901 Green Valley Circle
- ------------------------------------------------------------------------------------------
C-10  LA CIENEGA SIAUSON BUS. PARK I    $15.00  -   $16.80     FSG       66.2%      66.2%
      5100-10 Gold Leaf Circle          $15.00  -   $16.80     FSG
- ------------------------------------------------------------------------------------------
C-11  LA CIENEGA SIAUSON BUS. PARK II   $15.00  -   $16.80     FSG       69.8%      69.8%
      5120 Gold Leaf Circle             $15.00  -   $16.80     FSG
- ------------------------------------------------------------------------------------------
C-12  BUCKINGHAM HEIGHTS - EAST         $16.20  -   $16.20     FSG       60.8%      60.8%
      5601 Slauson Avenue               $16.20  -   $16.20     FSG
- ------------------------------------------------------------------------------------------
C-13  BUCKINGHAM HEIGHTS - WEST                                          81.3%      81.3%
      5701-31 Slauson Avenue            $16.20  -   $16.20     FSG
- ------------------------------------------------------------------------------------------
C-14  BRISTOL PLAZA                                                      78.7%      78.7%
      5167 Bristol Parkway              $17.40  -   $17.40     FSG
- ------------------------------------------------------------------------------------------
                                                                         73.1%      70.8%
- ------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------
 $17.22 - $17.81  Direct Weighted Average Rental Rate
- ------------------------------------------------------------------------------------------



                                  OFFICE BUILDING ACTIVITY CHART

                                        CULVER CITY AREA

                                           [GRAPH]

                                                    PEER BUILDING ANALYSIS
                                                    16000 Ventura Boulevard



                                       BUILDING INFORMATION
                                 -------------------------------------        AVAILABLE SPACE (SF)              OVERALL
ITEM   BUILDING NAME/              NO. OF     AREA      AVG FLR     YEAR    -------------------------------   AVAILABILITY
 NO.     LOCATION                  STORIES    (SF)     AREA (SF)    BUILT   FLOOR(S)    DIRECT    SUBLEASE        (SF)
- ----   -------------               -------    ----     ---------    -----   --------    ------    --------    -------------
E-1   ENCINO GATEWAY BUILDING        20     335,000     16,750      1974     Ground     24,327           0
      15760 Ventura Blvd.                                                    5 - 20     22,713           0         TOTAL
                                                                             ------     ------           -
                                                                                        47,040           0        47,040
- --------------------------------------------------------------------------------------------------------------------------
E-2   ENCINO TERRACE CENTER           6     400,000     66,667      1986     Ground     11,644           0
      15821 Ventura Blvd.                                                    2 - 5      78,366      18,644         TOTAL
                                                                             ------     ------      ------
                                                                                        90,010      18,644       108,654
- --------------------------------------------------------------------------------------------------------------------------
E-3   THE PINKERTON BUILDING         18     199,000     11,056      1971     Ground          0           0
      15910 Ventura Blvd.                                                     2 - 3     15,005       8,838         TOTAL
                                                                              -----     ------      ------
                                                                                        15,005       8,838        23,843
- --------------------------------------------------------------------------------------------------------------------------
E-4   TOKAI BANK                      6     104,000     17,333      1981     Ground          0           0
      16027 Ventura Blvd.                                                     2 - 6      8,734       3,000         TOTAL
                                                                             ------     ------      ------
                                                                                         8,734       3,000        11,734
- --------------------------------------------------------------------------------------------------------------------------
E-5   DEVELCORE CENTER                6     155,000     25,833      1983     Ground          0           0
      16030 Ventura Blvd.                                                    2 - 6      84,609           0         TOTAL
                                                                             ------     ------           -
                                                                                        84,609           0        84,609
- --------------------------------------------------------------------------------------------------------------------------
E-6   ENCINO FINANCIAL CENTER        13     222,618     17,124      1975     Ground      1,978           0
      16133 Ventura Blvd.                                                    4 - 9      20,781       6,412         TOTAL
                                                                           ---------    ------       -----
                                                                                        22,759       6,412        29,171
- --------------------------------------------------------------------------------------------------------------------------
E-7   MANUFACTURERS BANK BUILDING    12     140,000    11,667       1972     Ground          0           0
      16255 Ventura Blvd.                                                   2, 9 & 11    8,747           0         TOTAL
                                                                            ---------  --------          -
                                                                                        8,747            0         8,747
- --------------------------------------------------------------------------------------------------------------------------
E-8   VENTURA LIBBIT BUILDING        12     150,000    12,500       1971    Ground          0            0
      16311 Ventura Blvd.                                                   6 - 12     13,352            0         TOTAL
                                                                            -------   -------            -
                                                                                       13,352            0        13,352
- --------------------------------------------------------------------------------------------------------------------------
E-9   ENCINO EXECUTIVE PLAZA          6     176,588    29,431       1986   Ground           0            0
      16501 Ventura Blvd.                                                   3 - 6      17,389            0         TOTAL
                                                                           --------     -----            -
                                                                                       17,389            0        17,389
- --------------------------------------------------------------------------------------------------------------------------
E-10  THE ENCINO ATRIUM               6     160,000    26,667       1981   Ground       2,826            0
      16530 Ventura Blvd.                                                  3 - 6       22,503            0         TOTAL
                                                                           -------    -------            -
                                                                                       25,329            0        25,329
- --------------------------------------------------------------------------------------------------------------------------
E-11  FIRST INTERSTATE BANK          14     160,000    11,429       1969   Ground           0           0
      16633 Ventura Blvd.                                                  5 - 13      17,502           0          TOTAL
                                                                           -------     ------           -
                                                                                       17,502           0         17,502
- --------------------------------------------------------------------------------------------------------------------------
E-12  FIRST FINANCIAL PLAZA           6     216,000    36,000       1986   Ground       6,475         8,109
      16830 Ventura Blvd.                                                       3       5,130         6,619        TOTAL
                                                                          -------      -------        -----
                                                                                       11,605        14,728       26,333
- --------------------------------------------------------------------------------------------------------------------------
MARKET TOTALS                       125   2,418,206    19,346                         362,081        51,622      413,703
- --------------------------------------------------------------------------------------------------------------------------


            QUOTED
          ANNUAL RENT                   OCCUPANCY RATIO
ITEM    -----------------     LEASE    ------------------
 NO.     PSF         PSF      TYPE     DIRECT     OVERALL
- ----   -------    --------   -----     ------     -------
E-1    $15.00  -   $22.80     FSG       86.0%      86.0%
       $15.60  -   $21.60     FSG
- --------------------------------------------------------
E-2    $24.60  -   $25.80     FSG       77.5%      72.8%
       $23.40  -   $25.80     FSG
- --------------------------------------------------------
E-3                                     92.5%      88.0%
       $18.00      $18.00     FSG
- --------------------------------------------------------
E-4                                     91.6%      88.7%
       $14.40      $20.40     FSG
- --------------------------------------------------------
E-5                                     45.4%      45.4%
       $19.20      $21.00     FSG
- --------------------------------------------------------
E-6    $22.20  -   $22.20     FSG       89.8%      86.9%
       $19.80      $21.00     FSG
- --------------------------------------------------------
E-7                                     93.8%      93.8%
       $21.00      $21.60     FSG
- --------------------------------------------------------
E-8                                     91.1%      91.1%
       $22.80      $25.20     FSG
- --------------------------------------------------------
E-9                                     90.2%       90.2%
       $22.80  -   $24.00     FSG
- --------------------------------------------------------
E-10   $20.40  -   $ 1.75     FSG       84.2%       84.2%
       $21.00  -   $21.60     FSG
- --------------------------------------------------------
E-11                                    89.1%       89.1%
       $19.80  -   $19.80     FSG
- --------------------------------------------------------
E-12   $16.20  -   $25.80     FSG       94.6%       87.8%
       $24.00  -   $25.80     FSG
- --------------------------------------------------------
MARKET TOTALS                           85.0%       82.9%
- --------------------------------------------------------


- ----------------------------------------------------------
 $20.21 - $22.45  Direct Weighted Average Rental Rate
- ----------------------------------------------------------

                             OFFICE BUILDING ACTIVITY CHART

                                      ENCINO AREA

                                     [ G R A P H ]

                            PEER BUILDING ANALYSIS
                              425 West Broadway

                                         Building Information
Item   Building Name/             No of    Area      Avg Flr   Year       Available Space (SF)
No.    Location                   Stories  (SF)      Area (SF) Built  Floor(s) Direct Sublease
- ----   ----------------           ------- -------   --------- -----  -------- ------ -----------
G-1    Galleria Tower             12     147,000     12,250    1983   Ground        0         0
       100 W. Broadway                                                 6 - 8    8,296         0
                                                                       -----    -----     -----
                                                                                8,296         0
- -------------------------------------------------------------------------------------------------
G-2    Glendale Financial          6     120,778     20,130   1981         6        0     8,513
       225 W. Broadway                                                 1 - 5    3,180         0
                                                                       -----    -----     -----
                                                                                3,180     8,513
- -------------------------------------------------------------------------------------------------
G-3    Glendale Corporate Center   7     112,300     16,043   1985    Ground        0         0
       425 E. Colorado Street                                         4 - 6    26,034         0
                                                                       -----    -----     -----
                                                                               26,034         0
- -------------------------------------------------------------------------------------------------
       300 W. Glenoaks Blvd.
       Building                    3      29,000      9,667   1981     1 & 2        0     5,356
       300 W. Glenoaks Blvd.                                               3    7,583         0
                                                                       -----    -----     -----
                                                                                7,583     5,356
- -------------------------------------------------------------------------------------------------
MARKET TOTALS                     28     409,078     14,610                    45,093    13,869
- -------------------------------------------------------------------------------------------------



                                    Overall       Quoted
Item   Building Name/             Availability  Annual Rent      Lease    Occupancy Ratio
No.    Location                       (SF)       PSF    PSF      Type     Direct   Overall
- ----   ----------------            ------------  -----  -----    -----    ------   -------
G-1    Galleria Tower                                                     94.4%    94.4%
       100 W. Broadway               TOTAL      $24.96 - $24.96  FSG

                                      8,296
- ----------------------------------------------------------------------------------------
G-2    Glendale Financial                       $18.00 - $18.00   FSG     97.4%    90.3%
       225 W. Broadway               TOTAL      $18.00 - $22.20   FSG

                                     11,693
- ---------------------       ------------------------------------------------------------
G-3    Glendale Corporate Center                                          76.8%    76.8%
       425 E. Colorado Street        TOTAL      $18.00 - $18.60   FSG

                                     26,034
- -----------------------------------------------------------------------------------------
G-4    300 W. Glenoaks Blvd.
       Building                                 $19.20 - $19.20   FSG     73.9%    55.4%
       300 W. Glenoaks Blvd.         TOTAL      $21.00 - $21.00   FSG

                                     12,939
- -----------------------------------------------------------------------------------------
       MARKET TOTALS                 58,962                               89.0%     85.6%
- -----------------------------------------------------------------------------------------
                                                $19.78 - $20.43 Direct Weighted Average Rental Rate





                           OFFICE BUILDING ACTIVITY CHART

                                   GLENDALE

                                 [BAR GRAPH]

                            PEER BUILDING ANALYSIS

                      5832 BOLSA AVENUE - HUNTINGTON BEACH

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                                 Overall     Quoted      Occupancy
Item    Building Name /      No. of   Area   Avg. Flr.  Year     Available Space (SF)   Availabilty Annual Rent     Ratio
No.     Location            Stories   (SF)   Area (SF)  Built  Floor(s)  Direct  Sublease  (SF)      PSF   PSF  Direct  Overall
- ------------------------------------------------------------------------------------------------------------------------------------
 H-1 SEACLIFF OFFICE PARK #5    3     53,000   17,667    1989    Ground    1,249      0            $18.00-$18.00   93.7%  93.7%
     2100 Main Street                                                 2    2,067      0     TOTAL  $18.00-$18.00
     Huntington Beach, CA                                        ------    -----  -----
                                                                           3,316      0     3,316
- ------------------------------------------------------------------------------------------------------------------------------------
 H-2 SEACLIFF OFFICE PARK #3    2     25,000   12,500    1981    Ground    4,225      0            $15.60-$15.60   73.3%  73.3%
     2134 Main Street                                                 2    2,439      0     TOTAL  $15.60-$15.60
     Huntington Beach, CA                                        ------    -----  -----
                                                                           6,664      0     6,884
- ------------------------------------------------------------------------------------------------------------------------------------
 H-3 SEACLIFF OFFICE PARK #2    2     20,000   10,000    1979    Ground    3,084      0            $16.20-$16.20   77.7%  77.7%
     2130 Main Street                                                 2    1,376      0     TOTAL  $16.20-$16.20
     Huntington Beach, CA                                        ------    -----  -----
                                                                           4,460      0     4,460
- ------------------------------------------------------------------------------------------------------------------------------------
 H-4 SEACLIFF OFFICE PARK #4    2     19,359    9,680   1979     Ground    5,704      0             $15.60-$15.60   6.6%   6.6%
     2124 Main Street                                                 2   12,374      0     TOTAL   $15.60-$16.80
     Huntington Beach, CA                                        ------    -----  -----
                                                                          18,078      0    18,078
- ------------------------------------------------------------------------------------------------------------------------------------
 H-5 WIND RIVER PARK            3     33,000   11,000    1984    Ground        0      0                           100.0% 100.0%
     18141 Beach Boulevard                                            0        0      0     TOTAL
     Huntington Beach, CA                                        ------    -----  -----
                                                                               0      0         0
- ------------------------------------------------------------------------------------------------------------------------------------
 H-6 PETER'S LANDING            2     31,044   15,522    1979    Ground        0      0                            96.1%  96.1%
     16390 Pacific Coast Highway                                      2    1,206      0     TOTAL    $18.00-$18.00
     Huntington Beach, CA                                        ------    -----  -----
                                                                           1,206      0      1,206
- ------------------------------------------------------------------------------------------------------------------------------------
 H-7 SEAVIEW PLAZA              4     35,555    8,889    1984    Ground    3,338      0              $13.20-$13.20 68.5%  68.5%
     20422 Beach Boulevard                                        2 - 4    7,858      0     TOTAL    $13.20-$13.20
     Huntington Beach, CA                                        ------    -----  -----
                                                                          11,196      0     11,196
- ------------------------------------------------------------------------------------------------------------------------------------
 H-8 BEACH PLAZA                4     63,278   15,820    1981    Ground        0      0                            73.0%  73.0%
     19671 Beach Boulevard                                        2 - 4   17,067      0     TOTAL    $12.00-$12.00
     Huntington Beach, CA                                        ------    -----  -----
                                                                          17,067      0     17,067
- ------------------------------------------------------------------------------------------------------------------------------------
 H-9 ONE PACIFIC CENTER        12    188,150   15,679    1987    Ground        0      0                            76.9%  76.9%
     7755 Center Avenue                                          2 - 10   30,112 13,262     TOTAL    $13.80-$18.00
     Huntington Beach, CA                                        ------    -----  -----
                                                                          30,112 13,262     43,374
- ------------------------------------------------------------------------------------------------------------------------------------
H-10 ONE PACIFIC PLAZA          6     94,897   15,816    1985    Ground        0      0                            88.5%  88.5%
     7711 Center Avenue                                           2 - 6   10,873      0     TOTAL    $16.20-$16.20
     Huntington Beach, CA                                        ------    -----  -----
                                                                          10,873      0     10,873
- ------------------------------------------------------------------------------------------------------------------------------------
H-11 ONE PACIFIC PLAZA          6     93,024   15,504    1982    Ground        0      0                            86.9%  86.9%
     7777 Center Avenue                                           4 - 5   12,220      0     TOTAL    $16.20-$16.20
     Huntington Beach, CA                                        ------    -----  -----
                                                                          12,220      0     12,220
- ------------------------------------------------------------------------------------------------------------------------------------
H-12 GUARDIAN CENTRE           14    203,970   14,569    1985    Ground    3,155      0              $17.40-$17.40 64.7%  64.7%
     17011 Beach Boulevard                                       5 - 15   68,929      0     TOTAL    $17.40-$17.40
     Huntington Beach, CA                                        ------    -----  -----
                                                                          72,084      0     72,084
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS             60    860,277   14,338                    187,276 13,262    200,538                 78.2%  76.7%
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                      $15.68 - $16.43 Direct Wtd. Avg. Rental Rate
                                                                                  --------------------------------------------------



                          OFFICE BUILDING ACTIVITY CHART

                                HUNTINGTON BEACH

                                     [Chart]


                                                       PEER BUILDING ANALYSIS
                                                100 Broadway Building     100 Broadway

                                           Building Information                                                     Overall
 Item     Building Name/                No of     Area      Avg Flr        Year           Available Space(SF)      Availability
 No.      Location                      Stories   (SF)      Area (SF)      Built     Floor(s)  Direct    Sublease    (SF)
 ---------------------------------------------------------------------------------------------------------------------------------
 D-1      AMERICAN SAVINGS BUILDING      10       127,991   12,799         1984      Ground     7,960       0
          401 East Ocean Boulevard                                                     2-10    77,489       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               85,449       0           85,449

 ---------------------------------------------------------------------------------------------------------------------------------
 D-2      HARBOR BANK BUILDING            6       109,000   18,167         1982      Ground         0       0
          11 Golden Shore Avenue                                                        2-5    38,517       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               38,517       0           38,517

 ---------------------------------------------------------------------------------------------------------------------------------
 D-3      OCEANGATE TOWER                12       202,000   16,833         1971      Ground    19,893       0
          100 Oceangate Avenue                                                          4-9    32,183       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               52,076       0           52,076

 ---------------------------------------------------------------------------------------------------------------------------------
 D-4      HOME SAVINGS BUILDING           4       103,000   25,750         1982      Ground    18,464       0
          249 East Ocean Boulevard                                                     2-10    24,475       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               42,939       0           42,939

 ---------------------------------------------------------------------------------------------------------------------------------
 D-5      DOWNTOWN PLAZA                  6       100,145   16,691         1982      Ground         0       0
          211 East Ocean Boulevard                                                      3-4     6,276       0            TOTAL
                                                                                       ----    ------     -----
                                                                                                6,276       0            6,276

 ---------------------------------------------------------------------------------------------------------------------------------
 D-6      THE 180 BUILDING               12       200,028   16,669         1982      Ground    19,681       0
          180 East Ocean Boulevard                                                     2-12   165,618       0            TOTAL
                                                                                       ----    ------     -----
                                                                                              185,299       0           185,299

 ---------------------------------------------------------------------------------------------------------------------------------
 D-7      FIDELITY FEDERAL BUILDING       9       122,453   13,606         1964      Ground    10,637       0
          555 East Ocean Boulevard                                                      2-8    10,015       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               20,652       0           20,652

 ---------------------------------------------------------------------------------------------------------------------------------
 D-8      ARCO CENTER                    15       220,625   14,708         1983      Ground         0     4,630
          200 Oceangate Avenue                                                         2-15    44,091       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               44,091     4,630         48,721

 ---------------------------------------------------------------------------------------------------------------------------------
 D-9      ARCO CENTER                    14       218,298   15,593         1983      Ground       898       0
          300 Oceangate Avenue                                                          5-9    28,038       0            TOTAL
                                                                                       ----    ------     -----
                                                                                               28,936       0           28,936

 ---------------------------------------------------------------------------------------------------------------------------------
 D-10     UNION BANK BUILDING            14       157,683   11,263         1975      Ground         0       0
          400 Oceangate Avenue                                                         2-11    32,700     8,933          TOTAL
                                                                                       ----    ------     -----
                                                                                               32,700     8,933         41,633

 ---------------------------------------------------------------------------------------------------------------------------------
         MARKET TOTALS                  102     1,561,223   15,306                            536,935    13,563        550,498

 Item     Building Name/                     Quoted
 No.      Location                        Annual Rent              Lease         Occupancy Ratio
                                       PSF        PSF              Type        Direct     Overall
 -----------------------------------------------------------------------------------------------------
 D-1      AMERICAN SAVINGS BUILDING   $15.00   - $18.60            FSG         33.2%       33.2%
          401 East Ocean Boulevard    $15.00   - $18.60            FSG

 -----------------------------------------------------------------------------------------------------
 D-2      HARBOR BANK BUILDING                                                 64.7%       64.7%
          11 Golden Shore Avenue      $18.60     $18.60            FSG

 -----------------------------------------------------------------------------------------------------
 D-3      OCEANGATE TOWER             $16.80   - $18.60            FSG         74.2%       74.2%
          100 Oceangate Avenue        $16.80     $18.60            FSG

 -----------------------------------------------------------------------------------------------------
 D-4      HOME SAVINGS BUILDING       $16.20   - $22.20            FSG         58.3%       58.3%
          249 East Ocean Boulevard    $16.20     $22.20            FSG

 -----------------------------------------------------------------------------------------------------
 D-5      DOWNTOWN PLAZA                                                       93.7%       93.7%
          211 East Ocean Boulevard    $16.20     $16.20            FSG

 -----------------------------------------------------------------------------------------------------
 D-6      THE 180 BUILDING            $22.20   - $22.20            FSG          7.4%        7.4%
          180 East Ocean Boulevard    $21.00     $21.00            FSG

 -----------------------------------------------------------------------------------------------------
 D-7      FIDELITY FEDERAL BUILDING   $14.40   - $19.20            FSG         83.1%       83.1%
          555 East Ocean Boulevard    $15.00     $15.00            FSG

 -----------------------------------------------------------------------------------------------------
 D-8      ARCO CENTER                 $16.80   - $16.80            FSG         80.0%       77.9%
          200 Oceangate Avenue        $21.96     $22.92            FSG

 -----------------------------------------------------------------------------------------------------
 D-9      ARCO CENTER                 $21.96   - $22.92            FSG         86.7%       86.7%
          300 Oceangate Avenue        $24.00     $24.00            FSG

 -----------------------------------------------------------------------------------------------------
 D-10     ARCO CENTER                                                          79.3%       73.6%
          400 Oceangate Avenue        $16.20     $18.60            FSG

 -----------------------------------------------------------------------------------------------------
          MARKET TOTALS                                                        65.6%       64.7%

                                      $18.77   - $20.32            Direct Weighted Average Rental Rate
 -----------------------------------------------------------------------------------------------------

                         OFFICE BUILDING ACTIVITY CHART

                            LONG BEACH DOWNTOWN AREA

                                   [BAR CHART]


                                                       PEER BUILDING ANALYSIS
                                             The New Wilshire - 6100 Wilshire Boulevard

                                           Building Information                                                     Overall
 Item     Building Name/                No of     Area      Avg Flr        Year           Available Space(SF)      Availability
 No.      Location                      Stories   (SF)      Area           Built     Floor(s)  Direct    Sublease    (SF)
 ---------------------------------------------------------------------------------------------------------------------------------
 MM-1     5670 WILSHIRE BUILDING
          5670 Wilshire Boulevard        27       407,200   15,081         1965      Ground         0       0
                                                                           Ren. 1992   6-27    41,939       0            TOTAL
                                                                                       ----    ------       -
                                                                                               41,939       0           41,939

 ---------------------------------------------------------------------------------------------------------------------------------
 MM-2     THE WILSHIRE COURTYARD-EAST     6       540,000   90,000         1987      Ground     8,424    2,942
          5700 Wilshire Boulevard                                                         3         0   72,483           TOTAL
                                                                                          -         -   ------
                                                                                                8,424   75,425          83,849

 ---------------------------------------------------------------------------------------------------------------------------------
 MM-3     THE WILSHIRE COURTYARD-WEST     6       452,243   75,374         1987      Ground     6,471       0
          5750 Wilshire Boulevard                                                       2-6   122,797   88,352           TOTAL
                                                                                        ---   -------   ------
                                                                                              129,268   88,352         217,620

 ---------------------------------------------------------------------------------------------------------------------------------
 MM-4     MUSEUM SQUARE                  10       505,000   50,500         1950      Ground    35,018       0
          5757 Wilshire Boulevard                                          Ren. 1982    2-9   134,596       0            TOTAL
                                                                                        ---   -------       -
                                                                                              169,614       0          169,614

 ---------------------------------------------------------------------------------------------------------------------------------
 MM-5     MUTUAL BENEFIT LIFE            32       407,500   12,734         1971      Ground         0       0
          5900 Wilshire Boulevard                                                      4-30   118,544       0            TOTAL
                                                                                       ----   -------       -
                                                                                              118,544       0          118,544

 ---------------------------------------------------------------------------------------------------------------------------------
 MM-6     6300 WILSHIRE BUILDING         21       361,904   17,234         1973      Ground    26,604       0
          6300 Wilshire Boulevard                                          Ren. 1992   6-21    65,187    1,500           TOTAL
                                                                                       ----    ------    -----
                                                                           to 1993             91,791    1,500          93,291

 ---------------------------------------------------------------------------------------------------------------------------------
 MM-7     6500 WILSHIRE BUILDING         23       425,039   18,480         1986         6-9         0   79,728
          6500 Wilshire Boulevard                                                      4-23    58,313       0            TOTAL
                                                                                       ----    ------       -
                                                                                               58,313   79,728         138,041

 ---------------------------------------------------------------------------------------------------------------------------------
          MARKET TOTALS                 125      3,098,886  24,791                            617,893  245,005         862,893
 ---------------------------------------------------------------------------------------------------------------------------------

             Quoted
          Annual Rent              Lease         Occupancy Ratio
       PSF          PSF            Type        Direct     Overall

                                               89.7%      89.7%
     $23.40   -   $28.80           FSG

 ----------------------------------------------------------------
     $23.40   -   $23.40           FSG         98.4%       84.5%
     $23.40   -   $23.40           FSG

 ----------------------------------------------------------------
     $27.00   -  $28.20            FSG         71.4%       51.9%
     $24.00   -  $28.20            FSG

 ----------------------------------------------------------------
     $16.80   -  $23.40            FSG         66.4%       66.4%
     $16.80   -  $23.40            FSG

 ----------------------------------------------------------------
                                               70.9%       70.9%
     $18.60   -  $19.80            FSG

 ----------------------------------------------------------------
     $21.00   -  $22.20            FSG         74.6%       74.2%
     $18.00   -  $22.20            FSG

 ----------------------------------------------------------------
     $15.00   -  $15.00            FSG         86.3%       67.5%
     $22.20   -  $23.40            FSG

 ----------------------------------------------------------------
     MARKET TOTALS                             80.1%       72.2%
 ----------------------------------------------------------------
     $20.04   -  $23.90  Direct Weighted Average Rental Rate
     -------------------------------------------------------

                         OFFICE BUILDING ACTIVITY CHART
                      MIRACLE MILE ALONG WILSHIRE BOULEVARD



                                   [BAR CHART]

                              PEER BUILDING ANALYSIS
                         12501 Imperial Highway   Norwalk

                                    BUILDING INFORMATION                                      OVERALL
ITEM  BUILDING NAME/           NO. OF    AREA   AVG FLR    YEAR     AVAILABLE SPACE (SF)    AVAILABILITY
 NO.  LOCATION                 STORIES   (SF)  AREA (SF)  BUILT  FLOORS   DIRECT  SUBLEASE      (SF)
- ---------------------------------------------------------------------------------------------------------
N-1   91 FREEWAY CENTER          4     83,000     20,750   1992   Ground       0       0
      Cerritos, CA                                                  2-6    9,960       0           TOTAL
                                                                 -------  ------    ------
                                                                           9,960       0           9,960
- ---------------------------------------------------------------------------------------------------------
N-2   12750 CENTER COURT DRIVE   7    140,392     20,056   1989   Ground       0       0
      Cerritos, CA                                                  2-6    2,611       0           TOTAL
                                                                 -------  ------    ------
                                                                           2,611       0           2,611
- ---------------------------------------------------------------------------------------------------------
N-3   17785 CENTER COURT DRIVE   7    139,916     19,988   1989   Ground       0       0
      Cerritos, CA                                                  2-6        0       0           TOTAL
                                                                 -------  ------    ------
                                                                               0       0               0
- ---------------------------------------------------------------------------------------------------------
N-4   500 CITADEL DRIVE          4     86,700     21,675   1991   Ground       0       0
      Commerce, CA                                                  2-4   11,282       0           TOTAL
                                                                 -------  ------    ------
                                                                          11,282       0          11,282
- ---------------------------------------------------------------------------------------------------------
N-5   500 CITADEL DRIVE          4     86,700     21,675   1991   Ground  21,675       0
      Commerce, CA                                                  2-4   43,325       0           TOTAL
                                                                 -------  ------    ------
                                                                          65,000       0          65,000
- ---------------------------------------------------------------------------------------------------------
N-6   5701 SO. EASTERN AVENUE    6    150,000     25,000   1991   Ground   3,112       0
      Commerce, CA                                                  2-6   19,025       0           TOTAL
                                                                 -------  ------    ------
                                                                          22,137       0          22,137
- ---------------------------------------------------------------------------------------------------------
N-7   5800 SO. EASTERN AVENUE    5     66,000     13,200   1974   Ground       0       0
      Commerce, CA                                                  2-5   14,946       0           TOTAL
                                                                 -------  ------    ------
                                                                          14,946       0          14,946
- ---------------------------------------------------------------------------------------------------------
N-8   5801 E. SLAUSON AVENUE     3     53,870     17,957   1983   Ground     954       0
      Commerce, CA                                                  2-3   17,312       0           TOTAL
                                                                 -------  ------    ------
                                                                          18,266       0          18,266
- ---------------------------------------------------------------------------------------------------------
N-9   8141 E. 2ND STREET         6     65,000     10,833   1989   Ground       0       0
      Downey, CA                                                    2-6    7,595       0           TOTAL
                                                                 -------  ------    ------
                                                                           7,595       0           7,595
- ---------------------------------------------------------------------------------------------------------
N-10  CENTERPOINT BUILDING #1    4     87,274     21,819   1977   Ground       0       0
      La Palma, CA                                                  2-6   32,144       0           TOTAL
                                                                 -------  ------    ------
                                                                          32,144       0          32,144
- ---------------------------------------------------------------------------------------------------------
N-11  CENTERPOINT BUILDING #2    4     81,972     20,493   1977   Ground       0       0
      La Palma, CA                                                  2-6        0       0           TOTAL
                                                                 -------  ------    ------
                                                                               0       0               0
- ---------------------------------------------------------------------------------------------------------
N-12  CENTERPOINT BUILDING #3    3     60,174     20,058   1977   Ground       0       0
      La Palma, CA                                                  2-6    3,894       0           TOTAL
                                                                 -------  ------    ------
                                                                           3,894       0            3,894
- ---------------------------------------------------------------------------------------------------------
N-13  CENTERPOINT BUILDING #4    7    145,451     20,779   1977   Ground       0       0
      La Palma, CA                                                  2-6    6,326       0           TOTAL
                                                                 -------  ------    ------
                                                                           6,326       0           6,326
- ---------------------------------------------------------------------------------------------------------
N-14  12440 IMPERIAL HIGHWAY     8    464,000     58,000   1981   Ground       0       0
      Norwalk, CA                                                   2-6   78,880    83,000         TOTAL
                                                                 -------  ------    ------
                                                                          78,880    83,000       161,880
- ---------------------------------------------------------------------------------------------------------
N-15  10100 PIONEER BOULEVARD    3    109,419     36,473   1982   Ground  17,094       0
      Sante Fe Springs, CA                                          2-3   49,314       0           TOTAL
                                                                 -------  ------    ------
                                                                          66,408       0          66,408
- ---------------------------------------------------------------------------------------------------------
N-16  10330 PIONEER BOULEVARD    2     70,124     35,062   1991   Ground   2,321       0
      Sante Fe Springs, CA                                           2     8,814       0           TOTAL
                                                                 -------  ------    ------
                                                                          11,135       0          11,135
- ---------------------------------------------------------------------------------------------------------
      MARKET TOTALS             77  1,889,992     24,545                 350,584    83,000       433,584
- ---------------------------------------------------------------------------------------------------------

                                    QUOTED
ITEM  BUILDING NAME/              ANNUAL RENT      LEASE    OCCUPANCY RATIO
 NO.  LOCATION                   PSF      PSF       TYPE    DIRECT   OVERALL
- ----------------------------------------------------------------------------
N-1   91 FREEWAY CENTER            ---      ---      FSG     88.0%     88.0%
      Cerritos, CA              $16.80   $18.00      FSG


- ----------------------------------------------------------------------------
N-2   12750 CENTER COURT DRIVE     ---      ---      FSG     98.1%     98.1%
      Cerritos, CA              $21.60   $21.60      FSG


- ----------------------------------------------------------------------------
N-3   17785 CENTER COURT DRIVE     ---      ---      FSG    100.0%    100.0%
      Cerritos, CA                 ---      ---      FSG


- ----------------------------------------------------------------------------
N-4   500 CITADEL DRIVE            ---      ---      FSG     87.0%     87.0%
      Commerce, CA              $21.60   $21.60      FSG


- ----------------------------------------------------------------------------
N-5   500 CITADEL DRIVE         $21.00   $21.00      FSG     25.0%     25.0%
      Commerce, CA              $21.00   $21.00      FSG


- ----------------------------------------------------------------------------
N-6   5701 SO. EASTERN AVENUE   $20.40   $20.40      FSG     85.2%     85.2%
      Commerce, CA              $19.80   $20.40      FSG


- ----------------------------------------------------------------------------
N-7   5800 SO. EASTERN AVENUE      ---      ---      FSG     77.4%     77.4%
      Commerce, CA              $16.80   $18.00      FSG


- ----------------------------------------------------------------------------
N-8   5801 E. SLAUSON AVENUE    $18.60   $18.60      FSG     66.1%     66.1%
      Commerce, CA              $18.60   $18.60      FSG


- ----------------------------------------------------------------------------
N-9   8141 E. 2ND STREET           ---      ---      FSG     88.3%     88.3%
      Downey, CA                $16.20   $18.00      FSG


- ----------------------------------------------------------------------------
N-10  CENTERPOINT BUILDING #1      ---      ---      FSG    63.2%      63.2%
      La Palma, CA              $19.20   $19.20      FSG


- ----------------------------------------------------------------------------
N-11  CENTERPOINT BUILDING #2      ---      ---      FSG   100.0%     100.0%
      La Palma, CA                 ---      ---      FSG


- ----------------------------------------------------------------------------
N-12  CENTERPOINT BUILDING #3      ---      ---      FSG    93.5%      93.5%
      La Palma, CA              $19.20   $19.20      FSG


- ----------------------------------------------------------------------------
N-13  CENTERPOINT BUILDING #4      ---      ---      FSG    95.7%      95.7%
      La Palma, CA              $19.20   $19.20      FSG


- ----------------------------------------------------------------------------
N-14  12440 IMPERIAL HIGHWAY       ---      ---      FSG    83.0%      65.1%
      Norwalk, CA               $17.40   $17.40      FSG


- ----------------------------------------------------------------------------
N-15  10100 PIONEER BOULEVARD   $16.20   $16.20      FSG    39.3%      39.3%
      Sante Fe Springs, CA      $16.20   $16.20      FSG


- ----------------------------------------------------------------------------
N-16  10330 PIONEER BOULEVARD   $15.60   $15.60      FSG    84.1%      84.1%
      Sante Fe Springs, CA      $15.60   $15.60      FSG


- ----------------------------------------------------------------------------
      MARKET TOTALS                                         91.5%      77.1%
- ----------------------------------------------------------------------------

                               ---------------------------------------------
                                $18.32   $18.47      DIRECT WEIGHTED AVERAGE
                                                     RENTAL RATE
                               ---------------------------------------------

                                  OFFICE BUILDING ACTIVITY CHART

                                              NORWALK

                                            [GRAPHIC]

                            PEER BUILDING ANALYSIS

                                1950 Sawtelle

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                               Overall      Quoted            Occupancy
Item    Building Name/    No. of   Area   Avg. Flr.  Year     Available Space (SF)    Availabilty  Annual Rent Lease     Ratio
No.     Location         Stories   (SF)   Area (SF)  Built Floor(s) Direct  Sublease   (SF)     PSF   PSF       Type  Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
W-1  CORNERSTONE PLAZA      8    156,296   19.537    1986  Ground          0    0                                     100.0%  100.0%
     1990 S. Bundy Drive                                        0          0    0      TOTAL  $19.80 $22.20      FSG
                                                                           0    0          0
- ------------------------------------------------------------------------------------------------------------------------------------
W-2  OLYMPIC CENTRE         6    142,900   23,817    1985  Ground          0    0                                      13.2%   13.2%
     11150 W. Olympic Blvd.                                  6-11    124.103    0      TOTAL  $17.40 $21.00      FSG
                                                           ------    -------
                                                                     124,103    0    124,103
- ------------------------------------------------------------------------------------------------------------------------------------
W-3  NOVELL BUILDING        5     54,820   10,964    1986  Ground          0    0                                     100.0%  100.0%
     11300 W. Olympic Blvd.                                     0          0    0      TOTAL
                                                           ------    ------- ------
                                                                           0    0          0
- ------------------------------------------------------------------------------------------------------------------------------------
W-4  COMMERCE PLAZA         3     77,371   25,790    1973  Ground      1,671    0             $19.20-$19.20            87.2%   87.2%
     11340 W. Olympic Blvd.                                   2-3      8,229    0      TOTAL  $19.20-$19.20      FSG
                                                           ------    ------- ------
                                                                       9,900    0      9,900
- ------------------------------------------------------------------------------------------------------------------------------------
W-5  TRIDENT CENTER        12    320,000   26,667    1983  Ground      2,140    0             $19.20-$19.20            99.3%   97.1%
     11355-11377 W.
       Olympic Blvd.                                          2-3          0  1,200    TOTAL  $21.00-$21.00      FSG
                                                           ------             ------
                                                                       2,140  7,200    9,340
7,200    9,340
- ------------------------------------------------------------------------------------------------------------------------------------
W-6  EXECUTIVE LIFE        11    230,000   20,909    1983  Ground     10,034    0             $16.80-$16.80      FSG   25.4%   25.4%
       BUILDING
     11444 W. Olympic Blvd.                                   2-9    161,472    0      TOTAL  $16.80-$16.80      FSG
                                                           ------    -------
                                                                     171,506    0    171,506
- ------------------------------------------------------------------------------------------------------------------------------------
W-7  OLYMPIC PLAZA          6    237,000   39,500    1983  Ground      6,893    0             $18.00-$18.00      FSG   82.8%   82.8%
     11500 W. Olympic Blvd.                                   3-6     33,816    0      TOTAL  $18.00 $18.00      FSG
                                                           ------    -------
                                                                      40,709    0     40,709
- ------------------------------------------------------------------------------------------------------------------------------------
W-8  WESTSIDE TOWERS       12    404,588   33,716    1985  Ground      3,926    0             $19.20-$21.00      FSG    74.5%  74.5%
     11835-45 W. Olympic                                     2-12     99,120    0      TOTAL  $19.20-$21.00      FSG
       Blvd.                                               ------    -------
                                                                     103,046    0    103,046
- ------------------------------------------------------------------------------------------------------------------------------------
W-9  TELEFLORA PLAZA        3     149,400  40,800    1981  Ground     12,700    0             $19.80-$19.80             91.5%  87.8%
     12233 W. Olympic Blvd.                                     2          0  5,600    TOTAL  $19.80 $19.80      FSG
                                                                      12,700  5,600   18,300
- ------------------------------------------------------------------------------------------------------------------------------------
W-10 SAWTELLE PLAZA         7      42,000   6,000    1984  Ground          0    0                                       92.5%  92.5%
     1849 Sawtelle Boulevard                                  5-6      3,150    0      TOTAL  $17.40 $17.40      FSG
                                                           ------    ------- ------
                                                                       3,150    0      3,150
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS         73   1,814,375  24,854                    467,254 12,800  490,054                            74.2%  73.5%
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                  --------------------------------------------------
                                                                                              $17.74-$19.09  Direct Weighted Average
                                                                                                              Rental Rate
                                                                                  --------------------------------------------------

                         OFFICE BUILDING ACTIVITY CHART

                             WEST LOS ANGELES AREA

                                     [GRAPH]

                                PEER BUILDING ANALYSIS
                                 70 SOUTH LAKE AVENUE



                                                 BUILDING INFORMATION                                                  OVERALL
ITEM   BUILDING                             NO. OF       AREA   AVG.FLR    YEAR               AVAILABLE SPACE (SF)     AVAILABILITY
NO.    NAME/LOCATION                        STORES       (SF)   AREA (SF)  BUILT     FLOORS      DIRECT      SUBLEASE  (SF)
- ------------------------------------------------------------------------------------------------------------------------------------

P-1    2 NORTH LAKE AVENUE BUILDING           10      200,011      20,001   1985      Ground       3,540        9,898
       2 N. Lake Avenue                                                                4 - 8       5,603       33,571       TOTAL
                                                                                       -----       -----       ------
                                                                                                   9,143       43,469      52,612
- ------------------------------------------------------------------------------------------------------------------------------------
P-2    PASADENA FINANCIAL CENTER               9      146,665      16,296   1983      Ground           0            0
       35 N. Lake Avenue                                                               4 - 8      27,698            0       TOTAL
                                                                                       -----      ------
                                                                                                  27,698            0      27,698
- ------------------------------------------------------------------------------------------------------------------------------------
P-3    CENTURY SQUARE                         11      205,653      18,696   1984      Ground           0            0
       155 N. Lake Avenue                                                                  0           0            0       TOTAL
                                                                                                       0            0           0
- ------------------------------------------------------------------------------------------------------------------------------------
P-4    GATEWAY PLAZA                          14      300,000      21,429   1989          10                    2,200
       300 N. Lake Avenue                                                                 11       6,866            0       TOTAL
                                                                                       -----      ------
                                                                                                   6,866        2,200       9,066
- ------------------------------------------------------------------------------------------------------------------------------------
P-5    LAKE CORSON BUILDING                   12      208,000      17,333   1988           2           0        4,790
       301 N. Lake Avenue                                                         4, 10 & 11      30,690            0       TOTAL
                                                                                  ----------      ------
                                                                                                  30,690        4,790      35,480
- ------------------------------------------------------------------------------------------------------------------------------------
P-6    PASADENA TOWERS I                       9      184,460      20,496   1989       2 & 5           0       25,500
       800 E. Colorado Boulevard                                                       5 - 9      27,711            0       TOTAL
                                                                                       -----      ------
                                                                                                  27,711       25,500      53,211
- ------------------------------------------------------------------------------------------------------------------------------------
P-7    PASADENA TOWERS II                      9      184,460      20,496   1991       2 - 5           0       70,000
       55 S. Lake Avenue                                                               5 - 9      30,570            0       TOTAL
                                                                                       -----      ------
                                                                                                  30,570       70,000     100,570
- ------------------------------------------------------------------------------------------------------------------------------------
P-8    CORPORATE CENTER PASADENA              15      222,591      14,839   1982           4           0        2,473
       225 S. Lake Avenue                                                             5 & 11      19,832            0       TOTAL
                                                                                      ------      ------
                                                                                                  19,832        2,473      22,305

- ------------------------------------------------------------------------------------------------------------------------------------
       MARKET TOTALS                          89    1,651,840      18,580                        152,510      148,432     300,942
- ------------------------------------------------------------------------------------------------------------------------------------



                                          QUOTED
ITEM   BUILDING                        ANNUAL RENT        LEASE     OCCUPANCY RATIO
NO.    NAME/LOCATION                  PSF       PSF       TYPE     DIRECT    OVERALL
- -------------------------------------------------------------------------------------

P-1    2 NORTH LAKE AVENUE BUILDING   $16.00    $27.00     FSG     95.4%      73.7%
       2 N. Lake Avenue               $21.00    $27.00     FSG

- -------------------------------------------------------------------------------------
P-2    PASADENA FINANCIAL CENTER                                   81.1%      81.1%
       35 N. Lake Avenue              $19.20    $22.00     FSG

- -------------------------------------------------------------------------------------
P-3    CENTURY SQUARE                                             100.0%     100.0%
       155 N. Lake Avenue

- -------------------------------------------------------------------------------------
P-4    GATEWAY PLAZA                  $19.80    $19.80     FSG     97.7%      97.0%
       300 N. Lake Avenue             $19.20    $19.20     FSG

- -------------------------------------------------------------------------------------
P-5    LAKE CORSON BUILDING           $16.20    $16.20     FSG     85.2%      82.9%
       301 N. Lake Avenue             $24.60    $27.00     FSG

- -------------------------------------------------------------------------------------
P-6    PASADENA TOWERS I              $17.40    $21.00     FSG     85.0%      71.2%
       800 E. Colorado Boulevard      $27.00    $27.00     FSG

- -------------------------------------------------------------------------------------
P-7    PASADENA TOWERS II             $21.00    $24.00     FSG     83.4%      45.5%
       55 S. Lake Avenue              $22.80    $28.80     FSG

- -------------------------------------------------------------------------------------
P-8    CORPORATE CENTER PASADENA      $19.20    $19.20     FSG     91.1%      90.0%
       225 S. Lake Avenue             $24.00    $24.00     FSG


- -------------------------------------------------------------------------------------
       MARKET TOTALS                                               90.8%      81.8%
- -------------------------------------------------------------------------------------


                                ----------------------------------------------------
                                $23.04 - $25.71  DIRECT WEIGHTED AVERAGE RENTAL RATE
                                ----------------------------------------------------



                            OFFICE BUILDING ACTIVITY CHART

                                 LAKE AVENUE CORRIDOR

                                       [GRAPH]

                                PEER BUILDING ANALYSIS
                         Imperial Bank Tower   701 "B" Street


                                                 BUILDING INFORMATION                                           OVERALL
ITEM   BUILDING                             NO. OF       AREA   AVG.FLR    YEAR        AVAILABLE SPACE (SF)     AVAILABILITY
NO.    NAME/LOCATION                        STORIES      (SF)   AREA (SF)  BUILT       DIRECT      SUBLEASE     (SF)
- -----------------------------------------------------------------------------------------------------------------------------

DOWNTOWN SAN DIEGO
COMPETITIVE OFFICE BUILDINGS
- -----------------------------------------------------------------------------------------------------------------------------
D-1    ONE AMERICA PLAZA                      34      555,282      16,332   1991      153,357             0        153,357
       600 West Broadway
- -----------------------------------------------------------------------------------------------------------------------------
D-2    550 CORPORATE CENTER                   20      343,145      17,157   1990       10,876             0         10,876
       550 West C Street
- -----------------------------------------------------------------------------------------------------------------------------
D-3    EMERALD PLAZA                          30      356,610      11,887   1990       70,015             0         70,015
       400 West Broadway
- -----------------------------------------------------------------------------------------------------------------------------
D-4    COLUMBIA SQUARE                        13      135,000      10,385   1990        9,040        28,500         37,540
       1230 Columbia Street
- -----------------------------------------------------------------------------------------------------------------------------
D-5    KOLL CENTER I                          21      341,856      16,279   1989       32,200         5,500         37,700
       501 West Broadway
- -----------------------------------------------------------------------------------------------------------------------------
D-6    SYMPHONY TOWERS                        34      528,000      15,529   1989       16,960             0         16,960
       750 B Street
- -----------------------------------------------------------------------------------------------------------------------------
D-7    JOHN BURNHAM BUILDING                  19      171,465       9,024   1985        7,600             0          7,600
       610 West Ash Street
- -----------------------------------------------------------------------------------------------------------------------------
D-8    FIRST INTERSTATE PLAZA                 23      465,427      20,236   1984      103,754             0        103,754
       401 B Street
- -----------------------------------------------------------------------------------------------------------------------------
D-9    WELLS FARGO                            20      385,648      19,282   1982        6,073             0          6,073
       101 W. Broadway
- -----------------------------------------------------------------------------------------------------------------------------
D-10   FIRST NATIONAL BANK                    27      532,967      19,740   1982       75,877             0         75,877
       401 A Street
- -----------------------------------------------------------------------------------------------------------------------------
D-11   BANK OF AMERICA BUILDING               20      272,571      13,629   1982        2,350        13,500         15,850
       450 B Street
- -----------------------------------------------------------------------------------------------------------------------------
       MARKET TOTALS                         251    4,087,971     169,480             488,102        47,500        535,802
- ---------------------------------------------------------------------------------------------------------------------------



                                          QUOTED
ITEM   BUILDING                        ANNUAL RENT        OCCUPANCY RATIO
NO.    NAME/LOCATION                  PSF       PSF       DIRECT   OVERALL
- ---------------------------------------------------------------------------
DOWNTOWN SAN DIEGO
COMPETITIVE OFFICE BUILDINGS

D-1    ONE AMERICA PLAZA              $21.00  - $30.00     72.4%    72.4%
       600 West Broadway
- ---------------------------------------------------------------------------
D-2    550 CORPORATE CENTER           $19.20  - $19.80     96.8%    96.8%
       550 West C Street
- ---------------------------------------------------------------------------
D-3    EMERALD PLAZA                  $18.00  - $27.00     80.4%    80.4%
       400 West Broadway
- ---------------------------------------------------------------------------
D-4    COLUMBIA SQUARE                $16.20  - $16.20     93.3%    72.2%
       1230 Columbia Street
- ---------------------------------------------------------------------------
D-5    KOLL CENTER I                  $16.20  - $20.40     90.6%    89.0%
       501 West Broadway
- ---------------------------------------------------------------------------
D-6    SYMPHONY TOWERS                $18.00  - $24.00     96.8%    96.8%
       750 B Street
- ---------------------------------------------------------------------------
D-7    JOHN BURNHAM BUILDING          $15.00  - $16.80     95.6%    95.6%
       610 West Ash Street
- ---------------------------------------------------------------------------
D-8    FIRST INTERSTATE PLAZA         $17.40  - $23.40     77.7%    77.7%
       401 B Street
- ---------------------------------------------------------------------------
D-9    WELLS FARGO                    $17.40  - $22.20     98.4%    98.4%
       101 W. Broadway
- ---------------------------------------------------------------------------
D-10   FIRST NATIONAL BANK            $17.40  - $19.80     85.8%    85.8%
       401 A Street
- ---------------------------------------------------------------------------
D-11   BANK OF AMERICA BUILDING       $15.60  - $16.20     99.1%    94.2%
       450 B Street
- ---------------------------------------------------------------------------
       MARKET TOTALS                                       88.1%    86.9%
- ---------------------------------------------------------------------------


                      -----------------------------------------------------
                               $18.53 - $24.89  Direct Wtd. Avg Rental Rate
                      -----------------------------------------------------

                            OFFICE BUILDING ACTIVITY CHART

                              SAN DIEGO OFFICE BUILDINGS

                                       [GRAPH]

                            PEER BUILDING ANALYSIS

          Woodland Hills Financial Center    21031 Ventura Boulevard

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                               Overall      Quoted            Occupancy
Item   Building Name/    No. of   Area   Avg. Flr.  Year     Available Space (SF)    Availabilty  Annual Rent Lease       Ratio
No.    Location          Stories  (SF)   Area (SF)  Built  Floor(s) Direct  Sublease     (SF)     PSF   PSF    Type   Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
R-1  CARLTON PLAZA         4    150,000   37,500    1986   Ground          0    0                                      96.2%   96.2%
     20750 Ventura
       Boulevard                                                3      2,697    0      TOTAL  $23.40 $23.40      FSG
                                                           ------    ------- ------
                                                                       2,697    0      2,697
- ------------------------------------------------------------------------------------------------------------------------------------
R-2  WARNER CORPORATE
       CENTER             12    251,840   20,987    1988        9          0  5,028           $18.00-$18.00      FSG   91.2%   89.2%
     21300 Victory                                           1-12     22,265    0      TOTAL  $21.80 $23.40      FSG
       Boulevard                                           ------    ------- ------
                                                                      22,265  5,028   27,293
- ------------------------------------------------------------------------------------------------------------------------------------
R-3  WARNER PARK CENTER   12     60,000    5,000    1986   Ground          0    0                                      79.2%   79.2%
     21800 Burbank
       Boulevard                                              1-2     12,484    0      TOTAL  $22.80 $22.80      FSG
                                                           ------    ------- ------
                                                                      12,484    0     12,484
- ------------------------------------------------------------------------------------------------------------------------------------
R-4  WARNER GATEWAY        3    239,164   79,721    1989   Ground        822    0             $22.20-$22.20      FSG   99.7%   87.3%
     21820-21860 Burbank
       Blvd.                                                  2-3          0  29,458   TOTAL  $17.40 $17.40      FSG
                                                           ------    ------- ------
                                                                         822  29,458  30,280
- ------------------------------------------------------------------------------------------------------------------------------------
R-5  21900 BURBANK BLVD
       BUILDING            3     90,000   30,000    1985   Ground          0    0                                      60.9%   60.9%
     21900 Burbank
       Boulevard                                              1-3     35,192    0      TOTAL  $23.40 $23.40      FSG
                                                           ------    ------- ------
                                                                      35,192    0     35,192
- ------------------------------------------------------------------------------------------------------------------------------------
R-6  WARNERVIEW            3     63,000   21,000    1981  Ground           0  1,788           $18.00-$18.00            81.5%   78.6%
     5959 Topanga Boulevard                                  1-3      11,683    0      TOTAL  $21.00 $21.00
                                                           ------    ------- ------
                                                                      11,683  1,788   13,471
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS         37     854,004  23,031                     85,143 36,274  121,417                           90.0%   85.2%
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                  $22.50-$22.97  Direct Weighted Average Rental Rate
                                                                                  --------------------------------------------------

                             OFFICE BUILDING ACTIVITY CHART

                                     WOODLAND HILLS

                                       [GRAPH]

                            PEER BUILDING ANALYSIS

                      5601 Lindero Canyon Road    Westlake Village

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                               Overall     Quoted
Item    Building Name /      No. of   Area   Avg. Flr. Year    Available Space (SF)   Availabilty Annual Rent  Lease Occupancy Ratio
No.     Location            Stories   (SF)   Area (SF) Built Floor(s)  Direct  Sublease  (SF)      PSF   PSF   Type   Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
W-1  MALIBU CANYON BUS. PARK-A   2    47,000       0   1986  Ground         0       0                                87.0%   87.0%
     26707 Agoura Road                                            2    15,500       0   TOTAL    $19.80-$19.80 FSG
                                                                ---    ------     ---
                                                                       15,500       0  15,500
- ------------------------------------------------------------------------------------------------------------------------------------
W-2  AGOURA HILLS BUSINESS
     PARK V                      2    65,000  32,500   1987  Ground         0       0                               100.0%  100.0%
     30401 Agoura Road                                            0         0       0   TOTAL
                                                                ---    ------     ---
                                                                            0       0       0
- ------------------------------------------------------------------------------------------------------------------------------------
W-3  26541 AGOURA ROAD           2    90,000  45,000   1988  Ground         0  15,000            $17.40-$17.40 FSG  100.0%  100.0%
     26541 Agoura Road                                            2         0  44,000   TOTAL    $17.40-$17.40 FSG
                                                                ---    ------  ------
                                                                            0  59,000  59,000
- ------------------------------------------------------------------------------------------------------------------------------------
W-4  CALABASAS BUSINESS PARK II  2    97,000  48,500   1983  Ground     4,178       0            $19.20-$19.20 FSG   90.8%   90.8%
     23901 Calabasas Road                                         2     4,786       0   TOTAL    $19.20-$19.20 FSG
                                                                ---    ------     ---
                                                                        8,964       0   8,964
- ------------------------------------------------------------------------------------------------------------------------------------
W-5  CORP. POINTE AT CALABASAS   3   105,400  35,133   1988  Ground         0  14,725            $17.40-$19.80 FSG  100.0%   88.0%
     27001 Agoura Road                                            0         0       0   TOTAL
                                                                ---    ------     ---
                                                                            0  14,725  14,725
- ------------------------------------------------------------------------------------------------------------------------------------
W-6  SPECTRUM CORP. CENTER-A     2    32,452  16,226   1991  Ground         0       0                               100.0%   85.6%
     4333 Park Terrace Drive                                    N/A         0   4,659   TOTAL    $19.20-$19.20 FSG
                                                                ---    ------     ---
                                                                            0   4,659   4,659
- ------------------------------------------------------------------------------------------------------------------------------------
W-7  WESTLAKE CORP. CENTER-A     3    53,599  17,866   1986  Ground     4,488       0            $16.20-$16.20 FSG   90.1%   90.1%
     4165 Thousand Oaks Blvd.                                     2       834       0   TOTAL    $18.00-$18.00 FSG
                                                                ---    ------     ---
                                                                        5,322       0   5,322
- ------------------------------------------------------------------------------------------------------------------------------------
W-8  WESTLAKE CORP. PK./BLUE
     CROSS                       2    90,000  45,000   1985  Ground         0       0                               100.0%  100.0%
     4553 La Tienda Drive                                         0         0       0   TOTAL
                                                                ---    ------     ---
                                                                            0       0       0
- ------------------------------------------------------------------------------------------------------------------------------------
W-9  31829 WEST LA TIENDA DRIVE  2    50,000       0   1982  Ground         0       0                               100.0%  100.0%
     31829 West La Tienda Drive                                   0         0       0   TOTAL
                                                                ---    ------     ---
                                                                            0       0       0

- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS              20    630,451 31,523                   29,796  78,384  108,170                       95.3%   82.8%
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                               $19.03-$19.03 Direct Weighted Average
                                                                                                             Rental Rate
                                                                                               -------------------------------------

                             OFFICE BUILDING ACTIVITY CHART

                                        [Chart]


                                                       PEER BUILDING ANALYSIS
                                             Westwood Terrace   1640 S Sepulveda Boulevard

                                           Building Information                                                     Overall
 Item     Building Name/                No of     Area      Avg Flr        Year           Available Space (SF)    Availability
 No.      Location                      Stories   (SF)      Area (SF)      Built     Floor(s)  Direct    Sublease    (SF)
 ---------------------------------------------------------------------------------------------------------------------------------
 WN-1     WESTWOOD GATEWAY II (EAST)      20      288,990   14,350         1989      Ground         0       0
          11100 Santa Monica Boulevard                                                 9&19    15,275    7,788           TOTAL
                                                                                       ----    ------    -----
                                                                                               15,275    7,788          23,063

 ---------------------------------------------------------------------------------------------------------------------------------
 WN-2     WESTWOOD GATEWAY                22      289,000   13,138         1985         1&6         0    4,960
          11111 Santa Monica Boulevard                                                 2-21    56,951       0            TOTAL
                                                                                       ----    ------       -
                                                                                               56,951    4,960          61,911

 ---------------------------------------------------------------------------------------------------------------------------------
 WN-3     WESTWOOD GATEWAY II (NORTH)     15      225,589   15,039         1989      Ground     1,449       0
          11150 Santa Monica Boulevard                                                 2-16    20,101       0            TOTAL
                                                                                       ----    ------       -
                                                                                               21,550       0           21,550

 ---------------------------------------------------------------------------------------------------------------------------------
 WN-4     WESTWOOD ATRIUM BUILDING         3      101,500   33,833         1985      Ground         0       0
          1440 South Sepulveda Boulevard                                                  0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 WN-5     TOCALOMA PLAZA                   4       85,000   18,250         1984      Ground     2,200       0
          10780 Santa Monica Blvd                                                       2-4    16,333    4,000           TOTAL
                                                                                        ---    ------    -----
                                                                                               18,533    4,000          22,533

 ---------------------------------------------------------------------------------------------------------------------------------
 WN-6     BENTLEY BUILDING                 4       36,000    9,000         1984      Ground         0       0
          11075 Santa Monica Blvd                                                         0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
          MARKET TOTALS                  68      1,004,079  14,768                            112,308   16,748         129,067
 ---------------------------------------------------------------------------------------------------------------------------------

 Item     Building Name/                               Quoted
 No.      Location                                  Annual Rent              Lease         Occupancy Rate
                                                 PSF          PSF            Type        Direct     Overall
 ----------------------------------------------------------------------------------------------------------
 WN-1     WESTWOOD GATEWAY II (EAST)                                                     92.0%       92.0%
          11100 Santa Monica Boulevard         $28.20      $28.20            FSG

 ----------------------------------------------------------------------------------------------------------
 WN-2     WESTWOOD GATEWAY                     $21.60   -  $24.00            FSG         79.6%       79.6%
          11111 Santa Monica Boulevard         $21.80      $36.00            FSG

 ----------------------------------------------------------------------------------------------------------
 WN-3     WESTWOOD GATEWAY II (NORTH)          $28.80   -  $36.00            FSG         90.4%       90.4%
          11150 Santa Monica Boulevard         $28.80   -  $36.00            FSG

 ----------------------------------------------------------------------------------------------------------
 WN-4     WESTWOOD ATRIUM BUILDING                                                      100.0%      100.0%
          1440 South Sepulveda Boulevard

 ----------------------------------------------------------------------------------------------------------
 WN-5     TOCALOMA PLAZA                       $17.40   -  $17.40            FSG         71.5%       85.3%
          10780 Santa Monica Blvd              $12.00      $17.40            FSG

 ----------------------------------------------------------------------------------------------------------
 WN-6     BENTLEY BUILDING                                                              100.0%      100.0%
          11075 Santa Monica Blvd

 ----------------------------------------------------------------------------------------------------------
          MARKET TOTALS                                                                  88.8%       87.1%
 ----------------------------------------------------------------------------------------------------------

                                               -------------------------------------------------------
                                               $22.50   -  $31.87  Direct Weighted Average Rental Rate
                                               -------------------------------------------------------

                         OFFICE BUILDING ACTIVITY CHART

                           WESTWOOD/WEST LOS ANGELES

                                   [BAR CHART]

                            PEER BUILDING ANALYSIS

                      LONG BEACH AIRPORT BUSINESS PARK
                         4811 AIRPORT PLAZA DRIVE

- ------------------------------------------------------------------------------------------------------------------------------------
                                    Building Information                                 Overall     Quoted            Occupancy
Item    Building Name /      No. of  Area   Avg. Flr. Year    Available Space (SF)   Availabilty Annual Rent  Lease     Ratio
No.     Location            Stories  (SF)   Area (SF) Built Floor(s)  Direct  Sublease  (SF)      PSF   PSF   Type   Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
A-1  L.B. AIRPORT BUS. PARK      8   165,000 20,625   1986  Ground      0       0                                    100.0%  100.0%
     4801 Airport Drive                                          0      0       0     TOTAL
                                                               ---    ---     ---
                                                                        0       0         0
- ------------------------------------------------------------------------------------------------------------------------------------
A-2  L.B. AIRPORT BUS. PARK      3   150,403 50,134   1987  Ground      0       0                                    100.0%  100.0%
     4900/4910 Airport Plaza Drive                               0      0       0     TOTAL
                                                               ---    ---     ---
                                                                        0       0         0
- ------------------------------------------------------------------------------------------------------------------------------------
A-3  L.B. AIRPORT BUS. PARK      8   163,358 20,420   1989  Ground      0       0                                     96.1%   96.1%
     5000 East Spring Street                                   2-7  6,402       0     TOTAL     $23.40-$23.40 FSG
                                                               ---  -----     ---
                                                                    6,402       0     6,402
- ------------------------------------------------------------------------------------------------------------------------------------
A-4  L.B. AIRPORT BUS. PARK      2    50,000 25,000   1982  Ground      0       0                                    100.0%  100.0%
     5001 Airport Plaza Drive                                    0      0       0     TOTAL
                                                               ---    ---     ---
                                                                        0       0         0
- ------------------------------------------------------------------------------------------------------------------------------------
A-5  FREEWAY BUSINESS CENTER     4    76,582 19,148   1984  Ground      0       0                                    100.0%  100.0%
     1515 Hughes Way                                             0      0       0     TOTAL
                                                               ---    ---     ---
                                                                        0       0         0
- ------------------------------------------------------------------------------------------------------------------------------------
A-6  KILROY AIRPORT CENTER       6   170,030 28,338   1989  Ground      0       0                                     63.8%   63.8%
     3760 Kilroy Airport Way                                   3-5 27,482       0      TOTAL    $25.80-$27.00 FSG
                                                               --- ------     ---
                                                                   27,482       0     27,482
- ------------------------------------------------------------------------------------------------------------------------------------
A-7  KILROY AIRPORT CENTER       8   227,939 28,492   1989  Ground      0       0                                     91.4%   88.5%
     3780 Kilroy Airport Way                                   3-8 19,713   6,387      TOTAL    $18.00-$27.00 FSG
                                                               --- ------     ---
                                                                   19,713   6,387     26,100
- ------------------------------------------------------------------------------------------------------------------------------------
A-8  KILROY AIRPORT CENTER       2    98,243 49,122   1987  Ground      0       0                                    100.0%  100.0%
     3880 Kilroy Airport Way                                     0      0       0      TOTAL
                                                               ---    ---     ---
                                                                        0       0          0
- ------------------------------------------------------------------------------------------------------------------------------------
A-9  KILROY AIRPORT CENTER       3   129,300 43,100   1987  Ground      0       0                                     94.3%   94.3%
     3900 Kilroy Airport Way                                   2-3  7,234       0      TOTAL    $24.00-$24.00 FSG
                                                               ---  -----     ---
                                                                    7,324       0      7,324

- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS              44 1,230,855 27,974                60,921   6,387     67,308                          95.1%   94.5%
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                             $22.81-$26.26 Direct Weighted Average
                                                                                                           Rental Rate

                          OFFICE BUILDING ACTIVITY CHART

                             LONG BEACH AIRPORT AREA

                                     [Chart]

                            PEER BUILDING ANALYSIS

     Long Beach Airport Business Park    4900-4910 Airport Plaza Drive

- ------------------------------------------------------------------------------------------------------------------------------------
                                     Building Information                               Overall      Quoted            Occupancy
Item    Building Name/    No. of   Area   Avg. Flr.  Year     Available Space (SF)    Availabilty  Annual Rent Lease     Ratio
No.     Location         Stories   (SF)   Area (SF)  Built Floor(s) Direct  Sublease   (SF)     PSF   PSF       Type  Direct Overall
- ------------------------------------------------------------------------------------------------------------------------------------
A-1  L.B. AIRPORT
       BUSINESS PARK        8    165,000   20,625    1988  Ground          0    0                                     100.0%  100.0%
     4801 Airport Plaza
       Drive                                                    0          0    0      TOTAL
                                                           ------    ------- ------
                                                                           0    0          0
- ------------------------------------------------------------------------------------------------------------------------------------
A-2  L.B. AIRPORT
       BUSINESS PARK        6    121,810   20,268    1987  Ground          0    0                                     100.0%  100.0%
     4811 Airport Plaza
       Drive                                                    0          0    0      TOTAL
                                                           ------    ------- ------
                                                                           0    0          0
- ------------------------------------------------------------------------------------------------------------------------------------
A-3  L.B. AIRPORT
       BUSINESS PARK        8    163,358   20,420    1989  Ground          0    0                                      96.1%   96.1%
     5000 East Spring
       Street                                                 2-7      6,402    0      TOTAL  $23.40 $23.40      FSG
                                                           ------    ------- ------
                                                                       6,402    0      6,402
- ------------------------------------------------------------------------------------------------------------------------------------
A-4  L.B. AIRPORT           2     50,000   25,00    1982   GROUND          0    0                                     100.0%  100.0%
       BUSINESS PARK
     5001 Airport Plaza
       Drive                                                    0          0    0      TOTAL
                                                           ------    ------- ------
                                                                           0    0          0
- ------------------------------------------------------------------------------------------------------------------------------------
A-5  FREEWAY BUSINESS
       CENTER               4     76,582   19,148    1984  Ground          0    0                                    100.0%   100.0%
     1515 Hughes Way                                            0          0    0      TOTAL
                                                           ------    ------- ------
                                                                           0    0
- ------------------------------------------------------------------------------------------------------------------------------------
A-6  KILROY AIRPORT CENTER  6    170,030   28,338    1983  Ground          0    0                                     83.8%    83.8%
     3760 Kilroy Airport Way                                  3-5     27,482    0      TOTAL  $25.80-$27.00      FSG
                                                           ------    ------- ------
                                                                      27,482    0     27,482
- ------------------------------------------------------------------------------------------------------------------------------------
A-7  KILROY AIRPORT CENTER  8    227,939   28,492    1989  Ground          0    0                                     91.4%    88.5%
     3780 Kilroy Airport Way                                  3-8     19,713  8,387    TOTAL  $18.00 $27.00      FSG
                                                           ------    ------- ------
                                                                      19,713  8,387   28,100
- ------------------------------------------------------------------------------------------------------------------------------------
A-8  KILROY AIRPORT CENTER  2     98,243   49,122    1987  Ground          0    0                                    100.0%   100.0%
     3880 Kilroy Airport Way                                    0          0    0      TOTAL
                                                           ------    ------- ------
                                                                           0    0          0
- ------------------------------------------------------------------------------------------------------------------------------------
A-9  KILROY AIRPORT CENTER  3     129,300  43,100    1987  Ground          0    0                                     94.3%    94.3%
     3900 Kilroy Airport Way                                  2-3      7,324    0      TOTAL  $24.00 $24.00      FSG
                                                           ------    ------- ------
                                                                       7,324    0      7,324
- ------------------------------------------------------------------------------------------------------------------------------------
     MARKET TOTALS         47   1,202,062  25,576                     80,921  6,367   87,308                          94.9%    94.4%
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                  $22.81-$26.26  Direct Weighted Average Rental Rate
                                                                                  --------------------------------------------------


                          OFFICE BUILDING ACTIVITY CHART

                             LONG BEACH AIRPORT AREA

                                     [GRAPH]


                                                       PEER BUILDING ANALYSIS
                                        Long Beach Airport Business Park  5000 Spring Street

                                           Building Information                                                     Overall
 Item     Building Name/                No of     Area      Avg Flr        Year           Available Space(SF)      Availability
 No.      Location                      Stories   (SF)      Area (SF)      Built     Floor(s)  Direct    Sublease    (SF)
 ---------------------------------------------------------------------------------------------------------------------------------
 A-1      L.B. AIRPORT BUSINESS PARK      8       165,000   20,625         1986      Ground         0       0
          4801 Airport Plaza Drive                                                        0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 A-2      L.B. AIRPORT BUSINESS PARK      8       121,610   20,268         1987      Ground         0       0
          4811 Airport Plaza Drive                                                        0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 A-3      L.B. AIRPORT BUSINESS PARK      3       150,403   50,134         1987      Ground         0       0
          4900/4910 Airport Plaza Drive                                                   0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 A-4      L.B. AIRPORT BUSINESS PARK      2        50,000   25,000         1982      Ground         0       0
          5001 Airport Plaza Drive                                                        0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 A-5      FREEWAY BUSINESS CENTER         4        76,582   19,146         1984      Ground         0       0
          1515 Hughes Way                                                                 0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 A-6      KILROY AIRPORT CENTER           6       170,030   28,338         1989      Ground         0       0
          3760 Kilroy Airport Way                                                       3-5    27,482       0            TOTAL
                                                                                          -         -       -
                                                                                               27,482       0            27,482

 ---------------------------------------------------------------------------------------------------------------------------------
 A-7      KILROY AIRPORT CENTER           8       227,939   28,492         1989      Ground         0       0
          3780 Kilroy Airport Way                                                       3-8    19,713   6,387            TOTAL
                                                                                          -         -       -
                                                                                               19,713   6,387            26,100

 ---------------------------------------------------------------------------------------------------------------------------------
 A-8      KILROY AIRPORT CENTER           2        98,243   49,122         1987      Ground         0       0
          3880 Kilroy Airport Way                                                         0         0       0            TOTAL
                                                                                          -         -       -
                                                                                                    0       0                0

 ---------------------------------------------------------------------------------------------------------------------------------
 A-9      KILROY AIRPORT CENTER           3       129,300   43,100         1987      Ground         0       0
          3900 Kilroy Airport Way                                                       2-3     7,324       0             TOTAL
                                                                                          -         -       -
                                                                                                7,324       0             7,324

 ---------------------------------------------------------------------------------------------------------------------------------
          MARKET TOTALS                  42      1,189,107  28,312                             54,519    6,387          60,908


             Quoted
          Annual Rent              Lease         Occupancy Ratio
       PSF          PSF            Type        Direct     Overall

                                              100.0%      100.0%


 ----------------------------------------------------------------
                                              100.0%      100.0%


 ----------------------------------------------------------------
                                              100.0%      100.0%


 ----------------------------------------------------------------
                                              100.0%      100.0%


 ----------------------------------------------------------------
                                              100.0%      100.0%


 ----------------------------------------------------------------
                                               83.8%       83.8%
     $25.80   -  $27.00            FSG

 ----------------------------------------------------------------
                                               91.4%       88.5%
     $18.00   -  $27.00            FSG

 ----------------------------------------------------------------
                                              100.0%      100.0%


 ----------------------------------------------------------------
                                               94.3%       94.3%
     $24.00   -  $24.00            FSG

 ----------------------------------------------------------------
     MARKET TOTALS                             96.4%       94.9%

     $22.74   -  $26.60  Direct Weighted Average Rental Rate
     -------------------------------------------------------

                         OFFICE BUILDING ACTIVITY CHART

                            LONG BEACH AIRPORT AREA

                                   [BAR CHART]

                        SUMMARY OF COMPARABLE LEASES

                         Professional Office Tenants

             Westside Los Angeles Submarkets as of 4th Quarter 1995

- ----------------------------------------------------------------------------------
Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
CW-1    Culver City /           Nov-95       1,800      3 years        $18.60
        Westchester
- ----------------------------------------------------------------------------------
CW-2    Culver City /           Nov-95       1,868      5 years        $16.92
        Westchester
- ----------------------------------------------------------------------------------
CW-3    Culver City /           Feb-95       1,024      6 years        $15.60
        Westchester
- ----------------------------------------------------------------------------------
CW-4    Culver City /           Aug-95      13,696     10 years        $15.60
        Westchester                                                    $18.00

- ----------------------------------------------------------------------------------
CW-5    Culver City /           Sep-95       1,494      3 years        $22.20
        Westchester                                                    $22.80
                                                                       $24.48
- ----------------------------------------------------------------------------------
CW-6    Culver City /           Oct-95       4,287      5 years        $14.40
        Westchester                                                    $14.40
                                                                       $16.80
                                                                       $18.00
                                                                       $19.20
- ----------------------------------------------------------------------------------
CW-7    Culver City /           Dec-95      26,502      6 years        $14.16
        Westchester                                                    $15.12
                                                                       $15.96
- ----------------------------------------------------------------------------------
M-1     Marina                  Mar-95       1,130      3 years        $19.20


- ----------------------------------------------------------------------------------
M-2     Marina                  Apr-96       1,620      3 years        $18.60

- ----------------------------------------------------------------------------------
M-3     Marina                  May-95       1,827      5 years        $17.40


- ----------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------
                                                                         Effective
Item                                  Expense      Concessions/            Annual
 No.    Market & Location  Adjustments Basis         Comments             PSF Rent
- ----------------------------------------------------------------------------------
CW-1    Culver City /         Flat     FSG    No free rent reported /       $18.60
        Westchester                             Paint and carpet
- ----------------------------------------------------------------------------------
CW-2    Culver City /       Annual     FSG    No free rent reported /       $18.36
        Westchester            CPI              Paint and carpet
- ----------------------------------------------------------------------------------
CW-3    Culver City /         Flat     FSG    No free rent reported /       $15.60
        Westchester                             Paint and carpet
- ----------------------------------------------------------------------------------
CW-4    Culver City /        1-60 mos  FSG    9 mos free rent reported /    $16.80
        Westchester        61-120 mos               on portion
                                               $10/rsf TI allowances
- ----------------------------------------------------------------------------------
CW-5    Culver City /        1-12 mos  FSG    No free rent reported /       $23.16
        Westchester         13-24 mos  FSG     $10/usf TI allowances
                            25-36 mos  FSG        Net of electricity
- ----------------------------------------------------------------------------------
CW-6    Culver City /        1-12 mos  FSG    Months 1, 13 & 25 free        $16.08
        Westchester         13-24 mos  FSG     rent / build-to-suit
                            25-36 mos  FSG
                            37-48 mos  FSG
                            49-60 mos  FSG
- ----------------------------------------------------------------------------------
CW-7    Culver City /        1-23 mos  FSG       2 weeks free rent /        $15.00
        Westchester         24-48 mos  FSG     $5/usf TI allowances
                            49-72 mos  FSG          Lease renewal
- ----------------------------------------------------------------------------------
M-1     Marina                   Flat  FSG      No free rent reported /     $19.20
                                               No TI's (as is condition)

- ----------------------------------------------------------------------------------
M-2     Marina                   Flat  FSG     No free rent reported /      $18.60
                                                $9.10/psf TI allowances
- ----------------------------------------------------------------------------------
M-3     Marina                   Flat  FSG      No free rent reported /     $17.40
                                                $8.50/psf TI allowances
                                                Direct deal w/building
- ----------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------
Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
M-4     Marina                  May-95       4,145      5 years        $24.00


- ----------------------------------------------------------------------------------
M-5     Marina                  Jul-95      60,000      5 years        $17.40


- ----------------------------------------------------------------------------------
M-6     Marina                  Sep-95       2,473      5 years        $22.20


- ----------------------------------------------------------------------------------
SM-1    Santa Monica            4th Qtr     22,000     10 years        $31.00
                                 1995

- ----------------------------------------------------------------------------------
SM-2    Santa Monica            4th Qtr      6,200      5 years        $29.30
                                 1995

- ----------------------------------------------------------------------------------
SM-3    Santa Monica            3rd Qtr     30,000      5 years        $20.40
                                 1995

- ----------------------------------------------------------------------------------
SM-4    Santa Monica            3rd Qtr      5,600      5 years        $26.40
                                 1995

- ----------------------------------------------------------------------------------
SM-5    Santa Monica            3rd Qtr      2,800      5 years        $31.30
                                 1995

- ----------------------------------------------------------------------------------
W-1     Westwood                3rd Qtr     10,000      5 years        $27.00
                                 1995

- ----------------------------------------------------------------------------------
W-2     Westwood                4th Qtr      3,000      5 years        $25.20
                                 1995

- ----------------------------------------------------------------------------------
W-3     Westwood                1st Qtr      2,500      5 years        $27.60
                                 1995

- ----------------------------------------------------------------------------------
W-4     Westwood                1st Qtr      5,700      7 years        $28.20
                                 1995                                  $33.60

- ----------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------
                                                                         Effective
Item                                  Expense      Concessions/            Annual
 No.    Market & Location  Adjustments Basis         Comments             PSF Rent
- ----------------------------------------------------------------------------------
M-4     Marina                Flat     FSG    No free rent reported /       $24.00
                                              No TI's (as is condition)
                                              Net of janitorial & electric
- ----------------------------------------------------------------------------------
M-5     Marina                Flat     FSG    No free rent reported /       $17.40
                                              $7.00/usf TI allowances

- -----------------------------------------------------------------------------------
M-6     Marina                Flat     FSG    No free rent reported /       $22.20
                                              No TI's (as is condition)

- ----------------------------------------------------------------------------------
SM-1    Santa Monica       Effective   FSG    $40 psf TI-2nd generation;    $31.00
                                Rent           Proposal not signed        10 years

- ----------------------------------------------------------------------------------
SM-2    Santa Monica          Flat     FSG    No free rent / No TI;         $29.30
                                                    Sublease               5 years

- ----------------------------------------------------------------------------------
SM-3    Santa Monica          Flat     FSG         No free rent;            $20.40
                                              $20 psf TI-2nd generation;   5 years
                                                    Sublease
- ----------------------------------------------------------------------------------
SM-4    Santa Monica          Flat     FSG       5 months free rent ;       $24.20
                                                     Paint/Carpet          5 years

- ----------------------------------------------------------------------------------
SM-5    Santa Monica          Flat     FSG           No free rent ;         $31.30
                                                     Paint/Carpet          5 years

- ----------------------------------------------------------------------------------
W-1     Westwood              Flat     FSG           No free rent;          $27.00
                                                $22 psf TI/2nd generation  5 years

- ----------------------------------------------------------------------------------
W-2     Westwood              Flat     FSG           No free rent;          $25.20
                                                 BTS TI/2nd generation     5 years

- ----------------------------------------------------------------------------------
W-3     Westwood              Flat     FSG        22 mos. @ 1/2 rent;       $22.54
                                                  $40 psf TI (raw) /       5 years

- ----------------------------------------------------------------------------------
W-4     Westwood             1-60 mos  FSG          28 mos @ 1/2 rent;      $24.87
                            61-84 mos                $42 psf TI (raw)      7 years

- ----------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
W-5     Westwood                4th Qtr    110,000     10 years        $28.20
                                 1995                                  $33.60

- ----------------------------------------------------------------------------------
W-6     Westwood                2nd Qtr      5,900      5 years        $31.20
                                 1995

- ----------------------------------------------------------------------------------
W-7     Westwood                3rd Qtr      4,500      5 years        $31.20
                                 1995                                  $34.80

- ----------------------------------------------------------------------------------
W-8     Westwood                3rd Qtr      9,000      5 years        $31.80
                                 1995

- ----------------------------------------------------------------------------------
W-9     Westwood                3rd Qtr      7,800      6 years        $28.80
                                 1995                                  $31.80
                                                                       $19.92
                                                                       $35.40
- ----------------------------------------------------------------------------------
W-10    Westwood                4th Qtr      6,700      5 years        $30.60
                                 1995

- ----------------------------------------------------------------------------------
CC-1    Century City            3rd Qtr      8,000      5 years        $36.00
                                 1995

- ----------------------------------------------------------------------------------
CC-2    Century City            1st Qtr      5,000      5 years        $35.40
                                 1995

- ----------------------------------------------------------------------------------
CC-3    Century City            4th Qtr      1,300      5 years        $36.00
                                 1995

- ----------------------------------------------------------------------------------
CC-4    Century City            3rd Qtr     80,000     10 years        $21.60
                                 1995                                  $25.20

- ----------------------------------------------------------------------------------
CC-5    Century City            3rd Qtr      8,000      5 years        $19.56
                                 1995

- ----------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------
                                                                         Effective
Item                                   Expense      Concessions/            Annual
 No.    Market & Location  Adjustments  Basis         Comments            PSF Rent
- ----------------------------------------------------------------------------------
W-5     Westwood            1-60 mos   FSG        36 mos. @ 1/2 rent;       $26.67
                          61-120 mos               $42 psf TI (raw);      10 years
                                                    Building signage
- ----------------------------------------------------------------------------------
W-6     Westwood              Flat     FSG        2 mos. free rent;         $30.20
                                                     $75 psf TI            5 years

- ----------------------------------------------------------------------------------
W-7     Westwood            1-31 mos   FSG           No free rent;          $33.00
                           32-60 mos                  $40 psf TI           5 years

- ----------------------------------------------------------------------------------
W-8     Westwood              Flat     FSG           No free rent;          $31.80
                                                      $44 psf TI           5 years

- ----------------------------------------------------------------------------------
W-9     Westwood            1-25 mos   FSG    No free rent (see mos. 37-    $27.44
                           25-36 mos            60); $43 psf TI (raw)      7 years
                           37-60 mos
                           60-72 mos
- ----------------------------------------------------------------------------------
W-10    Westwood              Flat     FSG         No free rent;            $30.60
                                                    $35 psf TI             5 years

- ----------------------------------------------------------------------------------
CC-1    Century City         Annual    FSG       10 months free rent;       $33.96
                        4% increase             $18 psf TI + Existing      5 years

- ----------------------------------------------------------------------------------
CC-2    Century City         Annual    FSG       11 months free rent;       $33.96
                        4% increase                    $20 psf TI          5 years

- ----------------------------------------------------------------------------------
CC-3    Century City         Annual    FSG           No free rent;          $39.00
                        4% increase             $10 psf TI + Existing      5 years

- ----------------------------------------------------------------------------------
CC-4    Century City        1-60 mos   FSG           No free rent;          $23.40
                          61-120 mos                   $50 psf TI         10 years
                                                   Building Signage
- ----------------------------------------------------------------------------------
CC-5    Century City          Flat     FSG           No free rent;          $30.60
                                                       $35 psf TI          5 years

- ----------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
CC-6    Century City           4th Qtr       4,500      7 years        $21.00
                                 1995

- ----------------------------------------------------------------------------------
CC-7    Century City           4th Qtr      3,000      5 years         $21.00
                                 1995

- ----------------------------------------------------------------------------------
B-1     Brentwood              2nd Qtr     29,000        N/A            N/A
                                 1995   (Full bldg)

- ----------------------------------------------------------------------------------
B-2     Brentwood              2nd Qtr     13,000     10 years         $19.20
                                 1995                                  $24.00

- ----------------------------------------------------------------------------------
B-3    Brentwood                4th Qtr      3,500      8 years        $25.20
                                 1995                                  $27.00

- ----------------------------------------------------------------------------------
B-4    Brentwood                3rd Qtr      3,500      5 years        $25.20
                                 1995

- ----------------------------------------------------------------------------------
BH-1   Beverly Hills            1st Qtr     77,000     10 years        $22.80
                                 1995

- ----------------------------------------------------------------------------------
BH-2   Beverly Hills            3rd Qtr     28,000     10 years        $25.20
                                 1995                                  $26.20

- ----------------------------------------------------------------------------------
BH-3   Beverly Hills            4th Qtr     14,000     10 years        $27.00
                                 1995                                  $32.40

- ----------------------------------------------------------------------------------
BH-4   Beverly Hills            2nd Qtr      3,500      5 years        $28.50
                                 1995

- ----------------------------------------------------------------------------------
MM-1   Miracle Mile             1st Qtr      3,000      5 years        $22.80
                                 1995

- ----------------------------------------------------------------------------------
MM-2   Miracle Mile             2nd Qtr     15,000     10 years        $19.20
                                 1995                                  $20.40

- ----------------------------------------------------------------------------------


- -----------------------------------------------------------------------------------
                                                                           Effecive
Item                                   Expense      Concessions/            Annual
 No.    Market & Location   Adjustments Basis         Comments             PSF Rent
- -----------------------------------------------------------------------------------
CC-6    Century City           Flat     FSG       1/2 month free rent;       $20.40
                                                      $10 psf TI            7 years

- -----------------------------------------------------------------------------------
CC-7    Century City           Flat     FSG        3 months free rent;       $19.40
                                                      $15 psf TI            5 years

- -----------------------------------------------------------------------------------
B-1     Brentwood               N/A     N/A               N/A                 N/A


- -----------------------------------------------------------------------------------
B-2     Brentwood            1-60 mos   FSG        4 months free rent;       $20.96
                           61-120 mos             $25 psf TI + Existing    10 years

- -----------------------------------------------------------------------------------
B-3    Brentwood             1-60 mos   FSG       6.5 months free rent;      $24.17
                            61-96 mos                   $15 psf TI          8 years

- -----------------------------------------------------------------------------------
B-4    Brentwood               Flat     FSG         3 mos free rent;         $24.00
                                                     $35 psf TI             5 years

- -----------------------------------------------------------------------------------
BH-1   Beverly Hills           Flat     FSG           No free rent;          $22.80
                                                       $40 psf TI           5 years

- -----------------------------------------------------------------------------------
BH-2   Beverly Hills         1-60 mos   FSG        6 months free rent;       $24.42
                           61-120 mos                   $35 psf TI          5 years

- -----------------------------------------------------------------------------------
BH-3   Beverly Hills         1-60 mos   FSG        2 months free rent;       $29.15
                           61-120 mos                   $35 psf TI          5 years

- -----------------------------------------------------------------------------------
BH-4   Beverly Hills           Flat     FSG           No free rent;          $25.80
                                                        $25 psf TI          5 years

- -----------------------------------------------------------------------------------
MM-1   Miracle Mile            Flat     FSG           No free rent;          $22.80
                                                        $27 psf TI          5 years

- -----------------------------------------------------------------------------------
MM-2   Miracle Mile          1-60 mos   FSG           No free rent;          $19.80
                           61-120 mos                   $25 psf TI          5 years

- -----------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------

MM-3   Miracle Mile             3rd Qtr      2,000      5 years        $19.80
                                 1995


MM-4   Miracle Mile             4th Qtr      4,000      5 years        $19.44
                                 1995

- ----------------------------------------------------------------------------------


- -----------------------------------------------------------------------------------
                                                                           Effecive
Item                                   Expense      Concessions/            Annual
 No.    Market & Location   Adjustments Basis         Comments             PSF Rent
- -----------------------------------------------------------------------------------

MM-3   Miracle Mile            Flat     FSG           No free rent;          $19.80
                                                     paint & carpet         5 years

- -----------------------------------------------------------------------------------
MM-4   Miracle Mile            Flat     FSG           No free rent;          $19.44
                                                        $35 psf TI          5 years

- -----------------------------------------------------------------------------------

                                                         PASADENA
                                               SUMMARY OF COMPARABLE LEASES
                                                PROFESSIONAL OFFICE TENANTS



- -----------------------------------------------------------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual  Adjust-   Expense   Concessions  Effective Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)    ments     Basis     Comments         PSF Rent
- -----------------------------------------------------------------------------------------------------------------------------------
 P-1    Pasadena                Jul-95       8,500      5 years      $19.20           Flat     FSG   4 mos free rent         $17.92
                                                                                                     $5.00 psf TI's

- -----------------------------------------------------------------------------------------------------------------------------------
 P-2    Pasadena                Sep-95       3,200      5 years      $22.80           Flat     FSG   3 mos free rent         $21.66
                                                                                                     $30.00 PSF TI's

- -----------------------------------------------------------------------------------------------------------------------------------
 P-3    Pasadena                Jul-95       3,100      5 years      $22.80           Flat     FSG   3 mos free              $21.66
                                                                                                     $30.00 PSF TI's

- -----------------------------------------------------------------------------------------------------------------------------------
 P-4    Pasadena                May-95       4,800      5 years      $21.00           Flat     FSG    No free rent           $21.00
                                                                                                     $40.00 PSF TI's

- -----------------------------------------------------------------------------------------------------------------------------------
 P-5    Pasadena                Jun-95       9,400      5 years      $22.20  Yr. 6: $24.60     FSG   No free rent reported / $23.40
                                                                                                     $10/usf TI allowance

- -----------------------------------------------------------------------------------------------------------------------------------
 P-6    Pasadena                May-95       5,700      3 years      $22.56           Flat     FSG   No free rent            $22.56
                                                        5 mos                                        $00.00 PSF TI's


- -----------------------------------------------------------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual  Adjust-   Expense   Concessions  Effective Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)    ments     Basis     Comments         PSF Rent
- -----------------------------------------------------------------------------------------------------------------------------------
 P-7    Pasadena                Jun-95       4,600      5 years      $21.60           Flat     FSG       7 mos free         $19.05
                                                                                                           No TI's

- -----------------------------------------------------------------------------------------------------------------------------------
 P-8    Pasadena                Sep-95       6,600      6 years      $18.24  Yr. 3: $23.64     FSG          No free rent    $22.44
                                                                             Yr. 4: $24.84               $27.25 PSF TI's

- -----------------------------------------------------------------------------------------------------------------------------------
 P-9    Pasadena                Mar-95       1,800      5 years      $18.84           Flat     FSG        1 month free      $18.84
                                                                                                            No TI's

- -----------------------------------------------------------------------------------------------------------------------------------
P-10    Pasadena                May-95       4,900      5 years      $19.80           Flat     FSG          5 mos free      $18.15
                                                                                                         $20.00 PSF TI's

- -----------------------------------------------------------------------------------------------------------------------------------
P-11    Pasadena                Jan-96       3,600      5 years      $18.96           Flat     FSG          3 mos free      $18.08
                                                        5 mos                                               No TI's

- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

                        CALABASAS AND WESTLAKE VILLAGE

                         SUMMARY OF COMPARABLE LEASES

                         PROFESSIONAL OFFICE TENANTS


- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
 C-1    Calabasas               Oct-95       9,243      10 years        $19.20
                                                                        $19.80
                                                                        $21.00
- ----------------------------------------------------------------------------------
 C-2    Calabasas               Oct-95       1,450       3 years        $19.20


- -----------------------------------------------------------------------------------
 C-3    Calabasas               Oct-95        852        3 years        $19.20


- -----------------------------------------------------------------------------------
 C-4    Calabasas               Jul-95       3,300       3 years        $19.20


- -----------------------------------------------------------------------------------
 C-5    Calabasas               Mar-95       4,930       5 years        $18.96


- -----------------------------------------------------------------------------------
 C-6    Calabasas               Mar-95       8,300       5 years        $17.40

- -----------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------
WV-1    Westlake Village        Nov-95       3,854       5 years        $17.40
                                                                        $18.00
                                                                        $19.20
                                                                        $19.80
- -----------------------------------------------------------------------------------
WV-2    Westlake Village        Sep-95       9,778       5 years        $19.20


- -----------------------------------------------------------------------------------
WV-3    Westlake Village        Sep-95      10,525      10 years        $18.60


- -----------------------------------------------------------------------------------
WV-4    Westlake Village        Dec-94       6,500       5 years        $17.40
                                                                    plus utilities

- -----------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------
                                                                           Effecive
Item                                     Expense       Free Rent/           Annual
 No.    Market & Location   Adjustments   Basis    Tenant Improvements     PSF Rent
- -----------------------------------------------------------------------------------
 C-1    Calabasas              1-40 mos    FSG        No free rent          $20.00
                              41-80 mos             reported / $5 psf
                             80-120 mos            TI allowances in Yr 5
- -----------------------------------------------------------------------------------
 C-2    Calabasas              Flat        FSG     3 months free rent /    $17.60
                                                 $12-14 psf TI allowance

- -----------------------------------------------------------------------------------
 C-3    Calabasas              Flat        FSG     3 months free rent /    $17.60
                                                 $12-13 psf TI allowance

- -----------------------------------------------------------------------------------
 C-4    Calabasas              Flat        FSG     4 months free rent /    $17.07
                                                    "As is" condition

- -----------------------------------------------------------------------------------
 C-5    Calabasas              Flat        FSG         No free rent        $18.96
                                                     reported / $15 psf
                                                       TI allowance
- -----------------------------------------------------------------------------------
 C-6    Calabasas              Flat        FSG         No free rent        $17.40
                                                     reported / $10 psf
                                                       TI allowance
- -----------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------
WV-1    Westlake Village       1-12 mos    FSG         No free rent        $18.72
                              13-24 mos              reported / Paint
                              25-48 mos                 and Carpet
                              49-60 mos
- -----------------------------------------------------------------------------------
WV-2    Westlake Village       Flat        FSG         No free rent        $19.20
                                                     reported / $25 psf
                                                       TI allowance
- -----------------------------------------------------------------------------------
WV-3    Westlake Village       Flat        FSG     2 months free rent /    $19.69
                                                  $12 psf TI allowance

- -----------------------------------------------------------------------------------
WV-4    Westlake Village       Flat        FSG         No free rent        $17.40
                                                   reported / $17 psf  plus utilities
                                                      TI allowance
- -----------------------------------------------------------------------------------

                        WOODLAND HILLS / WARNER CENTER

                         SUMMARY OF COMPARABLE LEASES

                         PROFESSIONAL OFFICE TENANTS


- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
WH-1    Woodland Hills           1st Qtr     10,000      5 years        $21.00
                                  1996

- -----------------------------------------------------------------------------------
WH-2    Woodland Hills           1st Qtr     22,000      5 years        $19.80
                                  1996

- -----------------------------------------------------------------------------------
WH-3    Woodland Hills           3rd Qtr     12,500      6 years        $22.80
                                  1995

- -----------------------------------------------------------------------------------
WH-4    Woodland Hills           3rd Qtr      2,800      5 years        $23.40
                                  1995

- -----------------------------------------------------------------------------------
WH-5    Woodland Hills           3rd Qtr      4,500      5 years        $22.80
                                  1995

- -----------------------------------------------------------------------------------
WH-6    Woodland Hills           2nd Qtr      2,000      5 years        $24.00
                                  1995

- -----------------------------------------------------------------------------------
WH-7    Woodland Hills           2nd Qtr     32,000      7 years        $23.40
                                  1995

- -----------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------
                                                                           Effecive
Item                                     Expense    Concessions/            Annual
 No.    Market & Location   Adjustments   Basis       Comments             PSF Rent
- -----------------------------------------------------------------------------------
WH-1    Woodland Hills       Mos 31-60:    FSG   $20 psf TI (blended)        $21.30
                              $21.60              (1/2 space is raw)        5 years

- -----------------------------------------------------------------------------------
WH-2    Woodland Hills        None         FSG       $10 psf TI              $19.80
                                                                            5 years

- -----------------------------------------------------------------------------------
WH-3    Woodland Hills        None         FSG       2 mos free rent         $22.17
                                                       $30 psf TI           6 years

- -----------------------------------------------------------------------------------
WH-4    Woodland Hills        None         FSG        $32.50 psf TI          $23.40
                                                                            5 years

- -----------------------------------------------------------------------------------
WH-5    Woodland Hills        None         FSG          $31 psf TI           $22.80
                                                                            5 years

- ----------------------------------------------------------------------------------
WH-6    Woodland Hills        None         FSG       2 mos free rent         $23.20
                                                     $32 psf TIL            5 years

- -----------------------------------------------------------------------------------
WH-7    Woodland Hills        None         FSG     After hours electrical    $17.75
                                      rate includes     included in         7 years
                                       after hours  rent (=$4.40 psf ann.)
                                        utilities        $30 psf TI
                                                   160 spaces free for term.
                                                       13 mos free rent
- -----------------------------------------------------------------------------------

                               ENCINO SUBMARKET

                         SUMMARY OF COMPARABLE LEASES

                         PROFESSIONAL OFFICE TENANTS


- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)    Term         Rent (PSF)
- ----------------------------------------------------------------------------------
 E-1    Encino                  Feb-96       4,600       5 years        $19.20
                                                                        $20.40

- ----------------------------------------------------------------------------------
 E-2    Encino                  Dec-95       5,194       5 years        $19.80
                                                                        $20.99

- -----------------------------------------------------------------------------------
 E-3    Encino                  Nov-95       9,500        6 years       $21.00


- -----------------------------------------------------------------------------------
 E-4    Encino                  Nov-95       3,390       5 years        $19.80
                                                                        $20.99

- -----------------------------------------------------------------------------------
 E-5    Encino                  Aug-95       2,082       5 years        $18.00
                                                                        $20.40

- -----------------------------------------------------------------------------------
 E-6    Encino                  Apr-95       5,279       5 years        $18.00


- -----------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------
                                                                          Effective
Item                                     Expense      Free Rent /           Annual
 No.    Market & Location   Adjustments   Basis   Tenant Improvements      PSF Rent
- -----------------------------------------------------------------------------------
 E-1    Encino                 1-30 mos    FSG       No free rent /         $19.80
                              31-60 mos            $26.00 raw space

- -----------------------------------------------------------------------------------
 E-2    Encino                 1-30 mos    FSG       No free rent /         $20.40
                              31-60 mos                 $30.00

- -----------------------------------------------------------------------------------
 E-3    Encino                     Flat    FSG       No free rent /         $21.00
                                                        $25.00

- -----------------------------------------------------------------------------------
 E-4    Encino                 1-30 mos    FSG    1 month free rent /       $20.04
                              31-60 mos               $27.50

- -----------------------------------------------------------------------------------
 E-5    Encino                 1-30 mos    FSG       No free rent /         $19.20
                              31-60 mos                $18.00

- -----------------------------------------------------------------------------------
 E-6    Encino                     Flat    FSG       No free rent /         $18.00
                                                       $25.00

- -----------------------------------------------------------------------------------

                         SUMMARY OF COMPARABLE LEASES

                         PROFESSIONAL OFFICE TENANTS

                 WEST COUNTY SUBMARKETS AS OF 4TH QUARTER 1995

- ----------------------------------------------------------------------------------

Item                            Date of     Rounded               Initial Annual
 No.    Market & Location        Lease     Area (SF)      Term       Rent (PSF)
- ----------------------------------------------------------------------------------
 L-1    Fountain Valley          Dec-95     11,000       5 years        $15.60


- ----------------------------------------------------------------------------------
 L-2    Huntington Beach         Nov-95     12,000       5 years        $17.40


- -----------------------------------------------------------------------------------
 L-3    Huntington Beach         Nov-95     30,300       5 years       $14.40


- -----------------------------------------------------------------------------------
 L-4    Huntington Beach        Proposal    14,000       5 years        $16.20


- -----------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------
                                                                           Effective
Item                                     Expense    Concessions/            Annual
 No.    Market & Location   Adjustments   Basis       Comments             PSF Rent
- -----------------------------------------------------------------------------------
 L-1    Fountain Valley        Flat       FSG         2 Months               $15.08
                                                     $15.00 TIA

- -----------------------------------------------------------------------------------
 L-2    Huntington Beach       Flat       FSG           None                 $17.40
                                                     $16.00 TIA

- -----------------------------------------------------------------------------------
 L-3    Huntington Beach       Flat       FSG         2 Months               $13.92
                                                      Turnkey

- -----------------------------------------------------------------------------------
 L-4    Huntington Beach       Flat       FSG         2 Months               $15.66
                                                      Turnkey

- -----------------------------------------------------------------------------------

                         SUMMARY OF COMPARABLE LEASES

                         PROFESSIONAL OFFICE TENANTS

                 IN-FREEWAY SUBMARKETS AS OF 4TH QUARTER 1995

- ----------------------------------------------------------------------------------

ITEM                            DATE OF     ROUNDED               INITIAL ANNUAL
 NO.    MARKET & LOCATION        LEASE     AREA (SF)      TERM       RENT (PSF)
- ----------------------------------------------------------------------------------
 L-1    Stadium Area             Jan-96       7,500       2 years        $19.80


- ----------------------------------------------------------------------------------
 L-2    Stadium Area             Aug-95      22,800       6 years        $19.80


- -----------------------------------------------------------------------------------
 L-3    Stadium Area             Jun-95       3,000       5 years        $19.20


- -----------------------------------------------------------------------------------
 L-4    Main Place Area          Jan-96       8,000      10 years        $19.80


- -----------------------------------------------------------------------------------
 L-5    Main Place Area          Jan-96       6,000      10 years        $19.80


- -----------------------------------------------------------------------------------
 L-6    Main Place Area          Feb-96      11,000       5 years        $16.80
                                                                         $18.00

- -----------------------------------------------------------------------------------
 L-7   The City Area             May-95      12,000       5 years        $19.80


- -----------------------------------------------------------------------------------
 L-8    The City Area            Jan-95       2,000       5 years        $19.80


- -----------------------------------------------------------------------------------
 L-9    Main Place Area          Dec-95      11,500       5 years        $19.80


- -----------------------------------------------------------------------------------
L-10    Main Place Area          Oct-95      14,500       5 years        $19.80


- -----------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------
                                                                           EFFECTIVE
ITEM                                     EXPENSE    CONCESSIONS/            ANNUAL
 NO.    MARKET & LOCATION   ADJUSTMENTS   BASIS       COMMENTS             PSF RENT
- -----------------------------------------------------------------------------------
 L-1    Stadium Area           Flat        FSG       3 Mos Free             $17.33
                                                     $5.00 TIA

- -----------------------------------------------------------------------------------
 L-2    Stadium Area           Flat        FSG       7 Mos Free             $17.87
                                                     $27.00 TIA

- -----------------------------------------------------------------------------------
 L-3    Stadium Area           Flat        FSG       5 Mos Free             $17.64
                                                     $27.00 TIA

- -----------------------------------------------------------------------------------
 L-4    Main Place Area        Flat        FSG          None                $19.80
                                                     $25.00 TIA

- -----------------------------------------------------------------------------------
 L-5    Main Place Area        Flat        FSG      Free Rent N/A           $16.56
                                                     $15.00 TIA

- -----------------------------------------------------------------------------------
 L-6    Main Place Area       1-30 mos     FSG          None                $17.40
                             31-60 mos               $28.00 TIA

- -----------------------------------------------------------------------------------
 L-7    The City Area          Flat        FSG          N/Av                $16.80
                                                     $25.00 TIA

- -----------------------------------------------------------------------------------
 L-8    The City Area          Flat        FSG          N/Av                $19.14
                                                     $15.00 TIA

- -----------------------------------------------------------------------------------
 L-9    Main Place Area        Flat        FSG       Free Rent N/A          $16.68
                                                      $22.00 TIA

- -----------------------------------------------------------------------------------
L-10    Main Place Area        Flat        FSG       Free Rent N/A          $17.40
                                                      $16.00 TIA

- -----------------------------------------------------------------------------------

               SUMMARY OF OFFICE BUILDING INVESTMENT ACTIVITY
                           LOS ANGELES COUNTY

- ----------------------------------------------------------------------------------------------------------------------------------
                                               IMPROVEMENT DESCRIPTION                             SALES PRICE
- ----------------------------------------------------------------------------------------------------------------------------------
     ITEM        PROPERTY NAME /       DATE OF    YEAR    NO. OF      RENTABLE    OCC. @
     NO.            LOCATION            SALE      BUILT   STORIES     AREA (SF)    SALE       TOTAL          PSF          OAR
- ----------------------------------------------------------------------------------------------------------------------------------
NORTH LOS ANGELES MARKETS
- ----------------------------------------------------------------------------------------------------------------------------------
     I(1)     Pasadena Towers            12/95    1989      9          431,588     85%      $80,000,000    $185.36         9.25%
              800 E. Colorado Blvd.                                  (2 Towers
              55 S. Lake Ave.                                      and Retail)
              Pasadena, CA
- ----------------------------------------------------------------------------------------------------------------------------------
     I(2)     70 S. Lake Ave.            11/95    1982     11          100,580     67%      $10,700,000    $106.38         12.3%
              Pasadena, CA
- ----------------------------------------------------------------------------------------------------------------------------------
     I(3)     Encino Spectrum            12/95    1993      3           74,062    100%      $11,900,000    $160.68          5.5%
              (MPAA Headquarters)                                                Master
              15503 Ventura Blvd.                                                Leased     $14,000,000    $189.03          9.4%
              Los Angeles, CA                                                                  adjusted
              (Encino)                                                                         for free
                                                                                                   rent
- ----------------------------------------------------------------------------------------------------------------------------------
     I(4)     The Nestle Building         5/95    1990     21          502,029     95%      $116,000,000   $231.06          8.2%
              800 N. Brand, 3rd
              Glendale, CA
- ----------------------------------------------------------------------------------------------------------------------------------
     I(5)     16000 Ventura Blvd.         3/95    1981     12          175,255     83%      $19,750,000    $112.69         10.9%
              Los Angeles, CA                                                                  prior to              with income
              (Encino)                                                                        holdbacks                 supports
- ----------------------------------------------------------------------------------------------------------------------------------

              SUMMARY OF COMPARABLE OFFICE BUILDING INVESTMENT ACTIVITY
                                LOS ANGELES COUNTY


- ----------------------------------------------------------------------------------------------------------------------------------
                                               Improvement Description                                       Sales Price
- ----------------------------------------------------------------------------------------------------------------------------------
 Item       Property Name /         Date of      Year      No. of    Rentable     Occ. @
 No.        Location                Sale         Built     Stories   Area (SF)    Sale            Total           PSF       OAR
- ----------------------------------------------------------------------------------------------------------------------------------
WESTSIDE MARKETS
- ----------------------------------------------------------------------------------------------------------------------------------
 I-1     6167 Bristol Pkwy          8/94         1982        4       82,595      80% Short-term    $5,200,000   $ 62.96     14%
         Culver City, CA                                                                           Cash
- ----------------------------------------------------------------------------------------------------------------------------------
 I-2     9701 Wilshire Blvd.        9/94         1973       12      102,510      80%              $17,950,000   $175.11    9.1%
         Beverly Hills, CA
- ----------------------------------------------------------------------------------------------------------------------------------
 I-3     Gateway Los Angeles        12/94        1986       13      139,941      78%              $17,500,000   $125.05   10.1%
         12424 Wilshire Blvd.
         Los Angeles, CA
- ----------------------------------------------------------------------------------------------------------------------------------
 I-4     100 Corporate Pointe       12/94        1984        3      110,135      70% Short-term    $6,500,000   $ 59.02     N/A
         Culver City, CA                                                                           Cash
- ----------------------------------------------------------------------------------------------------------------------------------
 I-5     Brentwood Financial        2/95         1982        6       84,672      88%              $12,700,000   $149.99     N/A
         11726 San Vicente Blvd.
         Los Angeles, CA                                                                          $14,200,000   $167.71
                                                                                                  after capital
- ----------------------------------------------------------------------------------------------------------------------------------
 I-6     400 Corporate Pointe       6/95         1987        8      164,845      84%              $15,800,000   $ 95.85   15.5%
         Culver City, CA                                                                          (Note Purchase)         est.
- ----------------------------------------------------------------------------------------------------------------------------------
 I-7     Executive Tower            8/95         1989       16      239,875      76%              $38,250,000   $159.46   10.8%
         11400 W. Olympic Blvd.
         Los Angeles, CA
- ----------------------------------------------------------------------------------------------------------------------------------
 I-8     414 Camden Dr.             9/95         1972/      12       64,143      88%              $15,800,000   $246.32    9.5%
         Beverly Hills, CA                       renovated
                                                 1992
- ----------------------------------------------------------------------------------------------------------------------------------
 I-9     9333 Wilshire Blvd.        9/95         1989        4      108,449       7%              $20,000,000   $184.42     N/A
         Beverly Hills, CA
- ----------------------------------------------------------------------------------------------------------------------------------
 I-10    Palisades Promenade        11/95        1989        4       91,854      93%              $22,500,000   $244.95   11.0%
         120 Broadway                                                                             Note Purchase
         Santa Monica, CA
- ----------------------------------------------------------------------------------------------------------------------------------
 I-11    Westwood Terrace           11/95        1987        5      136,160      87%              $19,000,000   $139.54   11.7% @
         1640 Sepulveda Blvd.                                                                                             Contract
         Los Angeles, CA                                                                                                  10.5% @
         (West Los Angeles)                                                                                               Market
- ----------------------------------------------------------------------------------------------------------------------------------
 I-12    600 Corporate Pointe       03/96        1989       12      266,092      62%              $23,300,000   $ 87.56     N/A
         Culver City, CA                                            plus garage
                                                                    retail
- ----------------------------------------------------------------------------------------------------------------------------------
 I-13    Wilshire Brentwood Plaza   3/96         1984       15      230,357      85%              $38,650,000   $167.78   11.0%
         12400 Wilshire Blvd.                                                    to decline to                           includes
         Los Angeles, CA                                                         75%                                     lease-up
         (Brentwood)                                                                                                     1996 NOI
                                                                                                                         8.5% est.
                                                                                                                         @ 75%
- ----------------------------------------------------------------------------------------------------------------------------------
 I-14    400 Corporate Pointe       3/96         1987        8      164,845      85%              $21,000,000   $127.39   14.0%
         Culver City, CA                                                                          Cash                     est.
- ----------------------------------------------------------------------------------------------------------------------------------